                                                  ANNUAL REPORT

                                                  December 31, 2002

[MORGAN STANLEY LOGO]

Morgan Stanley Institutional Fund, Inc.


Global and International Equity Portfolios     Fixed Income Portfolio

Active International Allocation                Emerging Markets Debt
Asian Equity
Asian Real Estate                              Money Market Portfolios
Emerging Markets
European Real Estate                           Money Market
European Value Equity                          Municipal Money Market
Global Franchise
Global Value Equity
International Equity
International Magnum
International Small Cap
Japanese Value Equity
Latin American

U.S. Equity Portfolios

Equity Growth
Focus Equity
Small Company Growth
Technology
U.S. Real Estate
Value Equity

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                                               December 31, 2002

Table of Contents

PRESIDENT'S LETTER                                                             2

PERFORMANCE SUMMARY                                                            4

INVESTMENT OVERVIEWS AND STATEMENTS OF NET ASSETS

GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
Active International Allocation                                                6
Asian Equity                                                                  17
Asian Real Estate                                                             21
Emerging Markets                                                              26
European Real Estate                                                          32
European Value Equity                                                         36
Global Franchise                                                              41
Global Value Equity                                                           45
International Equity                                                          50
International Magnum                                                          55
International Small Cap                                                       61
Japanese Value Equity                                                         66
Latin American                                                                70

U.S. EQUITY PORTFOLIOS:
Equity Growth                                                                 74
Focus Equity                                                                  79
Small Company Growth                                                          83
Technology                                                                    88
U.S. Real Estate                                                              92
Value Equity                                                                  96

FIXED INCOME PORTFOLIO:
Emerging Markets Debt                                                        100

MONEY MARKET PORTFOLIOS:
Money Market                                                                 105
Municipal Money Market                                                       108

STATEMENTS OF OPERATIONS                                                     113

STATEMENTS OF CHANGES IN NET ASSETS                                          117

FINANCIAL HIGHLIGHTS                                                         128

NOTES TO FINANCIAL STATEMENTS                                                149

REPORT OF INDEPENDENT AUDITORS                                               157

FEDERAL TAX INFORMATION                                                      158

DIRECTOR AND OFFICER INFORMATION                                             159

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus, which contains more complete information such as charges, expenses, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

December 31, 2002

President's letter

Dear Shareholders:

We are pleased to present to you the Fund's Annual Report for the year ended December 31, 2002. Our Fund currently offers 22 portfolios providing investors with a full array of global and domestic equity and fixed income products. The Fund's portfolios, together with the portfolios of the Morgan Stanley Institutional Fund Trust, provide investors with a means to meet specific investment needs and to allocate their investments among equities (e.g., value and growth; small, medium and large capitalization), fixed income (e.g., short, medium and long duration; investment grade and high yield) and cash (e.g., money market).

In this Report, you will find portfolio commentary, performance statistics and other useful information for each of the Fund's portfolios. Additionally, we have provided a performance summary for all Portfolios on the page following this letter.

MARKET OVERVIEW

Over the past twelve months, U.S. equity markets have experienced several hopeful rallies only to plunge again to yet lower lows. Then in early October, markets hit an important low which held through the end of the year. By the time that low was hit, the bear market had been underway for two and a half years, making it one of the longest of the past century. But bad news for stocks was good news for bonds, and fixed-income returns soared.

The technology-laden NASDAQ continued to suffer heavy losses for the twelve months ended December 31, 2002, plummeting 31.5%. The large-cap S&P 500 fell 22.1% during that time period, while the blue chip Dow Jones lost 15.0%. Even the small-cap Russell 2000, which had previously been immune to the bear market, depreciated by 20.5% in 2002. Although the drop in stock values affected equities of all sizes and styles, value stocks outperformed growth stocks. The S&P Barra Value Index tumbled 20.8% over 12 months, while the S&P Barra Growth Index fell 23.6%.

Corporate earnings declined year-over-year for five quarters in a row in the worst profits recessions on record. By the second quarter of 2002, earnings eked out a small increase, rising by a modest 1.4% over the previous year. Earnings growth was expected to accelerate through the rest of 2002 and into 2003, according to First Call, which is a data provider that collects and averages analyst's earnings estimates and provides a consensus expectation for company earnings. As earnings improved but the market continued to stumble, valuations fell significantly. Price-to-earnings ratios based on trailing earnings peaked in March 2002 at 30, and then fell to 19 by the end of the year.

Many international developed markets fared even worse than U.S. markets over the past year, despite a depreciating U.S. dollar, which boosted non-dollar-denominated returns. The MSCI EAFE Index for Europe, Asia and the Far East declined 15.9% in U.S dollars for the twelve months ended December 31, 2002 and lost 28.7% in local currencies. Japan, which remained gripped by deflation, a lackluster economy, and a strained banking system, still managed to outperform its European counterparts. The MSCI Japan Index lost just 10.3% in U.S. dollars and 18.8% in local currency. Germany was one of the worst performers, falling 34.1% in U.S. dollars and 44.0% in local currency.

During the first quarter of 2002, the fiscal and monetary stimulus that had been pumped into the economy in late 2001 appeared to be pulling the economy out of a recession. In early 2002, Gross Domestic Product clocked in at a robust 5.0%, but from there the economic picture began to turn more mixed. The labor market continued to deteriorate, although not dramatically, consumer confidence slackened, and companies remained reluctant to make new investments. Despite those drags, consumers continued to spend, thus keeping economic growth intact in subsequent quarters. Late in the year, Federal Reserve Chairman Alan Greenspan admitted that the economy appeared to have hit a "soft patch", prompting the central bank to cut another 50 basis points off of the already low fed funds rate.

Fixed-income markets enjoyed spectacular performance, outperforming equities to the greatest extent since the 1930's. The Lehman Brothers Aggregate Bond Index gained 10.3%, during the 12 months ended December 31, 2002. For that period, government long-term issues had the best performance, gaining 17.0%. Yields all across the yield curve dropped over the past year, including the 30-year Treasury bond, which lost 69 basis points to end the year at 4.8%. The 2-year Treasury note reached 1.6%, 142 basis points below where it was in December 31, 2001.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         December 31, 2002

MARKET OUTLOOK

Over the past twelve months, the economy and markets weathered significant stress. Business activity slowed dramatically, pushing the economy into a recession. Despite a promising economic recovery in early 2002, markets were dragged down by tremendous uncertainty. Government regulators investigated a slew of cases, including accounting fraud, corporate malfeasance and insider trading. At the same time, the administration readied for war with Iraq, while issuing warnings of possible terrorist activity.

While scandals and terror grabbed the headlines, however, the fundamentals began to improve. Corporate earnings began to increase, valuations fell to more reasonable levels, business inventories were drawn down, and the consumer remained stalwart. We believe that the economy will continue to recover and, as the global environment becomes more certain, markets will continue to pick up.

For the new year, the economic data is already looking better, and the consensus continues to expect the economy to grow at 2.7% in the first half of 2003 and then pick up speed to around 4% later in the year. One of the brightest lights in the recent data is the Institute for Supply Management Manufacturing Index
(ISM) survey of manufacturers; all of the components rose and new orders surged. The overall composite Index appears to lead economic activity by about half a year, and the current reading on the ISM survey is consistent with 4% GDP growth.

Equities will likely get a boost from several corners in 2003. Monetary and fiscal policy continues to be extraordinarily stimulative. The Federal Reserve has kept interest rates at exceptionally low levels for far longer than the market ever anticipated. The government is also planning to pour an additional $315 billion into the economy. That spending includes $180 billion that was part of last year's fiscal stimulus package, $75 billion on new defense and homeland security projects and $60 million from the administration's proposed 2003 stimulus package.

Dividends will also play a crucial role in the market over the near term. The dividend yield on the S&P 500 recently edged up to about 1.75%. Meanwhile, low interest rates have driven money market yields way down. For the first time, money market yields are lower than the dividend yield on the S&P 500, making stocks look particularly attractive compared to cash.

Dividends are likely to increase further because of the administration's proposed change to the way they are taxed. Even without the tax benefit, more companies are beginning to pay dividends, including technology companies where dividends had been spurned most fiercely. The renewed popularity of dividends was largely sparked by a change in investor priorities and a more modest secular outlook for stock prices. Analysts are divided over how beneficial the tax change could be, they estimate that eliminating dividend taxes could add anywhere from 2 to 20% to market return.

OTHER DEVELOPMENTS

The Directors of the Fund voted to liquidate the Global Fixed Income II Portfolio. The liquidation was effective October 31, 2002.

On February 13, 2003, Barton M. Biggs resigned as Director and Chairman of the Board of Directors of the Fund. On that same day, Mitch Merin, President and Chief Operating Officer of the Adviser, was elected by the Fund's Board of Directors to serve as a Director and Chairman of the Board of Directors of the Fund.

Sincerely,


/s/ Ronald E. Robison

Ronald E. Robison
President

January 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.

PERFORMANCE SUMMARY
December 31, 2002

                                                                                                ONE YEAR
                                                       INCEPTION DATES                        TOTAL RETURN
-------------------------------------------------------------------------------------------------------------------------
                                                                                                          COMPARABLE
                                                       CLASS A        CLASS B      CLASS A     CLASS B       INDICES
-------------------------------------------------------------------------------------------------------------------------
GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
  Active International Allocation                      1/17/92         1/2/96       (13.11)%    (13.29)%    (15.94)%(1)
  Asian Equity                                          7/1/91         1/2/96       (10.03)     (10.16)      (9.37)(2)
  Asian Real Estate                                    10/1/97        10/1/97       (11.55)     (11.72)      (6.49)(3)
  Emerging Markets                                     9/25/92         1/2/96        (6.24)      (6.24)      (6.17)(4)
  European Real Estate                                 10/1/97        10/1/97        24.52       24.11       22.34(6)
  European Value Equity                                 4/2/93         1/2/96        (9.24)      (9.48)     (18.38)(5)
  Global Franchise                                    11/28/01       11/28/01         8.10        7.82      (19.89)(7)
  Global Value Equity                                  7/15/92         1/2/96       (17.34)     (17.63)     (19.89)(7)
  International Equity                                  8/4/89         1/2/96        (4.02)      (4.25)     (15.94)(1)
  International Magnum                                 3/15/96        3/15/96       (13.36)     (13.49)     (15.94)(1)
  International Small Cap                             12/15/92             --        (2.99)         --       (9.58)(8)
  Japanese Value Equity                                4/25/94         1/2/96       (11.22)     (11.39)     (10.28)(9)
  Latin American                                       1/18/95         1/2/96       (20.55)     (20.83)     (22.50)(10)
-------------------------------------------------------------------------------------------------------------------------
U.S. EQUITY PORTFOLIOS:
  Equity Growth                                         4/2/91         1/2/96       (27.64)     (27.75)     (22.09)(11)
  Focus Equity                                          3/8/95         1/2/96       (28.81)     (28.92)     (22.09)(11)
  Small Company Growth                                 11/1/89         1/2/96       (22.28)     (22.44)     (30.26)(12)
  Technology                                           9/16/96        9/16/96       (47.57)     (47.62)     (31.53)(13)
  U.S. Real Estate                                     2/24/95         1/2/96         0.18       (0.07)       3.82 (14)
  Value Equity                                         1/31/90         1/2/96       (24.22)     (24.32)     (15.52)(15)
-------------------------------------------------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO:
  Emerging Markets Debt                                 2/1/94         1/2/96        11.29       10.34       13.11(16)
-------------------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIOS:
  Money Market                                        11/15/88             --           --          --          --
  Municipal Money Market                               2/10/89             --           --          --          --

YIELD INFORMATION AS OF DECEMBER 31, 2002

                                                           7 DAY          7 DAY      30 DAY        30 DAY
                                                         CURRENT      EFFECTIVE     CURRENT    COMPARABLE
                                                          YIELD+         YIELD+     YIELD++         YIELD
------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIOS:
  Money Market                                            1.02%          1.03%     1.16%          0.93%(17)
  Municipal Money Market                                  0.93           0.93      0.82           0.67(18)

+ The 7 day current yield and 7 day effective yield assume an annualization of the current yield with all dividends reinvested. As with all money market portfolios, yields will fluctuate as market conditions change and the 7 day yields are not necessarily indicative of future performance.

++ The current 30 day yield reflects the net investment income generated by the Portfolio over a specified 30 day period expressed as an annual percentage. Expenses accrued for the 30 day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         PERFORMANCE SUMMARY
                                         December 31, 2002

                                                            FIVE YEAR                              TEN YEAR
                                                   AVERAGE ANNUAL TOTAL RETURN            AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------

                                                                        COMPARABLE                      COMPARABLE
                                             CLASS A      CLASS B          INDICES    CLASS A   CLASS B    INDICES
------------------------------------------------------------------------------------------------------------------------
GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
  Active International Allocation              (1.35)%      (1.51)%       (2.89)%(1)     4.82%       --%     4.00%(1)
  Asian Equity                                 (3.78)       (4.02)        (2.88)(2)     (2.00)       --     (0.23)(2)
  Asian Real Estate                            (3.13)       (3.25)        (2.59)(3)        --        --        --(3)
  Emerging Markets                             (3.50)       (4.79)        (4.66)(4)      3.13        --      1.27(4)
  European Real Estate                          6.16         5.89          5.44(6)         --        --        --(6)
  European Value Equity                        (0.02)       (0.28)        (2.26)(5)        --        --        --(5)
  Global Franchise                                --           --            -- (7)        --        --        --(7)
  Global Value Equity                           0.18        (0.11)        (2.11)(7)     10.87        --      6.26(7)
  International Equity                          5.54         5.33         (2.89)(1)     12.63        --      4.00(1)
  International Magnum                         (3.32)       (3.53)        (2.89)(1)        --        --        --(1)
  International Small Cap                       5.17           --         (2.69)(8)      8.90        --     (0.45)(8)
  Japanese Value Equity                        (3.30)       (3.57)        (5.04)(9)        --        --        --(9)
  Latin American                               (6.69)       (6.85)        (7.91)(10)       --        --        --(10)
------------------------------------------------------------------------------------------------------------------------
U.S. EQUITY PORTFOLIOS:
  Equity Growth                                (2.00)       (2.24)        (0.58)(11)     9.28        --      9.35(11)
  Focus Equity                                 (2.07)       (2.29)        (0.58)(11)       --        --        --(11)
  Small Company Growth                          9.81         9.51         (6.59)(12)     9.34        --      2.62(12)
  Technology                                   (3.26)       (3.40)        (3.19)(13)       --        --        --(13)
  U.S. Real Estate                              4.16         3.88          3.30(14)        --        --        --(14)
  Value Equity                                  1.36         1.12          1.16(15)      9.66        --     10.80(15)
------------------------------------------------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO:
  Emerging Markets Debt                         2.89         2.63          7.58(16)        --        --        --(16)
------------------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIOS:
  Money Market                                    --           --            --            --        --        --
  Municipal Money Market                          --           --            --            --        --        --

                                                                SINCE INCEPTION
                                                          AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------------------------------------
                                                        COMPARABLE               COMPARABLE
                                                         INDICES -                 INDICES -
                                              CLASS A      CLASS A    CLASS B      CLASS B
------------------------------------------------------------------------------------------------
GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
  Active International Allocation               3.99%        2.86%      1.33%       (1.01)%(1)
  Asian Equity                                  0.63         2.16     (11.30)       (8.60)(2)
  Asian Real Estate                            (7.00)       (9.87)     (7.27)       (9.87)(3)
  Emerging Markets                              3.27         2.00      (2.77)       (4.34)(4)
  European Real Estate                          4.89         5.18       4.62         5.18(6)
  European Value Equity                         8.95         7.38       4.95         4.15(5)
  Global Franchise                             12.12       (17.12)     11.66       (17.12)(7)
  Global Value Equity                          10.10         5.84       5.94         2.34(7)
  International Equity                          9.67         1.28       8.29        (1.01)(1)
  International Magnum                         (0.38)       (0.98)     (0.62)       (0.98)(1)
  International Small Cap                       8.96        (0.44)        --           --(8)
  Japanese Value Equity                        (3.76)       (7.44)     (4.20)       (9.39)(9)
  Latin American                                3.92        (0.21)      4.97         0.57(10)
------------------------------------------------------------------------------------------------
U.S. EQUITY PORTFOLIOS:
  Equity Growth                                 9.61         9.59       6.17         6.76(11)
  Focus Equity                                 11.79         9.77       7.46         6.76(11)
  Small Company Growth                         11.10         4.47       8.88        (1.61)(12)
  Technology                                    3.56         1.80       3.37         1.80(13)
  U.S. Real Estate                             13.19        10.57      11.38         9.72(14)
  Value Equity                                  9.46        11.04       7.08         8.16(15)
------------------------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO:
  Emerging Markets Debt                         9.59         9.42      10.38        11.60(16)
------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIOS:
  Money Market                                    --           --         --           --
  Municipal Money Market                          --           --         --           --



INDICES:

 (1)   MSCI EAFE (Europe, Australasia, and Far East)
 (2)   MSCI All-Country Far East Free ex-Japan
 (3)   GPR General Real Estate Securities Index - Far East
 (4)   MSCI Emerging Markets Free
 (5)   MSCI Europe
 (6)   GPR General Real Estate Securities Index - Europe
 (7)   MSCI World
 (8)   MSCI EAFE Small Cap
 (9)   MSCI Japan
(10)   MSCI Emerging Markets Free Latin America
(11)   S&P 500
(12)   Russell 2000 Growth
(13)   NASDAQ Composite
(14)   National Association of Real Estate Investment Trusts (NAREIT) Equity
        Index
(15)   Russell 1000 Value
(16)   J.P. Morgan Emerging Markets Global Bond
(17)   IBC Money Fund Comparable Yield
(18)   IBC Municipal Money Fund Comparable Yield

Past performance should not be construed as a guarantee of future performance and assumes that all dividends and distributions, if any, were reinvested. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investments in the Money Market or Municipal Money Market Portfolios are neither insured nor guaranteed by the Federal Deposit Insurance Corporation. Although the Money Market and Municipal Money Market Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these portfolios. Please read the Portfolios' prospectuses carefully before you invest or send money.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Active International Allocation Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

UNITED KINGDOM          30.2%
JAPAN                   17.9%
FRANCE                   8.1%
NETHERLANDS              6.9%
SWITZERLAND              6.8%
OTHER                   30.1%

Of the amount shown above as "Other", a significant portion represents cash equivalents required under regulations to be held as collateral relating to investments in futures contracts.

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT

          ACTIVE INTERNATIONAL ALLOCATION
                      PORTFOLIO - CLASS A      MSCI EAFE INDEX
1992*                              500000               500000
1993                               653600               662800
1994                               650201               714300
1995                               718928               794373
1996                               788735               842432
1997                               856646               857427
1998                              1029003              1028913
1999                              1315295              1306308
2000                              1118395              1121180
2001                               921222               880799
2002                               800444               740441

 * Commenced operations on  January 17, 1992

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)

                                                         TOTAL RETURNS(2)
                                       -----------------------------------------
                                                          AVERAGE ANNUAL
                                                   -----------------------------
                                         ONE         FIVE      TEN       SINCE
                                        YEAR        YEARS    YEARS   INCEPTION
--------------------------------------------------------------------------------
Portfolio - Class A(3)                 (13.11)%     (1.35)%   4.82%       3.99%
Portfolio - Class B(4)                 (13.29)      (1.51)     N/A        1.33
Index - Class A                        (15.94)      (2.89)    4.00        2.86
Index - Class B                        (15.94)      (2.89)     N/A       (1.01)

(1) The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Aus-tralasia and the Far East.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applica- ble, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on January 17, 1992
(4)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Active International Allocation Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the investment adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2002, the Portfolio had a total return of -13.11% for the Class A shares and -13.29% for the Class B shares compared to -15.94% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index").

MARKET REVIEW

The first half of 2002 was a period of relative stability for the international equity markets. Then market volatility increased in late May beginning with a tremendous sell off (30% plus in local currency terms), followed by an August rally (about 15%), a September decline (about 18%) and then a 17% rally in October. From that point through the year end, international equities traded in a relatively narrow range. For the year, the U.S. dollar was notably weak, losing 20% versus the Swiss franc, nearly 18% versus the Euro, and roughly 10% against both the British pound and Japanese yen.

The Portfolio's outperformance is relative to the Index, for the period and is chiefly explained by our defensive positioning. The Portfolio was overweight in consumer staples (-0.5% for

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Active International Allocation Portfolio (Cont'd)

the MSCI Index return in U.S. dollars), utilities (-3.8%) and energy (-2.6%), which contributed positively to our relative return. We were underweight in the more cyclical markets, such as Australia (-1.3%) and the materials sector (-1.9%), which detracted from performance. While our below Index allocation in Japan (-10.3%) hurt the Portfolio's returns, our significant underweight in Japanese financials (-19.6%) was positive for performance.

Our basic belief is that nominal gross domestic product growth in 2003 will likely be low and that extended corporate and consumer balance sheets globally may keep demands low and pricing power low. We continue to be focused on defensives, specifically, overweights in consumer staples, utilities and healthcare. Although, we have covered a good portion of our earlier underweights in telecommunications and technology hardware; we remain below the benchmark weight. Our above Index allocations to consumer staples and utilities are based on our belief that these holdings represent companies with generally solid cash earnings and a stable, albeit unexciting, outlook.

The Japanese market performed strongly during the first half of the year, but steadily lost value from July through December. Investors have lost faith in the pace and depth of reforms. The market is highly ranked on valuation, earnings and technicals. On an absolute valuation basis MSCI Japan is at a price to book value of 1.34 and at 0.58 relative to MSCI Kokusai. While cheap valuations signal there is little room for the market on the downside, a catalyst to spur market performance is so far absent. Like valuations, market technicals offer hope; the market is oversold and investors appear apathetic. The Portfolio has roughly 1% invested in South Korea, focused on the technology sector. Our investment rationale is based on attractive valuation for this group and the prospect for earnings growth with a global cyclical pick up.

Following weak performance for the first three quarters of the year, European markets performed strongly in the fourth quarter and led world markets with a gain of 12.3%. On an absolute valuation basis, these markets are back to their 10 year average and are attractively valued on a forward yield gap basis. However, earnings revisions are below 50 (upgrades as a percentage of total revisions) and the fundamental story for the coming year is less than compelling. Consumer and business confidence indicators are at low levels and the European Central Bank is reluctant to cut interest rates. For the consumer sector, fiscal pressure seems likely to result in higher taxes and lower social benefits, hardly encouraging. We are underweight and defensively positioned within the region.

MARKET OUTLOOK

Commodity prices, notably crude oil and gold, moved sharply higher into the year end. It is unclear if this is demand driven (would be positive) or supply driven and fueled by the U.S. Federal Reserve and the threat of war. We wait to see the trajectory and strength of the economic recovery.

January 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Active International Allocation Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (95.2%)
AUSTRALIA (4.1%)
Alumina Ltd.                                              67,829   $         186
Amcor Ltd.                                                39,030             186
AMP Diversified Property Trust                            23,625              35
AMP Ltd.                                               (c)51,195             321
Ansell Ltd.                                             (a)6,268              26
Australia & New Zealand Banking Group Ltd.                26,666             260
Australian Gas Light Co., Ltd.                            18,808             111
BHP Billiton Ltd.                                        188,413           1,073
BHP Billiton plc                                          48,601             260
Boral Ltd.                                                31,055              76
Brambles Industries plc                                   54,334             143
Coca Cola Amatil Ltd.                                     40,730             120
Coles Myer Ltd.                                           67,323             238
Commonwealth Bank of Australia                            50,035             758
CSL Ltd.                                                   6,370              77
CSR Ltd.                                                  55,490             197
Foster's Group Ltd.                                      114,409             289
General Property Trust                                   103,676             173
Goodman Fielder Ltd.                                      75,408              75
James Hardie Industries Ltd.                              20,320              78
Leighton Holdings Ltd.                                    16,450              94
Lend Lease Corp., Ltd.                                    33,648             184
Mayne Group Ltd.                                          41,586              76
MIM Holdings Ltd.                                        103,627              88
National Australia Bank Ltd.                              70,750           1,261
Newcrest Mining Ltd.                                      12,852              52
Newmont Mining Corp.                                      38,947             112
News Corp., Ltd.                                          90,737             585
OneSteel Ltd.                                             18,129              18
Orica Ltd.                                                33,456             197
PaperlinX Ltd.                                            22,587              65
QBE Insurance Group Ltd.                                  23,654             108
Rio Tinto plc                                             14,179             270
Santos Ltd.                                               14,755              50
Southcorp Ltd.                                            38,500              99
Stockland Group                                           20,713              56
Suncorp-Metway Ltd.                                       19,061             119
TABCORP Holdings Ltd.                                     19,618             117
Telstra Corp., Ltd.                                      289,183             716
Wesfarmers Ltd.                                           12,118             181
Westfield Trust                                           90,808             177
Westfield Trust (New)                                   (a)3,301               6
Westpac Banking Corp.                                     81,306             627
WMC Resources Ltd.                                     (a)67,829             161
Woolworths Ltd.                                           70,764             453
--------------------------------------------------------------------------------
                                                                          10,554
================================================================================
AUSTRIA (0.1%)
Boehler-Uddeholm AG                                          494              23
Erste Bank der Oesterreichischen Sparkassen AG               170              11
Flughafen Wien AG                                            747              25
Mayr-Melnhof Karton AG                                       575              43
Oest Elektrizatswirts AG, Class A                          1,957             167
OMV AG                                                        74               7
VA Technologie AG                                            704              11
Wienerberger AG                                            3,242              58
--------------------------------------------------------------------------------
                                                                             345
================================================================================
BELGIUM (0.6%)
Dexia                                                     33,528             417
Electrabel S.A.                                              194              47
Fortis                                                    44,700             789
KBC Bancassurance Holding                               (c)2,576              82
Solvay S.A.                                                1,016              70
UCB S.A.                                                   1,410              44
Union Fenosa Group S.A.                                      398              17
--------------------------------------------------------------------------------
                                                                           1,466
================================================================================
DENMARK (0.5%)
Carlsberg A/S                                              1,100              49
Danisco A/S                                                2,250              77
Danske Bank A/S                                           30,445             504
Group 4 Falck A/S                                          8,200             173
ISS A/S                                                 (a)5,500             198
Novo Nordisk A/S, Class B                                  3,350              97
Novozymes A/S, Class B                                     1,500              31
TDC A/S                                                    1,450              35
--------------------------------------------------------------------------------
                                                                           1,164
================================================================================
FINLAND (0.7%)
Fortum Oyj                                                13,532              89
Instrumentarium Oyj                                          800              32
Kesko Oyj, Class B                                           649               8
Kone Oyj, Class B                                          1,343              40
Metro Oyj, Class B                                         2,976              38
Metso Oyj                                                 10,327             112
Nokia Oyj                                                 49,725             791
Outokumpu Oyj                                           (c)9,234              80
Sampo Oyj, Class A                                         1,948              15
Stora Enso Oyj, Series R                                  14,043             148
TietoEnator Oyj                                            6,867              94
UPM-Kymmene Oyj                                            7,726             248
--------------------------------------------------------------------------------
                                                                           1,695
================================================================================
FRANCE (8.1%)
Accor S.A                                                  7,604             230
Arcelor                                                 (a)7,210              89
Aventis S.A                                               36,537           1,987
AXA                                                       38,656             519
BNP Paribas S.A                                           33,063           1,348
Bouygues                                                  18,619             520
Cap Gemini S.A                                          (c)2,503              57
Carrefour S.A                                             24,739           1,102
Casino Guichard - Perrachon                             (c)3,259             242
Compagnie de Saint-Gobain                                 10,768             316
Dassault Systemes S.A                                   (c)1,657              36
Essilor International                                      1,491              62
Gecina                                                     1,780             189
Groupe Danone                                             12,523           1,686
Imerys                                                       484              61
Klepierre                                                    828             112
L'Air Liquide S.A                                          2,118             280

    The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       Active International Allocation Portfolio

                                       FINANCIAL STATEMENTS
                                       December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
FRANCE (CONT'D)
L'Oreal S.A.                                              23,713   $       1,806
Lafarge S.A.                                               3,499             264
Lagardere S.C.A.                                           5,198             211
LVMH Moet-Hennessy Louis Vuitton                       (c)18,129             745
Pechiney                                                   1,480              52
Pernod-Ricard S.A.                                         3,642             353
Pinault-Printemps-Redoute S.A.                             2,592             191
Sanofi-Synthelabo S.A.                                    34,914           2,135
Schneider Electric S.A.                                    4,792             227
Silic                                                        139              25
Societe BIC S.A.                                           4,020             139
Societe Fonciere Lyonnaise                                 6,835             211
Societe Generale, Class A                                 12,703             740
Sodexho Alliance S.A.                                      7,254             168
Sophia                                                     3,014              98
STMicroelectronics N.V.                                    3,626              71
Suez S.A.                                                  3,293              57
Technip-Coflexip S.A.                                        281              20
Thales S.A.                                                6,781             180
Thomson                                                 (a)4,183              71
TotalFinaElf S.A.                                         23,951           3,423
Unibail                                                    7,476             532
Vivendi Universal                                         27,920             451
--------------------------------------------------------------------------------
                                                                          21,006
================================================================================
GERMANY (4.2%)
Adidas-Salomon AG                                            450              38
Allianz AG                                                 4,900             464
Altana AG                                                    700              32
BASF AG                                                   16,851             635
Bayer AG                                                  21,252             446
Bayerische Hypo Und Vereinsbank AG                         3,251              51
Beiersdorf AG                                              7,271             809
DaimlerChrysler AG                                         8,752             268
Deutsche Boerse AG                                           750              30
Deutsche Lufthansa AG                                   (a)9,401              89
Deutsche Post AG (Registered)                              4,101              43
Deutsche Telekom AG (Registered)                         121,450           1,558
Douglas Holding AG                                         1,655              28
E. On AG                                                  51,900           2,092
Epcos AG                                                  (a)850               9
Fresenius Medical Care AG                                  3,750             157
Gehe AG                                                 (c)2,353              91
HeidelbergerCement AG                                        669              25
Infineon Technologies AG                                  (a)601               4
IVG Immobilien AG                                         10,409              91
Karstadt Quelle AG                                         1,534              26
Linde AG                                                   4,730             174
MAN AG                                                     2,900              40
Merck KGaA                                                 4,086             108
Metro AG                                                   8,844             214
Muenchener Rueckversicherungs AG
 (Registered)                                              2,800             335
RWE AG                                                     3,851              99
SAP AG                                                    13,893           1,090
Schering AG                                                7,101             309
Siemens AG (Registered)                                   29,876           1,270
Thyssen Krupp AG                                          10,851             122
TUI AG                                                     6,200             104
Volkswagen AG                                              2,301              83
--------------------------------------------------------------------------------
                                                                          10,934
================================================================================
GREECE (0.0%)
Alpha Bank A.E                                             1,109              13
EFG Eurobank Ergasias S.A                                    843              10
National Bank of Greece S.A                                  996              14
Titan Cement Co., S.A                                        700              27
--------------------------------------------------------------------------------
                                                                              64
================================================================================
HONG KONG (1.8%)
Bank of East Asia Ltd.                                    85,143             146
Cathay Pacific Airways Ltd.                               62,000              85
Cheung Kong Holdings Ltd.                                 94,000             612
CLP Holdings Ltd.                                        100,800             406
Esprit Holdings Ltd.                                      30,000              51
Hang Lung Properties Ltd.                                 72,000              70
Hang Seng Bank Ltd.                                       47,200             502
Henderson Land Development Co., Ltd.                   (c)38,000             114
Hong Kong & China Gas Co., Ltd.                          207,079             268
Hong Kong Electric Holdings Ltd.                          80,000             303
Hong Kong Exchanges & Clearing Ltd.                       65,000              82
Hutchison Whampoa Ltd.                                   123,200             771
Johnson Electric Holdings Ltd.                            92,000             101
Li & Fung Ltd.                                            96,000              91
MTR Corp.                                                 80,106              85
New World Development Co., Ltd.                        (c)87,036              43
PCCW Ltd.                                          (a)(c)567,062              89
Sino Land Co., Ltd.                                          833             @--
Sun Hung Kai Properties Ltd.                              82,000             486
Swire Pacific Ltd., Class A                               58,500             223
Television Broadcasts Ltd.                                27,000              85
Wharf Holdings Ltd.                                       76,600             144
--------------------------------------------------------------------------------
                                                                           4,757
================================================================================
IRELAND (0.5%)
Allied Irish Banks plc                                    44,689             603
Bank of Ireland                                           45,677             469
CRH plc                                                   16,554             204
Irish Life & Permanent plc                                 6,208              67
Kerry Group plc, Class A                                   1,608              22
--------------------------------------------------------------------------------
                                                                           1,365
================================================================================
ITALY (4.1%)
Aedes S.p.A.                                              30,200             104
Alleanza Assicurazioni S.p.A.                             13,900             106
Assicurazioni Generali S.p.A.                             29,463             606
Autogrill S.p.A.                                        (a)9,923              77
Banca Intesa S.p.A.                                      210,029             443
Banca Monte dei Paschi di Siena S.p.A.                     7,164              17
Banca Nazionale del Lavoro S.p.A.                      (a)10,036              11
Banca Popolare di Milano Scrl                           (a)3,560              13
Benetton Group S.p.A.                                      8,055              72
Beni Stabili S.p.A.                                   (c)378,544             170

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Active International Allocation Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
ITALY (CONT'D)
Enel S.p.A.                                              302,474   $       1,575
ENI S.p.A.                                               160,071           2,546
Italcementi S.p.A.                                      (c)3,897              39
Italgas S.p.A.                                            19,376             264
Mediaset S.p.A.                                           59,886             457
Mediobanca S.p.A.                                         16,384             135
Parmalat Finanziaria S.p.A.                            (c)77,606             185
Pirelli S.p.A.                                         (c)89,751              83
R.A.S. S.p.A.                                             10,461             128
San Paolo IMI S.p.A.                                      37,136             242
Snia S.p.A.                                         (a)(c)24,223              46
Telecom Italia Mobile S.p.A.                          (c)393,093           1,795
Telecom Italia S.p.A.                                 (c)119,431             907
UniCredito Italiano S.p.A.                               167,054             668
--------------------------------------------------------------------------------
                                                                          10,689
================================================================================
JAPAN (17.9%)
Asatsu-DK, Inc.                                            2,200              39
Acom Co., Ltd.                                             4,970             163
Advantest Corp.                                            2,690             121
Aeon Co., Ltd.                                          (c)8,800             208
Aiful Corp.                                                  450              17
Ajinomoto Co., Inc.                                       45,400             474
Amada Co., Ltd.                                           14,000              38
Asahi Breweries Ltd.                                   (c)22,100             145
Asahi Glass Co., Ltd.                                  (c)66,800             409
Asahi Kasei Corp.                                         62,000             153
Banyu Pharmaceutical Co., Ltd.                             2,000              19
Bellsystem 24, Inc.                                          240              47
Benesse Corp.                                              6,200              69
Bridgestone Corp.                                         38,000             470
Canon, Inc.                                               31,600           1,189
Casio Computer Co., Ltd.                               (c)24,800             138
Central Japan Railway Co.                                  (c)86             535
Chubu Electric Power Co., Inc.                          (c)3,500              62
Chugai Pharmaceutical Co., Ltd.                           12,900             123
Credit Saison Co., Ltd.                                 (c)3,200              55
CSK Corp.                                               (c)2,300              48
Dai Nippon Printing Co., Ltd.                          (c)42,600             471
Daicel Chemical Industries Ltd.                            8,000              23
Daiichi Pharmaceutical Co., Ltd.                           9,000             129
Daikin Industries Ltd.                                     8,600             136
Dainippon Ink & Chemicals, Inc.                        (a)31,000              50
Daito Trust Construction Co., Ltd.                         6,200             137
Daiwa House Industry Co., Ltd.                            32,600             183
Daiwa Securities Group, Inc.                              59,000             262
Denki Kagaku Kogyo Kabushiki Kaisha                    (c)20,000              44
Denso Corp.                                               31,050             509
Dowa Mining Co., Ltd.                                     12,000              51
East Japan Railway Co.                                       187             927
Ebara Corp.                                            (c)20,800              64
Eisai Co., Ltd.                                            9,900             222
Fanuc Ltd.                                             (c)10,200             451
Fuji Machine Manufacturing Co., Ltd.                       1,200              11
Fuji Photo Film Ltd.                                   (c)27,000             880
Fuji Soft ABC, Inc.                                        1,600              25
Fuji Television Network, Inc.                                 10              40
Fujikura Ltd.                                             10,000              24
Fujisawa Pharmaceutical Co., Ltd.                          4,000              91
Fujitsu Ltd.                                              62,200             178
Furukawa Electric Co., Ltd.                               31,800              67
Hankyu Department Stores, Inc.                             2,000              10
Hirose Electric Co., Ltd.                                  1,300              99
Hitachi Ltd.                                          (c)110,000             421
Honda Motor Co., Ltd.                                  (c)30,504           1,128
Hoya Corp.                                                 4,200             294
Isetan Co., Ltd.                                        (c)3,000              21
Ishihara Sangyo Kaisha Ltd.                             (a)9,000               9
Ishikawajima-Harima Heavy Industries Co.,                 36,000              33
 Ltd.
Ito-Yokado Co., Ltd.                                      10,000             295
Itochu Corp.                                           (c)59,000             128
Japan Airlines System Corp.                            (a)49,000             104
Japan Tobacco, Inc.                                           69             461
JFE Holdings, Inc.                                  (a)(c)21,300             258
JGC Corp.                                                  6,000              34
JSR Corp.                                                  7,000              70
Kajima Corp.                                           (c)61,400             137
Kaneka Corp.                                              12,000              64
Kansai Electric Power Co., Ltd.                        (c)24,200             365
Kao Corp.                                                 34,000             746
Kawasaki Heavy Industries Ltd.                         (a)43,000              34
Keihin Electric Express Railway Co., Ltd.              (c)17,000              77
Keio Electric Railway Co., Ltd.                            8,000              42
Keyence Corp.                                              1,200             209
Kikkoman Corp.                                             5,000              35
Kinden Corp.                                               1,000               4
Kinki Nippon Railway Co., Ltd.                      (a)(c)83,200             179
Kirin Brewery Co., Ltd.                                (c)63,400             403
Kokuyo Co., Ltd.                                           7,000              58
Komatsu Ltd.                                           (c)57,400             187
Konami Co., Ltd.                                           4,500             104
Konica Corp.                                            (c)9,000              65
Kubota Corp.                                              83,000             225
Kuraray Co., Ltd.                                         17,000             105
Kurita Water Industries Ltd.                               4,000              40
Kyocera Corp.                                              6,400             372
Kyowa Hakko Kogyo Co., Ltd.                            (c)13,600              56
Kyushu Electric Power Co., Inc.                            2,300              34
Mabuchi Motor Co., Ltd.                                      400              37
Marubeni Corp.                                      (a)(c)60,000              55
Marui Co., Ltd.                                            8,500              83
Matsushita Electric Industrial Co., Ltd.                 103,000           1,015
Matsushita Electric Works Ltd.                          (c)5,000              31
Meiji Seika Kaisha Ltd.                                (c)10,000              29
Meitec Corp.                                               1,600              39
Minebea Co., Ltd.                                         13,000              45
Mitsubishi Chemical Corp.                           (a)(c)89,000             178
Mitsubishi Corp.                                       (c)61,000             372

    The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       Active International Allocation Portfolio

                                       FINANCIAL STATEMENTS
                                       December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
JAPAN (CONT'D)
Mitsubishi Electric Corp.                             (a)106,800   $         246
Mitsubishi Estate Co., Ltd.                            (c)51,000             388
Mitsubishi Heavy Industries Ltd.                         183,000             447
Mitsubishi Logistics Corp.                                 5,000              24
Mitsubishi Rayon Co., Ltd.                             (c)24,000              55
Mitsui & Co., Ltd.                                        63,800             298
Mitsui Chemicals, Inc.                                 (c)23,000             102
Mitsui Fudosan Co., Ltd.                               (c)35,400             230
Mitsui Mining & Smelting Co., Ltd.                        28,000              65
Mitsui Trust Holdings, Inc.                            (c)40,545              66
Murata Manufacturing Co., Ltd.                             8,800             345
NAMCO Ltd.                                                   300               5
NEC Corp.                                              (c)49,400             185
NGK Insulators Ltd.                                       22,600             123
NGK Spark Plug Co., Ltd.                                  16,000             103
Nidec Corp.                                                1,100              69
Nikko Cordial Corp.                                       12,000              40
Nikon Corp.                                          (a)(c)9,000              68
Nintendo Co., Ltd.                                         6,100             570
Nippon Comsys Corp.                                        1,000               3
Nippon Express Co., Ltd.                                  46,800             183
Nippon Meat Packers, Inc.                              (c)14,600             146
Nippon Mining Holdings, Inc.                           (a)13,500              18
Nippon Oil Corp.                                          74,800             339
Nippon Sheet Glass Co., Ltd.                              19,000              34
Nippon Steel Corp.                                       348,000             407
Nippon Telegraph & Telephone Corp.                           363           1,317
Nippon Unipac Holding                                         39             169
Nippon Yusen Kabushiki Kaisha                          (c)65,000             219
Nissan Chemical Industries Ltd.                            8,000              30
Nissan Motor Co., Ltd.                                   105,600             823
Nisshin Seifun Group, Inc.                                 6,000              40
Nisshinbo Industries, Inc.                                 4,000              14
Nissin Food Products Co., Ltd.                             3,800              85
Nitto Denko Corp.                                       (c)7,800             222
Nomura Holdings, Inc.                                     85,000             955
NSK Ltd.                                                  38,000              98
NTN Corp.                                              (c)20,000              69
NTT Data Corp.                                                38             105
NTT Docomo, Inc.                                          (c)227             419
Obayashi Corp.                                         (c)27,000              60
Oji Paper Co., Ltd.                                    (c)64,400             277
Olympus Optical Co., Ltd.                                  7,000             114
Omron Corp.                                                8,000             118
Onward Kashiyama Co., Ltd.                                10,000              78
Oracle Corp.                                                 500              12
Oriental Land Co., Ltd.                                 (c)4,000             242
Orix Corp.                                                 2,400             155
Osaka Gas Co., Ltd.                                    (c)57,600             142
Pioneer Corp.                                              8,854             166
Promise Co., Ltd.                                          3,600             128
Ricoh Co., Ltd.                                        (c)23,000             377
Rohm Co., Ltd.                                             3,900             496
Sankyo Co., Ltd.                                          23,600             296
Sanrio Co., Ltd.                                           1,000               5
Sanyo Electric Co., Ltd.                                  93,000             242
Secom Co., Ltd.                                           14,100             483
Sekisui Chemical Co., Ltd.                             (c)16,000              41
Sekisui House Co., Ltd.                                   37,600             266
Seven-Eleven Japan Co., Ltd.                            (c)9,000             274
Sharp Corp.                                            (c)46,200             438
Shimamura Co., Ltd.                                          500              32
Shimano, Inc.                                              6,200              94
Shimizu Corp.                                             46,600             117
Shin-Etsu Chemical Co., Ltd.                              15,296             501
Shionogi & Co., Ltd.                                      12,000             170
Shiseido Co., Ltd.                                        20,000             260
Showa Shell Sekiyu K.K                                 (c)10,000              69
Skylark Co., Ltd.                                       (c)7,600             101
SMC Corp.                                                  3,300             310
Softbank Corp.                                         (c)12,400             141
Sony Corp.                                             (c)38,597           1,612
Sumitomo Bakelite Co., Ltd.                                8,000              33
Sumitomo Chemical Co., Ltd.                            (c)74,600             295
Sumitomo Corp.                                            40,400             173
Sumitomo Electric Industries, Ltd.                        28,400             184
Sumitomo Forestry Co., Ltd.                                  400               2
Sumitomo Metal Mining Co., Ltd.                           26,800             112
Sumitomo Trust & Banking Co., Ltd. (The)                (c)8,000              32
Taisho Pharmaceutical Co., Ltd.                           17,800             262
Takara Holdings, Inc.                                   (c)6,000              26
Takashimaya Co., Ltd.                                      5,000              20
Takeda Chemical Industries Ltd.                           36,600           1,528
Takefuji Corp.                                          (c)5,945             343
Takuma Co., Ltd.                                           5,000              27
TDK Corp.                                                  4,300             173
Teijin Ltd.                                            (c)46,400             111
Teikoku Oil Co., Ltd.                                   (c)6,000              24
Terumo Corp.                                              11,200             155
THK Co., Ltd.                                              1,200              13
TIS, Inc.                                                  1,504              22
Tobu Railway Co., Ltd.                                 (a)46,400             123
Toho Co., Ltd. (Tokyo)                                     2,900              28
Tohoku Electric Power Co., Inc.                           11,500             169
Tokyo Broadcasting System, Inc.                            7,000              88
Tokyo Electric Power Co., Inc.                            34,400             653
Tokyo Electron Ltd.                                        5,600             253
Tokyo Gas Co., Ltd.                                    (c)63,600             199
Tokyu Corp.                                            (c)51,400             181
TonenGeneral Sekiyu K.K.                                (c)4,000              26
Toppan Printing Co., Ltd.                              (c)38,600             290
Toray Industries, Inc.                                    62,100             132
Toshiba Corp.                                         (a)124,000             388
Tosoh Corp.                                               23,000              55
Tostem Inax Holding Corp.                                 10,000             152
Toto Ltd.                                                 29,600             109
Toyo Seikan Kaisha Ltd.                                   10,000             119
Toyoba Co., Ltd.                                        (c)5,000               7
Toyota Industries Corp.                                    1,950              29

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Active International Allocation Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
JAPAN (CONT'D)
Toyota Motor Corp.                                    (c)123,400   $       3,314
Trans Cosmos, Inc.                                        (c)400               4
Trend Micro, Inc.                                    (a)(c)1,700              29
Uni-Charm Corp.                                         (c)2,200              87
UNY Co., Ltd.                                              3,000              29
Wacoal Corp.                                               4,000              31
West Japan Railway Co.                                        13              46
World Co., Ltd.                                            1,600              31
Yakult Honsha Co., Ltd.                                    5,000              57
Yamaha Corp.                                               5,000              46
Yamanouchi Pharmaceutical Co., Ltd.                       18,200             527
Yamato Transport Co., Ltd.                             (c)14,000             183
Yamazaki Baking Co., Ltd.                                  5,000              28
--------------------------------------------------------------------------------
                                                                          46,176
================================================================================
NETHERLANDS (6.9%)
ABN Amro Holding N.V.                                     61,945           1,013
Aegon N.V.                                                29,981             386
Akzo Nobel N.V.                                            6,025             191
ASML Holding N.V.                                       (a)2,762              23
Buhrmann N.V.                                             11,028              48
Corio N.V.                                                 7,450             194
Eurocommercial Properties N.V.                             4,749             100
Getronics N.V.                                          (a)9,350               6
Hagemeyer N.V.                                             4,797              35
Heineken N.V.                                             45,276           1,768
ING Groep N.V. CVA                                        80,703           1,368
Koninklijke Ahold N.V.                                    33,281             423
Koninklijke (Royal) KPN N.V.                           (a)23,745             155
Koninklijke (Royal) Philips Electronics N.V.              65,582           1,150
Reed Elsevier N.V.                                        31,469             385
Rodamco Europe N.V.                                        5,562             235
Royal Dutch Petroleum Co.                                120,024           5,286
TPG N.V.                                                  25,073             407
Unilever N.V. CVA                                         66,888           4,112
Vedior N.V. CVA                                           13,403              76
Wereldhave N.V.                                            1,758              99
Wolters Kluwer N.V. CVA                                   18,209             317
--------------------------------------------------------------------------------
                                                                          17,777
================================================================================
NEW ZEALAND (0.0%)
Carter Holt Harvey Ltd.                                   50,568              47
Telecom Corp. of New Zealand Ltd.                         13,184              31
--------------------------------------------------------------------------------
                                                                              78
================================================================================
NORWAY (0.2%)
DnB Holding ASA                                            4,319              20
Gjensidige NOR ASA                                           371              12
Norsk Hydro ASA                                            9,319             418
Norske Skogindustrier ASA                                  2,500              35
Orkla ASA                                                  8,250             141
Tandberg ASA                                              (a)800               5
--------------------------------------------------------------------------------
                                                                             631
================================================================================
PORTUGAL (0.6%)
Banco Commercial Portugues (Registered)                   40,531              97
Banco Espirito Santo S.A. (Registered)                     1,553              20
Brisa-Auto Estradas de Portugal S.A.                      55,810             310
Cimentos de Portugal S.A.                                      1             @--
Electricidade de Portugal S.A.                           473,815             791
Jeronimo Martins SGPS S.A.                              (a)7,558              55
Portugal Telecom SGPS S.A.                                25,374             175
Sonae SGPS S.A.                                        (a)17,214               7
--------------------------------------------------------------------------------
                                                                           1,455
================================================================================
SINGAPORE (1.8%)
CapitaLand Ltd.                                       (c)159,750             102
Chartered Semiconductor Manufacturing Ltd.          (a)(c)33,000              14
City Developments Ltd.                                    79,000             189
Cycle & Carriage Ltd.                                      8,754              17
DBS Group Holdings Ltd.                                  108,441             688
Fraser & Neave Ltd.                                       27,450             123
Haw Par Corp., Ltd.                                        4,306               8
Hotel Properties Ltd.                                     40,000              21
Keppel Corp., Ltd.                                        76,750             164
Oversea-Chinese Banking Corp., Ltd.                      103,688             577
Overseas Union Enterprise Ltd.                            13,000              44
Sembcorp Industries Ltd.                              (c)145,644              66
Singapore Airlines Ltd.                                   99,000             582
Singapore Press Holdings Ltd.                             41,018             430
Singapore Technologies Engineering Ltd.                  245,000             233
Singapore Telecommunications Ltd.                        687,500             492
United Overseas Bank Ltd.                                105,328             717
United Overseas Land Ltd.                                 71,000              66
Venture Corp., Ltd.                                       13,000             104
--------------------------------------------------------------------------------
                                                                           4,637
================================================================================
SOUTH KOREA (0.4%)
Samsung Electro-Mechanics Co., Ltd.                        2,280              84
Samsung Electronics Co., Ltd.                              3,010             797
Samsung SDI Co., Ltd.                                        990              57
--------------------------------------------------------------------------------
                                                                             938
================================================================================
SPAIN (4.0%)
Acerinox S.A.                                              1,050              39
ACESA Infraestructuras S.A.                               18,700             212
Actividades de Construccion Y Servicios S.A.            (c)4,129             133
Altadis S.A.                                              13,442             307
Amadeus Global Travel Distribution S.A.,
 Series A                                                 28,191             116
Banco Bilbao Vizcaya Argentaria S.A.                     133,844           1,282
Banco Santander Central Hispano S.A.                     201,609           1,384
Endesa S.A.                                            (c)52,148             610
Fomento de Construcciones Y Contratas S.A.                 6,286             141
Gas Natural SDG S.A.                                      51,789             983
Grupo Dragados S.A.                                       11,079             188
Iberdrola S.A.                                         (c)49,974             700
Inmobiliaria Colonial S.A.                                12,055             187
Inmobiliaria Urbis S.A.                                    7,600              45
Metrovacesa S.A.                                          14,307             303
Repsol YPF S.A.                                           51,886             686
Sociedad General de Aguas de Barcelona S.A.                7,789              79
Sol Melia S.A.                                          (c)6,578              26

    The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       Active International Allocation Portfolio

                                       FINANCIAL STATEMENTS
                                       December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
SPAIN (CONT'D)
Telefonica S.A                                        (a)220,249   $       1,973
Telepizza                                              (a)15,238              12
Union Fenosa S.A                                       (c)44,997             593
Vallehermoso S.A                                          43,556             453
--------------------------------------------------------------------------------
                                                                          10,452
================================================================================
SWEDEN (1.7%)
Atlas Copco AB, Class A                                    6,550             128
Atlas Copco AB, Class B                                    3,700              66
Castellum AB                                               5,345              75
Electrolux AB, Series B                                   19,600             310
Hennes & Mauritz AB, Class B                              26,050             504
Holmen AB, Class B                                      (c)2,800              68
JM AB                                                      3,862              72
Nordea AB                                                101,944             451
S.K.F. AB, Class B                                         4,500             117
Sandvik AB                                                17,592             394
Securitas AB, Class B                                     34,740             416
Skandia Forsakrings AB                                    14,886              40
Skandinaviska Enskilda Banken, Class A                    13,366             112
Skanska AB                                                26,000             153
Svenska Cellulosa AB, Class B                              4,072             138
Svenska Handelsbanken, Class A                            31,336             419
Svenskt Stal AB, Series A                                  4,200              50
Swedish Match AB                                          18,700             148
Tele2 AB, Class B                                    (a)(c)1,908              51
TeliaSonera AB                                         (c)33,300             126
TeliaSonera AB (Helsinki Shares)                       (a)61,787             230
Volvo AB, Class A                                          2,700              42
Volvo AB, Class B                                       (c)9,850             161
Wm-Data AB, Class B                                    (c)19,300              17
--------------------------------------------------------------------------------
                                                                           4,288
================================================================================
SWITZERLAND (6.8%)
Adecco S.A. (Registered)                                  14,054             551
Centerpulse AG (Registered)                               (a)128              22
Ciba Speciality Chemicals AG (Registered)                  1,500             105
Clariant AG (Registered)                                   2,900              46
Compagnie Financiere Richemont AG, Class A                 3,880              72
Credit Suisse Group                                    (a)46,403           1,008
Georg Fischer AG                                              46               5
Givaudan (Registered)                                        191              86
Holcim Ltd., Class B                                         602             109
Kudelski S.A                                           (a)(c)261               4
Logitech International S.A. (Registered)               (a)(c)780              23
Lonza Group AG (Registered)                                  806              49
Nestle S.A. (Registered)                                  21,290           4,515
Novartis AG (Registered)                                  97,198           3,550
PSP Swiss Property AG                                        700              76
Roche Holding AG                                          25,361           1,769
Roche Holding AG (Bearer)                               (c)7,791             987
SGS Holding S.A                                              695             209
Sulzer AG (Registered)                                     (a)60               8
Swatch Group AG (Registered)                               1,327              22
Swatch Group AG, Class B                                   1,244             104
Swiss Reinsurance (Registered)                             9,382             616
Swisscom AG (Registered)                                   1,721             499
Syngenta AG                                                2,315             134
UBS AG (Registered)                                    (a)51,070           2,484
Unaxis Holding AG (Registered)                               100               7
Valora Holding AG                                             57              11
Zurich Financial Services AG                               3,902             364
--------------------------------------------------------------------------------
                                                                          17,435
================================================================================
THAILAND (0.0%)
Siam City Bank PCL                                       (a)(d)1             @--
--------------------------------------------------------------------------------
UNITED KINGDOM (30.2%)
Amersham plc                                              44,878             402
ARM Holdings plc                                       (a)17,145              13
AstraZeneca plc                                          113,457           4,057
Aviva plc                                                137,726             983
AWG plc                                                 (a)7,279              51
BAA plc                                                   66,146             537
BAE Systems plc                                          293,490             586
Balfour Beatty plc                                         1,576               4
Barclays plc                                             271,945           1,686
BG Group plc                                             182,806             789
BOC Group plc                                             10,836             155
Boots Co., plc                                            51,236             484
BP plc                                                 1,284,451           8,833
BPB plc                                                   10,855              43
Brambles Industries plc                                   82,736             203
British Airways plc                                    (a)90,484             197
British American Tobacco plc                             197,779           1,977
British Land Co. plc                                      59,227             431
British Sky Broadcasting plc                           (a)68,592             706
BT Group plc                                             497,224           1,562
Bunzl plc                                                 20,034             123
Cadbury Schweppes plc                                    171,500           1,069
Canary Wharf Group plc                                 (a)79,381             301
Capital Group plc                                         80,238             320
Carlton Communications plc                                22,955              50
Centrica plc                                             279,674             770
Chelsfield plc                                            28,690             139
Chubb plc                                                 77,343             109
Compass Group plc                                        149,397             794
Corus Group plc                                        (a)66,223              29
De La Rue plc                                             24,142             113
Derwent Valley Holdings plc                                5,694              50
Diageo plc                                               302,602           3,290
Dixons Group plc                                          54,937             128
EMI Group plc                                             29,286              66
GKN plc                                                   39,388             127
GlaxoSmithKline plc                                      400,624           7,691
Granada plc                                              102,708             132
GUS plc                                                   35,293             328
Hammerson plc                                             12,431              95
Hanson plc                                                15,606              69
Hays plc                                                 193,430             289
HBOS plc                                                 150,236           1,585
Hilton Group plc                                         128,849             347

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Active International Allocation Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
UNITED KINGDOM (CONT'D)
HSBC Holdings plc                                        395,226   $       4,370
Imperial Chemical Industries plc                          24,715              92
Imperial Tobacco Group plc                                54,809             931
Invensys plc                                             254,214             216
Johnson Matthey plc                                        5,044              65
Kelda Group plc                                           23,294             159
Kingfisher plc                                            38,336             137
Land Securities Group plc                                 57,776             730
Legal & General Group plc                                301,101             466
Lloyds TSB Group plc                                     223,917           1,608
LogicaCMG plc                                             17,301              42
Marks & Spencer Group plc                                 73,440             373
Misys plc                                                 31,574              89
National Grid Transco plc                                372,497           2,739
Next plc                                                   3,965              47
Novar plc                                                  2,185               4
P&O Princess Cruises plc                               (c)42,427             294
Pearson plc                                               33,815             313
Peninsular & Oriental Steam Navigation (The)              35,942              95
Pilkington plc                                             3,840               4
Pillar Property plc                                        5,021              34
Prudential plc                                            90,970             643
Rank Group plc                                             1,898               8
Reckitt Benckiser plc                                     44,659             867
Reed Elsevier plc                                         53,125             455
Rentokil Initial plc                                     223,658             792
Reuters Group plc                                         53,040             152
Rexam plc                                                  9,886              67
Rio Tinto plc                                             22,108             441
RMC Group plc                                              6,149              36
Rolls-Royce plc                                          138,537             239
Royal & Sun Alliance Insurance Group                      67,475             131
Royal Bank of Scotland Group plc                         111,082           2,662
Sage Group plc (The)                                      58,016             124
Sainsbury (J) plc                                        121,918             547
Scottish & Newcastle plc                                  16,142             120
Scottish & Southern Energy plc                           196,783           2,155
Scottish Power plc                                       172,058           1,005
Serco Group plc                                           53,827             133
Severn Trent plc                                          20,606             230
Shell Transport & Trading Co., plc                       270,086           1,779
Six Continents plc                                        67,983             550
Slough Estates plc                                        16,354              89
Smith & Nephew plc                                        24,192             148
Smiths Group plc                                             504               6
Tate & Lyle plc                                           21,015             107
Taylor Woodrow plc                                         1,091               3
Tesco plc                                                398,672           1,246
TI Automotive Ltd.                                      (a)1,505             @--
Unilever plc                                             254,899           2,426
Vodafone Group plc                                     3,203,425           5,843
WPP Group plc                                             41,699             319
--------------------------------------------------------------------------------
                                                                          77,844
================================================================================
TOTAL COMMON STOCKS (COST $321,643)                                      245,750
================================================================================
PREFERRED STOCKS (0.3%)
AUSTRALIA (0.2%)
News Corp., Ltd.                                         102,179   $         548
--------------------------------------------------------------------------------
GERMANY (0.0%)
Henkel KGaA-Vorzug                                           650              41
Porsche AG                                                (c)100              42
Volkswagen AG                                              1,100              29
--------------------------------------------------------------------------------
                                                                             112
================================================================================
ITALY (0.0%)
Telecom Italia S.p.A. (RNC)                                9,730              49
--------------------------------------------------------------------------------
South Korea (0.1%)
Samsung Electronics Co., Ltd.                              1,100             139
--------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $1,042)                                       848
--------------------------------------------------------------------------------

                                                          NO. OF
                                                          RIGHTS
--------------------------------------------------------------------------------
RIGHTS (0.0%)
ITALY (0.0%)
Snia S.p.A., expiring 1/8/03                           (a)24,223               1
--------------------------------------------------------------------------------
SPAIN (0.0%)
Acesa Infraestructuras S.A., expiring 1/10/03    (a)(c)(d)18,700              11
--------------------------------------------------------------------------------
  TOTAL RIGHTS (COST $--@)                                                    12
================================================================================
  TOTAL FOREIGN SECURITIES (95.5%)
    (COST $322,685)                                                      246,610
================================================================================

                                                          FACE
                                                        AMOUNT
                                                         (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (11.1%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL
 ON LOANED SECURITIES (3.6%)
Banco Bilbao Viz Argentaria, NY,
  1.36%, 4/24/03                                   $       1,768           1,768
Bank of Nova Scotia, NY, 2.51%, 2/4/03                     1,265           1,265
Bayrische Hypo-Und Vereinsbank, 1.39%, 3/24/03               632             632
Credit Industrial et Commercial (CIC)/NY, 1.39%,
  1/13/03                                                    253             253
Credit Industrial et Commercial (CIC)/NY, 1.39%,
  1/15/03                                                    631             631
Credit Lyonnais, 1.39%, 1/27/03                            1,011           1,011
General Electric Co., 1.37%, 7/17/03                         884             884
Lehman Brothers, Inc., 1.35%, 1/2/03                       2,273           2,273
Lloyds Bank London plc, 2.36%, 2/24/03                       631             631
--------------------------------------------------------------------------------
                                                                           9,348
================================================================================

                                                          SHARES
--------------------------------------------------------------------------------
INVESTMENT COMPANIES HELD AS COLLATERAL ON
  LOANED SECURITIES (3.9%)
AIM S.T. Investment Co.                                  808,560             809
CITI Institutional Liquid Reserve Fund                   884,362             884
Dreyfus Cash Management Plus Fund                        859,095             859
Evergreen Institutional Money Market Fund                808,560             809
Federated Prime Value Fund                               808,560             809
Harris Insight Money Market Fund                         884,362             884
Merrill Lynch Premier Institutional Fund                 808,560             809
Merrimac Cash Series Fund                                884,362             884
Nations Cash Reserve Fund                                884,362             884
One Group Institutional Prime Money Market Fund          808,560             809

    The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       Active International Allocation Portfolio

                                       FINANCIAL STATEMENTS
                                       December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
INVESTMENT COMPANIES HELD AS COLLATERAL ON
 LOANED SECURITIES (CONT'D)
Reserve Primary Money Market Fund                        884,362   $         884
TempCash Money Market Fund                               631,687             632
--------------------------------------------------------------------------------
                                                                           9,956
================================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.6%)
J.P. Morgan Securities, Inc., 1.05%,
  dated 12/31/02, due 1/2/03                       $    (f)9,268           9,268
--------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $28,572)                             28,572
================================================================================
FOREIGN CURRENCY (0.0%)
British Pound                                 GBP             37              60
Danish Krone                                  DKK             27               4
Hong Kong Dollar                              HKD             17               2
New Zealand Dollar                            NZD              6               3
Norwegian Krone                               NOK             21               3
South Korean Won                              KRW          3,326               3
Swiss Franc                                   CHF              1               1
--------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $75)                                           76
================================================================================
TOTAL INVESTMENTS (106.6%) (COST $351,332)                               275,258
================================================================================

                                                           VALUE
                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS (1.9%)
  Receivable for Investments Sold                  $       2,257
  Receivable Due from Broker                               1,449
  Net Unrealized Gain on Foreign Currency
   Exchange Contracts                                        429
  Foreign Withholding Tax Reclaim
   Receivable                                                354
  Dividends Receivable                                       288
  Receivable for Portfolio Shares Sold                       116
  Interest Receivable                                         66
  Other                                                       14           4,973
--------------------------------------------------------------------------------
LIABILITIES (-8.5%)
  Collateral on Securities Loaned                        (19,304)
  Payable for Investments Purchased                       (2,146)
  Investment Advisory Fees Payable                          (314)
  Bank Overdraft Payable                                    (104)
  Payable for Portfolio Shares Redeemed                      (59)
  Administrative Fees Payable                                (42)
  Directors' Fees and Expenses Payable                       (31)
  Custodian Fees Payable                                     (31)
  Distribution Fees, Class B                                 (10)
  Other Liabilities                                          (30)        (22,071)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                  $     258,160
================================================================================

                                                                           VALUE
                                                                           (000)
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in Capital                                                    $     429,263
Undistributed (Distributions in Excess of)
  Net Investment Income                                                     (121)
Accumulated Net Realized Gain (Loss)                                     (95,450)
Unrealized Appreciation (Depreciation) on
  Investments, Futures and Foreign Currency
  Translations                                                           (75,532)
--------------------------------------------------------------------------------
NET ASSETS                                                         $     258,160
================================================================================
CLASS A:
NET ASSETS                                                         $     249,742
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 34,199,991 outstanding $0.001
    par value shares (authorized 500,000,000
    shares)                                                        $        7.30
================================================================================
CLASS B:
NET ASSETS                                                         $       8,418
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,136,075 outstanding $0.001 par
    value shares (authorized 500,000,000 shares)                   $        7.41
================================================================================

(a) -- Non-income producing security
(c) -- All or a portion of security on loan at December 31, 2002 -- See note A-8 to financial statements.
(d) -- Securities were valued at fair value -- See Note A-1 to financial statements. At December 31, 2002, the Portfolio held fair valued securities representing less than 0.05% of net assets.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@ -- Value is less than $500.
CVA -- Certificaten Van Aandelen
PCL -- Public Company Limited
RNC -- Non-Convertible Savings Shares

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Active International Allocation Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

   CURRENCY                                         IN                     NET
      TO                                         EXCHANGE               UNREALIZED
   DELIVER          VALUE      SETTLEMENT          FOR         VALUE    GAIN/(LOSS)
    (000)           (000)        DATE             (000)        (000)      (000)
-----------------------------------------------------------------------------------
AUD       4,533   $  2,527      3/13/03      US$      2,542  $  2,542     $   15
CHF          47         34       1/3/03      US$         34        34        @--
CHF          55         40       1/6/03      US$         39        39         (1)
EUR         336        353       1/3/03      US$        350       350         (3)
EUR         137        144      1/06/03      US$        143       143         (1)
EUR      47,064     49,274      3/13/03      US$     47,469    47,469     (1,805)
EUR      11,032     11,550      3/13/03      US$     11,100    11,100       (450)
EUR       3,175      3,324      3/13/03      US$      3,241     3,241        (83)
EUR         277        290      3/13/03      US$        287       287         (3)
GBP         125        201      3/13/03      US$        200       200         (1)
JPY     721,040      6,087      3/13/03      US$      5,870     5,870       (217)
JPY   1,429,003     12,063      3/13/03      US$     11,623    11,623       (440)
JPY      27,759        234      3/13/03      US$        230       230         (4)
JPY     230,440      1,946      3/13/03      US$      1,916     1,916        (30)
JPY       7,781         66      3/13/03      US$         65        65         (1)
US$          60         60       1/3/03      DKK        429        61          1
US$           8          8       1/6/03      DKK         58         8        @--
US$         174        174       1/2/03      EUR        167       175          1
US$          28         28       1/3/03      EUR         27        28        @--
US$          26         26       1/7/03      EUR         24        26        @--
US$      49,196     49,196      3/13/03      EUR     48,903    51,199      2,003
US$       2,416      2,416      3/13/03      EUR      2,399     2,512         96
US$      10,321     10,321      3/13/03      EUR     10,247    10,728        407
US$       2,599      2,599      3/13/03      GBP      1,662     2,664         65
US$      14,962     14,962      3/13/03      JPY  1,854,151    15,652        690
US$       4,761      4,761      3/13/03      JPY    584,931     4,938        177
US$         300        300      3/13/03      JPY     36,881       311         11
US$          30         30       1/3/03      NOK        207        30        @--
US$           3          3       1/6/03      NOK         24         3        @--
US$         116        116       1/3/03      SEK      1,021       118          2
US$          10         10       1/7/03      SEK         88        10        @--
                  --------                                   --------     ------
                  $173,143                                   $173,572     $  429
                  ========                                   ========     ======

-----------------------------------------------------------------------------------

AUD - Australian Dollar
EUR - Euro
JPY - Japanese Yen
SEK - Swedish Krona

FUTURES CONTRACTS:

  The Portfolio had the following futures contract(s) open at period end:

                                                                                 NET
                               NUMBER          NOTIONAL                      UNREALIZED
                                 OF             VALUE         EXPIRATION    GAIN/(LOSS)
                             CONTRACTS          (000)            DATE           (000)
-----------------------------------------------------------------------------------------
         LONG:
    FTSE 100 Index
   (United Kingdom)               40           US$ 2,520        Mar-03          $59
     TOPIX Index
   (Japan)                         7                 492        Mar-03          (12)

        SHORT:
    SPI 200 Index
     (Australia)                  60               2,529        Mar-03          (31)
                                                                                ---
                                                                                $16
                                                                                ===

                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2002

                                                       PERCENT
                                            VALUE       OF NET
INDUSTRY                                    (000)       ASSETS
-------------------------------------------------------------
Automobiles                             $   5,686         2.2%
Banks                                      31,527        12.2
Beverages                                   6,786         2.6
Chemicals                                   4,796         1.9
Commercial Services & Supplies              5,667         2.2
Diversified Financials                      5,134         2.0
Diversified Telecommunication Services      9,963         3.9
Electric Utilities                         14,467         5.6
Food & Drug Retailing                       5,072         2.0
Food Products                              15,307         5.9
Gas Utilities                               2,737         1.1
Hotels, Restaurants & Leisure               3,206         1.2
Household Durables                          6,350         2.4
Insurance                                   6,297         2.4
Machinery                                   3,768         1.5
Media                                       5,855         2.3
Metals & Mining                             4,121         1.6
Oil & Gas                                  24,384         9.4
Personal Products                           2,875         1.1
Pharmaceuticals                            26,189        10.1
Real Estate                                 7,942         3.1
Tobacco                                     3,824         1.5
Wireless Telecommunication Services         8,577         3.3
Other                                      36,080        14.0
-------------------------------------------------------------
                                        $ 246,610        95.5%
=============================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Asian Equity Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

SOUTH KOREA     30.4%
HONG KONG       23.7%
TAIWAN          18.1%
SINGAPORE       11.3%
MALAYSIA         5.6%
OTHER           10.9%

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT

                                               MSCI ALL-COUNTRY FAR EAST
        ASIAN EQUITY PORTFOLIO - CLASS A             FREE EX-JAPAN INDEX
1992                               500000                          500000
1993                              1028500                         1016972
1994                               865894                          839205
1995                               925381                          913425
1996                               957677                         1015180
1997                               495215                          565354
1998                               438859                          538104
1999                               794335                          872320
2000                               471438                          551299
2001                               454040                          538950
2002                               408495                          488450

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL-COUNTRY FAR EAST FREE EX-JAPAN INDEX(1)

                                                         TOTAL RETURNS(2)
                                       -----------------------------------------
                                                          AVERAGE ANNUAL
                                                   -----------------------------
                                          ONE        FIVE      TEN       SINCE
                                         YEAR       YEARS    YEARS   INCEPTION
--------------------------------------------------------------------------------
Portfolio - Class A(3)                 (10.03)%     (3.78)%  (2.00)%      0.63%
Portfolio - Class B(4)                 (10.16)      (4.02)     N/A      (11.30)
Index - Class A                         (9.37)      (2.88)   (0.23)       2.16
Index - Class B                         (9.37)      (2.88)     N/A       (8.60)

(1) The MSCI All-Country Far East Free ex-Japan Index is an unmanaged index of common stocks and includes Indonesia, Hong Kong, Malaysia, the Philippines, South Korea, Singapore, Taiwan and Thailand.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on July 1, 1991
(4)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Asian Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of Asian issuers, excluding Japan. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

For the year ended December 31, 2002, the Portfolio had a total return of -10.03% for the Class A shares and -10.16% for the Class B shares compared to -9.37% for the Morgan Stanley Capital International (MSCI) All-Country Far East Free ex-Japan Index (the "Index").

MARKET REVIEW

For the 12 months ending December 31, 2002, the Portfolio underperformed its Index. Overall, country allocation was positive while stock selection was negative. On a country allocation basis, the Portfolio's overweight position in South Korea (+8.3%) and Indonesia (+41.9%) coupled with an underweight stance in Taiwan (-24.7%) contributed strongly to relative performance. Stock selection in South Korea, Hong Kong, Thailand and Taiwan were the largest detractors to relative returns while stock selection in China and Indonesia contributed modestly to returns.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Asian Equity Portfolio (cont'd)

In 2002, overall, Asia ex-Japan performance was hampered by weak global economic growth, domestic concerns in select emerging markets, the continued sell-off of U.S. equities and increased geo-political risk. Nevertheless, in 2002, the asset class outperformed both the U.S. and the developed international markets. The Index fell 9.4%, versus a 15.9% decline in MSCI EAFE Index and a 22.1% decline in the S&P 500 Index.

Asia ex-Japan started the year in positive territory as equities in the region were supported by early year expectations of a U.S. led economic recovery and positive economic data from select Asia ex-Japan countries. However, after outperforming for much of the year and rebounding over 50% from September 2001 lows, performance in the region turned negative during the second and third quarters. Domestic economic concerns in Hong Kong and Singapore coupled with profit taking within cyclical markets such as South Korea and Taiwan were the primary reasons for declines. During this period market participants in general shifted into more defensive domestic oriented names and away from cyclical sectors on concerns over the quality of corporate earnings, and the timing and magnitude of the global recovery. Overall, risk aversion had increased on a global basis during the second quarter, dominated by negative sentiment toward Brazil (due to poor political outlook) and greater uncertainty over the global backdrop. Increased reports of corporate accounting fraud and concerns over the strength of the U.S. economic recovery coupled with geo-political risks in the Asian subcontinent and the Middle East served to undermine investor confidence for much of the year. Nevertheless, amid a more favorable tone in U.S. equities, particularly in the months of October and November, Asian ex-Japan markets rebounded following better than expected corporate earnings and export data from select Asia ex-Japan countries. Risk appetite in particular increased at year end for technology and export stocks helping to support markets such as Taiwan and South Korea, while improving economic data in Hong Kong and Thailand led markets higher. The Asian ex-Japan region ended the period in review with a solid 3.1% fourth quarter return.

MARKET OUTLOOK

Our long-term outlook for Asia ex-Japan remains positive. We believe the Asian ex-Japan markets are well positioned to continue to outperform global markets given valuations, corporate fundamentals, relative growth and leveraged exposure to the pick-up in global sentiment and economic activity. Near-term, however, global equities are likely to remain volatile given concerns over high oil prices due to the crisis in Iraq and Venezuela, and economic uncertainties in the U.S., Japan and Germany. Nevertheless, our expectations are for oil prices to fall to more normal levels once the crisis in Iraq passes and for global economies to recover in the second half of this year. Asia ex-Japan markets are likely to be supported by reduced fears of a U.S. double dip recession as the economy begins to show the benefits of U.S. monetary easing that has lowered rates to 1.25%, a 41-year low. Signs of fundamental improvements in Indonesia, Thailand and Taiwan along with patches of decent domestic strength continue to support overall sentiment in Asia ex-Japan markets. On a bottom-up basis, we continue to focus on earnings visibility as a driver of medium-term returns.

January 2003

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Asian Equity Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.6%)
CHINA (1.9%)
Byd Co., Ltd., Class H                                 (a)26,500   $          53
China Shipping Development Co., Ltd., Class H            279,000              58
China Southern Airlines Co., Ltd., Class H               386,000             104
Huaneng Power International, Inc., Class H               162,000             130
Sinopec Shangai Petrochemical Co., Ltd.               (a)433,000              65
--------------------------------------------------------------------------------
                                                                             410
================================================================================
HONG KONG (23.7%)
Cathay Pacific Airways Ltd.                              100,000             137
Cheung Kong Holdings Ltd.                                 82,900             539
China Mobile Ltd.                                     (a)210,000             499
CNOOC Ltd.                                               145,000             189
Cosco Pacific Ltd.                                        80,000              66
Esprit Holdings Ltd.                                     122,000             206
Henderson Land Development Co., Ltd.                     120,000             360
Hong Kong Exchanges & Clearing Ltd.                      101,000             127
Hutchison Whampoa Ltd.                                   122,980             770
Johnson Electric Holdings Ltd.                           234,000             257
Li & Fung Ltd.                                           247,400             235
QPL International Holdings Ltd.                       (a)330,000              72
SmarTone Telecommunications Holdings Ltd.                117,000             131
Sun Hung Kai Properties Ltd.                             106,600             631
Swire Pacific Ltd., Class A                               45,000             172
Techtronic Industries Co., Ltd.                          175,000             166
Television Broadcasts Ltd.                                46,000             145
TPV Technology Ltd.                                      355,000             109
Wharf Holdings Ltd.                                      139,000             262
--------------------------------------------------------------------------------
                                                                           5,073
================================================================================
INDONESIA (4.1%)
Astra International Tbk PT                          (a)1,051,000             370
Bank Central Asia Tbk PT                                 382,000             107
Ramayana Lestari Sentosa Tbk PT                          378,500             107
Telekomunikasi Indonesia Tbk PT                          684,500             294
--------------------------------------------------------------------------------
                                                                             878
================================================================================
MALAYSIA (5.6%)
AMMB Holdings Bhd                                         79,000              79
Celcom Malaysia Bhd                                   (a)391,000             251
Gamuda Bhd                                               117,000             170
Magnum Corp. Bhd                                         173,000             104
Malayan Banking Bhd                                      117,700             229
Public Bank Bhd                                          208,750             125
Resorts World Bhd                                         49,000             121
SP Setia Bhd                                              93,499              60
Tanjong plc                                               24,000              54
--------------------------------------------------------------------------------
                                                                           1,193
================================================================================
PHILIPPINES (0.2%)
Ayala Land, Inc.                                         498,000              42
--------------------------------------------------------------------------------
SINGAPORE (11.3%)
CapitaLand Ltd.                                          335,000             214
City Developments Ltd.                                    24,600              59
DBS Group Holdings Ltd.                                   49,235             312
Keppel Corp., Ltd.                                        52,000             111
Neptune Orient Lines Ltd. (Foreign)                   (a)492,000             261
SembCorp Industries Ltd.                                 318,000   $         144
SembCorp Logistics Ltd.                                   75,800              69
Singapore Airlines Ltd. (Foreign)                        101,000             594
United Overseas Bank Ltd.                                 46,796             318
Venture Corp., Ltd.                                       43,700             350
--------------------------------------------------------------------------------
                                                                           2,432
================================================================================
SOUTH KOREA (28.1%)
CJ Home Shopping                                        (a)3,553             127
Daishin Securities Co., Ltd.                              10,040             121
Humax Co., Ltd.                                         (a)4,810              59
Hyundai Marine & Fire Insurance Co., Ltd.                  4,300              92
Hyundai Mobis                                          (a)15,820             291
Hyundai Motor Co., Ltd.                                 (a)4,860             114
Kookmin Bank                                            (a)4,164             147
LG Chemical Ltd.                                        (a)4,910             168
LG Electronics, Inc.                                   (a)10,360             361
LG Investment & Securities Co., Ltd.                       9,680             108
Pantech Co., Ltd.                                       (a)8,300             100
POSCO                                                      5,570             554
Samsung Electronics Co., Ltd.                              8,185           2,167
Samsung Securities Co., Ltd.                            (a)9,910             239
Seoul Securities Co., Ltd.                                20,620              74
Shinhan Financial Group Co., Ltd.                      (a)25,550             267
Shinsegae Co., Ltd.                                     (a)1,020             129
SK Telecom Co., Ltd.                                       3,810             736
Tong Yang Confectionery Corp.                           (a)3,590             175
--------------------------------------------------------------------------------
                                                                           6,029
================================================================================
TAIWAN (18.1%)
Accton Technology Corp.                               (a)208,975             214
ASE Test Ltd.                                          (a)12,600              50
Asustek Computer, Inc.                                    70,387             124
Cathay Financial Holding Co., Ltd.                       146,000             156
Chinatrust Financial Holding Co., Ltd.                (a)431,560             353
CTCI Corp.                                               121,000              65
EVA Airways Corp.                                     (a)417,310             176
Formosa Chemical & Fibre Corp.                            77,556              82
Formosa Plastics Corp.                                   114,000             150
Hon Hai Precision Industry Co., Ltd.                      93,550             324
Largan Precision Co., Ltd.                                12,400              69
Lite-On Technology Corp.                                  56,000              63
Novatek Microelectronics Corp., Ltd.                      49,600              94
Phoenixtec Power Co., Ltd.                               115,000              87
Polaris Securities Co., Ltd.                          (a)288,000             101
Premier Image Technology Corp.                           135,000             208
Quanta Computer, Inc.                                    128,287             211
Quanta Storage, Inc.                                    (a)8,000              54
Siliconware Precision Industries Co.                  (a)193,682              95
SinoPac Holdings Co.                                  (a)495,128             208
Taishin Financial Holdings Co., Ltd.                  (a)437,000             225
Taiwan Semiconductor Manufacturing Co.                (a)536,300             659
United Microelectronics Corp.                         (a)202,485             123
--------------------------------------------------------------------------------
                                                                           3,891
================================================================================
THAILAND (3.6%)
Advanced Info Sevice PCL (Foreign)                       105,500              87
Bangkok Bank PCL (Foreign)                         (a)(d)114,000             159

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Asian Equity Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
THAILAND (CONT'D)
BEC World PCL (Foreign)                                (d)11,400   $          54
Land & House Co., Ltd. (Foreign)                          31,800              59
Siam Cement PCL (The) (NVDR)                            (a)9,000             245
Siam City Cement PCL (Foreign)                         (d)21,366             104
Thai Farmers Bank PCL (Foreign)                    (a)(d)101,800              71
--------------------------------------------------------------------------------
                                                                             779
================================================================================
  TOTAL COMMON STOCKS (COST $22,428)                                      20,727
================================================================================
PREFERRED STOCKS (2.3%)
SOUTH KOREA (2.3%)
Daishin Securities Co., Ltd.                              13,070              81
Hyundai Motor Co., Ltd.                                (a)10,820             127
Samsung Electronics Co., Ltd.                              2,260             286
--------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $588)                                         494
================================================================================
TOTAL FOREIGN SECURITIES (98.9%) (COST $23,016)                           21,221
================================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
FOREIGN CURRENCY (0.2%)
Hong Kong Dollar                                    HKD       57               7
Indonesian Rupiah                                   IDR   54,532               6
Singapore Dollar                                    SGD       18              11
South Korean Won                                    KRW       82             @--
Taiwan Dollar                                       TWD      299               8
Thai Baht                                           THB      399               9
--------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $41)                                           41
================================================================================
  TOTAL INVESTMENTS (99.1%) (COST $23,057)                                21,262
================================================================================

                                                           VALUE
                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS (2.6%)
  Receivable for Investments Sold                   $        451
  Receivable Due from Investment Adviser                      94
  Dividends Receivable                                         1
  Foreign Withholding Tax Reclaim Receivable                   1
  Other                                                       15             562
--------------------------------------------------------------------------------
LIABILITIES (-1.7%)
  Bank Overdraft Payable                                    (267)
  Custodian Fees Payable                                     (70)
  Directors' Fees and Expenses Payable                       (18)
  Administrative Fees Payable                                 (6)
  Deferred Country Taxes                                      (1)
  Other Liabilities                                          (13)           (375)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                      $  21,449
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                        $ 127,350
Undistributed Net Investment Income
  (Accumulated Net Investment Loss)                                           30
Accumulated Net Realized Gain (Loss)                                    (104,137)
Unrealized Appreciation (Depreciation) on
Investments and Foreign Currency Translations                             (1,794)
--------------------------------------------------------------------------------
NET ASSETS                                                             $  21,449
================================================================================
CLASS A:
NET ASSETS                                                             $  20,847
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 2,875,652 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $    7.25
================================================================================
CLASS B:
NET ASSETS                                                             $     602
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 83,580 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $    7.20
================================================================================

(a) -- Non-income producing security
(d) -- Securities were valued at fair value -- See Note A-1 to financial statements. At December 31, 2002, the Portfolio held $388,000 of fair valued securities, representing 1.8% of net assets.
@   -- Value is less than $500.
NVDR -- Non-Voting Depositary Receipts
PCL -- Public Company Limited

                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2002

                                                                         PERCENT
                                                           VALUE          OF NET
INDUSTRY                                                   (000)          ASSETS
--------------------------------------------------------------------------------
Airlines                                                $  1,011            4.7%
Auto Components                                              291            1.4
Automobiles                                                  610            2.8
Banks                                                      1,960            9.1
Chemicals                                                    466            2.2
Communications Equipment                                     214            1.0
Computers & Peripherals                                      498            2.3
Construction & Engineering                                   234            1.1
Construction Materials                                       349            1.6
Distributors                                                 235            1.1
Diversified Financials                                     2,036            9.5
Diversified Telecommunication Services                       546            2.5
Electrical Equipment                                         344            1.6
Electronic Equipment & Instruments                           863            4.0
Hotels, Restaurants & Leisure                                279            1.3
Household Durables                                           645            3.0
Industrial Conglomerates                                     913            4.3
Insurance                                                    247            1.2
Leisure Equipment & Products                                 278            1.3
Marine                                                       319            1.5
Media                                                        326            1.5
Metals & Mining                                              554            2.6
Multiline Retail                                             235            1.1
Real Estate                                                1,907            8.9
Semiconductor Equipment & Products                         3,474           16.2
Specialty Retail                                             206            1.0
Wireless Telecommunication Services                        1,553            7.2
Other                                                        628            2.9
--------------------------------------------------------------------------------
                                                        $ 21,221           98.9%
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Asian Real Estate Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

HONG KONG               43.3%
JAPAN                   25.5%
AUSTRALIA               19.8%
SINGAPORE                6.2%
PHILIPPINES              2.0%
OTHER                    3.2%

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT

        ASIAN REAL ESTATE       ASIAN REAL ESTATE        GPR GENERAL REAL ESTATE
        PORTFOLIO-CLASS A       PORTFOLIO-CLASS B      SECURITIES INDEX-FAR EAST
*                  500000                  100000                         500000
1997               400400                   80300                         330450
1998               353073                   70238                         296711
1999               438764                   87011                         357418
2000               453857                   89874                         356596
2001               386187                   76231                         309918
2002               341582                   67297                         289804

 * Commenced operations on October 1, 1997

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different fees assessed to that class. The GPR General Real Estate Securities Index - Far East value at December 31, 2002 assumes a minimum investment of $500,000; if a minimum initial investment of $100,000 (the minimum investment for Class B shares) is assumed, the value at December 31, 2002 would be $57,961.

PERFORMANCE COMPARED TO THE GPR GENERAL REAL ESTATE SECURITIES INDEX - FAR
EAST(1)


                                            TOTAL RETURNS(2)
                              -----------------------------------------
                                                    AVERAGE ANNUAL
                                            ---------------------------
                                  ONE            FIVE           SINCE
                                 YEAR           YEARS       INCEPTION
-----------------------------------------------------------------------
Portfolio - Class A (3)         (11.55)%        (3.13)%         (7.00)%
Portfolio - Class B (3)         (11.72)         (3.25)          (7.27)
Index                            (6.49)         (2.59)          (9.87)

(1) The GPR General Real Estate Securities Index - Far East is a market capitalization weighted index measuring total return of listed property/real estate securities in the Far East.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on October 1, 1997

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Asian Real Estate Portfolio seeks to provide long-term capital appreciation by investing primarily in equity securities of companies in the Asian real estate industry. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The Portfolio's concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified and the value of its shares may be substantially affected by economic events in the real estate industry.

For the year ended December 31, 2002, the Portfolio had a total return of -11.55% for the Class A shares and -11.72% for the Class B shares compared to -6.49% for the GPR General Real Estate Securities Index - Far East (the "Index").

MARKET REVIEW

This past year was yet another disappointing year for Asian real estate securities. Property stocks had an uninspiring fourth quarter, basically giving up gains from the October rebound on the lack of fresh direction for the sector. On a full year basis, real estate securities in Asia declined 6.5% as measured by the Index, outperforming the broader equity markets which contracted 10.4%, as measured by the MSCI Asia Pacific Index. Investors bought stocks, in the first quarter, in anticipation of an economic recovery in the second half of 2002. Early gains were quickly eroded as economic prospects dimmed on further retrenchment in global demand, erosion of pricing power and war concerns. Markets were

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Asian Real Estate Portfolio (cont'd)

overwhelmed by a barrage of negative news including corporate accounting issues, the rising number of corporate bankruptcies, anemic corporate earnings and the drag of a looming banking crisis in Japan. Furthermore, Asia's equity risk premium rose on heightened geo-political tension, fear of increased terrorist activities after the Bali bombing incident, and the potentially negative impact of higher oil prices for technology dependent Asian exporters.

Due to the higher correlation between property stocks in Hong Kong and general equities in the Hang Seng Index, property stocks in Hong Kong were the worst performers in 2002, declining 22.0% as measured by the Index. In Singapore, property stocks declined after the sharp deterioration in economic conditions from mid-2002 and fears of significant new commercial office supply to be released by the government; stocks fell 18.4% for the full year as measured by the Index. Property stocks in Japan sustained significant volatility in 2002, oscillating on every new development in the political and economic arena and deteriorating commercial office market fundamentals. The Japanese property sector braced itself to confront the onslaught of new supply as new office building completions gathered momentum in the second half. Saved by an outstanding performance by the JREIT in the second half of the year, Japanese property stocks ended the year up 1.1%, as measured by the Index. By default, Australia became a clear beneficiary as investors gravitated toward the more predictable and defensive characteristics of the listed property trust sector and the security of their dividend yields. The property trust sector gained in spite of weakening real estate fundamentals and trading at or premiums to the net asset value (NAV). Also, the sector attracted strong demand for equity issuance by larger capitalization trusts at or above NAV to fund domestic and international acquisitions from both institutions looking to raise their real estate allocations and to retail investors who participate in the market directly. Australia's listed property trusts returned 22.5% in 2002, as measured by the GPR Far East Index.

MARKET OUTLOOK

We enter 2003 with more somber expectations that Asia's upward momentum remains mild and fragile, especially with uncertainties of a Middle East war looming on the horizon. While the condition of Asian economies depends to a large extent on the outcome and consequences of the Middle Eastern conflict, we caution against extreme pessimism on Asian economies. We believe that markets have already discounted the possibility of a sharp contraction in Asian exports in the first half of 2003. Although some form of export contraction is likely, global inventory restocking could diminish the depth and duration of the slowdown.

China's surging economy and exploding national wealth is providing a crucial cushion to intra-regional trade in Asia. The private consumption outlook remains mixed and is a key element in differentiating growth prospects from country to country. China and several South Eastern Asian emerging countries showed promising private consumption growth. So far, the situation in Hong Kong, Singapore and Taiwan remains discouraging and each of the governments is trying hard to find a solution and is pressing for restructuring. Policy flexibility varies but remains an open option to many countries in Asia. Except for Hong Kong and the Philippines, Asian governments, in our opinion, still have plenty of leeway for fiscal expansion.

The wave of monetary easing led by the U.S. and the European Central Bank, as well as the absence of inflation, paved the way for central banks in Asia to adopt easier monetary policies. At some point, we expect the low interest rates to trigger the release of pent-up investment demand in Asia. When geo-political risk eases, policy relaxation by Asian governments with massive current account surpluses could facilitate a rebound in domestic demand and intra-Asian exports.

The key risks to Asia are high oil prices over a sustained time horizon leading to the return of inflation and smaller current account surpluses and weaker global demand as well as regional security issues, which heavily impacts several South Eastern Asian countries due to their strong reliance on tourism revenue.

We expect real estate markets in Asia to remain stagnant during the first quarter, as there is a strong chance that concerns about the Middle East conflict might stave off business and household investment decisions. Post conflict and against a backdrop of more moderate economic expectations, we expect a diverging performance in 2003 from the commercial office and residential sub-sectors.

We believe the commercial office sub-sector will remain subdued until a more stable business environment emerges. We do not expect any surge in new demand for commercial offices until economic conditions improve sufficiently to encourage business expansion. Except for Japan, the new office supply pipeline remains moderate everywhere else in Asia. Although at a smaller magnitude, we believe, there is still room for commercial office rents to ease further, as landlords will be willing to accept rate reductions to retain their quality tenants upon lease renewals and to fill empty buildings. Commercial office yields in Asian cities have expanded as much as 200 basis points from their pre-Asian crisis lows. At some point, we believe that the higher property yields in Asia will prove to be attractive to international real estate investors

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Asian Real Estate Portfolio (cont'd)

in search of higher returns, even after adjusting for Asia's higher risk premium.

Household confidence holds the key to the condition of the residential sector in 2003. The state of affairs in the more developed private housing markets in Hong Kong and Singapore remains discouraging so far. While there is excess liquidity backed by robust household savings and historical low interest rates, unemployment concerns remain as industrial hollowing out dominates. Government policies have been relaxed in 2002 to favor the home purchaser. Essentially, an external recovery is needed to reverse the trend of household retrenchment and over-savings. Due to their city-state nature, Hong Kong and Singapore are the two economies in Asia that are most sensitive to any change in external trade. A sustainable external recovery could trigger the release of massive amounts of household savings into residential investment.

We remain cautiously optimistic on Asian real estate securities. While we believe that real estate securities are at, if not close to cyclical lows, we are less clear on the timing of when these securities will begin to trade up on a more sustainable fashion. We need to put away the uncertainties of war and allow Asian governments' policy initiatives to work toward sustainable economic stability.

During the first quarter, the defensive characteristics and security of dividends from Australia's listed property trusts are likely to appeal to investors as the world awaits a solution to the geo-political conflicts. While demand for property trusts will also be encouraged by a rising trend of higher portfolio allocation to real estate, it is important to highlight the risk of price retrenchments for the listed property trusts given current valuations. Elsewhere in Asia, real estate securities are massively oversold relative to the slower rate of deterioration in direct market fundamentals since the Asian financial crisis. Outside of Australia and New Zealand, we expect that the positive change to price to net asset value will be the single most powerful driver of returns in 2003. We believe that we have seen the worst of earnings downgrades and provisions last year. Earnings momentum should turn more positive during the second half of the year as stronger revenue stream and benefits of lower financing cost become more evident. Asia dividend yields are at historical highs. We expect dividends to be a larger contributor to Asia's total returns in 2003 and expect companies with strong cash flow and limited reinvestment opportunities to pay higher dividends or buy back shares trading at significant discounts to the NAV.

January 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Asian Real Estate Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.8%)
AUSTRALIA (19.8%)
Centro Properties Group                                   24,431          $   51
General Property Trust                                    35,210              59
Investa Property Group                                    23,696              29
Lend Lease Corp., Ltd.                                     2,237              12
Mirvac Group                                              20,222              47
Stockland                                                 23,055              62
Westfield Holdings Ltd.                                   10,350              78
Westfield Trust                                           52,791             103
Westfield Trust (New)                                   (a)1,875               3
--------------------------------------------------------------------------------
                                                                             444
================================================================================
HONG KONG (43.3%)
Cheung Kong Holdings Ltd.                                 13,000              85
Hang Lung Properties Ltd.                                 51,000              49
Henderson Land Development Co., Ltd.                      53,000             159
Hong Kong Land Holdings Ltd.                              47,000              65
Kerry Properties Ltd.                                     40,049              28
New World Development Co., Ltd.                           57,541              29
Sino Land Co., Ltd.                                      118,866              38
Sun Hung Kai Properties Ltd.                              66,000             391
Wharf Holdings Ltd.                                       68,000             128
--------------------------------------------------------------------------------
                                                                             972
================================================================================
JAPAN (25.5%)
Daibiru Corp.                                              3,000              10
Japan Real Estate Investment Corp. REIT                        9              46
Japan Retail Fund Investment Corp. REIT                     (a)3              14
Mitsubishi Estate Co., Ltd.                               35,000             266
Mitsui Fudosan Co., Ltd.                                  22,000             143
Office Building Fund of Japan, Inc. REIT                      10              52
Sumitomo Realty & Development Co., Ltd.                   10,000              41
--------------------------------------------------------------------------------
                                                                             572
================================================================================
MALAYSIA (1.0%)
IOI Properties Bhd                                         5,000               7
SP Setia Bhd                                              22,500              15
--------------------------------------------------------------------------------
                                                                              22
================================================================================
PHILIPPINES (2.0%)
Ayala Land, Inc.                                         272,500              23
SM Prime Holdings, Inc.                                  258,000              23
--------------------------------------------------------------------------------
                                                                              46
================================================================================
SINGAPORE (6.2%)
Allgreen Properties Ltd.                                  21,000              12
Ascendas Real Estate Investment Trust REIT             (a)33,000              16
Ascott Group Ltd. (The)                                   20,000               4
CapitaLand Ltd.                                           76,500              49
CapitaMall Trust REIT                                  (a)16,000               9
City Developments Ltd.                                     7,000              17
Keppel Land Ltd.                                          16,000               9
United Overseas Land Ltd.                                 24,000              22
--------------------------------------------------------------------------------
                                                                             138
================================================================================
  TOTAL COMMON STOCKS (COST $2,455)                                        2,194
================================================================================
  TOTAL FOREIGN SECURITIES (97.8%) (COST $2,455)                           2,194
================================================================================

                                                            FACE
                                                          AMOUNT          VALUE
                                                           (000)          (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.5%)
REPURCHASE AGREEMENT (0.5%)
J.P. Morgan Securities, Inc., 1.05%,
  dated 12/31/02, due 1/2/03 (COST $11)                $   (f)11        $    11
--------------------------------------------------------------------------------
FOREIGN CURRENCY (1.3%)
Australian Dollar                               AUD            8               5
Hong Kong Dollar                                HKD          166              21
Japanese Yen                                    JPY          340               3
--------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $29)                                           29
================================================================================
TOTAL INVESTMENTS (99.6%) (COST $2,495)                                    2,234
================================================================================

                                                           VALUE
                                                           (000)
-------------------------------------------------------------------------------
OTHER ASSETS (1.1%)
  Receivable Due from Investment Adviser               $      18
  Dividends Receivable                                         6              24
--------------------------------------------------------------------------------
LIABILITIES (-0.7%)
  Custodian Fees Payable                                      (5)
  Administrative Fees Payable                                 (2)
  Directors' Fees and Expenses Payable                        (1)
  Other Liabilities                                           (8)            (16)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                        $ 2,242
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                          $ 4,867
Undistributed (Distributions in Excess of)
  Net Investment Income                                                      (38)
Accumulated Net Realized Gain (Loss)                                      (2,327)
Unrealized Appreciation (Depreciation) on
Investments
  and Foreign Currency Translations                                         (260)
--------------------------------------------------------------------------------
NET ASSETS                                                               $ 2,242
================================================================================
CLASS A:
NET ASSETS                                                               $ 1,843
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 327,389 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                               $  5.63
================================================================================
CLASS B:
NET ASSETS                                                               $   399
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 70,442 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                               $  5.67
================================================================================

(a) -- Non-income producing security
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
REIT -- Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Asian Real Estate Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)


                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2002

                                                                         PERCENT
                                                           VALUE          OF NET
INDUSTRY                                                   (000)          ASSETS
--------------------------------------------------------------------------------
Diversified Financials                                   $   128            5.7%
Hotels, Restaurants & Leisure                                 22            1.0
Real Estate                                                2,044           91.1
--------------------------------------------------------------------------------
                                                         $ 2,194           97.8%
================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Emerging Markets Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

SOUTH KOREA        21.8%
TAIWAN             13.9%
SOUTH AFRICA       13.1%
MEXICO              7.8%
RUSSIA              6.3%
OTHER              37.1%

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT

          EMERGING MARKETS             MSCI EMERGING
         PORTFOLIO-CLASS A        MARKETS FREE INDEX
1992*               500000                    500000
1993                936225                    843140
1994                846113                    841420
1995                738107                    737631
1996                828112                    795859
1997                819624                    681136
1998                611316                    537587
1999               1233538                    894598
2000                759551                    620762
2001                726017                    604498
2002                675565                    581120

 * Commenced operations on September 25, 1992

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS FREE INDEX(1)

                                                         TOTAL RETURNS(2)
                                       -----------------------------------------
                                                          AVERAGE ANNUAL
                                                   -----------------------------
                                          ONE        FIVE      TEN       SINCE
                                         YEAR       YEARS    YEARS   INCEPTION
--------------------------------------------------------------------------------
Portfolio - Class A(3)                 (6.24)%      (3.50)%   3.13%       3.27%
Portfolio - Class B(4)                 (6.24)       (4.79)     N/A       (2.77)
Index - Class A                        (6.17)       (4.66)    1.27        2.00
Index - Class B                        (6.17)       (4.66)     N/A       (4.34)

(1) The MSCI Emerging Markets Free Index is a market capitalization weighted index comprised of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on September 25, 1992
(4)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Emerging Markets Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

For the year ended December 31, 2002, the Portfolio had a total return of -6.24% for the Class A shares and -6.24% for the Class B shares compared with -6.17% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (the "Index").

MARKET REVIEW

Overall, country allocation contributed positively to the Portfolio's performance while the impact of stock selection was mixed. Country allocations in Israel (primarily driven by stock selection as the country index was down 31.3%), coupled with underweights in Argentina (-50.7%) and our overweights in Indonesia (+41.9%) and South Korea (+8.3%) were strong contributors to relative performance. Our overweight position in Turkey (-35.8%) hurt performance. The Portfolio's holdings in Israel, India and China were

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Emerging Markets Portfolio (cont'd)

positive contributors to relative performance while stock selection in Russia was weak.

In 2002, overall, emerging market performance was hampered by weak global economic growth, domestic concerns in select emerging markets, the continued sell off of U.S. equities and increased geo-political risk. Nevertheless, in 2002 the asset class outperformed both the U.S. and developed international markets. The Index fell 6.2% versus a 15.9% decline in MSCI EAFE and a 22.1% decline in the S&P 500.

Emerging markets started the year in positive territory as equities in this asset class were supported by early year expectations of a U.S. led economic recovery and positive economic data from select emerging markets countries. However, after outperforming for much of the year and rebounding over 40.0% from September 2001 lows, performance in this asset class turned negative during the second and third quarters. The sharp sell-off in Latin America (down 40.5% during the two quarters ended September 30, 2002) and profit taking within cyclical markets such as South Korea and Taiwan were the primary reasons for declines. Risk aversion increased on a global basis during the second quarter, dominated by negative sentiment toward Brazil (due to poor political outlook) and greater uncertainty over the global backdrop. Increased reports of corporate accounting fraud and concerns over the strength of the U.S. economic recovery coupled with geo-political risks in the Asian sub-continent and the Middle East served to undermine investor confidence for much of the year. Nevertheless, amid a more favorable tone in U.S. equities, particularly in the months of October and November, global emerging markets rebounded given reduced political concerns in Brazil and better than expected corporate earnings and export data from select emerging markets. Global emerging markets ended the period in review with a strong 10.0% fourth quarter return.

MARKET OUTLOOK

Our long-term outlook for emerging markets remains positive. We believe the emerging markets are well positioned to continue to outperform global markets given valuations, corporate fundamentals, relative growth and leveraged exposure to the pick-up in global sentiment and economic activity. Near-term, however, global equities are likely to remain volatile given concerns over high oil prices due to the crises in Iraq and Venezuela, and economic uncertainties in the U.S., Japan and Germany. Nevertheless, our expectations are for oil prices to fall to more normal levels once the crisis in Iraq passes and for global economies to recover in the second half of this year. Emerging markets are likely to be supported by reduced fears of a U.S. double dip recession as the economy begins to show the benefits of U.S. monetary easing that has lowered rates to 1.25%, a 41 year low. Signs of fundamental improvements in Turkey, Central Europe and Russia, along with patches of decent domestic strength in Asia, continue to support overall sentiment in emerging markets. On a bottom-up basis, we continue to focus on earnings visibility as a driver of medium-term returns.

January 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Emerging Markets Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.8%)
(UNLESS OTHERWISE NOTED)
BRAZIL (4.8%)
AmBev ADR                                             (c)371,910        $  5,787
Aracruz Celulose S.A.                                 (c)20,400              379
Banco Bradesco S.A. ADR                               (c)92,500            1,378
Banco Itau S.A. ADR                                   (c)131,816           3,137
Banco Nacional S.A. (Preferred)                (a)(d)295,998,880             @--
Celular Participacoes CRT (Preferred)                  3,614,165             313
CEMIG ADR (Preferred)                                 (c)162,431           1,191
CVRD ADR                                               (c)31,710             917
CVRD ADR (Preferred)                                  (c)279,554           7,688
Empresa Brasileira de Aeronautica ADR                 (c)161,719           2,571
Lojas Arapua (Preferred)                       (a)(d)119,019,000             @--
Lojas Arapua GDR (Preferred)                    (a)(d)(e)120,830             @--
Petrobras ADR                                         (c)184,375           2,755
Petrobras ADR (Preferred)                             (c)362,198           4,853
Votorantim Celulose e Papel S.A. ADR                   (c)77,500           1,274
--------------------------------------------------------------------------------
                                                                          32,243
================================================================================
CHINA/HONG KONG (5.6%)
Byd Co., Ltd.                                         (a)635,000           1,279
China Mobile Ltd.                                   (a)5,065,000          12,048
China Shipping Development Co., Ltd.                   2,053,000             429
China Southern Airlines Co., Ltd.                  (c)13,862,000           3,733
CNOOC Ltd.                                          (c)6,017,000           7,831
Cosco Pacific Ltd.                                     2,160,000           1,773
Huaneng Power International, Inc., Class H          (c)4,920,000           3,943
Sinopec Shangai Petrochemical Co., Ltd.             (a)9,377,000           1,419
Texwinca Holdings Ltd.                                 2,340,000           1,740
TPV Technology Ltd.                                    7,896,000           2,435
Yanzhou Coal Mining Co., Ltd.                          2,984,000           1,186
--------------------------------------------------------------------------------
                                                                          37,816
================================================================================
CZECH REPUBLIC (0.3%)
Komercni Banka A.S.                                       15,800           1,092
Komercni Banka A.S. GDR                                   31,300             717
--------------------------------------------------------------------------------
                                                                           1,809
================================================================================
HUNGARY (2.3%)
Matav Rt                                                 273,221             991
Matav Rt. ADR                                         (c)110,192           1,961
MOL Magyar Olaj-es Gazipari Rt                           165,217           3,857
MOL Magyar Olaj-es Gazipari Rt. GDR
  (Registered)                                            50,878           1,191
OTP Bank Rt                                              419,137           4,123
OTP Bank Rt. GDR                                         171,871           3,377
--------------------------------------------------------------------------------
                                                                          15,500
================================================================================
INDIA (5.9%)
Bharat Heavy Electricals                                 429,465           1,546
Colgate-Palmolive (India) Ltd.                           259,590             730
Container Corp. of India Ltd.                            395,919           1,895
Gujarat Ambuja Cements Ltd.                              351,939           1,199
Hero Honda Motors Ltd.                                   457,995           2,592
Hindalco Industries Ltd.                                 133,980           1,638
Hindustan Lever Ltd.                                     564,260           2,139
Hindustan Petroleum Corp.                                234,155           1,406
Housing Development Finance Corp., Ltd.                  202,430           1,513
India-Info.com Private Co., Ltd.                      (i)393,611             @--
Infosys Technologies Ltd.                                 45,630           4,540
Mahanagar Telephone Nigam Ltd.                           556,650           1,101
Morgan Stanley Growth Fund                      (a)(g)17,902,900           3,528
Oil and Natural Gas Corp. Ltd.                           186,500           1,361
Ranbaxy Laboratories Ltd.                                173,604           2,148
Reliance Industries Ltd.                                 257,700           1,600
State Bank of India                                   (d)818,002           4,950
Steel Authority of India Ltd.                       (a)4,073,082             871
Tata Engineering & Locomotive Co., Ltd.               (a)320,000           1,077
Tata Iron & Steel Co., Ltd.                              604,000           1,908
Wipro Ltd.                                             (c)22,700             772
Wipro Ltd. ADR                                            25,000             837
--------------------------------------------------------------------------------
                                                                          39,351
================================================================================
INDONESIA (3.3%)
Astra International Tbk PT                         (a)20,144,000           7,090
Bank Central Asia Tbk PT                              10,723,000           2,995
Hanjaya Mandala Sampoerna Tbk PT                       7,833,500           3,239
Ramayana Lestari Sentosa Tbk PT                        6,533,500           1,843
Telekomunikasi Indonesia Tbk PT                       15,617,000           6,718
--------------------------------------------------------------------------------
                                                                          21,885
================================================================================
ISRAEL (2.7%)
Check Point Software Technologies Ltd.                (a)248,564           3,224
ECI Telecommunications Ltd.                           (a)685,012           1,390
Teva Pharmaceutical Industries Ltd.                       90,320           3,372
Teva Pharmaceutical Industries Ltd. ADR               (c)267,358          10,323
--------------------------------------------------------------------------------
                                                                          18,309
================================================================================
MALAYSIA (4.0%)
AMMB Holdings Bhd                                      1,711,000           1,711
Celcom Malaysia Bhd                                 (a)6,651,000           4,271
Commerce Asset Holdings Bhd                            1,969,000           1,679
Gamuda Bhd                                             3,012,000           4,360
Magnum Corp. Bhd                                       4,612,000           2,779
Malayan Banking Bhd                                    2,862,500           5,574
Malaysian Pacific Industries Bhd                         423,000           1,547
Public Bank Bhd                                        2,154,375           1,287
Resorts World Bhd                                        861,000           2,119
SP Setia Bhd                                           2,630,999           1,696
--------------------------------------------------------------------------------
                                                                          27,023
================================================================================
MEXICO (7.8%)
America Movil S.A. de C.V. ADR                        (c)733,453          10,532
Femsa                                                 (c)798,901           2,908
Femsa ADR                                              (c)28,505           1,038
Grupo Aeroportuario de Sureste S.A. de
  C.V.                                                   533,900             592
Grupo Aeroportuario del Sureste S.A.
  de C.V. ADR                                         (c)102,200           1,201
Grupo Financiero BBVA Bancomer S.A.
  ADR                                               (a)(c)30,500             461
Grupo Financiero BBVA Bancomer S.A,
  Class B                                        (a)(c)8,566,153           6,534
Grupo Modelo S.A., Class C                          (c)1,306,000           3,212
Telmex, Class L ADR                                   (c)537,948          17,204
Walmart de Mexico ADR                                  (c)77,822           1,770
Walmart de Mexico, Class C                             1,961,542           3,815


    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Emerging Markets Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
MEXICO (CONT'D)
Walmart de Mexico, Class V                          (c)1,340,944       $   3,078
--------------------------------------------------------------------------------
                                                                          52,345
================================================================================
PHILIPPINES (0.2%)
Ayala Land, Inc.                                      11,171,500             952
--------------------------------------------------------------------------------
POLAND (2.2%)
Bank Pekao S.A.                                       (a)293,050           7,233
Bank Pekao S.A. GDR                                    (a)29,723             728
Eastbridge NV                                          (i)33,400           1,336
Polski Koncern Naftowy Orlen S.A                         376,116           1,739
Polski Koncern Naftowy Orlen S.A. GDR                     97,300             895
Telekomunikacja Polska S.A                            (a)579,306           1,929
Telekomunikacja Polska S.A. GDR                       (a)344,845           1,155
--------------------------------------------------------------------------------
                                                                          15,015
================================================================================
RUSSIA (6.3%)
Alliance Cellulose Ltd.                               (d)592,359             @--
Gazprom ADR                                               85,340           1,007
Lukoil Holding ADR                                    (c)168,134          10,330
MMC Norilsk Nickel ADR                                (a)116,300           2,351
Mobile Telesystems ADR                             (a)(c)126,000           4,680
Mustcom Ltd.                                       (d)66,270,018          10,259
Surgutneftegaz                                        (c)121,190           2,824
Surgutneftegaz ADR                                    (c)233,411           3,708
Vimpel Communications ADR                              (a)65,100           2,084
YUKOS ADR                                              (c)35,246           4,967
--------------------------------------------------------------------------------
                                                                          42,210
================================================================================
SOUTH AFRICA (13.1%)
Anglo American plc                                     1,121,977          16,560
Anglo American plc (London Shares)                       680,152          10,105
Anglo American Platinum Corp., Ltd.                      145,275           5,356
AngloGold Ltd.                                            19,200             651
AngloGold Ltd. ADR                                     (c)47,373           1,623
Bidvest Group Ltd.                                       509,530           2,675
FirstRand Ltd.                                         6,139,890           5,273
Gold Fields Ltd.                                         557,980           7,806
Gold Fields Ltd. ADR                                      29,100             406
Impala Platinum Holdings Ltd.                             43,948           2,795
Liberty Group Ltd.                                       151,770             968
MTN Group Ltd.                                        (a)806,650           1,153
Nedcor Ltd.                                              101,900           1,321
Old Mutual plc                                         4,310,680           6,110
Old Mutual plc (London Shares)                         1,210,600           1,702
Sanlam Ltd.                                            2,567,460           2,277
Sappi Ltd.                                               253,610           3,388
Sappi Ltd. ADR                                         (c)29,430             389
Sasol Ltd.                                               716,110           8,773
Standard Bank Group Ltd.                               2,460,780           8,657
--------------------------------------------------------------------------------
                                                                          87,988
================================================================================
SOUTH KOREA (21.8%)
CJ Home Shopping                                       (a)84,204           3,003
Daishin Securities Co., Ltd.                             252,350           3,043
Humax Co., Ltd.                                       (a)155,990           1,914
Hyundai Marine & Fire Insurance Co., Ltd.                 78,200           1,668
Hyundai Mobis                                         (a)280,570       $   5,157
Hyundai Motor Co., Ltd.                               (a)101,300           2,370
Hyundai Motor Co., Ltd. (Preferred)                   (a)181,200           2,124
Kookmin Bank                                           (a)39,518           1,399
LG Chemical Ltd.                                      (a)130,760           4,476
LG Electronics, Inc.                                  (a)185,933           6,474
LG Household & Health Care Ltd.                           69,780           2,212
LG Investment & Securities Co., Ltd.                     290,820           3,261
Pantech Co., Ltd.                                     (a)176,340           2,126
POSCO                                                    128,363          12,771
Samsung Electronics Co., Ltd.                            190,933          50,548
Samsung Electronics Co., Ltd. (Preferred)                 64,970           8,217
Samsung Securities Co., Ltd.                          (a)210,790           5,092
Seoul Securities Co., Ltd.                               487,710           1,744
Shinhan Financial Group Co., Ltd.                     (a)582,750           6,093
Shinsegae Co., Ltd.                                    (a)17,100           2,155
SK Telecom Co., Ltd.                                      91,180          17,605
Tong Yang Confectionery Group                          (a)50,130           2,451
--------------------------------------------------------------------------------
                                                                         145,903
================================================================================
TAIWAN (13.9%)
Accton Technology Corp.                             (a)4,801,050           4,919
ASE Test Ltd.                                         (a)193,700             775
Asustek Computer, Inc.                                 1,472,786           2,593
Cathay Financial Holding Co., Ltd.                     2,062,000           2,196
Chinatrust Financial Holding Co., Ltd.             (a)12,155,407           9,928
CTCI Corp.                                             1,744,000             931
EVA Airways Corp.                                   (a)9,323,662           3,942
Formosa Chemical & Fibre Corp.                         1,686,456           1,791
Formosa Plastics Corp.                                 3,004,000           3,953
Hon Hai Precision Industry Co., Ltd.                   2,227,300           7,714
Largan Precision Co., Ltd.                               377,800           2,115
Lite-On Technology Corp.                               1,145,000           1,292
Novatek Microelectronics Corp., Ltd.                   1,011,800           1,913
Phoenixtec Power Co., Ltd.                             2,671,000           2,027
Polaris Securities Co., Ltd.                        (a)4,893,000           1,709
Premier Image Technology Corp.                         2,467,000           3,809
Quanta Computer, Inc.                                  3,220,101           5,297
Quanta Storage, Inc.                                  (a)212,000           1,425
Siliconware Precision Industries Co.                (a)5,594,380           2,729
SinoPac Holdings Co.                               (a)12,402,625           5,208
Taishin Financial Holdings Co., Ltd.               (a)11,198,000           5,752
Taiwan Semiconductor Manufacturing Co.             (a)15,250,750          18,750
United Micro Electronics Corp., Ltd.                (a)3,815,387           2,323
--------------------------------------------------------------------------------
                                                                          93,091
================================================================================
THAILAND (2.7%)
Advanced Info Sevice PCL (Foreign)                     1,908,900           1,582
Bangkok Bank PCL (Foreign)                    (a)(c)(d)4,097,800           5,700
BEC World PCL (Foreign)                               (d)271,600           1,285
Land & House PCL (Foreign)                            (c)892,200           1,665
Siam Cement PCL (The)                              (a)(c)185,500           5,041
Thai Farmers Bank PCL (Foreign)               (a)(c)(d)3,631,300           2,526
--------------------------------------------------------------------------------
                                                                          17,799
================================================================================
TURKEY (2.6%)
Akbank T. AS                                      (a)838,578,884           2,779
Akcansa Cimento AS                                   155,606,000             909

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Emerging Markets Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
TURKEY (CONT'D)
Arcelik AS                                        (a)183,077,000        $  1,434
Enka Insaat ve Sanayi AS                           (a)47,210,100           1,166
Hurriyet Gazetecilik ve Matbaacilik AS            (a)778,297,910           2,040
Koc Holding AS                                    (a)296,791,000           3,084
Turkcell Iletisim Hizmetleri AS                   (a)587,812,000           3,435
Turkiye Garanti Bankasi AS                      (a)1,363,014,001           1,765
Turkiye Is Bankasi, Class C                       (a)377,538,000             989
--------------------------------------------------------------------------------
                                                                          17,601
================================================================================
VENEZUELA (0.3%)
CANTV ADR                                                170,265           2,145
--------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $786,053)                                    668,985
================================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES (0.0%)
INDIA (0.0%)
DCM Shriram Industries Ltd.                     $      (b)(d)675             @--
Saurashtra Cement & Chemicals Ltd.                     (b)(d)827             @--
--------------------------------------------------------------------------------
  TOTAL FIXED INCOME SECURITIES (COST $3,337)                                @--
================================================================================
  TOTAL FOREIGN SECURITIES (99.8%)
    (COST $789,390)                                                      668,985
================================================================================
SHORT-TERM INVESTMENTS (11.2%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (5.4%)
Banco Bilbao Viz Argentaria, NY,
  1.36%, 4/24/03                                           6,810           6,810
Bank of Nova Scotia, NY, 2.51%, 2/4/03                     4,871           4,871
Bayrische Hypo-Und Vereinsbank,
  1.39%, 3/24/03                                           2,432           2,432
Credit Industrial et Commercial (CIC)/NY,
  1.39%, 1/13/03                                             973             973
Credit Industrial et Commercial (CIC)/NY,
  1.39%, 1/15/03                                           2,432           2,432
Credit Lyonnais, 1.39%, 1/27/03                            3,892           3,892
General Electric Co., 1.37%, 7/17/03                       3,405           3,405
Lehman Brothers, Inc., 1.35%, 1/2/03                       8,755           8,755
Lloyds Bank London plc, 2.36%, 2/24/03                     2,432           2,432
--------------------------------------------------------------------------------
                                                                          36,002
================================================================================

                                                          SHARES
--------------------------------------------------------------------------------
INVESTMENT COMPANIES HELD AS COLLATERAL ON
  LOANED SECURITIES (5.7%)
AIM S.T. Investment Co.                                3,113,865           3,114
CITI Institutional Liquid Reserve Fund                 3,405,789           3,406
Dreyfus Cash Management Plus Fund                      3,308,481           3,308
Evergreen Institutional Money Market Fund              3,113,865           3,114
Federated Prime Value Fund                             3,113,865           3,114
Harris Insight Money Market Fund                       3,405,789           3,406
Merrill Lynch Premier Institutional Fund               3,113,865           3,114
Merrimac Cash Series Fund                              3,405,789           3,406
Nations Cash Reserve Fund                              3,405,789           3,406
One Group Institutional Prime Money
  Market Fund                                          3,113,865           3,114
Reserve Primary Money Market Fund                      3,405,789           3,406
TempCash Money Market Fund                             2,432,707           2,433
--------------------------------------------------------------------------------
                                                                          38,341
================================================================================

                                                            FACE
                                                          AMOUNT           VALUE
                                                           (000)           (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.1%)
J.P. Morgan Securities, Inc., 1.05%,
  dated 12/31/02, due 1/2/03                        $     (f)501      $      501
--------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $74,844)                             74,844
================================================================================
FOREIGN CURRENCY (0.2%)
Brazilian Real                                  BRL          314              89
Euro                                            EUR          131             137
Hungarian Forint                                HUF          917               4
Polish Zloty                                    PLN          102              27
South Korean Won                                KRW        1,111               1
Taiwan Dollar                                   TWD       46,527           1,343
Turkish Lira                                    TRL    3,303,356               2
--------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $1,586)                                     1,603
================================================================================
TOTAL INVESTMENTS (111.2%) (COST $865,820)                               745,432
================================================================================

                                                           VALUE
                                                           (000)
-----------------------------------------------------------------------------------
OTHER ASSETS (1.4%)
  Receivable for Portfolio Shares Sold               $     3,803
  Receivable for Investments Sold                          3,735
  Dividends Receivable                                       934
  Foreign Withholding Tax Reclaim
   Receivable                                                344
  Interest Receivable                                        287
  Other                                                       58           9,161
-----------------------------------------------------------------------------------
LIABILITIES (-12.6%)
  Collateral on Securities Loaned                        (74,343)
  Payable for Investments Purchased                       (3,998)
  Payable for Portfolio Shares Redeemed                   (2,727)
  Investment Advisory Fees Payable                        (2,235)
  Custodian Fees Payable                                    (225)
  Directors' Fees and Expenses Payable                      (128)
  Administrative Fees Payable                               (107)
  Bank Overdraft Payable                                     (82)
  Deferred Country Taxes                                     (27)
  Distribution Fees, Class B                                 (10)
  Net Unrealized Loss on Foreign Currency
    Exchange Contracts                                        (2)
  Other Liabilities                                         (298)        (84,182)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                     $  670,411
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                       $1,189,458
Undistributed Net Investment Income
  (Accumulated Net Investment Loss)                                       (2,432)
Accumulated Net Realized Gain (Loss)                                    (396,194)
Unrealized Appreciation (Depreciation) on
  Investments and Foreign Currency
  Translations                                                          (120,421)
--------------------------------------------------------------------------------
NET ASSETS                                                            $  670,411
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Emerging Markets Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                                           (000)
--------------------------------------------------------------------------------
CLASS A:

NET ASSETS                                                         $     657,203
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 64,853,306 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                         $       10.13
================================================================================
CLASS B:

NET ASSETS                                                         $      13,208
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 1,312,607 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                         $       10.06
================================================================================

(a) -- Non-income producing security
(b) -- Issuer is in default.
(c) -- All or a portion of security on loan at December 31, 2002 -- See note A-8 to financial statements.
(d) -- Securities were valued at fair -- See Note A-1 to financial value statements. At December 31, 2002, the Portfolio held $24,720,000 of fair valued securities, representing 3.7% of net assets.
(e) -- 144A security - certain conditions for public sale may exist.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(g) -- The Fund is advised by an affiliate.
(i) -- Restricted security valued at fair value and not registered under the Securities Act of 1933. Eastbridge NV and India-Info.com were acquired 7/93 and 3/00, respectively, at a cost of $2,245,000 and $1,734,000, respectively. At December 31, 2002, these securities had an aggregate market value of $1,336,000, representing 0.2% of net assets.
@ -- Value is less than $500.
ADR -- American Depositary Receipts
GDR -- Global Depositary Receipts
PCL -- Public Company Limited

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

   The Portfolio had the following foreign currency exchange contract(s) open at period end:

 CURRENCY                                         IN                         NET
    TO                                         EXCHANGE                   UNREALIZED
 DELIVER       VALUE      SETTLEMENT              FOR           VALUE     GAIN/(LOSS)
  (000)        (000)         DATE                (000)          (000)        (000)
---------------------------------------------------------------------------------------
GBP   135     $  217        1/2/03          US$        216     $  216        $(1)
US$   101        101        1/2/03          HKD        790        101        @--
US$   336        336        1/3/03          HKD      2,618        336        @--
US$   269        269        1/2/03          IDR  2,392,480        267         (2)
US$    82         82        1/3/03          ZAR        704         82        @--
US$   118        118        1/7/03          ZAR      1,016        119          1
              ------                                           ------        ----
              $1,123                                           $1,121        $(2)
              ======                                           ======        ====
---------------------------------------------------------------------------------------

GBP - British Pound
HKD - Hong Kong Dollar
IDR - Indonesian Rupiah
ZAR - South African Rand

                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2002

                                                                         PERCENT
                                                           VALUE          OF NET
INDUSTRY                                                   (000)          ASSETS
----------------------------------------------------------------------------------
Airlines                                               $   7,675            1.1%
Automobiles                                               15,253            2.3
Banks                                                     87,520           13.1
Beverages                                                 12,945            1.9
Chemicals                                                 13,239            2.0
Computers & Peripherals                                   11,751            1.8
Construction Materials                                     7,149            1.1
Diversified Financials                                    39,819            5.9
Diversified Telecommunication Services                    47,735            7.1
Electronic Equipment & Instruments                        10,284            1.5
Household Durables                                        11,487            1.7
Insurance                                                 14,920            2.2
Metals & Mining                                           74,633           11.1
Multiline Retail                                          13,998            2.1
Oil & Gas                                                 56,136            8.4
Pharmaceuticals                                           15,843            2.4
Semiconductor Equipment & Products                        86,802           12.9
Wireless Telecommunication Services                       55,558            8.3
Other                                                     86,238           12.9
----------------------------------------------------------------------------------
                                                       $ 668,985           99.8%
==================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

European Real Estate Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

UNITED KINGDOM          43.1%
FRANCE                  22.7%
SPAIN                    9.4%
NETHERLANDS              9.1%
ITALY                    4.7%
OTHER                   11.0%

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT

        EUROPEAN REAL ESTATE     EUROPEAN REAL ESTATE     GPR GENERAL REAL ESTATE
                     CLASS A                  CLASS B     SECURITIES INDEX-EUROPE
*                     500000                   100000                      500000
1997                  476400                    95240                      500650
1998                  499029                    99621                      498647
1999                  487252                    97021                      515601
2000                  559901                   111138                      562263
2001                  515949                   102158                      533306
2002                  642460                   126788                      652446

 * Commenced operations on October 1, 1997

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different fees assessed to that class. The GPR General Real Estate Securities Index - Europe value at December 31, 2002 assumes a minimum investment of $500,000; if a minimum initial investment of $100,000 (the minimum investment for Class B shares) is assumed, the value at December 31, 2002 would be $130,489.

PERFORMANCE COMPARED TO THE GPR GENERAL REAL ESTATE SECURITIES INDEX - EUROPE(1)


                                            TOTAL RETURNS(2)
                              -----------------------------------------
                                                    AVERAGE ANNUAL
                                            ---------------------------
                                   ONE           FIVE           SINCE
                                  YEAR          YEARS       INCEPTION
-----------------------------------------------------------------------
Portfolio - Class A(3)          24.52%          6.16%           4.89%
Portfolio - Class B(3)          24.11           5.89            4.62
Index                           22.34           5.44            5.18

(1) The GPR General Real Estate Securities Index - Europe is a market capitalization weighted index of listed property/real estate securities in Europe measuring total return.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on October 1, 1997

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The European Real Estate Portfolio seeks to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the European real estate industry. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The Portfolio's concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified and the value of its shares may be substantially affected by economic events in the real estate industry.

For the year ended December 31, 2002, the Portfolio had a total return of 24.52% for the Class A shares and 24.11% for the Class B shares compared to 22.34% for the GPR General Real Estate Securities Index - Europe (the "Index").

MARKET REVIEW

During 2002, the Portfolio strongly outperformed the Index. This compares to a U.S. dollar return of -18.9% for the broader European equity markets, measured by MSCI Europe Index, marking the third successive year of relative outperformance versus the broader equity markets. The best performing listed property markets for the year were Ireland, Spain and Finland, returning 189.1%, 60.3% and 43.0% in U.S. dollars, respectively. The worst performing markets, during the period, were Germany, Switzerland and Italy with U.S. dollar returns of 3.6%, 9.3% and 9.7%, respectively.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

European Real Estate Portfolio (cont'd)

The relative performance of the Portfolio was positively impacted by country overweights in Spain, France and Ireland, and an underweight position in Switzerland. A country overweight in Italy and an underweight in Sweden had a negative impact on performance. Stock selection in France, Netherlands and Spain added to returns, but stock selection in the U.K. and Germany negatively affected performance.

The European economy failed to recover during 2002, and it also looks unlikely that the economy will improve materially during 2003. As a result, demand for office space has been weak across the major European office markets during 2002, causing vacancy rates to rise during the year, with a European average at the end of the third quarter of 5.8%, up from 4.1% at the beginning of the year. Weak demand and rising vacancies also caused prime rental levels in the European office markets to fall, with prime office rents across Europe down 6.3% in the first nine months of the year. Given current economic forecasts we do not expect a dramatic improvement in demand during 2003, and we, therefore, look for further increases in vacancy rates accompanied by further falls in rents.

However, low interest rates combined with the high investment demand for property across Europe continue to support capital values, despite weaker occupational markets. In addition, the European retail markets continue to show positive growth, both in rental values, as well as, capital values.

MARKET OUTLOOK

In the public markets, discounts to net asset value have narrowed during the year, following the positive performance. The sector, however, is currently still offering an attractive valuation, with companies trading at an average discount of 25%, which remains greater than the long-term average. Corporate activity could again prove to be a catalyst for absolute performance as the arbitrage opportunity between the public and private markets still exist, but we do expect fewer deals than in previous years.

January 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.
European Real Estate Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.9%)
BELGIUM (1.0%)
Cofinimmo                                                  1,900       $     199
--------------------------------------------------------------------------------
FINLAND (0.5%)
Sponda Oyj                                                19,340             111
--------------------------------------------------------------------------------
FRANCE (22.7%)
Bail Investissement                                        1,900             291
Gecina                                                     9,969           1,057
Klepierre                                                  3,628             492
Silic                                                      1,117             201
Societe Fonciere Lyonnaise                                28,847             891
Sophia                                                     8,449             273
Unibail                                                   19,226           1,369
--------------------------------------------------------------------------------
                                                                           4,574
================================================================================
GERMANY (1.7%)
IVG Immobilien AG                                         38,796             339
--------------------------------------------------------------------------------
ITALY (4.7%)
Aedes S.p.A.                                             114,620             396
Beni Stabili S.p.A.                                    1,080,500             486
Pirelli & C. Real Estate S.p.A.                         (a)3,500              66
--------------------------------------------------------------------------------
                                                                             948
================================================================================
NETHERLANDS (9.1%)
Corio N.V.                                                15,508             404
Eurocommercial Properties N.V.                             7,702             162
Rodamco Europe N.V.                                       23,000             972
Wereldhave N.V.                                            5,300             297
--------------------------------------------------------------------------------
                                                                           1,835
================================================================================
NORWAY (1.3%)
Steen & Strom ASA                                      (a)20,500             266
--------------------------------------------------------------------------------
SPAIN (9.4%)
Inmobiliaria Colonial S.A.                                44,159             685
Inmobiliaria Urbis S.A.                                   82,500             494
Metrovacesa S.A.                                          15,024             319
Vallehermoso                                              37,461             389
--------------------------------------------------------------------------------
                                                                           1,887
================================================================================
SWEDEN (0.6%)
JM AB                                                      3,360              63
Pandox AB                                                  6,660              56
--------------------------------------------------------------------------------
                                                                             119
================================================================================
SWITZERLAND (2.8%)
Jelmoli Holding AG (Bearer)                                  195             128
PSP Swiss Property AG                                      3,970             429
--------------------------------------------------------------------------------
                                                                             557
================================================================================
United Kingdom (43.1%)
Benchmark Group plc                                      113,300             345
British Land Co. plc                                     167,510           1,219
Canary Wharf Group plc                                (a)229,561             871
Chelsfield plc                                           125,653             609
CLS Holdings plc                                       (a)70,792             249
Derwent Valley Holdings plc                               53,500             470
Freeport plc                                              72,300             326
Hammerson plc                                             61,980             472
Land Securities Group plc                                129,246           1,634
Liberty International plc                                 56,677       $     515
London Merchant Securities plc                            82,200             155
Minerva plc                                              226,200             658
Pillar Property plc                                       27,200             184
Slough Estates plc                                       135,240             738
Unite Group plc                                           99,500             256
--------------------------------------------------------------------------------
                                                                           8,701
================================================================================
  TOTAL COMMON STOCKS (COST $18,648)                                      19,536
================================================================================
  TOTAL FOREIGN SECURITIES (96.9%) (COST $18,648)                         19,536
================================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.6%)
REPURCHASE AGREEMENT (2.6%)
J.P. Morgan Securities, Inc., 1.05%,
  dated 12/31/02, due 1/2/03 (COST $532)              $   (f)532             532
--------------------------------------------------------------------------------
FOREIGN CURRENCY (0.1%)
British Pound (COST $14)                        GBP            9              14
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%) (COST $19,194)                                  20,082
================================================================================

                                                           VALUE
                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS (0.7%)
  Cash                                                $        1
  Foreign Withholding Tax Reclaim Receivable                 110
  Dividends Receivable                                        24             135
--------------------------------------------------------------------------------
LIABILITIES (-0.3%)
  Investment Advisory Fees Payable                           (15)
  Custodian Fees Payable                                     (11)
  Payable for Investments Purchased                           (6)
  Administrative Fees Payable                                 (5)
  Directors' Fees and Expenses Payable                        (2)
  Distribution Fees, Class B                                  (1)
  Other Liabilities                                           (9)            (49)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                      $  20,168
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                        $  25,889
Undistributed (Distributions in Excess of)
  Net Investment Income                                                     (163)
Accumulated Net Realized Gain (Loss)                                      (6,456)
Unrealized Appreciation (Depreciation) on
Investments and Foreign Currency Translations                                898
--------------------------------------------------------------------------------
NET ASSETS                                                             $  20,168
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         European Real Estate Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                                           (000)
--------------------------------------------------------------------------------
CLASS A:
NET ASSETS                                                             $  19,215
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 1,758,310 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $   10.93
================================================================================
CLASS B:
NET ASSETS                                                             $     953
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 86,908 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $   10.96
================================================================================

(a) -- Non-income producing security
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2002

                                                                         PERCENT
                                                                VALUE     OF NET
INDUSTRY                                                        (000)     ASSETS
---------------------------------------------------------------------------------
Apartments                                                   $  1,870        9.3%
Diversified                                                    11,229       55.7
Office & Industrial                                             3,511       17.4
Office Buildings                                                2,206       11.0
Shopping Centers                                                  592        2.9
Other                                                             128        0.6
---------------------------------------------------------------------------------
                                                             $ 19,536       96.9%
=================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

European Value Equity Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

UNITED KINGDOM          38.5%
SWITZERLAND             16.0%
FRANCE                  14.9%
NETHERLANDS              6.0%
ITALY                    4.8%
OTHER                   19.8%

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT

        EUROPEAN VALUE EQUITY PORTFOLIO-CLASS A       MSCI EUROPE INDEX
*                                        500000                  500000
   1993                                  645500                  606800
   1994                                  715750                  620650
   1995                                  800566                  754835
   1996                                  979012                  914030
   1997                                 1154059                 1131569
   1998                                 1247423                 1454406
   1999                                 1367176                 1685511
   2000                                 1468073                 1544097
   2001                                 1270324                 1236822
   2002                                 1152946                 1009494

 * Commenced operations on April 2, 1993

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX(1)

                                            TOTAL RETURNS(2)
                            -----------------------------------------
                                                    AVERAGE ANNUAL
                                            -------------------------
                                  ONE            FIVE          SINCE
                                 YEAR           YEARS      INCEPTION
---------------------------------------------------------------------
Portfolio - Class A(3)          (9.24)%         (0.02)%         8.95%
Portfolio - Class B(4)          (9.48)          (0.28)          4.95
Index - Class A                (18.38)          (2.26)          7.38
Index - Class B                (18.38)          (2.26)          4.15

(1) The MSCI Europe Index is an unmanaged market value weighted index of common stocks listed on the stock exchanges of countries in Europe.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on April 2, 1993
(4)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The European Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of European issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2002, the Portfolio had a total return of -9.24% for the Class A shares and -9.48% for the Class B shares compared to -18.38% for the Morgan Stanley Capital International (MSCI) Europe Index (the "Index").

MARKET REVIEW

The Portfolio outperformed the Index during 2002 in a difficult environment for equities in Europe. The secular bear market that we have witnessed since 2000 continued as the unwinding of the financial markets bubble of the late 1990's carried on. Bad news came on all fronts with high geo-political uncertainty in the Middle East, prospects of war in the Gulf, severe downturn in corporate profitability, a squeeze on capital expenditure and serious questioning of the integrity of financial reporting with major corporations being suspected of misstating profits. As investors realized that the expected economic upturn planned for the second half of 2002 would not take place, they became increasingly pessimistic and reduced their exposure to equities. European markets were particularly exposed to these bearish trends given the slow

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

European Value Equity Portfolio (cont'd)

response of the European Central Bank to lower interest rates and a perceived lack of flexibility in adapting cost structures and capital allocation to the new slow growth environment. After a dreadful third quarter, however, the combination of the U.S. Federal Reserve monetary boost and positive corporate profit news paved the way for a recovery led by lagging sectors such as information technology and telecommunication services.

Not surprisingly, our cautious stance and our emphasis on cash flow generation, balance sheet strength and valuation allowed us to position the Portfolio well for those market conditions. Strong stock selection drove outperformance with positions in consumer staples, information technology, financials and utilities contributing most. The Portfolio's underweight in information technology and the longstanding overweight in consumer staples continued to be the main contributors. Stock selection in healthcare was the main negative contributor.

MARKET OUTLOOK

This past year was an extremely poor year for equities in Europe. Not only did markets fall for a third year in a row but some indices, like the DAX in Germany, fell by more than 30%. As value investors, we always relate stock prices to their fundamental intrinsic value so we can dissociate market sentiment and investor confidence from our investment process. The macroeconomic and geo-political outlook for 2003 remains challenging and there are plenty of reasons to worry. To name but a few, a record level of household debt in the United Kingdom (U.K.), rising tax burden in Germany and the U.K., a noticeable credit crunch underway in the U.S., extremely low corporate and consumer confidence in Germany, and the threat of conflict in the Middle East and in Iraq. This challenging environment is likely to keep stock market volatility high and fear will grip the market from time to time. However, for patient long-term investors, we believe some opportunities will arise to build positions in undervalued securities that will provide potential capital appreciation. These periods of uncertainty are often attractive times to build exposure to equities. The valuation excesses of the second part of the 90's have now been largely corrected and stocks in Europe trade at a large discount to their U.S. counterparts.

January 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.
European Value Equity Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (94.8%)
BELGIUM (2.5%)
Fortis                                                    25,972        $    455
Solvay S.A.                                                4,555             314
--------------------------------------------------------------------------------
                                                                             769
================================================================================
DENMARK (1.0%)
Danisco A/S                                                4,042             137
Danske Bank A/S                                            9,062             150
--------------------------------------------------------------------------------
                                                                             287
================================================================================
FINLAND (2.3%)
Nokia Oyj                                                  4,046              64
Sampo Oyj, Class A                                        43,377             330
Stora Enso Oyj                                            29,546             312
--------------------------------------------------------------------------------
                                                                             706
================================================================================
FRANCE (14.9%)
Alcatel S.A.                                           (c)13,849              61
Aventis S.A.                                              13,264             721
BNP Paribas S.A.                                          13,975             570
Cie de Saint-Gobain                                       15,155             445
Groupe Danone                                              3,549             478
Neopost S.A.                                            (a)4,140             133
Schneider Electric S.A.                                   10,223             484
Societe Generale, Class A                                  6,514             380
TotalFinaElf S.A.                                          7,642           1,092
Unibail                                                    2,170             154
--------------------------------------------------------------------------------
                                                                           4,518
================================================================================
GERMANY (3.8%)
Deutsche Bank AG (Registered)                              3,006             139
Deutsche Telekom AG (Registered)                          28,767             369
Muenchener Rueckversicherungs AG (Registered)              1,564             187
Siemens AG (Registered)                                    7,101             302
Volkswagen AG                                              3,842             139
--------------------------------------------------------------------------------
                                                                           1,136
================================================================================
ITALY (3.5%)
ENI S.p.A.                                                 7,722             123
Parmalat Finanziaria S.p.A.                            (c)56,649             135
Snam Rete Gas S.p.A.                                     118,314             404
Telecom Italia Mobile S.p.A.                           (c)56,607             258
UniCredito Italiano S.p.A.                                37,020             148
--------------------------------------------------------------------------------
                                                                           1,068
================================================================================
NETHERLANDS (6.0%)
Akzo Nobel N.V.                                           13,972             443
Heineken N.V.                                              8,053             315
ING Groep N.V. CVA                                         8,273             140
Koninklijke (Royal) KPN N.V.                           (a)11,818              77
Koninklijke (Royal) Philips Electronics N.V.              14,951             262
Royal Dutch Petroleum Co.                                  6,642             293
Unilever N.V. CVA                                          4,528             278
--------------------------------------------------------------------------------
                                                                           1,808
================================================================================
NORWAY (2.3%)
Gjensidige NOR ASA                                      (c)4,645             152
Statoil ASA                                               45,612             385
Telenor ASA                                               43,794        $    168
--------------------------------------------------------------------------------
                                                                             705
================================================================================
PORTUGAL (0.5%)
Brisa-Auto Estradas de Portugal S.A.                      28,818             160
--------------------------------------------------------------------------------
SPAIN (2.0%)
Amadeus Global Travel Distribution S.A.                   49,146             203
Banco Popular Espanol                                   (c)2,103              86
Telefonica S.A.                                        (a)36,597             328
--------------------------------------------------------------------------------
                                                                             617
================================================================================
SWEDEN (1.5%)
Nordea AB                                                 72,536             321
Swedish Match AB                                          18,539             146
--------------------------------------------------------------------------------
                                                                             467
================================================================================
SWITZERLAND (16.0%)
Converium Holding AG                                    (a)7,194             349
Credit Suisse Group                                    (a)13,770             299
Holcim Ltd., Class B                                       2,544             462
Nestle S.A. (Registered)                                   5,240           1,111
Novartis AG (Registered)                                  16,287             595
Roche Holding AG                                           7,982             557
Schindler Holding AG (Registered)                          1,516             285
Syngenta AG                                                7,456             432
UBS AG (Registered)                                    (a)12,478             607
Zurich Financial Services AG                               1,819             170
--------------------------------------------------------------------------------
                                                                           4,867
================================================================================
UNITED KINGDOM (38.5%)
Allied Domecq plc                                         72,629             464
AstraZeneca plc                                           22,612             808
Aviva plc                                                 52,212             373
BAE Systems plc                                          122,673             245
Barclays plc                                              50,370             312
BOC Group plc                                             20,034             287
BP plc                                                    69,039             475
British American Tobacco plc                              44,751             447
Cadbury Schweppes plc                                     29,487             184
Diageo plc                                                19,350             210
GlaxoSmithKline plc                                       65,805           1,263
GUS plc                                                   17,483             162
Hays plc                                                 233,690             349
HSBC Holdings plc                                         37,158             411
Invensys plc                                             607,950             517
Lloyds TSB Group plc                                      24,767             178
National Grid Transco plc                                 22,279             164
Reed Elsevier plc                                         70,011             600
Rentokil Initial plc                                     137,570             487
Rolls-Royce plc                                          172,150             297
Sainsbury (J) plc                                         50,910             229
Shell Transport & Trading Co., plc                       182,874           1,205
Smiths Group plc                                          26,872             301
Vodafone Group plc                                       653,580           1,192
William Hill plc                                          56,807             208
WPP Group plc                                             41,512             317
--------------------------------------------------------------------------------
                                                                          11,685
================================================================================
  TOTAL COMMON STOCKS (COST $31,109)                                      28,793
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         European Value Equity Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
PREFERRED STOCK (1.3%)
ITALY (1.3%)
Telecom Italia S.p.A. (RNC) (COST $408)                (c)78,790        $    398
--------------------------------------------------------------------------------
  TOTAL FOREIGN SECURITIES (96.1%) (COST $31,517)                         29,191
================================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (6.5%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON
  LOANED SECURITIES (1.6%)
Banco Bilbao Viz Argentaria, NY, 1.36%, 4/24/03        $      89              89
Bank of Nova Scotia, NY, 2.51%, 2/4/03                        64              64
Bayrische Hypo-Und Vereinsbank, 1.39%, 3/24/03                32              32
Credit Industrial et Commercial (CIC)/NY,
  1.39%, 1/13/03                                              13              13
Credit Industrial et Commercial (CIC)/NY,
  1.39%, 1/15/03                                              32              32
Credit Lyonnais, 1.39%, 1/27/03                               51              51
General Electric Co., 1.37%, 7/17/03                          45              45
Lehman Brothers, Inc., 1.35%, 1/2/03                         114             114
Lloyds Bank London plc, 2.36%, 2/24/03                        32              32
--------------------------------------------------------------------------------
                                                                             472
================================================================================

                                                         SHARES
-------------------------------------------------------------------------------
INVESTMENT COMPANIES HELD AS COLLATERAL ON
  LOANED SECURITIES (1.6%)
AIM S.T. Investment Co.                                   40,712              41
CITI Institutional Liquid Reserve Fund                    44,529              44
Dreyfus Cash Management Plus Fund                         43,257              43
Evergreen Institutional Money Market                      40,712              41
Fund
Federated Prime Value Fund                                40,712              41
Harris Insight Money Market Fund                          44,529              44
Merrill Lynch Premier Institutional Fund                  40,712              41
Merrimac Cash Series Fund                                 44,529              44
Nations Cash Reserve Fund                                 44,529              44
One Group Institutional Prime Money Market Fund           40,712              41
Reserve Primary Money Market Fund                         44,529              44
TempCash Money Market Fund                                31,806              32
--------------------------------------------------------------------------------
                                                                             500
================================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.3%)
J.P. Morgan Securities, Inc., 1.05%,
  dated 12/31/02, due 1/2/03                        $     (f)995             995
--------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $1,967)                               1,967
================================================================================
FOREIGN CURRENCY (0.2%)
British Pound                                   GBP           14              23
Euro                                            EUR           22              23
Swedish Krona                                   SEK           30               3
--------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $49)                                           49
================================================================================

                                                           VALUE           VALUE
                                                           (000)           (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.8%) (COST $33,533)                               $ 31,207
--------------------------------------------------------------------------------
OTHER ASSETS (1.1%)
  Foreign Withholding Tax Reclaim Receivable        $        279
  Dividends Receivable                                        50
  Interest Receivable                                          1             330
--------------------------------------------------------------------------------
LIABILITIES (-3.9%)
  Collateral on Securities Loaned                           (972)
  Payable for Portfolio Shares Redeemed                     (128)
  Custodian Fees Payable                                     (20)
  Directors' Fees and Expenses Payable                       (18)
  Investment Advisory Fees Payable                           (15)
  Administrative Fees Payable                                 (6)
  Distribution Fees, Class B                                  (1)
  Other Liabilities                                          (10)         (1,170)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                       $ 30,367
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                         $ 36,626
Undistributed Net Investment Income
  (Accumulated Net Investment Loss)                                           29
Accumulated Net Realized Gain (Loss)                                      (4,012)
Unrealized Appreciation (Depreciation) on
  Investments and Foreign Currency
  Translations                                                            (2,276)
--------------------------------------------------------------------------------
NET ASSETS                                                              $ 30,367
================================================================================
CLASS A:
NET ASSETS                                                              $ 29,425
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 2,887,997 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                              $  10.19
================================================================================
CLASS B:
NET ASSETS                                                              $    942
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 92,251 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                              $  10.21
================================================================================

(a) -- Non-income producing security
(c) -- All or a portion of security on loan at December 31, 2002 -- See note A-8 to financial statements.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@ -- Value is less than $500.
CVA -- Certificaten Van Aandelen
RNC -- Non-Convertible Savings Shares

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
European Value Equity Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

     The Portfolio had the following foreign currency exchange contract(s) open at period end:

 CURRENCY                               IN                    NET
   TO                                EXCHANGE             UNREALIZED
 DELIVER     VALUE   SETTLEMENT         FOR       VALUE   GAIN/(LOSS)
  (000)      (000)      DATE           (000)      (000)      (000)
------------------------------------------------------------------------
EUR    22     $23      1/3/03       US$     23     $23         $@--
GBP    14      23      1/3/03       US$     23      23          @--
              ---                                  ---         ------
              $46                                  $46         $@--
              ===                                  ===         ======
------------------------------------------------------------------------


                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2002

                                                                         PERCENT
                                                           VALUE          OF NET
INDUSTRY                                                   (000)          ASSETS
--------------------------------------------------------------------------------
Aerospace & Defense                                     $    542            1.8%
Banks                                                      3,752           12.3
Beverages                                                    989            3.3
Building Products                                            445            1.5
Chemicals                                                  1,476            4.9
Commercial Services & Supplies                             1,039            3.4
Construction Materials                                       462            1.5
Diversified Financials                                       595            2.0
Diversified Telecommunication Services                     1,339            4.4
Electrical Equipment                                         484            1.6
Food Products                                              2,324            7.7
Gas Utilities                                                404            1.3
Industrial Conglomerates                                     603            2.0
Insurance                                                  1,409            4.6
Machinery                                                    802            2.6
Media                                                        917            3.0
Oil & Gas                                                  3,572           11.8
Paper & Forest Products                                      312            1.0
Pharmaceuticals                                            3,945           13.0
Tobacco                                                      594            1.9
Wireless Telecommunication Services                        1,451            4.8
Other                                                      1,735            5.7
--------------------------------------------------------------------------------
                                                        $ 29,191           96.1%
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Global Franchise Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

UNITED KINGDOM          39.1%
UNITED STATES           23.3%
SWITZERLAND              7.1%
FRANCE                   5.8%
SWEEDEN                  4.9%
OTHER                   19.8%

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT

        GLOBAL FRANCHISE PORTFOLIO-CLASS A     GLOBAL FRANCHISE PORTFOLIO-CLASS B      MSCI WORLD INDEX
*                                   500000                                 100000                500000
2001                                524000                                 104600                503100
2002                                566444                                 112780                403033

 * Commenced operations on November 28, 2001

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different fees assessed to that class. The MSCI World Index value at December 31, 2002 assumes a minimum investment of $500,000; if a minimum initial investment of $100,000 (the minimum for Class B shares) is assumed, the value at December 31, 2002 would be $80,607.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(1)

                                   TOTAL RETURNS(2)
                           ---------------------------
                                              AVERAGE
                                               ANNUAL
                                 ONE            SINCE
                                YEAR        INCEPTION
------------------------------------------------------
Portfolio - Class A(3)          8.10%           12.12%
Portfolio - Class B(3)          7.82            11.66
Index                         (19.89)          (17.12)

(1) The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on November 28, 2001

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Global Franchise Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world, that it believes have, among other things, resilient business franchises and growth potential. This Portfolio's concentration of its assets in a smaller number of companies may subject it to greater investment risk than a portfolio with a larger number of companies. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2002, the Portfolio had a total return of 8.10% for the Class A shares and 7.82% for the Class B shares compared to -19.89% for the Morgan Stanley Capital International (MSCI) World Index (the "Index").

MARKET REVIEW

The autumn equity rebound fizzled out in December leaving the Index with its third consecutive negative year, dragged down by big declines in technology, telecoms and financials. During the year, the Portfolio benefited from strong stock selection across consumer staples, consumer discretionary and industrials. The Portfolio's overweight to consumer staples (69% versus 9% in the Index) and zero weight to the Index's heavyweights in technology and telecoms, was significantly positive to relative performance. The Portfolio's concentration in attractively valued, high quality and stable cash flow

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Global Franchise Portfolio (cont'd)

businesses produced a positive return for the year compared to the Index's negative return.

In the third quarter, we reduced the weighting of strong performing consumer staples holdings and invested the proceeds into existing consumer staples holdings and media companies with high free cash flow yields. During the year, we also initiated positions in several health care companies. We have added to this sector since it has a high return on capital employed and generates a healthy cash flow. In addition, the value emerged in the sector as it was sold off in July. Portfolio activity aims to improve either the quality or the value, or both, of the Portfolio. The Portfolio seeks companies that possess four quality characteristics: high return on operating capital employed, dominant intangible assets (brands, copyright, etc.), recurring revenue and the potential for growth through reinvestment of free cash. We also demand a reasonable valuation, which we define as free cash flow yield equal to or greater than interest rates. The quality and value hurdle we set, by necessity, leads to a concentrated number of stocks. Not surprisingly, in the current environment of economic uncertainty, accounting irregularities and corporate impropriety the market has revalued upwards a number of our companies.

MARKET OUTLOOK

Hopes of economic recovery and improved stock market performance in 2003 resonate from Wall Street. However, a cautious investor might only anticipate modestly positive growth in the coming years given that economic imbalances remain and risks are rising. The Portfolio's strategy of investing exclusively in companies with resilient business franchises, substantial free cash, capable management and growth potential has served investors well by generating positive absolute returns to date during one of the nastiest bear markets on record. With economic conditions still broadly grim, we believe that the quality and value combination in the Portfolio could continue to generate positive absolute returns over time.

January 2003

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Global Franchise Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.4%)
CANADA (2.9%)
Torstar Corp., Class B                                    88,742      $    1,439
--------------------------------------------------------------------------------
FINLAND (4.5%)
Kone Oyj, Class B                                         75,076           2,255
--------------------------------------------------------------------------------
FRANCE (5.8%)
Groupe Danone                                             17,503           2,356
Pernod-Ricard S.A.                                         5,838             566
--------------------------------------------------------------------------------
                                                                           2,922
================================================================================
ITALY (4.7%)
Davide Campari-Milano S.p.A.                              75,632           2,364
--------------------------------------------------------------------------------
NETHERLANDS (1.8%)
Reed Elsevier N.V.                                        75,124             919
--------------------------------------------------------------------------------
SPAIN (4.3%)
Zardoya Otis S.A.                                        162,038           2,135
--------------------------------------------------------------------------------
SWEDEN (4.9%)
Swedish Match AB                                         310,032           2,446
--------------------------------------------------------------------------------
SWITZERLAND (7.1%)
Compagnie Financiere Richemont AG, Class A                53,596           1,001
Nestle S.A. (Registered)                                  12,051           2,556
--------------------------------------------------------------------------------
                                                                           3,557
================================================================================
UNITED KINGDOM (39.1%)
Allied Domecq plc                                        325,918           2,084
British American Tobacco plc                             365,143           3,649
Cadbury Schweppes plc                                    474,024           2,955
Capital Radio plc                                        110,888             909
Diageo plc                                               219,031           2,381
GlaxoSmithKline plc                                       86,197           1,655
Imperial Tobacco Group plc                                64,846           1,102
Reckitt Benckiser plc                                     79,848           1,550
SMG plc                                                  920,539           1,379
Ulster Television plc                                     62,119             302
WPP Group plc                                            210,213           1,606
--------------------------------------------------------------------------------
                                                                          19,572
================================================================================
UNITED STATES (23.3%)
Bristol-Myers Squibb Co.                                  46,841           1,084
Brown-Forman Corp., Class B                               33,164           2,167
Fortune Brands, Inc.                                      19,601             912
Kimberly-Clark Corp.                                      40,611           1,928
Merck & Co., Inc.                                         21,900           1,240
New York Times Co., Class A                               44,732           2,046
Philip Morris Cos., Inc.                                  56,723           2,299
--------------------------------------------------------------------------------
                                                                          11,676
================================================================================
  TOTAL COMMON STOCKS (COST $46,730)                                      49,285
================================================================================
  TOTAL FOREIGN SECURITIES (98.4%) (COST $46,730)                         49,285
================================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.8%)
REPURCHASE AGREEMENT (1.8%)
J.P. Morgan Securities, Inc., 1.05%,
  dated 12/31/02, due 1/2/03 (COST $907)              $   (f)907             907
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT           VALUE
                                                           (000)           (000)
--------------------------------------------------------------------------------
FOREIGN CURRENCY (0.1%)
Canadian Dollar                                 CAD           10        $      7
Euro                                            EUR           17              18
--------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $24)                                           25
================================================================================
TOTAL INVESTMENTS (100.3%) (COST $47,661)                                 50,217
================================================================================

                                                           VALUE
                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS (0.3%)
  Cash                                                $        1
  Dividends Receivable                                       109
  Foreign Withholding Tax Reclaim Receivable                  22
  Other                                                        1             133
--------------------------------------------------------------------------------
LIABILITIES (-0.6%)
  Net Unrealized Loss on Foreign Currency
    Exchange Contracts                                      (208)
  Investment Advisory Fees Payable                           (44)
  Administrative Fees Payable                                 (9)
  Custodian Fees Payable                                      (6)
  Distribution Fees, Class B                                  (1)
  Directors' Fees and Expenses Payable                        (1)
  Other Liabilities                                          (10)           (279)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                       $ 50,071
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                         $ 48,227
Accumulated Net Realized Gain (Loss)                                        (508)
Unrealized Appreciation (Depreciation) on
  Investments and Foreign Currency Translations                            2,352
--------------------------------------------------------------------------------
NET ASSETS                                                              $ 50,071
================================================================================
CLASS A:
NET ASSETS                                                              $ 48,644
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 4,310,242 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                              $  11.29
================================================================================
CLASS B:
NET ASSETS                                                              $  1,427
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 126,963 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                              $  11.24
================================================================================

(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Global Franchise Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)


FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

     The Portfolio had the following foreign currency exchange contract(s) open at period end:

   CURRENCY                                IN                       NET
      TO                                EXCHANGE                UNREALIZED
    DELIVER        VALUE   SETTLEMENT      FOR         VALUE    GAIN/(LOSS)
     (000)         (000)       DATE       (000)        (000)       (000)
------------------------------------------------------------------------------
GBP       5,300   $ 8,514    2/7/03    US$   8,241     $8,241      $(273)
US$       1,501     1,501    2/7/03    GBP     975      1,566         65
                  -------                              ------      -----
                  $10,015                              $9,807      $(208)
                  =======                              ======      =====

GBP - British Pound

                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2002

                                            PERCENT
                                   VALUE     OF NET
INDUSTRY                           (000)     ASSETS
---------------------------------------------------
Beverages                        $ 9,563      19.1%
Food Products                      7,866      15.7
Household Durables                   912       1.8
Household Products                 3,477       6.9
Machinery                          4,390       8.8
Media                              8,601      17.2
Pharmaceuticals                    3,979       7.9
Textiles & Apparel                 1,001       2.0
Tobacco                            9,496      19.0
---------------------------------------------------
                                 $49,285      98.4%
===================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Global Value Equity Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

UNITED STATES           42.0%
UNITED KINGDOM          17.5%
JAPAN                    9.1%
FRANCE                   9.0%
SWITZERLAND              7.5%
OTHER                   14.9%

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT

         GLOBAL VALUE EQUITY PORTFOLIO-CLASS A    MSCI WORLD NET INDEX
1992*                                   500000                  500000
1993                                    721020                  612500
1994                                    771160                  643615
1995                                    915089                  776972
1996                                   1124040                  881708
1997                                   1391045                 1020665
1998                                   1594193                 1269095
1999                                   1658184                 1585607
2000                                   1853087                 1376594
2001                                   1698262                 1145051
2002                                   1403299                  917289

 * Commenced operations on July 15, 1992

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(1)

                                               TOTAL RETURNS(2)
                           -----------------------------------------------------
                                                      AVERAGE ANNUAL
                                             -----------------------------------
                                   ONE          FIVE         TEN          SINCE
                                  YEAR         YEARS       YEARS      INCEPTION
--------------------------------------------------------------------------------
Portfolio - Class A(3)          (17.34)%        0.18%      10.87%         10.10%
Portfolio - Class B(4)          (17.63)        (0.11)        N/A           5.94
Index - Class A                 (19.89)        (2.11)       6.26           5.84
Index - Class B                 (19.89)        (2.11)        N/A           2.34

(1) The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure over 20 developed market countries in North America, Europe, and the Asia/Pacific region.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on July 15, 1992
(4)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Global Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2002, the Portfolio had a total return of -17.34% for the Class A shares and -17.63% for the Class B shares compared to -19.89% for the Morgan Stanley Capital International (MSCI) World Index (the "Index").

MARKET REVIEW

The year 2002 may be remembered for its contrast to the equity returns of years 2000 and 2001 as much as anything else. Markets lost nearly 20% of their value (in U.S. dollar terms) over the course of the year. Those sectors of the markets which had previously been most bloated, both in terms of valuations and excess capital expenditure, were those which suffered the most. Fortunately, early October was a nadir during the period and markets, led by the U.S., have posted a modest recovery since.

We have been fortunate to have managed maintaining a margin of outperformance versus the Index since the beginning of the year. The Portfolio's performance through the year was driven largely by its underweight position and stock selection in information technology and by its

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Global Value Equity Portfolio (cont'd)

overweight position in consumer staples. Our long held view that the information technology sector was overvalued served the Portfolio well over the year and the largest companies in this sector continued to suffer the effects of the correction of excessive valuations previously ascribed to them. Our stock selection in the telecommunication sector, favoring the regional U.S. operators, and our underweighting and stock selection in the utilities sector also made notable contributions.

The positioning of the Portfolio has changed only modestly over the period. Recognizing value in a number of the more economically sensitive sectors, we have gradually increased our holdings in the insurance, materials, and technology sectors, while reducing our holdings in the utilities and energy sectors. We have also selectively trimmed positions in consumer staples as companies in this sector have reached their fair value targets. The Portfolio remains underweight in technology and overweight in consumer staples and materials.

MARKET OUTLOOK

In our view, the global geo-political situation is likely to remain precarious for some time as the world's major powers accelerate preparations for military conflict in the Middle East. Investors are likely to remain nervous and hopes of a consumer led recovery are presently in doubt. However, there are reasons for optimism, not the least of these being the economic stimulus being applied in both the U.S. and the major European economies.

In this environment, we remain intently focused on our key quality criteria when picking stocks for the Portfolio. As we seek opportunities to invest in stocks which are trading at more attractive discounts to their fair values, we anticipate continuing the measured and steady rotation of our sector allocation away from the more defensive sectors.

January 2003

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Global Value Equity Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.4%)
DENMARK (0.8%)
Danisco A/S                                               13,970       $     475
--------------------------------------------------------------------------------
FINLAND (0.6%)
Sampo Oyj, Class A                                        46,300             352
--------------------------------------------------------------------------------
FRANCE (9.0%)
Aventis S.A.                                              27,490           1,495
BNP Paribas S.A.                                          16,100             657
Cie de Saint-Gobain                                       19,754             580
Credit Agricole S.A.                                      19,090             288
Groupe Danone                                              5,200             700
Lafarge S.A.                                               8,869             669
Pernod-Ricard S.A.                                         5,180             502
TotalFinaElf S.A.                                          4,390             627
--------------------------------------------------------------------------------
                                                                           5,518
================================================================================
GERMANY (1.2%)
BASF AG                                                   13,854             522
Muenchener Rueckversicherungs AG (Registered)              2,014             241
--------------------------------------------------------------------------------
                                                                             763
================================================================================
HONG KONG (0.0%)
Hong Kong Electric Holdings Ltd.                             180               1
--------------------------------------------------------------------------------
ITALY (1.4%)
ENI S.p.A.                                                55,630             885
--------------------------------------------------------------------------------
JAPAN (9.1%)
Canon, Inc.                                               29,000           1,091
Daiwa Securities Group, Inc.                              72,000             319
Fuji Photo Film Co., Ltd.                                 24,000             782
Fuji Television Network, Inc.                                 43             173
Fujitsu Ltd.                                             123,000             351
Hitachi Ltd.                                              56,000             214
Mitsubishi Electric Corp.                             (a)110,000             254
Mitsubishi Estate Co., Ltd.                               50,000             381
Mitsui Sumitomo Insurance Co., Ltd.                       88,000             405
Nippon Telegraph & Telephone Corp.                           189             686
Sankyo Co., Ltd.                                          52,000             652
Sumitomo Electric Industries Ltd.                         40,000             259
--------------------------------------------------------------------------------
                                                                           5,567
================================================================================
NETHERLANDS (4.9%)
Akzo Nobel N.V.                                           17,570             558
Heineken N.V.                                             16,500             644
ING Groep N.V. CVA                                        40,392             685
Koninklijke (Royal) Philips Electronics N.V.              29,990             526
Royal Dutch Petroleum Co. (NY Shares)                     12,800             563
--------------------------------------------------------------------------------
                                                                           2,976
================================================================================
NORWAY (0.8%)
Statoil ASA                                               57,800             488
--------------------------------------------------------------------------------
SINGAPORE (0.6%)
United Overseas Bank Ltd.                                 57,000             388
--------------------------------------------------------------------------------
SOUTH KOREA (0.7%)
Samsung Electronics Co., Ltd. GDR (Registered)             3,300             440
--------------------------------------------------------------------------------
SPAIN (0.6%)
Telefonica S.A.                                           39,712             356
--------------------------------------------------------------------------------
SWEDEN (1.2%)
Nordea AB                                                163,100             722
--------------------------------------------------------------------------------
SWITZERLAND (7.5%)
Cie de Saint-Gobain                                       23,880       $     446
Converium Holding AG                                   (a)17,996             873
Credit Suisse Group                                    (a)14,645             318
Holcim Ltd., Class B                                       2,156             392
Nestle S.A. (Registered)                                   6,800           1,442
Syngenta AG                                                8,916             517
UBS AG (Registered)                                     (a)7,185             349
Zurich Financial Services AG                               2,491             232
--------------------------------------------------------------------------------
                                                                           4,569
================================================================================
UNITED KINGDOM (17.5%)
Allied Domecq plc                                        189,210           1,210
Aviva plc                                                 51,054             364
BAA plc                                                   41,100             334
BAE Systems plc                                          357,925             715
Cadbury Schweppes plc                                    186,013           1,159
Diageo plc                                                53,916             586
GlaxoSmithKline plc                                       53,316           1,024
Hays plc                                                 150,340             225
Imperial Tobacco Group plc                                39,694             674
Lloyds TSB Group plc                                     102,645             737
Prudential plc                                            38,762             274
Reed Elsevier plc                                        118,050           1,011
Rolls-Royce plc                                          150,700             260
Sainsbury (J) plc                                         93,718             421
Vodafone Group plc                                       509,300             929
WPP Group plc                                            102,500             783
--------------------------------------------------------------------------------
                                                                          10,706
================================================================================
UNITED STATES (41.5%)
Albertson's, Inc.                                         31,222             695
Alcoa, Inc.                                               42,240             962
AT&T Wireless Services, Inc.                           (a)40,800             231
BJ's Wholesale Club, Inc.                              (a)29,940             548
Boeing Co. (The)                                           6,700             221
Boise Cascade Corp.                                       26,140             659
Bristol-Myers Squibb Co.                                  24,800             574
Cadiz, Inc.                                            (a)67,540              37
ChevronTexaco Corp.                                        4,200             279
Deere & Co.                                               12,920             592
Delphi Corp.                                              27,100             218
Exelon Corp.                                               6,350             335
First Data Corp.                                           8,700             308
Gap, Inc. (The)                                            8,300             129
General Dynamics Corp.                                     5,610             445
Georgia-Pacific Group                                     20,073             324
Hewlett-Packard Co.                                       28,100             488
International Business Machines Corp.                     16,594           1,286
Interpublic Group of Companies, Inc.                      23,500             331
JP Morgan Chase & Co.                                     35,340             848
Kimberly-Clark Corp.                                      17,650             838
Kroger Co.                                             (a)25,200             389
Loews Corp.-Carolina Group                                15,500             314
MBIA, Inc.                                                17,100             750
McDonald's Corp.                                          35,330             568
McGraw-Hill Cos., Inc. (The)                              15,600             943

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Global Value Equity Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
UNITED STATES (CONT'D)
Mellon Financial Corp.                                    28,270       $     738
Merrill Lynch & Co., Inc.                                 18,200             691
Metlife, Inc.                                             23,300             630
Motorola, Inc.                                           104,200             901
NCR Corp.                                              (a)21,300             506
New York Times Co., Class A                                7,670             351
Northrop Grumman Corp.                                     9,035             876
Philip Morris Cos., Inc.                                  32,150           1,303
Principal Financial Group, Inc.                           19,300             582
Prudential Financial, Inc.                                16,000             508
Sabre Holdings Corp.                                    (a)7,600             138
SBC Communications, Inc.                                  27,900             756
Sears, Roebuck & Co.                                      10,430             250
St. Paul Cos., Inc. (The)                                 20,300             691
Travelers Property Casualty Corp. Class A              (a)47,520             696
Tupperware Corp.                                          17,010             257
Verizon Communications, Inc.                              21,531             834
Wells Fargo & Co.                                          4,000             188
Wyeth                                                     31,860           1,192
--------------------------------------------------------------------------------
                                                                          25,400
================================================================================
  TOTAL COMMON STOCKS (COST $70,284)                                      59,606
================================================================================
PREFERRED STOCKS (1.2%)
ITALY (0.7%)
Telecom Italia S.p.A. (RNC)                               89,583             452
--------------------------------------------------------------------------------
UNITED STATES (0.5%)
Ford Motor Co., Capital Trust II                        (a)6,600             270
--------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $811)                                         722
================================================================================
  TOTAL FOREIGN SECURITIES (98.6%) (COST $71,095)                         60,328
================================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.2%)
REPURCHASE AGREEMENT (1.2%)
J.P. Morgan Securities, Inc., 1.05%,
  dated 12/31/02, due 1/2/03 (COST $734)               $  (f)734             734
--------------------------------------------------------------------------------
FOREIGN CURRENCY (0.1%)
Canadian Dollar                                 CAD            2               1
Euro                                            EUR           20              21
Japanese Yen                                    JPY        1,388              12
--------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $34)                                           34
================================================================================

                                                           VALUE           VALUE
                                                           (000)           (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%) (COST $71,863)                                $ 61,096
================================================================================
OTHER ASSETS (0.5%)
  Cash                                                   $     1
  Foreign Withholding Tax Reclaim Receivable                 148
  Dividends Receivable                                       107
  Receivable for Portfolio Shares Sold                        66
  Receivable for Investments Sold                              5
  Other                                                        5             332
--------------------------------------------------------------------------------
LIABILITIES (-0.4%)
  Investment Advisory Fees Payable                          (117)
  Net Unrealized Loss on Foreign Currency
    Exchange Contracts                                       (50)
  Payable for Investments Purchased                          (23)
  Directors' Fees and Expenses Payable                       (16)
  Distribution Fees, Class B                                 (15)
  Payable for Portfolio Shares Redeemed                      (14)
  Administrative Fees Payable                                (11)
  Custodian Fees Payable                                      (7)
  Other Liabilities                                          (12)           (265)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                       $ 61,163
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                         $ 76,151
Undistributed (Distributions in Excess of)
  Net Investment Income                                                      (38)
Accumulated Net Realized Gain (Loss)                                      (4,161)
Unrealized Appreciation (Depreciation) on
Investments
  and Foreign Currency Translations                                      (10,789)
--------------------------------------------------------------------------------
NET ASSETS                                                              $ 61,163
================================================================================
CLASS A:

NET ASSETS                                                              $ 34,297
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 2,753,209 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                              $  12.46
================================================================================
CLASS B:

NET ASSETS                                                              $ 26,866
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 2,175,313 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                              $  12.35
================================================================================

(a) -- Non-income producing security
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@ -- Value is less than $500.
CVA -- Certificaten Van Aandelen
GDR -- Global Depositary Receipts
RNC -- Non-Convertible Savings Shares

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Global Value Equity Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

     The Portfolio had the following foreign currency exchange contract(s) open at period end:

   CURRENCY                                 IN                       NET
      TO                                  EXCHANGE               UNREALIZED
    DELIVER        VALUE   SETTLEMENT       FOR         VALUE    GAIN/(LOSS)
     (000)         (000)      DATE         (000)        (000)       (000)
------------------------------------------------------------------------------
EUR         20    $   21     1/3/03      US$    21      $   21      $@--
JPY    300,000     2,533    3/20/03      US$ 2,483       2,483       (50)
SGD          8         5     1/3/03      US$     5           5       @--
US$          9         9     1/2/03      GBP     5           9       @--
US$         13        13     1/3/03      GBP     8          13       @--
                  ------                                ------      ----
                  $2,581                                $2,531      $(50)
                  ======                                ======      ====

GBP - British Pound
SGD - Singapore Dollar

                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2002

                                                               PERCENT
                                                      VALUE     OF NET
INDUSTRY                                               (000)    ASSETS
-----------------------------------------------------------------------
Aerospace & Defense                                 $  2,517       4.1%
Banks                                                  4,384       7.2
Beverages                                              2,942       4.8
Building Products                                        580       1.0
Chemicals                                              1,597       2.6
Commercial Services & Supplies                           670       1.1
Communications Equipment                                 901       1.5
Computers & Peripherals                                2,125       3.5
Construction Materials                                 1,060       1.7
Diversified Financial                                  3,124       5.1
Diversified Telecommunication Services                 3,085       5.0
Food & Drug Retailing                                  1,505       2.5
Food Products                                          3,814       6.2
Household Durables                                       782       1.3
Household Products                                       838       1.4
Insurance                                              6,017       9.8
Leisure Equipment & Products                             782       1.3
Machinery                                                592       1.0
Media                                                  3,592       5.9
Metals & Mining                                          962       1.6
Multiline Retail                                         798       1.3
Office Electronics                                     1,091       1.8
Oil & Gas                                              2,843       4.7
Paper & Forest Products                                  984       1.6
Pharmaceuticals                                        4,936       8.1
Tobacco                                                2,292       3.7
Wireless Telecommunication Services                    1,159       1.9
Other                                                  4,356       6.9
-----------------------------------------------------------------------
                                                    $ 60,328      98.6%
=======================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

International Equity Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

UNITED KINGDOM          31.5%
JAPAN                   21.1%
NETHERLANDS             10.3%
FRANCE                   8.7%
SWITZERLAND              8.4%
OTHER                   20.0%

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**  INVESTMENT

        INTERNATIONAL EQUITY PORTFOLIO-CLASS A      MSCI EAFE INDEX
1992                                    500000               500000
1993                                    732575               662750
1994                                    823330               714378
1995                                    920071               794460
1996                                   1100773               842525
1997                                   1253891               857522
1998                                   1483353              1028992
1999                                   1734188              1306408
2000                                   1895294              1121238
2001                                   1710617               880800
2002                                   1642090               740437

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)

                                                  TOTAL RETURNS(2)
                           ----------------------------------------------------------
                                                          AVERAGE ANNUAL
                                            -----------------------------------------
                                  ONE           FIVE              TEN          SINCE
                                 YEAR          YEARS            YEARS      INCEPTION
-------------------------------------------------------------------------------------
Portfolio - Class A(3)          (4.02)%         5.54%           12.63%          9.67%
Portfolio - Class B(4)          (4.25)          5.33              N/A           8.29
Index - Class A                (15.94)         (2.89)            4.00           1.28
Index - Class B                (15.94)         (2.89)             N/A          (1.01)

(1) The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Aus-tralasia and the Far East.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on August 4, 1989
(4)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The International Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non- U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2002, the Portfolio had a total return of -4.02% for the Class A shares and -4.25% for the Class B shares compared to -15.94% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index").

MARKET REVIEW

The October/November rally in global equity markets fizzled out in December as investors took an unseasonably sober view of the geo-political and economic risks that lie ahead in 2003 thus closing the year in negative territory for the third successive year. The European markets suffered steep declines in local currency terms, with the falling U.S. dollar giving some benefit to U.S. investors. Despite its well-documented problems and the market falling to a 19 year low, Japan actually fared relatively better than the European markets. All major markets and sectors had negative returns; consumer staples, materials and energy defended best, while information technology and telecommunications had the worst results.

Over the course of the year, despite being interrupted by two attempted rallies in technology and telecommunications, the

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

International Equity Portfolio (cont'd)

Portfolio benefited from its defensive positioning. Our consumer staples and utilities holdings all provided positive absolute returns, and together accounted for over 40% of the relative outperformance. The underweight position and cautious stock selection in financials also paid off in the later stages of the year, as deteriorating asset quality finally began to flow through to increase provisioning. Outright avoidance of most of the disasters in the technology, consumer discretionary, and telecommunications sectors also resulted in strong relative outperformance. The materials sector was the only negative contributor. In all, stock selection accounted for 76% of the relative outperformance over the year with sector allocation accounting for the remainder.

MARKET OUTLOOK

One cannot help but feel that after three punishing years of a bear market, the post-bubble hangover should have cleared, the negative news should be largely behind us and we should be able to see the first buds of recovery. Instead, it feels like a lot more trouble lies ahead. The gloom of Wall Street has not really spilled onto Main Street, the consumer and house price bubbles remain intact, many of the economic imbalances remain, and the laundry list of geo-political risks seems to be growing longer, not shorter. A weak U.S. dollar, particularly if it becomes official policy, does not bode well for economic growth in Europe or Japan as their export sectors have been the only cushion against moribund domestic demand.

Maybe the optimistic strategists will get it right this time and equity markets will end 2003 higher than where they closed in 2002. However, one suspects it will be anything but a smooth progression and there will be one or two more deep valleys to cross before we make it to the other side. In other words, the risks remain heavily skewed towards the downside. We therefore remain comfortable with the defensive bias of the Portfolio, particularly, our overweight in consumer staples and underweight financials.

January 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.
International Equity Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (92.6%)
AUSTRALIA (1.9%)
Alumina Ltd.                                           1,083,000       $   2,978
BHP Billiton plc                                       5,097,380          27,236
Telstra Corp., Ltd.                                   19,815,784          49,037
WMC Resources Ltd.                                  (a)1,083,000           2,565
--------------------------------------------------------------------------------
                                                                          81,816
================================================================================
BELGIUM (0.6%)
Fortis                                                 1,414,282          24,739
--------------------------------------------------------------------------------
DENMARK (0.5%)
Danisco A/S                                              698,158          23,742
--------------------------------------------------------------------------------
FINLAND (1.0%)
Nokia Oyj                                              2,706,856          43,057
--------------------------------------------------------------------------------
FRANCE (8.7%)
Aventis S.A.                                           2,078,534         113,046
BNP Paribas S.A.                                         970,860          39,581
Cie de Saint-Gobain                                   (c)427,639          12,554
Groupe Danone                                         (c)656,369          88,350
Societe Generale, Class A                                799,799          46,606
Total Fina Elf S.A.                                      562,259          80,346
--------------------------------------------------------------------------------
                                                                         380,483
================================================================================
GERMANY (2.6%)
Deutsche Bank AG (Registered)                            183,900           8,476
Deutsche Telekom AG (Registered)                       2,061,595          26,451
E. On AG                                                 649,855          26,201
Muenchener Rueckversicherungs AG
  (Registered)                                           170,087          20,341
RWE AG                                                   542,448          13,954
Volkswagen AG                                         (c)563,895          20,426
--------------------------------------------------------------------------------
                                                                         115,849
================================================================================
HONG KONG (0.3%)
Hong Kong Land Holdings Ltd.                          10,972,306          15,142
--------------------------------------------------------------------------------
ITALY (1.6%)
ENI S.p.A.                                             4,415,235          70,232
--------------------------------------------------------------------------------
JAPAN (21.1%)
Asahi Kasei Corp.                                   (c)3,435,000           8,503
Asatsu-DK, Inc.                                       (c)465,500           8,250
Canon, Inc.                                         (c)1,286,000          48,400
Central Japan Railway Co.                               (c)5,434          33,811
Dai Nippon Printing Co., Ltd.                       (c)4,303,000          47,570
Daiwa Securities Group, Inc.                        (c)5,653,000          25,083
Fuji Photo Film Co., Ltd.                           (c)1,400,000          45,618
Fuji Television Network, Inc.                              8,667          34,881
Fujitsu Ltd.                                       (c)17,106,000          48,825
Japan Tobacco, Inc.                                        6,585          44,022
Lawson, Inc.                                          (c)728,800          17,550
Matsushita Electric Industrial Co., Ltd.            (c)2,243,000          22,096
Millea Holdings, Inc.                                (a)(c)5,798          41,690
Mitsubishi Estate Co., Ltd.                         (c)3,220,000          24,508
Mitsui Sumitomo Insurance Co., Ltd.                    4,397,000          20,213
Nippon Telegraph & Telephone Corp.                        14,021          50,880
Rohm Co., Ltd.                                        (c)219,900          27,976
Sankyo Co., Ltd.                                    (c)3,761,000          47,151
Sekisui House Ltd.                                     4,651,000          32,894
Shionogi & Co., Ltd.                                     867,000          12,249
Sumitomo Electric Industries Ltd.                      7,058,000       $  45,698
Tokyo Electric Power Co., Inc.                        (c)520,700           9,886
Tokyo Gas Co., Ltd.                                (c)11,079,200          34,701
Toppan Printing Co., Ltd.                           (c)3,026,000          22,752
Toyo Seikan Kaisha Ltd.                                2,119,000          25,245
Toyota Motor Corp.                                  (c)1,908,800          51,268
Yamanouchi Pharmaceutical Co., Ltd.                 (c)3,332,800          96,530
--------------------------------------------------------------------------------
                                                                         928,250
================================================================================
NETHERLANDS (10.3%)
ABN Amro Holding N.V.                                  1,805,450          29,534
Akzo Nobel N.V.                                        1,454,112          46,153
CSM N.V. CVA                                           1,126,502          23,632
Heineken N.V.                                            910,142          35,548
ING Groep N.V. CVA                                     1,065,520          18,057
Koninklijke (Royal) KPN N.V.                        (a)3,166,322          20,612
Koninklijke (Royal) Philips Electronics                2,683,453          47,052
N.V.
Royal Dutch Petroleum Co.                              3,122,983         137,553
Unilever N.V. CVA                                      1,570,633          96,554
--------------------------------------------------------------------------------
                                                                         454,695
================================================================================
NEW ZEALAND (0.5%)
Telecom Corp. of New Zealand Ltd.                      9,518,624          22,603
--------------------------------------------------------------------------------
PORTUGAL (0.3%)
Electricidade de Portugal S.A.                         7,034,238          11,743
--------------------------------------------------------------------------------
SINGAPORE (0.2%)
Jardine Strategic Holdings Ltd.                        2,867,656           7,485
--------------------------------------------------------------------------------
SOUTH KOREA (1.3%)
Samsung Electronics Co., Ltd. GDR
  (Registered)                                        (c)429,997          57,297
--------------------------------------------------------------------------------
SPAIN (0.8%)
Telefonica S.A.                                     (a)3,711,434          33,240
--------------------------------------------------------------------------------
SWEDEN (1.5%)
ForeningsSparbanken AB                                 2,082,779          24,712
Nordea AB                                              9,195,553          40,675
--------------------------------------------------------------------------------
                                                                          65,387
================================================================================
SWITZERLAND (7.9%)
Credit Suisse Group                                   (a)772,504          16,775
Holcim Ltd., Class B                                  (c)118,544          21,538
Nestle S.A. (Registered)                                 531,125         112,645
Novartis AG (Registered)                               2,351,966          85,890
Roche Holding AG                                         594,221          41,443
UBS AG (Registered)                                 (a)1,098,591          53,438
Zurich Financial Services AG                             172,502          16,108
--------------------------------------------------------------------------------
                                                                         347,837
================================================================================
UNITED KINGDOM (31.5%)
Allied Domecq plc                                      6,331,141          40,482
Aviva plc                                              3,727,897          26,598
BAA plc                                                2,738,811          22,232
BAE Systems plc                                       18,248,476          36,445
Barclays plc                                           8,611,166          53,396
BOC Group plc                                          2,766,031          39,560
BP plc                                                17,386,521         119,572
British American Tobacco plc                           6,188,676          61,848
Bunzl plc                                              3,778,043          23,123
Cadbury Schweppes plc                                 15,454,482          96,328

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         International Equity Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
UNITED KINGDOM (CONT'D)
GlaxoSmithKline plc                                    7,474,664     $   143,501
GUS plc                                                5,376,027          49,960
Hays plc                                              29,098,137          43,468
HSBC Holdings plc                                      5,612,158          62,052
Imperial Tobacco Group plc                             3,754,643          63,798
Lloyds TSB Group plc                                   2,510,550          18,034
National Grid Transco plc                              7,282,759          53,546
Prudential plc                                         3,136,478          22,177
Reckitt Benckiser plc                                  1,045,403          20,289
Reed Elsevier plc                                     10,324,728          88,466
Rentokil Initial plc                                  17,221,658          61,022
RMC Group plc                                          1,296,900           7,666
Rolls-Royce plc                                        8,811,547          15,185
Sainsbury (J) plc                                      7,177,674          32,225
Vodafone Group plc                                    55,461,742         101,162
Wolseley plc                                           2,704,594          22,717
WPP Group plc                                          7,690,132          58,770
--------------------------------------------------------------------------------
                                                                       1,383,622
================================================================================
  TOTAL COMMON STOCKS (COST $4,363,875)                                4,067,219
================================================================================
PREFERRED STOCKS (1.8%)
ITALY (1.3%)
Telecom Italia S.p.A. (RNC)                        (c)11,168,842         56,406
--------------------------------------------------------------------------------
SWITZERLAND (0.5%)
Schindler Holding AG                                     120,300          23,468
--------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $70,035)                                   79,874
================================================================================
  TOTAL FOREIGN SECURITIES (94.4%)
    (COST $4,433,910)                                                  4,147,093
================================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (8.8%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON
  LOANED SECURITIES (2.4%)
Banco Bilbao Viz Argentaria, NY,
  1.36%, 4/24/03                                      $   19,651          19,651
Bank of Nova Scotia, NY, 2.51%, 2/4/03                    14,055          14,055
Bayrische Hypo-Und Vereinsbank,
  1.39%, 3/24/03                                           7,020           7,020
Credit Industrial et Commercial (CIC)/NY,
  1.39%, 1/13/03                                           2,808           2,808
Credit Industrial et Commercial (CIC)/NY,
  1.39%, 1/15/03                                           7,020           7,020
Credit Lyonnais, 1.39%, 1/27/03                           11,231          11,231
General Electric Co., 1.37%, 7/17/03                       9,825           9,825
Lehman Brothers, Inc., 1.35%, 1/2/03                      25,262          25,262
Lloyds Bank London plc, 2.36%, 2/24/03                     7,020           7,020
--------------------------------------------------------------------------------
                                                                         103,892
================================================================================

                                                          SHARES
--------------------------------------------------------------------------------
INVESTMENT COMPANIES HELD AS COLLATERAL ON
  LOANED SECURITIES (2.5%)
AIM S.T. Investment Co.                                8,985,117           8,985
CITI Institutional Liquid Reserve Fund                 9,827,472           9,827
Dreyfus Cash Management Plus Fund                      9,546,687           9,547
Evergreen Institutional Money Market Fund              8,985,117           8,985
Federated Prime Value Fund                             8,985,117           8,985
Harris Insight Money Market Fund                       9,827,472           9,827

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
Merrill Lynch Premier Institutional                    8,985,117       $   8,985
Fund
Merrimac Cash Series Fund                              9,827,472           9,827
Nations Cash Reserve Fund                              9,827,472           9,827
One Group Institutional Prime
  Money Market Fund                                    8,985,117           8,985
Reserve Primary Money Market Fund                      9,827,472           9,827
TempCash Money Market Fund                             7,019,623           7,020
--------------------------------------------------------------------------------
                                                                         110,627
================================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
Repurchase Agreement (3.9%)
J.P. Morgan Securities, Inc., 1.05%,
  dated 12/31/02, due 1/2/03                        $ (f)172,233         172,233
---------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $386,752)                            386,752
=================================================================================
Foreign Currency (0.0%)
British Pound (COST $4)                         GBP            2               4
---------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.2%) (COST $4,820,666)                           4,533,849
=================================================================================

                                                           VALUE
                                                           (000)
--------------------------------------------------------------------------------
Other Assets (2.6%)
  Receivable for Portfolio Shares Sold                $   92,096
  Net Unrealized Gain on Foreign
    Currency Exchange Contracts                           10,755
  Dividends Receivable                                     5,049
  Foreign Withholding Tax Reclaim
    Receivable                                             4,558
  Interest Receivable                                        120
  Receivable for Investments Sold                             33
  Other                                                      123         112,734
--------------------------------------------------------------------------------
LIABILITIES (-5.8%)
  Collateral on Securities Loaned                       (214,519)
  Payable for Portfolio Shares Redeemed                  (24,198)
  Investment Advisory Fees Payable                        (8,406)
  Bank Overdraft Payable                                  (4,142)
  Administrative Fees Payable                               (616)
  Payable for Investments Purchased                         (543)
  Directors' Fees and Expenses Payable                      (360)
  Custodian Fees Payable                                    (234)
  Distribution Fees, Class B                                (218)
  Other Liabilities                                         (270)       (253,506)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                   $  4,393,077
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                     $  4,765,812
Undistributed (Distributions in Excess of)
  Net Investment Income                                                  (13,902)
Accumulated Net Realized Gain (Loss)                                     (83,489)
Unrealized Appreciation (Depreciation) on
  Investments and Foreign Currency Translations                         (275,344)
--------------------------------------------------------------------------------
NET ASSETS                                                          $  4,393,077
================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
International Equity Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                                           (000)
--------------------------------------------------------------------------------
CLASS A:
NET ASSETS                                                           $ 3,953,655
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 270,735,511 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                           $     14.60
================================================================================
CLASS B:

NET ASSETS                                                           $   439,422
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 30,235,227 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                           $     14.53
================================================================================

(a) -- Non-income producing security
(c) -- All or a portion of security on loan at December 31, 2002 -- See note A-8 to financial statements.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@ -- Value is less than $500.
CVA -- Certificaten Van Aandelen
GDR -- Global Depositary Receipts
RNC -- Non-Convertible Savings Shares

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

     The Portfolio had the following foreign currency exchange contract(s) open at period end:

   CURRENCY                                      IN                              NET
     TO                                       EXCHANGE                       UNREALIZED
   DELIVER          VALUE      SETTLEMENT        FOR            VALUE        GAIN/(LOSS)
    (000)           (000)          DATE         (000)           (000)           (000)
-----------------------------------------------------------------------------------------
GBP     108,000    $173,470      2/10/03      EUR 168,321      $176,440        $ 2,970
JPY  25,400,000     214,201      2/14/03      EUR 211,803       221,986          7,785
US$         543         543      1/3/03       GBP     337           543            @--
                   --------                                    --------        -------
                   $388,214                                    $398,969        $10,755
                   ========                                    ========        =======

EUR - Euro
JPY - Japanese Yen

                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2002

                                                                         PERCENT
                                                                VALUE     OF NET
INDUSTRY                                                        (000)     ASSETS
--------------------------------------------------------------------------------
Aerospace & Defense                                       $    51,630       1.2%
Automobiles                                                    71,694       1.6
Banks                                                         393,281       9.0
Beverages                                                      76,030       1.7
Chemicals                                                      94,217       2.2
Commercial Services & Supplies                                197,933       4.5
Communications Equipment                                       43,057       1.0
Computers & Peripherals                                        48,825       1.1
Diversified Financials                                         75,363       1.7
Diversified Telecommunication Services                        259,229       5.9
Electric Utilities                                            101,376       2.3
Electrical Equipment                                           45,698       1.0
Food & Drug Retailing                                          49,774       1.1
Food Products                                                 441,251      10.0
Household Durables                                            102,042       2.3
Insurance                                                     147,126       3.4
Internet & Catalog Retail                                      49,960       1.1
Leisure Equipment & Products                                   45,618       1.0
Media                                                         190,368       4.3
Office Electronics                                             48,400       1.1
Oil & Gas                                                     407,703       9.3
Pharmaceuticals                                               539,810      12.3
Semiconductor Equipment & Products                             85,273       1.9
Tobacco                                                       169,668       3.9
Wireless Telecommunication Services                           101,162       2.3
Other                                                         310,605       7.2
--------------------------------------------------------------------------------
                                                          $ 4,147,093      94.4%
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

International Magnum Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

UNITED KINGDOM          25.7%
JAPAN                   19.4%
SWITZERLAND             10.5%
FRANCE                   9.4%
NETHERLANDS              5.1%
OTHER                   29.9%

Of the amount shown above as "Other", a significant portion represents cash equivalents required under regulations to be held as collateral relating to investments in futures contracts.

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT

             INTERNATIONAL MAGNUM      INTERNATIONAL MAGNUM
                PORTFOLIO-CLASS A         PORTFOLIO-CLASS B       MSCI EAFE INDEX
*                          500000                    100000                500000
1996                       541250                    107900                526300
1997                       576864                    114730                535668
1998                       619148                    122910                642802
1999                       773130                    153121                816101
2000                       691951                    136569                700459
2001                       562487                    110798                550281
2002                       487339                     95851                462566

 * Commenced operations on March 15, 1996

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different fees assessed to that class. The MSCI EAFE Index value at December 31, 2002 assumes a minimum investment of $500,000; if a minimum initial investment of $100,000 (the minimum investment for Class B shares) is assumed, the value at December 31, 2002 would be $92,513.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)

                                            TOTAL RETURNS(2)
                              -----------------------------------------
                                                    AVERAGE ANNUAL
                                            ---------------------------
                                   ONE           FIVE           SINCE
                                  YEAR          YEARS       INCEPTION
-----------------------------------------------------------------------
Portfolio - Class A(3)          (13.36)%        (3.32)%         (0.38)%
Portfolio - Class B(3)          (13.49)         (3.53)          (0.62)
Index                           (15.94)         (2.89)          (0.98)

(1) The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Aus-tralasia and the Far East.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on March 15, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non- U.S. issuers domiciled in EAFE countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2002, the Portfolio had a total return of -13.36% for the Class A shares and -13.49% for the Class B shares compared to -15.94% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index").

MARKET REVIEW

This past year was the third consecutive year of negative returns for equity markets. Nearly every market in the Index saw double-digit declines, over the course of the year, as investors worried about the state of the global economy as well as revelations of corporate malfeasance and bankruptcies, which dominated the headlines. Aside from an end of year fourth quarter cyclical rally, defensive sectors again proved to be relative safe havens for most of the year. Household & personal products (+9.0% USD) and food, beverage & tobacco (+5.1% USD) were the sole positive performers within the Index for the year. Telecommunication, media and technology stocks were again the laggards, followed closely by insurance companies, which fell on ongoing concerns about their solvency levels. For the year, information technology stocks were the clear losers (-39.1% USD), followed closely by

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

International Magnum Portfolio (cont'd)

insurance (-38.4% USD), media (-32.1% USD) and telecommunication services (-22.9% USD).

International markets outperformed those of the U.S. during the year, with the S&P 500 Index return of -22.1%. The severe market performance of 2002 has been particularly surprising given a benign environment in which global GDP growth was positive, aggregate recurring profits bottomed and stabilized, and monetary policy remained supportive. However, investors' fears of a double dip recession coupled with deflation, and the growing distrust of corporate financial statement integrity cast a cloud over risky assets and induced further flights to quality.

During most of the year, the Portfolio was positioned defensively in order to minimize losses incurred from the volatility of the markets. We began the year with an underweighting to Europe and Pacific ex-Japan and a neutral positioning in Japan. By mid-year, we had increased the Portfolio's exposure to Japan to be overweight relative to the Index as that market had among the most attractive valuations within the EAFE universe. At the start of the fourth quarter, we realigned the Portfolio to incorporate our more bullish outlook for the cyclically sensitive sectors. At this time, we scaled back the Portfolio's exposure to Japan, which had enjoyed substantial appreciation over the course of the year. Assets were redeployed to Europe, with the focus on cyclical sectors and companies that we felt were attractively valued. At year end, the Portfolio was approximately market weight in Europe, slightly underweight to Japan and Pacific ex-Japan, and maintained a small cash position. The Portfolio's allocation posture over the course of the year contributed to the overall return. Adding exposure to Japan, during the first part of the year, contributed to overall returns as Japan was the top performing EAFE region for the year. Likewise, adding to Europe while scaling back from Japan during the fourth quarter benefited the Portfolio as Europe gained steam and outperformed all EAFE regions during the end of the year, while Japan was the relative underperformer. Stock selection proved to be the main contributor to outperformance over the course of the year. Specifically, remaining underweight to European information technology companies was the single largest contributor to performance. Likewise, an overweight to and stock selection within European consumer staples, stock selection in European financials and information technology companies, and stock selection in Japanese consumer discretionary, materials and industrial companies added to returns.

MARKET OUTLOOK

A positive fourth quarter was a welcome relief from what has been a difficult year for equity investors. The global economic outlook, however, remains mixed. Japan's economic policy makers remain lethargic and are showing few signs of true stimulus or reform, while within Europe, the German economy continues to weaken and there remains the possibility of a housing price bubble bursting in the U.K. However, a stimulative monetary policy spearheaded by the U.S. Federal Reserve shows commitment to avoiding global deflation and the Bush administration's economic stimulus plans should bolster both U.S. and global growth. We continue to believe that a cyclical recovery will gain steam in 2003. Investor fears of global deflation and a possible "triple-dip" are overrated and valuations, especially in the telecommunications and pharmaceuticals sectors are very compelling. Finally, international investments for U.S. dollar-based investors may benefit in the coming months from a likely appreciation of non-U.S. currencies relative to the dollar.

January 2003

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         International Magnum Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (88.5%)
AUSTRALIA (2.2%)
Australia & New Zealand Banking Group Ltd.                10,500      $      102
BHP Billiton Ltd.                                         37,889             216
Commonwealth Bank of Australia                            10,450             158
Foster's Group Ltd.                                       51,900             131
MIM Holdings Ltd.                                        216,100             183
National Australia Bank Ltd.                              10,380             185
News Corp., Ltd.                                          31,300             202
Qantas Airways Ltd.                                       48,600             105
Rio Tinto Ltd.                                            10,650             203
Westpac Banking Corp.                                     18,050             139
--------------------------------------------------------------------------------
                                                                           1,624
================================================================================
BELGIUM (1.1%)
Fortis                                                    28,333             496
Solvay S.A                                                 4,991             344
--------------------------------------------------------------------------------
                                                                             840
================================================================================
DENMARK (0.4%)
Danisco A/S                                                4,367             148
Danske Bank A/S                                           10,200             169
--------------------------------------------------------------------------------
                                                                             317
================================================================================
FINLAND (2.1%)
Nokia Oyj                                                 50,287             800
Sampo Oyj, Class A                                        61,924             472
Stora Enso Oyj, Class R                                   31,390             331
--------------------------------------------------------------------------------
                                                                           1,603
================================================================================
FRANCE (9.4%)
Alcatel S.A., Class A                                  (c)40,100             176
Aventis S.A                                               27,509           1,496
BNP Paribas S.A                                           19,982             815
Cie de Saint-Gobain                                       16,516             485
Groupe Danone                                              3,812             513
JC Decaux S.A                                             (a)220               3
L'Oreal S.A                                                1,525             116
LVMH Moet Hennessy Louis Vuitton S.A                       3,054             125
Neopost S.A                                             (a)4,543             146
Sanofi-Synthelabo S.A                                      3,137             192
Schneider Electric S.A                                    10,871             515
Societe Generale, Class A                                  6,790             396
TotalFinaElf S.A                                          13,130           1,876
Unibail                                                    2,387             170
--------------------------------------------------------------------------------
                                                                           7,024
================================================================================
GERMANY (2.2%)
Deutsche Bank AG (Registered)                              8,911             411
Deutsche Telekom AG (Registered)                          31,200             400
Muenchener Rueckversicherungs AG
  (Registered)                                             2,482             297
Schering AG                                                1,740              76
Siemens AG (Registered)                                    7,694             327
Volkswagen AG                                              4,241             154
--------------------------------------------------------------------------------
                                                                           1,665
================================================================================
HONG KONG (2.1%)
Cathay Pacific Airways Ltd.                               58,000              79
Cheung Kong Holdings Ltd.                                 22,900             149
China Mobile Ltd.                                      (a)44,200      $      105
Esprit Holdings Ltd.                                      61,800             104
Henderson Land Development Co., Ltd.                      56,000             168
Hutchison Whampoa Ltd.                                    35,640             223
Johnson Electric Holdings Ltd.                           201,000             221
Li & Fung Ltd.                                           133,000             126
SmarTone Telecommunications Holdings Ltd.             (c)137,500             154
Sun Hung Kai Properties Ltd.                              27,500             163
Television Broadcasts Ltd.                                28,000              88
--------------------------------------------------------------------------------
                                                                           1,580
================================================================================
ITALY (2.6%)
ENI S.p.A                                                 24,498            390
Mediaset S.p.A                                            17,482            133
Parmalat Finanziaria S.p.A                             (c)61,791            147
Snam Rete Gas S.p.A                                      129,764            443
Telecom Italia Mobile S.p.A                               62,734            286
Telecom Italia S.p.A                                   (c)22,355            170
UniCredito Italiano S.p.A                                 92,130            369
-------------------------------------------------------------------------------
                                                                          1,938
===============================================================================
JAPAN (19.4%)
Amada Co., Ltd.                                           50,000             136
Canon, Inc.                                               13,000             489
Casio Computer Co., Ltd.                                  41,000             228
Dai Nippon Printing Co., Ltd.                             22,000             243
Daicel Chemical Industries Ltd.                           75,000             212
Daifuku Co., Ltd.                                         58,000             174
Daikin Industries Ltd.                                    24,000             380
Denki Kagaku Kogyo Kabushiki Kaisha                    (c)79,000             172
East Japan Railway Co.                                        73             362
FamilyMart Co., Ltd.                                   (c)13,300             260
Fuji Machine Manufacturing Co., Ltd.                      13,300             125
Fuji Photo Film Co., Ltd.                                 14,000             456
Fujitec Co., Ltd.                                         22,000             114
Fujitsu Ltd.                                              53,000             151
Furukawa Electric Co., Ltd.                               38,000              80
Hitachi Capital Corp.                                  (c)24,700             296
Hitachi High-Technologies Corp.                         (c)7,000              87
Hitachi Ltd.                                              60,000             230
House Foods Corp.                                         13,000             123
Kaneka Corp.                                              49,000             262
Kurita Water Industries Ltd.                              24,000             242
Kyocera Corp.                                              5,100             297
Kyudenko Corp.                                            17,000              63
Lintec Corp.                                              18,000             141
Matsushita Electric Industrial Co., Ltd.                  35,000             345
Minebea Co., Ltd.                                         46,000             160
Mitsubishi Chemical Corp.                              (a)77,000             154
Mitsubishi Corp.                                       (c)45,000             275
Mitsubishi Estate Co., Ltd.                               46,000             350
Mitsubishi Heavy Industries Ltd.                          94,000             230
Mitsubishi Logistics Corp.                                14,000              68
Mitsubishi Tokyo Financial Group, Inc.                         7              38
Mitsumi Electric Co., Ltd.                                19,000             173
Nagase & Co., Ltd.                                        14,000              63
NEC Corp.                                                 42,000             157

    The accompanying notes are an integral part of the financial st atements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
International Magnum Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
JAPAN (CONT'D)
Nifco, Inc.                                               20,000       $     217
Nintendo Co., Ltd.                                         3,900             364
Nippon Meat Packers, Inc.                              (c)18,000             180
Nippon Telegraph & Telephone Corp.                            96             348
Nissan Motor Co., Ltd.                                    69,000             538
Nissha Printing Co., Ltd.                                 17,000             107
Nisshinbo Industries, Inc.                                26,000              90
Obayashi Corp.                                         (c)68,000             151
Ono Pharmaceutical Co., Ltd.                              10,000             302
Ricoh Co., Ltd.                                           27,000             443
Rinnai Corp.                                               7,700             175
Rohm Co., Ltd.                                             1,500             191
Ryosan Co., Ltd.                                       (c)11,000             111
Sangetsu Co., Ltd.                                         1,000              16
Sanki Engineering Co., Ltd.                                6,000              29
Sankyo Co., Ltd.                                          24,000             301
Sanwa Shutter Corp.                                       50,000             135
Sekisui Chemical Co., Ltd.                             (c)43,000             111
Sekisui House Ltd.                                        33,000             233
Shin-Etsu Polymer Co., Ltd.                               31,000             130
Sony Corp.                                                 9,600             401
Suzuki Motor Corp.                                     (c)29,000             315
TDK Corp.                                                  6,400             258
Toho Co., Ltd.                                             8,000              77
Tokyo Electric Power Co., Inc.                            16,600             315
Toshiba Corp.                                         (a)105,000             329
Toyota Motor Corp.                                        17,300             465
Tsubakimoto Chain Co.                                  (c)72,000             170
Yamaha Corp.                                              25,000             231
Yamanouchi Pharmaceutical Co., Ltd.                       16,000             463
--------------------------------------------------------------------------------
                                                                          14,532
================================================================================
NETHERLANDS (5.1%)
Akzo Nobel N.V                                            15,160             481
Gucci Group N.V                                            1,024              94
Heineken N.V                                              15,658             612
ING Groep N.V. CVA                                        24,022             407
Koninklijke (Royal) KPN N.V                            (a)40,021             260
Koninklijke (Royal) Philips Electronics N.V               33,201             582
Royal Dutch Petroleum Co.                                 23,701           1,044
Unilever N.V. CVA                                          4,977             306
--------------------------------------------------------------------------------
                                                                           3,786
================================================================================
NORWAY (1.0%)
Gjensidige NOR ASA                                      (c)5,030             165
Statoil ASA                                               49,143             415
Telenor ASA                                               47,685             182
--------------------------------------------------------------------------------
                                                                             762
================================================================================
PORTUGAL (0.4%)
Brisa-Auto Estradas de Portugal S.A                       31,630             175
Portugal Telecom SGPS S.A. (Registered)                   22,029             152
--------------------------------------------------------------------------------
                                                                             327
================================================================================
SINGAPORE (1.6%)
CapitaLand Ltd.                                          114,000              73
City Developments Ltd.                                    34,000              82
DBS Group Holdings Ltd.                                   15,965             101
Neptune Orient Lines Ltd.                             (a)201,000       $     107
SembCorp Industries Ltd.                                 122,000              55
SembCorp Logistics Ltd.                                       58              52
Singapore Airlines Ltd.                                   31,000             182
United Overseas Bank Ltd.                                 22,416             152
Venture Corp., Ltd.                                       46,000             369
--------------------------------------------------------------------------------
                                                                           1,173
================================================================================
SPAIN (1.7%)
Amadeus Global Travel Distribution S.A.,                  90,936             375
Class A
Banco Popular Espanol                                   (c)2,294              94
Gas Natural SDG S.A                                        8,034             152
Telefonica S.A                                         (a)75,701             678
--------------------------------------------------------------------------------
                                                                           1,299
================================================================================
SWEDEN (1.0%)
Assa Abloy AB, Class B                                 (c)13,996             160
Nordea AB                                                 78,713             348
Securitas AB, Class B                                      8,506             102
Swedish Match AB                                          20,095             159
--------------------------------------------------------------------------------
                                                                             769
================================================================================
SWITZERLAND (10.5%)
Adecco S.A. (Registered)                                   3,063             120
Converium Holding AG                                    (a)7,853             381
Credit Suisse Group                                    (a)18,368             399
Holcim Ltd., Class B                                       2,808             510
Kaba Holdings AG, Class B (Registered)                       371              69
Nestle S.A. (Registered)                                   9,463           2,007
Novartis AG (Registered)                                  38,737           1,415
Roche Holding AG                                           8,754             610
Schindler Holding AG (Registered)                          1,677             316
Syngenta AG                                               11,682             677
UBS AG (Registered)                                    (a)23,462           1,141
Zurich Financial Services AG                               1,941             181
--------------------------------------------------------------------------------
                                                                           7,826
================================================================================
UNITED KINGDOM (25.7%)
Allied Domecq plc                                        124,584             797
Amvescap plc                                              27,985             179
AstraZeneca plc                                           32,628           1,167
Aviva plc                                                 63,601             454
BAE Systems plc                                          133,281             266
Barclays plc                                             119,031             738
BOC Group plc                                             22,061             316
BP plc                                                   124,664             857
British American Tobacco plc                              60,695             607
Cadbury Schweppes plc                                     79,803             497
Compass Group plc                                         40,460             215
Diageo plc                                                37,703             410
GlaxoSmithKline plc                                      131,524           2,525
GUS plc                                                   19,219             179
Hays plc                                                 407,237             608
HMV Group plc                                          (a)44,392              85
HSBC Holdings plc                                         78,237             865
Invensys plc                                             669,946             569
Lloyds TSB Group plc                                      85,678             615
National Grid Transco plc                                 25,185             185
Reed Elsevier plc                                        101,284             868

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         International Magnum Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
UNITED KINGDOM (CONT'D)
Rentokil Initial plc                                     245,650        $    870
Rolls-Royce plc                                          190,214             328
Sainsbury (J) plc                                         49,198             221
Shell Transport & Trading Co. plc                        227,697           1,500
Smiths Group plc                                          29,665             332
Vodafone Group plc                                     1,183,765           2,159
William Hill plc                                          62,800             230
WPP Group plc                                             78,517             600
--------------------------------------------------------------------------------
                                                                          19,242
================================================================================
  TOTAL COMMON STOCKS (COST $78,958)                                      66,307
================================================================================
PREFERRED STOCK (0.6)
ITALY (0.6%)
Telecom Italia S.p.A. (RNC) (COST $448)                (c)87,210             441
--------------------------------------------------------------------------------
  TOTAL FOREIGN SECURITIES (89.1%) (COST $79,406)                         66,748
================================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (12.5%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON
  LOANED SECURITIES (1.6%)
Banco Bilbao Viz Argentaria, NY, 1.36%, 4/24/03            $ 235             235
Bank of Nova Scotia, NY, 2.51%, 2/4/03                       168             168
Bayrische Hypo-Und Vereinsbank, 1.39%, 3/24/03                84              84
Credit Industrial et Commercial (CIC)/NY,
  1.39%, 1/13/03                                              37              37
Credit Industrial et Commercial (CIC)/NY,
  1.39%, 1/15/03                                              84              84
Credit Lyonnais, 1.39%, 1/27/03                              135             135
General Electric Co., 1.37%, 7/17/03                         118             118
Lehman Brothers, Inc., 1.35%, 1/2/03                         303             303
Lloyds Bank London plc, 2.36%, 2/24/03                        84              84
--------------------------------------------------------------------------------
                                                                           1,248
================================================================================

                                                          SHARES
--------------------------------------------------------------------------------
INVESTMENT COMPANIES HELD AS COLLATERAL ON
  LOANED SECURITIES (1.8%)
AIM S.T. Investment Co.                                  107,668             107
CITI Institutional Liquid Reserve Fund                   117,762             118
Dreyfus Cash Management Plus Fund                        114,397             114
Evergreen Institutional Money Market Fund                107,668             107
Federated Prime Value Fund                               107,668             107
Harris Insight Money Market Fund                         117,762             118
Merrill Lynch Premier Institutional Fund                 107,668             107
Merrimac Cash Series Fund                                117,762             118
Nations Cash Reserve Fund                                117,762             118
One Group Institutional Prime Money Market Fund          107,668             107
Reserve Primary Money Market Fund                        117,762             118
TempCash Money Market Fund                                84,115              84
--------------------------------------------------------------------------------
                                                                           1,323
================================================================================

                                                            FACE
                                                          AMOUNT           VALUE
                                                           (000)           (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (9.1%)
J.P. Morgan Securities, Inc., 1.05%,
  dated 12/31/02, due 1/2/03                         $  (f)6,808       $  6,808
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $9,379)                                 9,379
================================================================================
Foreign Currency (0.2%)
Australian Dollar                               AUD           24              13
British Pound                                   GBP           60              97
Japanese Yen                                    JPY        5,172              44
Norwegian Krone                                 NOK            1             @--
Singapore Dollar                                SGD            1               1
Swedish Krona                                   SEK           35               4
Swiss Franc                                     CHF            2               1
--------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $159)                                         160
================================================================================
TOTAL INVESTMENTS (101.8%) (COST $88,944)                                 76,287
================================================================================

                                                           VALUE
                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS (2.2%)
  Receivable Due From Broker                          $    1,051
  Dividends Receivable                                       280
  Net Unrealized Gain on Foreign Currency
    Exchange Contracts                                       248
  Receivable for Investments Sold                             49
  Receivable for Portfolio Shares Sold                        47
  Other                                                        3           1,678
--------------------------------------------------------------------------------
LIABILITIES (-4.0%)
  Collateral on Securities Loaned                         (2,571)
  Payable for Portfolio Shares Redeemed                     (192)
  Investment Advisory Fees Payable                          (104)
  Payable for Investments Purchased                          (53)
  Bank Overdraft Payable                                     (36)
  Custodian Fees Payable                                     (26)
  Directors' Fees and Expenses Payable                       (18)
  Administrative Fees Payable                                (17)
  Distribution Fees, Class B                                  (5)
  Other Liabilities                                          (24)         (3,046)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                       $ 74,919
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                         $107,424
Undistributed Net Investment Income
  (Accumulated Net Investment Loss)                                           22
Accumulated Net Realized Gain (Loss)                                     (20,135)
Unrealized Appreciation (Depreciation) on Investments,
  Futures and Foreign Currency Translations                              (12,392)
--------------------------------------------------------------------------------
NET ASSETS                                                              $ 74,919
================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
International Magnum Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                                           (000)
--------------------------------------------------------------------------------
CLASS A:
NET ASSETS                                                            $   68,275
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 8,486,820 outstanding $0.001 par value
   shares (authorized 500,000,000 shares)                             $     8.04
--------------------------------------------------------------------------------
CLASS B:
NET ASSETS                                                            $    6,644
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 826,717 outstanding $0.001 par value
   shares (authorized 500,000,000 shares)                             $     8.04
--------------------------------------------------------------------------------

(a) -- Non-income producing security
(c) -- All or a portion of security on loan at December 31, 2002 -- See note A-8 to financial statements.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@   -- Value is less than $500.
CVA -- Certificaten Van Aandelen
RNC -- Non-Convertible Savings Shares

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

     The Portfolio had the following foreign currency exchange contract(s) open at period end:

  CURRENCY                                  IN                        NET
    TO                                   EXCHANGE                  UNREALIZED
  DELIVER         VALUE     SETTLEMENT      FOR          VALUE     GAIN/(LOSS)
   (000)          (000)       DATE         (000)         (000)       (000)
--------------------------------------------------------------------------------
AUD      86      $    48      1/2/03   US$       48     $    48       $@--
CHF       1            1      1/3/03   US$        1           1        @--
GBP   1,383        2,216     3/13/03   US$    2,198       2,198        (18)
US$   2,125        2,125     3/13/03   EUR    2,112       2,211         86
US$     752          752     3/13/03   EUR      744         779         27
US$   3,513        3,513     3/13/03   GBP    2,246       3,600         87
US$   1,480        1,480     3/13/03   GBP      946       1,515         35
US$     446          446     3/13/03   JPY   54,865         463         17
US$     419          419     3/13/03   JPY   51,300         433         14
US$      19           19      1/2/03   SGD       34          19        @--
US$      34           34      1/3/03   SGD       58          34        @--
                 -------                                -------       ----
                 $11,053                                $11,301       $248
                 =======                                =======       ====

EUR - Euro

FUTURES CONTRACTS:

     The Portfolio had the following futures contract(s) open at period end:

                                                                        NET
                             NUMBER           NOTIONAL               UNREALIZED
                               OF              VALUE     EXPIRATION     LOSS
                            CONTRACTS          (000)        DATE        (000)
--------------------------------------------------------------------------------
        LONG:
    HANG SENG Index
    (Hong Kong)                     6       US$    357      Jan-03       $(12)
 EURO STOXX 50 Index
      (Italy)                     118            2,967      Mar-03        (55)
    FTSE 100 Index
   (United Kingdom)                41            2,583      Mar-03         61
     TOPIX Index
      (Japan)                      12              843      Mar-03        (21)
                                                                         -----
                                                                         $(27)
                                                                         =====

                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2002

                                                                        PERCENT
                                                           VALUE         OF NET
INDUSTRY                                                   (000)         ASSETS
--------------------------------------------------------------------------------
Automobiles                                             $  1,471            2.0%
Banks                                                      7,400            9.9
Beverages                                                  1,949            2.6
Building Products                                          1,160            1.6
Chemicals                                                  3,106            4.2
Commercial Services & Supplies                             2,495            3.3
Communications Equipment                                     976            1.3
Computers & Peripherals                                      810            1.1
Diversified Financials                                     1,378            1.8
Diversified Telecommunication Services                     2,631            3.5
Electrical Equipment                                         815            1.1
Electronic Equipment & Instruments                         1,350            1.8
Food Products                                              3,922            5.2
Household Durables                                         2,457            3.3
Industrial Conglomerates                                     938            1.3
Insurance                                                  1,784            2.4
Machinery                                                  2,236            3.0
Media                                                      1,970            2.6
Office Electronics                                         1,078            1.4
Oil & Gas                                                  6,082            8.1
Pharmaceuticals                                            8,547           11.4
Real Estate                                                1,155            1.5
Tobacco                                                      765            1.0
Wireless Telecommunication Services                        2,704            3.6
Other                                                      7,569           10.1
--------------------------------------------------------------------------------
                                                        $ 66,748           89.1%
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

International Small Cap Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

JAPAN           30.9%
UNITED KINGDOM  12.3%
FRANCE           6.0%
SWEDEN           5.5%
SWITZERLAND      5.3%
OTHER           40.0%

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT

          INTERNATIONAL SMALL          MSCI EAFE SMALL
                CAP PORTFOLIO   CAP TOTAL RETURN INDEX   MSCI EAFE SMALL CAP INDEX
1992*                  500000                   500000                      500000
1993                   726700                   685950                      685950
1994                   764852                   742952                      742952
1995                   784738                   727944                      727945
1996                   916181                   726925                      726926
1997                   912847                   547811                      547811
1998                   950456                   577612                      577612
1999                  1324365                   679676                      679676
2000                  1284858                   616942                      616942
2001                  1209257                   528781                      528755
2002                  1173855                   487430                      478124

 * Commenced operations on December 15, 1992
** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE SMALL CAP TOTAL RETURN INDEX (1) AND THE MSCI EAFE SMALL CAP INDEX (2)

                                                                    TOTAL RETURNS(3)
                                            ---------------------------------------------------------
                                                                           AVERAGE ANNUAL
                                                          -------------------------------------------
                                                  ONE           FIVE             TEN           SINCE
                                                 YEAR          YEARS           YEARS       INCEPTION
-----------------------------------------------------------------------------------------------------
Portfolio(4)                                    (2.99)%         5.17%           8.90%           8.96%
MSCI EAFE Small Cap Total Return Index          (7.82)         (2.69)          (0.45)          (0.44)
MSCI EAFE Small Cap Index                       (9.58)         (2.69)          (0.45)          (0.44)

(1) The Portfolio's performance will be compared with the MSCI EAFE Small Cap Total Return Index, which more accurately reflects the Portfolio's investable universe. This index is an unmanaged market valued weighted average of the performance of over 900 securities of companies listed on the stock exchanges of countries in Europe, Australasia and the Far East, including price performance and income from dividend payments.
(2) As of December 31, 2002, the Portfolio's performance is compared with the MSCI EAFE Small Cap Index. This index is an unmanaged market valued weighted average of the performance of over 900 securities of companies listed on the stock exchanges of countries in Europe, Australasia and the Far East.
(3) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(4)  Commenced operations on December 15, 1992

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The International Small Cap Portfolio seeks long-term capital appreciation by investing primarily in equity securities of small non-U.S. companies. Investments in small sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2002, the Portfolio had a total return of -2.99% compared to -9.58% for the Morgan Stanley Capital International (MSCI) EAFE Small Cap Index (the "Index").

MARKET REVIEW

While 2002 proved to be another challenging year for equity markets, international small caps continued their relative outperformance against international large caps. Small cap markets rose at the onset of 2002 when economic recovery showed more positive signs with continued high consumer confidence levels and higher demand in Europe and Asia.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

International Small Cap Portfolio (cont'd)

However, the continued deluge of corporate scandals, lower corporate earnings and rising geo-political events led markets into negative territory in the last half of 2002 and the Index closed down 9.6%. Stock selection in industrials, the Portfolio's largest allocation, as well as stock selection in and underweight to information technology, were key contributors. In general, holdings within the industrials sector rose on news of a more positive economic environment. In addition, several companies in the sector were subject to takeover activity. The Portfolio's strong performance in information technology was led by its holding in the world's second largest franking machine company, which has experienced consistent revenue growth. In addition, holdings in several Japanese technology companies rebounded on positive news from an increase in capital expenditure.

Stock selection in financials proved to be the largest detractor for the year. The Portfolio is underweight in both banks and European real estate, as we believe that the valuation levels and prospects for these industries are not appealing in the current economic environment However, the Portfolio's positions in a Japanese consumer finance company and two Japanese real estate companies declined on sector weakness. The Portfolio's stock selection in healthcare was also a detractor in 2002, as the sector has suffered from a more cautious outlook on growth and some specific issues associated with some of the holdings.

Portfolio activity reflected the opportunities to reduce the Portfolio's weighting in some of the stronger performing consumer staples positions and other areas where the fundamental story has weakened and the prospects of the companies have dimmed. The Portfolio's Japanese weighting gradually increased over the year as the depressed Japanese market continued to provide opportunities to find companies with strong franchises and sound balance sheets at appealing valuations.

MARKET OUTLOOK

The year ahead looks to be as challenging as 2002 with poor consumer and corporate confidence in Europe, weak economic growth, rising consumer debt and increasing tax burdens. We will remain focused on our investment philosophy and process, as we believe the current level of uncertainty does create some opportunities. While in the immediate future we are somewhat careful on the relative performance of small caps versus large caps, in light of the significant de-rating of large cap companies over the last two years, over the longer term it is our opinion that small caps continue to offer significant rewards.

January 2003

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         International Small Cap Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.4%)
AUSTRALIA (4.0%)
BHP Steel Ltd.                                      (a)3,426,200       $   6,210
John Fairfax Holdings Ltd.                             2,882,200           5,208
Neverfail Springwater Ltd.                             3,846,086           4,619
Ramsay Health Care Ltd.                                  798,552           1,595
--------------------------------------------------------------------------------
                                                                          17,632
================================================================================
BELGIUM (1.3%)
Omega Pharma S.A                                         192,115           5,511
--------------------------------------------------------------------------------
DENMARK (2.2%)
Danisco A/S                                              131,000           4,455
Kobenhavns Lufthavne A/S                                  73,960           5,333
--------------------------------------------------------------------------------
                                                                           9,788
================================================================================
FINLAND (4.5%)
KCI Konecranes International                             106,969           2,616
Kone Oyj, Class B                                        162,362           4,877
Metso Oyj                                                430,977           4,661
Rapala VMC Corp.                                         515,708           2,410
Uponor Oyj                                               246,728           5,046
--------------------------------------------------------------------------------
                                                                          19,610
================================================================================
FRANCE (6.0%)
Algeco                                                    51,082           3,862
Autoroutes du Sud de la France                        (a)180,700           4,369
Chargeurs                                                 97,753           2,617
Europeene d'Extincteurs                            (a)(d)131,043             @--
Kaufman & Broad S.A                                       56,185           1,082
Neopost S.A                                           (a)300,985           9,702
Zodiac S.A                                               231,580           4,715
--------------------------------------------------------------------------------
                                                                          26,347
================================================================================
GERMANY (2.4%)
Beru AG                                                  100,315           4,478
Marseille-Kliniken AG                                    195,496           1,371
MPC Muenchmeyer Petersen Capital AG                      147,588           1,588
Pfeiffer Vacuum Technology AG                             47,121             943
SCS Standard Computer System AG                        (d)21,289             @--
Techem AG                                             (a)277,886           2,013
--------------------------------------------------------------------------------
                                                                          10,393
================================================================================
GREECE (0.5%)
Greek Organization of Football Prognostics SA            214,060           2,270
--------------------------------------------------------------------------------
HONG KONG (1.4%)
Asia Satellite Telecommunications Holdings Ltd.        3,282,000           3,851
Television Broadcasts Ltd.                               797,000           2,514
--------------------------------------------------------------------------------
                                                                           6,365
================================================================================
ITALY (5.0%)
Buzzi Unicem S.p.A                                       577,118           4,108
Cassa di Risparmio di Firenze S.p.A                    1,943,043           2,387
Davide Campari-Milano S.p.A                              298,141           9,319
Parmalat Finanziaria S.p.A                               815,950           1,945
SAES Getters S.p.A                                        96,462             841
SAES Getters S.p.A. (RNC)                                163,637             933
Sogefi S.p.A                                           1,156,000           2,512
--------------------------------------------------------------------------------
                                                                          22,045
================================================================================
JAPAN (30.9%)
Asatsu-DK, Inc.                                          500,900       $   8,878
Aiful Corp.                                               96,050           3,607
Ariake Japan Co., Ltd.                                   235,600           6,665
Arisawa Manufacturing Co., Ltd.                           75,300           1,404
Asia Securities Printing Co., Ltd.                       526,000           2,613
Cosel Co., Ltd.                                          232,600           4,073
Daibiru Corp.                                          1,354,000           4,503
Fujimi, Inc.                                             117,600           2,139
Fukuda Denshi Co., Ltd.                                  270,800           4,332
Hurxley Corp.                                            246,300           3,339
ITO EN Ltd.                                              104,600           3,540
Jaccs Co., Ltd.                                        1,827,000           6,015
Maezawa Kasei Industries Co., Ltd.                       194,300           1,902
Megane TOP Co., Ltd.                                     150,100           1,572
Mirai Industry Co., Ltd.                                 321,300           1,407
Mori Seiki Co., Ltd.                                     394,100           2,004
Nichiha Corp.                                            422,300           2,962
Nippon Broadcasting System, Inc.                         102,000           3,049
Nissei Corp.                                             307,600           1,761
Nitta Corp.                                              864,600           5,969
Osaka Steel Co., Ltd.                                    690,600           3,268
Osaki Electric Co., Ltd.                               1,564,000           4,122
Pacific Metals Co., Ltd.                            (a)4,751,000           3,320
Shidax Corp.                                               2,000           2,526
Shimano, Inc.                                            475,600           7,208
Shinkawa Ltd.                                            314,400           5,241
Sumitomo Osaka Cement Co., Ltd.                        3,171,000           4,165
Taisei Lamick Co., Ltd.                                   63,300           1,897
Taiyo Ink Manufacturing Co., Ltd.                         92,700           2,615
Tenma Corp.                                              433,000           3,536
Toc Co., Ltd.                                          1,819,000           8,102
Tokyo Kikai Seisakusho Ltd.                              745,000           1,349
Tomy Co., Ltd.                                           266,200           2,190
Union Tool Co.                                            98,400           2,494
Yamaichi Electronics Co., Ltd.                           225,000           2,273
Yomiuri Land Co., Ltd.                                 1,500,000           4,294
Zeon Corp.                                             1,464,000           5,534
--------------------------------------------------------------------------------
                                                                         135,868
================================================================================
NETHERLANDS (5.0%)
BE Semiconductor Industries                           (a)539,945           2,409
CSM N.V. CVA                                             110,656           2,321
IHC Caland N.V                                           124,901           6,596
Imtech N.V                                               157,711           2,082
Nutreco Holding N.V                                      266,041           4,969
OPG Groep N.V. CVA                                        61,700           2,125
Samas Groep N.V. CVA                                     293,418           1,664
--------------------------------------------------------------------------------
                                                                          22,166
================================================================================
NEW ZEALAND (5.1%)
Fisher & Paykel Appliances Holdings Ltd. 402,427           2,120
Fisher & Paykel Healthcare Corp., Ltd.                 1,082,666           5,363
Fletcher Building Ltd.                                 3,978,187           6,986
Sky City Entertainment Group Ltd.                      1,926,402           8,170
--------------------------------------------------------------------------------
                                                                          22,639
================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
International Small Cap Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
NORWAY (1.9%)
Gjensidige NOR ASA                                       220,148       $   7,215
Storebrand ASA                                        (a)252,640             948
--------------------------------------------------------------------------------
                                                                           8,163
================================================================================
SPAIN (3.1%)
Amadeus Global Travel Distribution S.A.,                 671,200           2,770
  Class A
Aurea Concesiones de Infraestructuras S.A                201,540           5,034
Miquel y Costas & Miquel S.A                             267,648           6,126
--------------------------------------------------------------------------------
                                                                          13,930
================================================================================
SWEDEN (5.5%)
D. Carnegie & Co., AB                                    125,100             807
Getinge AB, Class B                                      279,570           5,732
Haldex AB                                                221,740           1,992
Hoganas AB, Class B                                      174,940           3,325
Intrum Justitia AB                                  (a)1,013,856           4,730
Swedish Match AB                                         949,420           7,492
--------------------------------------------------------------------------------
                                                                          24,078
================================================================================
SWITZERLAND (5.3%)
Converium Holding AG                                   (a)51,700           2,507
Edipresse (Bearer)                                        15,403           5,129
Galenica Holding AG (Registered), Class B                  5,677           5,424
Saurer AG (Registered)                                 (a)52,490           1,168
Valora Holding AG                                         25,496           4,891
Zehnder Group AG, Class B                                  7,688           4,035
--------------------------------------------------------------------------------
                                                                          23,154
================================================================================
UNITED KINGDOM (12.3%)
Alliance Unichem plc                                     423,205           3,047
British Vita plc                                         867,440           3,367
Cattles plc                                            1,077,340           5,015
Devro plc                                              4,046,347           2,868
HMV Group plc                                       (a)2,389,720           4,580
Kensington Group plc                                     621,793           1,387
Luminar plc                                              428,300           2,694
Michael Page International plc                         1,235,261           2,184
Novar plc                                              2,166,821           3,828
PHS Group plc                                          3,964,424           4,980
Regent Inns plc                                        1,537,063           1,782
SIG plc                                                1,164,500           3,245
SMG plc                                                1,173,251           1,757
Spirax-Sarco Engineering plc                             673,441           4,491
SSL International plc                                    942,440           3,890
William Hill plc                                         683,900           2,500
Xstrata plc                                           (a)252,600           2,640
--------------------------------------------------------------------------------
                                                                          54,255
================================================================================
  TOTAL COMMON STOCKS (COST $478,555)                                    424,214
================================================================================
PREFERRED STOCKS (0.9%)
GERMANY (0.9%)
Hugo Boss AG                                             115,400           1,164
Sartorius AG                                             328,921           1,278
Wuerttembergische Metallwarenfabrik AG                   150,775           1,518
--------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $7,048)                                     3,960
================================================================================
  TOTAL FOREIGN SECURITIES (97.3%)
    (COST $485,603)                                                      428,174
================================================================================
SHORT-TERM INVESTMENT (2.7%)
REPURCHASE AGREEMENT (2.7%)
J.P. Morgan Securities, Inc., 1.05%,
  dated 12/31/02, due 1/2/03
  (COST $12,101)                                    $  (f)12,101       $  12,101
--------------------------------------------------------------------------------
Foreign Currency (0.0%)
Japanese Yen (COST $1)                          JPY          112               1
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%) (COST $497,705)                               440,276
================================================================================

                                                       VALUE
                                                       (000)
--------------------------------------------------------------------------------
OTHER ASSETS (0.5%)
  Foreign Withholding Tax Reclaim Receivable       $       1,068
  Receivable for Portfolio Shares Sold                       598
  Dividends Receivable                                       323
  Net Unrealized Gain on Foreign Currency
  Exchange Contracts                                           1
  Other                                                       13           2,003
--------------------------------------------------------------------------------
LIABILITIES (-0.5%)
  Investment Advisory Fees Payable                          (970)
  Payable for Portfolio Shares Redeemed                     (787)
  Payable for Investments Purchased                         (221)
  Administrative Fees Payable                                (64)
  Custodian Fees Payable                                     (44)
  Directors' Fees and Expenses Payable                       (31)
  Other Liabilities                                          (38)         (2,155)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                     $  440,124
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                       $  513,934
Undistributed Net Investment Income
  (Accumulated Net Investment Loss)                                          416
Accumulated Net Realized Gain (Loss)                                     (16,972)
Unrealized Appreciation (Depreciation) on
  Investments and Foreign Currency
  Translations                                                           (57,254)
--------------------------------------------------------------------------------
NET ASSETS                                                            $  440,124
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 30,969,585 outstanding $0.001 par value
   shares (authorized 500,000,000 shares)                             $    14.21
================================================================================

(a) -- Non-income producing security
(d) -- Securities were valued at fair -- See Note A-1 to value financial statements. At December 31, 2002, the Portfolio held fair valued securities representing less than 0.05% of net assets.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@   -- Value is less than $500.
CVA -- Certificaten Van Aandelen
RNC -- Non-Convertible Savings Shares

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         International Small Cap Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

   CURRENCY                                 IN                     NET
      TO                                  EXCHANGE             UNREALIZED
    DELIVER        VALUE   SETTLEMENT       FOR       VALUE    GAIN/(LOSS)
     (000)         (000)      DATE         (000)      (000)       (000)
--------------------------------------------------------------------------
US$        220    $220      1/7/03  JPY  26,255       $221         $ 1
                  ====                   ======       ====        =====

                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2002

                                                                         PERCENT
                                                                VALUE     OF NET
INDUSTRY                                                        (000)     ASSETS
--------------------------------------------------------------------------------
Aerospace & Defense                                          $   4,715      1.1%
Auto Components                                                  6,990      1.6
Banks                                                           11,796      2.7
Beverages                                                       17,478      4.0
Building Products                                               15,081      3.4
Chemicals                                                       19,597      4.4
Commercial Services & Supplies                                  20,086      4.6
Construction Materials                                          17,162      3.9
Diversified Financials                                          20,954      4.8
Electrical Equipment                                             4,943      1.1
Electronic Equipment & Instruments                              13,520      3.1
Energy Equipment & Services                                      6,596      1.5
Food Products                                                   23,223      5.3
Health Care Equipment & Supplies                                24,828      5.6
Health Care Providers & Services                                13,562      3.1
Hotels, Restaurants & Leisure                                   24,236      5.5
Household Durables                                               4,721      1.1
Leisure Equipment & Products                                    11,807      2.7
Machinery                                                       38,359      8.7
Media                                                           26,534      6.0
Metals & Mining                                                 16,123      3.7
Multiline Retail                                                 4,580      1.0
Office Electronics                                               9,702      2.2
Paper & Forest Products                                          6,126      1.4
Real Estate                                                     12,605      2.9
Semiconductor Equipment & Products                               7,651      1.7
Specialty Retail                                                 6,463      1.5
Tobacco                                                          7,492      1.7
Transportation Infrastructure                                   14,737      3.3
Other                                                           16,507      3.7
--------------------------------------------------------------------------------
                                                             $ 428,174     97.3%
================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Japanese Value Equity Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

HOUSEHOLD DURABLES                     14.0%
CHEMICALS                              11.0%
MACHINERY                              10.5%
AUTOMOBILES                             9.0%
ELECTRONIC EQUIPMENT & INSTRUMENTS      7.6%
OTHER                                  47.9%

[CHART]

COMPARISON OF THE CHANGE IN  VALUE OF A $500,000** INVESTMENT

        JAPANESE VALUE EQUITY PORTFOLIO-CLASS A     MSCI JAPAN INDEX
*                                        500000               500000
1994                                     491500               512000
1995                                     473609               515533
1996                                     466979               435625
1997                                     423877               332513
1998                                     461263               349304
1999                                     755318               564231
2000                                     576383               405344
2001                                     403699               286173
2002                                     358404               256754

 * Commenced operations on April 25, 1994

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX(1)

                                            TOTAL RETURNS(2)
                              -----------------------------------------
                                                    AVERAGE ANNUAL
                                            ---------------------------
                                   ONE           FIVE           SINCE
                                  YEAR          YEARS       INCEPTION
-----------------------------------------------------------------------
Portfolio - Class A(3)          (11.22)%        (3.30)%         (3.76)%
Portfolio - Class B(4)          (11.39)         (3.57)          (4.20)
Index - Class A                 (10.28)         (5.04)          (7.44)
Index - Class B                 (10.28)         (5.04)          (9.39)

(1)  The MSCI Japan Index is an unmanaged index of common stocks.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applica- ble, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on April 25, 1994
(4)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Japanese Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

For the year ended December 31, 2002, the Portfolio had a total return of -11.22% for the Class A shares and -11.39% for the Class B shares compared to -10.28% for the Morgan Stanley Capital International (MSCI) Japan Index (the "Index").

MARKET REVIEW

The Japanese market had provided investors with good relative returns among asset classes during the twelve months ended December 2002, as positive indicators of a cyclical recovery pushed Japanese equities higher throughout the first half of the reporting period. As the period came to a close, however, mounting concerns about the prospects for an economic recovery in the United States led investors to reevaluate the anticipated cyclical recovery in Japan. The fourth quarter began with many market observers believing that Japan's economy might be entering the final phase of its 12-year bear market with the appointment of HeizoTakenaka, the new head of Japan's Financial Services Agency. His initial ideas were perceived to have a negative impact on the economy, and many lower-quality companies and bank shares were sold

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Japanese Value Equity Portfolio (cont'd)

aggressively on fears of bankruptcies. Japanese corporate earnings, for the six months ending September, showed surprising improvement, especially in recurring profits (ex-financials) and return on equity ratios, owing largely to cost cutting and restructuring efforts over the last several years.

The Portfolio's small exposure to the languishing banking sector helped it sidestep major declines in that sector on fears of forced bankruptcies or nationalization. Conversely, the Portfolio's significant exposure to Japanese technology stocks negatively affected its performance, as these issues declined on fears of a deteriorating U.S. economy and rising Japanese yen. Although we believe Japanese technology companies have a generally positive outlook, we modestly reduced the Portfolio's exposure to Japanese technology companies while we increased the number of holdings with measurable positive balance sheet qualities in order to reduce overall tracking error.

MARKET OUTLOOK

The appointment of a new Bank of Japan governor will likely be the main issue for the first quarter of 2003. With the cyclical recovery beginning to wane, a more liberal governor may provide needed help and incentive for the Koizumi government to push reforms ahead more aggressively. With an election year in 2004, we believe that U.S. authorities will exercise every available option to stimulate the economy through stimulus spending and tax cuts and that the exchange rates between the Japanese yen and the U.S. dollar will remain relatively stable. We believe that select Japanese companies are continuing to reinvent themselves by focusing on their core competencies through restructuring, rationalization of their businesses and presenting attractive global valuation comparisons.

January 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Japanese Value Equity Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (107.3%)
AUTOMOBILES (9.0%)
Nissan Motor Co., Ltd.                                   110,000       $     857
Suzuki Motor Co., Ltd.                                    53,000             576
Toyota Motor Corp.                                        29,000             779
--------------------------------------------------------------------------------
                                                                           2,212
================================================================================
BUILDING PRODUCTS (3.5%)
Daikin Industries Ltd.                                    41,000             649
Sanwa Shutter Corp.                                       80,000             216
--------------------------------------------------------------------------------
                                                                             865
================================================================================
CHEMICALS (11.0%)
Daicel Chemical Industries Ltd.                          140,000             395
Denki Kagaku Kogyo Kabushiki Kaisha                      185,000             403
Kaneka Corp.                                              90,000             481
Lintec Corp.                                              30,000             235
Mitsubishi Chemical Corp.                             (a)210,000             419
Nifco, Inc.                                               35,000             380
Shin-Etsu Polymer Co., Ltd.                               62,000             261
Toyo Ink Mfg. Co., Ltd.                                   45,000             122
--------------------------------------------------------------------------------
                                                                           2,696
================================================================================
COMMERCIAL SERVICES & SUPPLIES (2.1%)
Dai Nippon Printing Co., Ltd.                             39,000             431
Nissha Printing Co., Ltd.                                 11,000              69
--------------------------------------------------------------------------------
                                                                             500
================================================================================
COMPUTERS & PERIPHERALS (7.4%)
Fujitsu Ltd.                                             130,000             371
Mitsumi Electric Co., Ltd.                                41,500             378
NEC Corp.                                                115,000             430
Toshiba Corp.                                         (a)204,000             639
--------------------------------------------------------------------------------
                                                                           1,818
================================================================================
CONSTRUCTION & ENGINEERING (1.8%)
Kyudenko Corp.                                            22,000              82
Obayashi Corp.                                           130,000             289
Sanki Engineering Co., Ltd.                               15,000              72
--------------------------------------------------------------------------------
                                                                             443
================================================================================
DIVERSIFIED FINANCIALS (2.0%)
Hitachi Capital Corp.                                     40,000             479
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.2%)
Nippon Telegraph & Telephone Corp.                           145             526
--------------------------------------------------------------------------------
ELECTRIC UTILITIES (1.9%)
Tokyo Electric Power Co., Inc.                            24,200             459
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (0.5%)
Furukawa Electric Co., Ltd.                               52,000             109
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (7.6%)
Hitachi High-Technologies Corp.                            9,000             112
Hitachi Ltd.                                             130,000             498
Kyocera Corp.                                              8,800             512
Ryosan Co., Ltd.                                          26,000             261
TDK Corp.                                                 12,000             483
--------------------------------------------------------------------------------
                                                                           1,866
================================================================================
FOOD & DRUG RETAILING (2.2%)
FamilyMart Co., Ltd.                                      27,000             529
--------------------------------------------------------------------------------
FOOD PRODUCTS (2.0%)
House Foods Corp.                                         21,000       $     198
Nippon Meat Packers, Inc.                                 30,000             300
--------------------------------------------------------------------------------
                                                                             498
================================================================================
HOUSEHOLD DURABLES (14.0%)
Casio Computer Co., Ltd.                                  68,000             378
Matsushita Electric Industrial Co., Ltd.                  72,000             709
Nintendo Co., Ltd.                                         7,300             682
Rinnai Corp.                                              12,000             273
Sangetsu Co., Ltd.                                         2,000              33
Sekisui Chemical Co., Ltd.                               100,000             259
Sekisui House Ltd.                                        55,000             389
Sony Corp.                                                17,000             710
--------------------------------------------------------------------------------
                                                                           3,433
================================================================================
LEISURE EQUIPMENT & PRODUCTS (5.1%)
Fuji Photo Film Co., Ltd.                                 23,000             749
Yamaha Corp.                                              55,000             508
--------------------------------------------------------------------------------
                                                                           1,257
================================================================================
MACHINERY (10.5%)
Amada Co., Ltd.                                          110,000             300
Daifuku Co., Ltd.                                        110,000             330
Fuji Machine Manufacturing Co., Ltd.                      18,000             170
Fujitec Co., Ltd.                                         30,000             156
Kurita Water Industries Ltd.                              46,000             463
Minebea Co., Ltd.                                         97,000             337
Mitsubishi Heavy Industries Ltd.                         210,000             513
Tsubakimoto Chain Co.                                    130,000             307
--------------------------------------------------------------------------------
                                                                           2,576
================================================================================
MARINE (0.7%)
Mitsubishi Logistics Corp.                                35,000             171
--------------------------------------------------------------------------------
MEDIA (0.6%)
Toho Co., Ltd.                                            15,400             148
--------------------------------------------------------------------------------
OFFICE ELECTRONICS (6.3%)
Canon, Inc.                                               21,000             790
Ricoh Co., Ltd.                                           46,000             754
--------------------------------------------------------------------------------
                                                                           1,544
================================================================================
PHARMACEUTICALS (7.5%)
Ono Pharmaceutical Co., Ltd.                              16,000             483
Sankyo Co., Ltd.                                          48,000             602
Yamanouchi Pharmaceutical Co., Ltd.                       26,000             753
--------------------------------------------------------------------------------
                                                                           1,838
================================================================================
REAL ESTATE (2.3%)
Mitsubishi Estate Co., Ltd.                               74,000             563
--------------------------------------------------------------------------------
ROAD & Rail (2.2%)
East Japan Railway Co.                                       110             546
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.3%)
Rohm Co., Ltd.                                             2,400             305
--------------------------------------------------------------------------------
TEXTILES & APPAREL (0.8%)
Nisshinbo Industries, Inc.                                53,000             184
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS (2.8%)
Mitsubishi Corp.                                          91,000             556
Nagase & Co., Ltd.                                        30,000             134
--------------------------------------------------------------------------------
                                                                             690
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Japanese Value Equity Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                            FACE
                                                          AMOUNT           VALUE
                                                           (000)           (000)
--------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $35,800)                                   $  26,255
================================================================================
FOREIGN CURRENCY (0.4%)
Japanese Yen (COST $96)                         JPY       11,546              96
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (107.7%) (COST $35,896)                                 26,351
================================================================================

                                                           VALUE
                                                           (000)
================================================================================
OTHER ASSETS (0.2%)
  Receivable for Portfolio Shares Sold                  $     47
  Dividends Receivable                                         3
  Other                                                        3              53
--------------------------------------------------------------------------------
LIABILITIES (-7.9%)
  Bank Overdraft Payable                                  (1,735)
  Payable for Portfolio Shares Redeemed                     (147)
  Investment Advisory Fees Payable                           (21)
  Directors' Fees and Expenses Payable                       (11)
  Custodian Fees Payable                                      (7)
  Administrative Fees Payable                                 (6)
  Other Liabilities                                          (10)         (1,937)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                      $  24,467
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                        $  74,084
Undistributed Net Investment Income
  (Accumulated Net Investment Loss)                                          (11)
Accumulated Net Realized Gain (Loss)                                     (40,063)
Unrealized Appreciation (Depreciation) on
Investments
  and Foreign Currency Translations                                       (9,543)
--------------------------------------------------------------------------------
NET ASSETS                                                             $  24,467
================================================================================
CLASS A:
NET ASSETS                                                             $  24,159
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 5,189,010 outstanding $0.001
    par value shares (authorized 500,000,000
    shares)                                                            $    4.66
==================================================================================
CLASS B:
NET ASSETS                                                             $     308
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 67,182 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $    4.59
================================================================================

(a) -- Non-income producing security

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Latin American Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

MEXICO                 51.6%
BRAZIL                 35.6%
CHILE                   4.9%
ARGENTINA               2.5%
VENEZUELA               1.8%
OTHER                   3.6%

[CHART]

COMPARISON OF THE CHNAGE IN VALUE OF $500,000** INVESTMENT

        LATIN AMERICAN PORTFOLIO-CLASS A    MSCI EMERGING MARKETS FREE LATIN AMERICAN INDEX
*                                 500000                                             500000
1995                              456600                                             459800
1996                              679284                                             560726
1997                              959692                                             738252
1998                              603647                                             477723
1999                             1033927                                             790393
2000                              866326                                             658714
2001                              853504                                             655208
2002                              678109                                             507786

 * Commenced operations on January 18, 1995

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS
FREE LATIN AMERICA INDEX(1)

                                            TOTAL RETURNS(2)
                              -----------------------------------------
                                                    AVERAGE ANNUAL
                                            ---------------------------
                                   ONE           FIVE           SINCE
                                  YEAR          YEARS       INCEPTION
-----------------------------------------------------------------------
Portfolio - Class A(3)          (20.55)%        (6.69)%         3.92%
Portfolio - Class B(4)          (20.83)         (6.85)          4.97
Index - Class A                 (22.50)         (7.91)         (0.21)
Index - Class B                 (22.50)         (7.91)          0.57

(1) The MSCI Emerging Markets Free Latin America Index (the "Index") is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Mexico, Peru, and Venezuela. The Index takes into account local market restrictions for specific securities or classes of shares that may be excluded from or limited for foreign investor ownership.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applica- ble, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on January 18, 1995
(4)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Latin American Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of Latin American issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

For the year ended December 31, 2002, the Portfolio had a total return of -20.55% for the Class A shares and -20.83% for the Class B shares compared to -22.50% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Latin America Index (the "Index").

MARKET REVIEW

The Portfolio's underweight stance in Argentina (-50.7%) coupled with overweight positions in Mexico (-13.3%) and Venezuela (-15.8%) were the primary contributors to relative performance, while an underweight position in Peru (+29.1%) and Colombia (+24.8%) hurt performance. Stock selection in Mexico, Venezuela and Brazil contributed positively to relative performance, while stock selection in Chile was weak. In 2002, Latin American markets finished down 22.5% in U.S. dollar terms, their worst performance since 1998. All but

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Latin American Portfolio (cont'd)

a few smaller less liquid markets of Colombia (+24.8%) and Peru (+29.1%) declined in 2002, with particularly poor performance from Argentina (-50.7%), Brazil (-30.7%) and Chile (-20.3%). Overall performance was hampered by weak global economic growth, domestic concerns in the region, increased geo-political risk and the continued sell off of U.S. equities.

Latin American markets, led by strong country returns in Mexico and Brazil, started the year in positive territory as equities in the region were supported by early year expectations of a U.S. led economic recovery and positive economic data from select Latin American countries. However, after outperforming other asset classes during the first quarter and rebounding 37.2% from September 2001 lows, performance in the region turned negative during the second and third quarters. The Latin American region weakened sharply declining 40.5% during the six months ending September 30, 2002. Risk aversion increased on a global basis during the second quarter, dominated by negative sentiment toward Brazil (due to a poor political outlook and financial woes) and greater uncertainty over the global backdrop. A lack of confidence in Mexico and Chile and the continuing crisis in Argentina only served to weigh down market performance. Meanwhile, increased reports of corporate accounting fraud and concerns over the strength of the U.S. economic recovery coupled with geo-political risks in the Asian sub-continent and the Middle East served to undermine investor confidence for much of the year.

Nevertheless, amid a more favorable tone in U.S. equities, particularly in the months of October and November, Latin American markets rebounded given reduced political concerns in Brazil and generally supportive corporate and economic data. Latin American markets ended the period in review with a strong 20.5% fourth quarter return.

MARKET OUTLOOK

We remain positive in Latin markets due to valuations and sentiment. Near-term, however, global equities are likely to remain volatile given concerns over high oil prices due to the crises in Iraq and Venezuela, as well as economic uncertainties in the U.S., Japan and Germany. Nevertheless, our expectations are for oil prices to fall to more normal levels once the crisis in Iraq passes and for global economies led by the U.S. to recover in the second half of this year. Any increase in U.S. economic growth benefits the Mexican economy, is supportive of the peso and improves the underlying earnings outlook for Mexican companies. A majority of Mexican equities now trade at historical lows on valuations relative to their own history and are attractive relative to global peers. In Brazil, we are cautiously optimistic in the short-term and neutral in the medium-term. In the short-term we expect President Lula to continue to build credibility by appointing an efficient economic team. Medium-term concerns lie in implementation risk due to the possible slowdown in much needed reforms and poor management of state companies' cash flows. With the elections now over, market-friendly economic policy announcements by Lula's administration team will be key to avoiding a crisis. Nevertheless, the economic environment for Latin America in 2003-2004 is expected to improve slightly from 2002. Economic activity is expected to remain strong in Peru and is expected to stabilize and recover in Mexico, Chile and Venezuela thus helping to support overall market sentiment.

January 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Latin American Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.4%)
ARGENTINA (2.5%)
Quilmes Industrial S.A. ADR                            (a)13,502       $      84
Tenaris S.A. ADR                                       (a)19,065             366
--------------------------------------------------------------------------------
                                                                             450
================================================================================
BRAZIL (35.6%)
Aracruz Celulose S.A. ADR                                  8,600             160
Banco Bradesco S.A. ADR                                   23,840             355
Banco Itau S.A. ADR                                       18,931             451
Banco Nacional S.A. (Preferred)                 (a)(d)11,847,000             @--
Brasil Telecom Participacoes S.A. ADR                     10,429             263
CEMIG S.A. ADR                                            24,724             181
Cia Brasileira de Distribuicao Grupo Pao de
  Acucar ADR                                               4,500              69
Cia Siderurgica Nacional S.A. ADR                         18,388             264
Companhia de Bebidas das Americas ADR                     72,698           1,131
CVRD (Bonus Shares)                                       34,986             @--
CVRD ADR                                                  22,290             645
CVRD ADR (Preferred)                                      20,813             572
Empresa Brasileira de Aeronautica S.A. ADR                29,206             464
Gerdau S.A. ADR                                           22,963             204
Lojas Arapua (Preferred)                        (a)(d)10,009,300             @--
Lojas Arapua GDR (Preferred)                     (a)(d)(e)13,460             @--
Petrobras ADR                                             72,814           1,088
Petrobras ADR (Preferred)                                 30,736             412
Tele Centro Oeste Celular Participacoes S.A.
  ADR                                                     30,600             123
Tele Leste Celular Participacoes S.A.
  (Preferred)                                                  1             @--
Votorantim Celulose e Papel S.A. ADR                       7,192             118
--------------------------------------------------------------------------------
                                                                           6,500
================================================================================
CHILE (4.9%)
Banco de Chile ADR                                        10,766             172
Banco Santander Chile S.A. ADR                            14,416             268
CCU ADR                                                   26,414             386
Distribucion y Servicio D&S S.A. ADR                       6,821              68
--------------------------------------------------------------------------------
                                                                             894
================================================================================
MEXICO (51.6%)
America Movil S.A. de C.V., Series L ADR                 113,623           1,632
America Telecom S.A. de C.V.                           (a)56,636              33
Carso Global Telecom S.A. de C.V.                      (a)56,936              64
Cemex S.A. de C.V.                                        85,929             372
Cemex S.A. de C.V. ADR                                     8,074             174
Femsa                                                     40,400             147
Femsa ADR                                                 14,905             543
Grupo Aeroportuario del Sureste S.A. de C.V.
  ADR                                                      1,310              15
Grupo Aeroportuario del Sureste S.A. de C.V.,
  Class B                                                142,100             158
Grupo Financiero BBVA Bancomer S.A., Class B        (a)1,391,361           1,061
Grupo Modelo S.A., Class C                               240,454             591
Kimberly-Clark de Mexico, Class A                        125,562             291
Panamerican Beverages, Inc., Class A                       8,666             180
Telmex, Class L ADR                                       91,996           2,942
Wal-Mart de Mexico ADR                                       980              22
Wal-Mart de Mexico, Series C                             100,079             195
Wal-Mart de Mexico, Series V                             428,780       $     984
--------------------------------------------------------------------------------
                                                                           9,404
================================================================================
VENEZUELA (1.8%)
CANTV ADR                                                 25,454             321
--------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $21,222)                                      17,569
================================================================================
  TOTAL FOREIGN SECURITIES (96.4%) (COST $21,222)                         17,569
================================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
================================================================================
SHORT-TERM INVESTMENT (3.6%)
REPURCHASE AGREEMENT (3.6%)
J.P. Morgan Securities, Inc., 1.05%,
  dated 12/31/02, due 1/2/03 (COST $648)               $  (f)648             648
--------------------------------------------------------------------------------
FOREIGN CURRENCY (0.1%)
Brazilian Real (COST $27)                       BRL           93              26
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%) (COST $21,897)                                 18,243
================================================================================

                                                           VALUE
                                                           (000)
================================================================================
OTHER ASSETS (1.0%)
  Cash                                                $        1
  Dividends Receivable                                       105
  Receivable for Investments Sold                             86             192
--------------------------------------------------------------------------------
LIABILITIES (-1.1%)
  Payable for Investments Purchased                         (134)
  Investment Advisory Fees Payable                           (48)
  Custodian Fees Payable                                      (7)
  Administrative Fees Payable                                 (5)
  Directors' Fees and Expenses Payable                        (4)
  Other Liabilities                                           (9)           (207)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                      $  18,228
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                        $  50,447
Undistributed Net Investment Income
  (Accumulated Net Investment Loss)                                            8
Accumulated Net Realized Gain (Loss)                                     (28,572)
Unrealized Appreciation (Depreciation) on
Investments and Foreign Currency Translations                             (3,655)
--------------------------------------------------------------------------------
NET ASSETS                                                             $  18,228
================================================================================
CLASS A:
NET ASSETS                                                             $  18,032
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 2,530,128 outstanding $0.001
    par value shares (authorized 500,000,000
    shares)                                                            $    7.13
================================================================================
CLASS B:
NET ASSETS                                                             $     196
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 27,480 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $    7.15
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Latin American Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

(a) -- Non-income producing security
(d) -- Securities were valued at fair value -- See Note A-1 to financial statement. At December 31, 2002, the Portfolio held fair valued securities representing less than 0.05% of net assets.
(e) -- 144A security - certain conditions for public sale may exist.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@   -- Value is less than $500.
ADR -- American Depositary Receipts
GDR -- Global Depositary Receipts

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

   CURRENCY                                 IN                       NET
      TO                                  EXCHANGE               UNREALIZED
    DELIVER        VALUE   SETTLEMENT       FOR         VALUE    GAIN/(LOSS)
     (000)         (000)      DATE         (000)        (000)       (000)
------------------------------------------------------------------------------
US$        15     $   15     1/2/03 MXN        153       $  15      $@--
                  ======                                 =====      ====

MXN - Mexican Peso

========================================================================
                SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2002

                                                                 PERCENT
                                                         VALUE    OF NET
INDUSTRY                                                 (000)    ASSETS
------------------------------------------------------------------------
Aerospace & Defense                                    $    464      2.6%
Banks                                                     2,136     11.7
Beverages                                                 3,062     16.8
Construction Materials                                      546      3.0
Diversified Telecommunication Services                    3,590     19.7
Electric Utilities                                          181      1.0
Energy Equipment & Services                                 366      2.0
Household Products                                          291      1.6
Metals & Mining                                           1,685      9.2
Multiline Retail                                          1,201      6.6
Oil & Gas                                                 1,500      8.2
Paper & Forest Products                                     278      1.5
Transportation Infrastructure                               173      1.0
Wireless Telecommunication Services                       1,787      9.8
Other                                                       309      1.7
------------------------------------------------------------------------
                                                       $ 17,569    96.4%
========================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Equity Growth Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

HEALTH CARE                     22.6%
INFORMATION TECHNOLOGY          20.4%
FINANCIALS                      13.2%
CONSUMER DISCRETIONARY          11.8%
CONSUMER STAPLES                11.3%
OTHER                           20.7%

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT

           EQUITY GROWTH PORTFOLIO-CLASS A     S&P 500 INDEX
*                                   500000            500000
1993                                521650            550320
1994                                538656            557696
1995                                781159            767077
1996                               1023083            943229
1997                               1343548           1257928
1998                               1599413           1617368
1999                               2237483           1957727
2000                               1973908           1779280
2001                               1678414           1567991
2002                               1214343           1220906

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)

                                                 TOTAL RETURNS(2)
                              ------------------------------------------------------
                                                            AVERAGE ANNUAL
                                            ----------------------------------------
                                   ONE           FIVE            TEN           SINCE
                                  YEAR          YEARS          YEARS       INCEPTION
------------------------------------------------------------------------------------
Portfolio - Class A (3)         (27.64)%        (2.00)%         9.28%           9.61%
Portfolio - Class B (4)         (27.75)         (2.24)           N/A            6.17
Index - Class A                 (22.09)         (0.58)          9.35            9.59
Index - Class B                 (22.09)         (0.58)           N/A            6.76

(1) The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applica- ble, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on April 2, 1991
(4) Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Equity Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

For the year ended December 31, 2002, the Portfolio had a total return of -27.64% for the Class A shares and -27.75% for the Class B shares compared to -22.09% for the S&P 500 Index (the "Index").

MARKET REVIEW

During 2002, domestic equities declined for a third straight year, the first time that has occurred since 1939 - 1941. Despite a rally during the fourth quarter, the Index finished the year down more than 22%, its worst year since 1974. Growth stocks were particularly hard hit across the capitalization spectrum and weakness was especially pronounced in the traditional growth areas of technology, biotechnology and telecommunication services.

Although the Portfolio under performed the Index for the year, it exceeded both the Russell 1000 Growth Index and the Lipper peer group median. Security selection was weak in consumer discretionary and industrials. Some major retailers turned in disappointing years due to slower consumer spending. Industrial performance was dragged down by major companies. One company is an industrial conglomerate that was in the wake of Enron-related fears and comprised of a number of seemingly valuable businesses. Our portfolio managers liquidated the Portfolio's position during January when company management was considering spin-offs of the

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Equity Growth Portfolio (cont'd)

individual businesses. We viewed the diversified business as attractive. Spin-offs, in our opinion, would only dilute shareholder value. In terms of allocation, our underweight to energy detracted from performance. We view exploration and production companies as a hedge given the possibility of war. We favor diversified financial companies, however, an underweight to financials detracted from performance. A diversified financial company experienced an exceptional growth in 2002 due to the mortgage refinance boom. Our overweight to information technology detracted from relative performance. The second half recovery did not unfold as businesses chose to hang on to their capital and postponed technology spending. Our largest percentage of technology investments has positioned the Portfolio to benefit from a possible recovery in technology. Our overweight to health care was positive, however, security selection detracted from relative performance.

MARKET OUTLOOK

We are cautiously optimistic the economic recovery will continue as we see signs of stabilization. Recent data on purchasing activity are encouraging and we see early stage positives in areas such as advertising. Consumer spending has slowed somewhat, and in our view, what needs to unfold to sustain the recovery is a pickup in corporate spending. At this point, there is not a great deal of visibility for the vast number of companies we follow. Geo-political concerns around oil and the possibility of war continue to cast a cloud for individual companies and the markets in general. We continue to invest in a mix of stable and cyclical growth companies and at the margin will look to add beta to the Portfolio in anticipation of a recovery.

January 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Equity Growth Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.0%)
CONSUMER DISCRETIONARY (11.8%)
AUTOMOBILES (0.5%)
Harley-Davidson, Inc.                                     68,500       $   3,165
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (0.6%)
Wendy's International, Inc.                               37,600           1,018
YUM! Brands, Inc.                                     (a)102,650           2,486
--------------------------------------------------------------------------------
                                                                           3,504
================================================================================
MEDIA (2.7%)
Clear Channel Communications, Inc.                     (a)52,800           1,969
Gannett Co., Inc.                                         51,850           3,723
Univision Communications, Inc., Class A            (a)(c)188,775           4,625
Viacom, Inc., Class B                                 (a)128,780           5,249
--------------------------------------------------------------------------------
                                                                          15,566
================================================================================
MULTILINE RETAIL (5.0%)
Costco Wholesale Corp.                                 (a)37,288           1,046
Dollar General Corp.                                     144,125           1,722
Dollar Tree Stores, Inc.                               (a)61,000           1,499
Kohl's Corp.                                           (a)62,925           3,521
Target Corp.                                              59,400           1,782
Wal-Mart Stores, Inc.                                    392,738          19,837
--------------------------------------------------------------------------------
                                                                          29,407
================================================================================
SPECIALTY RETAIL (3.0%)
Bed Bath & Beyond, Inc.                                (a)76,300           2,635
Home Depot, Inc.                                         252,945           6,060
Limited Brands                                           113,063           1,575
Lowe's Cos., Inc.                                         98,900           3,709
Tiffany & Co.                                             63,150           1,510
TJX Cos., Inc.                                           120,100           2,344
--------------------------------------------------------------------------------
                                                                          17,833
================================================================================
                                                                          69,475
================================================================================
CONSUMER STAPLES (11.3%)
BEVERAGES (4.5%)
Anheuser Busch Cos., Inc.                                 97,220           4,705
Coca Cola Co. (The)                                      270,663          11,861
Coca Cola Enterprises, Inc.                               29,200             634
PepsiCo., Inc.                                           226,370           9,557
--------------------------------------------------------------------------------
                                                                          26,757
================================================================================
FOOD & DRUG RETAILING (1.1%)
Sysco Corp.                                               97,000           2,889
Walgreen Co.                                             126,750           3,700
--------------------------------------------------------------------------------
                                                                           6,589
================================================================================
FOOD PRODUCTS (0.9%)
Kraft Foods, Inc., Class A                               135,650           5,281
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (3.2%)
Colgate-Palmolive Co.                                     68,388           3,585
Procter & Gamble Co.                                     175,888          15,116
--------------------------------------------------------------------------------
                                                                          18,701
================================================================================
PERSONAL PRODUCTS (0.8%)
Alberto-Culver Co., Class B                            (c)47,700           2,404
Gillette Co. (The)                                        83,850           2,546
--------------------------------------------------------------------------------
                                                                           4,950
================================================================================
TOBACCO (0.8%)
Philip Morris Cos., Inc.                                 108,500       $   4,398
--------------------------------------------------------------------------------
                                                                          66,676
================================================================================
ENERGY (4.6%)
ENERGY EQUIPMENT & SERVICES (2.1%)
Baker Hughes, Inc.                                       225,775           7,268
BJ Services Co.                                       (a)118,675           3,835
Smith International, Inc.                              (a)36,000           1,174
--------------------------------------------------------------------------------
                                                                          12,277
================================================================================
OIL & GAS (2.5%)
Exxon Mobil Corp.                                        428,600          14,975
--------------------------------------------------------------------------------
                                                                          27,252
================================================================================
FINANCIALS (13.2%)
BANKS (1.5%)
Bank of New York Co., Inc. (The)                          66,500           1,593
Fifth Third Bancorp                                       68,725           4,024
Wells Fargo & Co.                                         62,800           2,944
--------------------------------------------------------------------------------
                                                                           8,561
================================================================================
DIVERSIFIED FINANCIALS (9.0%)
American Express Co.                                     179,650           6,351
Charles Schwab Corp. (The)                               109,550           1,188
Citigroup, Inc.                                          466,379          16,412
Freddie Mac                                              398,588          23,536
Goldman Sachs Group, Inc.                                 80,715           5,497
--------------------------------------------------------------------------------
                                                                          52,984
================================================================================
INSURANCE (2.7%)
American International Group, Inc.                       272,900          15,787
--------------------------------------------------------------------------------
                                                                          77,332
================================================================================
HEALTH CARE (22.6%)
BIOTECHNOLOGY (2.1%)
Amgen, Inc.                                           (a)217,333          10,506
Celgene Corp.                                       (a)(c)38,375             824
Gilead Sciences, Inc.                                  (a)27,725             943
--------------------------------------------------------------------------------
                                                                          12,273
================================================================================
HEALTH CARE EQUIPMENT & SUPPLIES (1.6%)
Medtronic, Inc.                                          202,000           9,211
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (3.3%)
AmerisourceBergen Corp.                                   64,100           3,481
Cardinal Health, Inc.                                     37,425           2,215
HCA, Inc.                                             (c)106,550           4,422
UnitedHealth Group, Inc.                                 116,000           9,686
--------------------------------------------------------------------------------
                                                                          19,804
================================================================================
PHARMACEUTICALS (15.6%)
Abbott Laboratories                                      187,613           7,505
Bristol-Myers Squibb Co.                                 129,900           3,007
Eli Lilly & Co.                                          115,400           7,328
Johnson & Johnson                                        433,200          23,267
Merck & Co., Inc.                                        189,675          10,737
Pfizer, Inc.                                             849,975          25,984
Pharmacia Corp.                                          178,577           7,465

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Equity Growth Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
HEALTH CARE (CONT'D)
PHARMACEUTICALS (CONT'D)
Wyeth                                                    176,238       $   6,591
--------------------------------------------------------------------------------
                                                                          91,884
================================================================================
                                                                         133,172
================================================================================
INDUSTRIALS (10.6%)
AEROSPACE & DEFENSE (2.4%)
General Dynamics Corp.                                    42,050           3,337
Lockheed Martin Corp.                                    113,450           6,552
United Technologies Corp.                                 72,175           4,471
--------------------------------------------------------------------------------
                                                                          14,360
================================================================================
COMMERCIAL SERVICES & SUPPLIES (2.1%)
Apollo Group, Inc., Class A                            (a)44,650           1,965
Automatic Data Processing, Inc.                           80,050           3,142
First Data Corp.                                         102,700           3,636
Weight Watchers International, Inc.                 (a)(c)72,575           3,336
--------------------------------------------------------------------------------
                                                                          12,079
================================================================================
INDUSTRIAL CONGLOMERATES (6.1%)
3M Co.                                                    57,700           7,115
General Electric Co.                                   1,187,600          28,918
--------------------------------------------------------------------------------
                                                                          36,033
================================================================================
                                                                          62,472
================================================================================
INFORMATION TECHNOLOGY (20.4%)
COMMUNICATIONS EQUIPMENT (2.6%)
Cisco Systems, Inc.                                   (a)832,350          10,904
Motorola, Inc.                                           115,750           1,001
QUALCOMM, Inc.                                         (a)95,713           3,483
--------------------------------------------------------------------------------
                                                                          15,388
================================================================================
COMPUTERS & PERIPHERALS (3.8%)
Dell Computer Corp.                                   (a)367,825           9,836
EMC Corp.                                             (a)183,025           1,124
Hewlett-Packard Co.                                      149,800           2,600
International Business Machines Corp.                    115,350           8,939
Seagate Technology, Inc.                                 186,100             @--
--------------------------------------------------------------------------------
                                                                          22,499
================================================================================
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Jabil Circuit, Inc.                                 (a)(c)93,530           1,676
--------------------------------------------------------------------------------
IT CONSULTING & SERVICES (0.3%)
SunGard Data Systems, Inc.                             (a)63,820           1,504
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (5.0%)
Applied Materials, Inc.                               (a)248,351           3,236
Intel Corp.                                              801,925          12,486
Linear Technology Corp.                                   84,650           2,177
Maxim Integrated Products, Inc.                           65,475           2,163
Microchip Technology, Inc.                                76,600           1,873
Novellus Systems, Inc.                                 (a)62,400           1,752
Texas Instruments, Inc.                                  236,250           3,546
Xilinx, Inc.                                           (a)95,275           1,963
--------------------------------------------------------------------------------
                                                                          29,196
================================================================================
SOFTWARE (8.4%)
Adobe Systems, Inc.                                       47,300           1,173
Electronic Arts, Inc.                                  (a)38,700           1,926
Microsoft Corp.                                       (a)703,063       $  36,349
Oracle Corp.                                          (a)628,800           6,791
Peoplesoft, Inc.                                       (a)36,400             666
Symantec Corp.                                         (a)31,700           1,284
VERITAS Software Corp.                                 (a)96,750           1,511
--------------------------------------------------------------------------------
                                                                          49,700
================================================================================
                                                                         119,963
================================================================================
TELECOMMUNICATION SERVICES (1.5%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.2%)
Verizon Communications, Inc.                             182,581           7,075
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
AT&T Wireless Services, Inc.                          (a)121,300             685
Nextel Communications, Inc., Class A                (a)(c)73,800             853
--------------------------------------------------------------------------------
                                                                           1,538
================================================================================
                                                                           8,613
================================================================================
  TOTAL COMMON STOCKS (COST $597,707)                                    564,955
================================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (6.3%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON
  LOANED SECURITIES (1.0%)
Banco Bilbao Viz Argentaria, NY,
  1.36%, 4/24/03                                     $     1,105           1,105
Bank of Nova Scotia, NY, 2.51%, 2/4/03                       790             790
Bayrische Hypo-Und Vereinsbank, 1.39%, 3/24/03               395             395
Credit Industrial et Commercial (CIC)/NY,
  1.39%, 1/13/03                                             395             395
Credit Industrial et Commercial (CIC)/NY,
  1.39%, 1/15/03                                             158             158
Credit Lyonnais, 1.39%, 1/27/03                              631             631
General Electric Co., 1.37%, 7/17/03                         552             552
Lehman Brothers, Inc., 1.35%, 1/2/03                       1,420           1,420
Lloyds Bank London plc, 2.36%, 2/24/03                       395             395
--------------------------------------------------------------------------------
                                                                           5,841
================================================================================

                                                          SHARES
--------------------------------------------------------------------------------
INVESTMENT COMPANIES HELD AS COLLATERAL ON
  LOANED SECURITIES (1.0%)
AIM S.T. Investment Co.                                  505,159             505
CITI Institutional Liquid Reserve Fund                   552,518             553
Dreyfus Cash Management Plus Fund                        536,732             536
Evergreen Institutional Money Market Fund                505,159             505
Federated Prime Value Fund                               505,159             505
Harris Insight Money Market Fund                         552,518             553
Merrill Lynch Premier Institutional Fund                 505,159             505
Merrimac Cash Series Fund                                552,518             553
Nations Cash Reserve Fund                                552,518             553
One Group Institutional Prime Money Market               505,159             505
  Fund
Reserve Primary Money Market Fund                        552,518             553
TempCash Money Market Fund                               394,656             394
--------------------------------------------------------------------------------
                                                                           6,220
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                                              77


MORGAN STANLEY INSTITUTIONAL FUND, INC.
Equity Growth Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

                                                            FACE
                                                          AMOUNT           VALUE
                                                           (000)           (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.3%)
J.P. Morgan Securities, Inc., 1.05%,
  dated 12/31/02, due 1/2/03                        $  (f)25,361       $  25,361
--------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $37,422)                             37,422
================================================================================
TOTAL INVESTMENTS (102.3%) (COST $635,129)                               602,377
================================================================================

                                                           VALUE
                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS (2.3%)
  Receivable for Investments Sold                         12,517
  Dividends Receivable                                       633
  Receivable for Portfolio Shares Sold                       600
  Interest Receivable                                         30
  Other                                                       13          13,793
--------------------------------------------------------------------------------
LIABILITIES (-4.6%)
  Payable for Investments Purchased                      (13,461)
  Collateral on Securities Loaned                        (12,061)
  Investment Advisory Fees Payable                          (941)
  Payable for Portfolio Shares Redeemed                     (656)
  Distribution Fees, Class B                                (104)
  Administrative Fees Payable                                (92)
  Directors' Fees and Expenses Payable                       (84)
  Custodian Fees Payable                                     (14)
  Other Liabilities                                          (49)        (27,462)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                      $ 588,708
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                        $ 847,283
Undistributed (Distributions in Excess of)
  Net Investment Income                                                      (37)
Accumulated Net Realized Gain (Loss)                                    (225,786)
Unrealized Appreciation (Depreciation) on Investments                    (32,752)
--------------------------------------------------------------------------------
NET ASSETS                                                             $ 588,708
================================================================================
CLASS A:
NET ASSETS                                                             $  432,207
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 34,604,652 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $    12.49
=================================================================================
CLASS B:
NET ASSETS                                                             $  156,501
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 12,683,205 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $    12.34
=================================================================================

(a) -- Non-income producing security

(c) -- All or a portion of security on loan at See note December 31, 2002 -- See note A-8 to financial statements.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@   -- Value is less than $500.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Focus Equity Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

HEALTH CARE                     23.3%
INFORMATION TECHNOLOGY          22.2%
FINANCIALS                      12.5%
CONSUMER DISCRETIONARY          11.2%
INDUSTRIALS                      9.9%
OTHER                           20.9%

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT

          FOCUS EQUITY PORTFOLIO - CLASS A    S&P 500 INDEX
*                                   500000           500000
1995                                706250           650860
1996                                995106           800285
1997                               1326576          1067260
1998                               1530205          1372176
1999                               2240832          1660883
2000                               1979551          1509410
2001                               1678263          1330092
2002                               1194755          1036275

 * Commenced operations on March 8, 1995

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE S&P 500 INDEX
AND THE LIPPER LARGE CAP GROWTH INDEX(1)

                                                        TOTAL RETURNS(2)
                                          -----------------------------------------
                                                                AVERAGE ANNUAL
                                                        ---------------------------
                                               ONE           FIVE           SINCE
                                              YEAR          YEARS       INCEPTION
-----------------------------------------------------------------------------------
Portfolio - Class A (3)                     (28.81)%        (2.07)%         11.79%
Portfolio - Class B (4)                     (28.92)         (2.29)           7.46
S&P 500 Index - Class A                     (22.09)         (0.58)           9.77
S&P 500 Index - Class B                     (22.09)         (0.58)           6.76
Lipper Large Cap Growth Index - Class A     (28.11)         (4.16)           6.34
Lipper Large Cap Growth Index - Class B     (28.11)         (4.16)           3.14

(1) The S&P 500 Index is an unmanaged stock index comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. The Lipper Large Cap Growth Index is a composite of mutual funds managed for maximum capital gains.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applica- ble, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on March 8, 1995
(4) Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Focus Equity Portfolio seeks capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The Portfolio's concentration of its assets in a small number of issuers will subject it to greater risks.

For the year ended December 31, 2002, the Portfolio had a total return of -28.81% for the Class A shares and -28.92% for the Class B shares compared to -22.09% for the S&P 500 Index (the "S&P Index") and -28.11% for the Lipper Large Cap Growth Index.

MARKET REVIEW

During 2002, domestic equities declined for a third straight year, the first time that has occurred since 1939 - 1941. Despite a rally during the fourth quarter, the S&P Index finished the year down more than 22%, its worst year since 1974. Growth stocks were particularly hard hit across the capitalization spectrum and weakness was especially pronounced in the traditional growth areas of technology, biotechnology and telecommunication services.

The Portfolio under performed the S&P Index for the year. Security selection and sector allocation both detracted from performance relative to the S&P Index. Of particular note, security selection was weak in consumer discretionary and industrials. Some major retailers turned in disappointing years. Industrial performance was dragged down by major companies. One company is an industrial conglomerate that

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Focus Equity Portfolio (cont'd)

was in the wake of Enron-related fears and comprised of a number of seemingly valuable businesses. Our portfolio managers liquidated the Portfolio's position during January when company management was considering spin-offs of the individual businesses. We viewed the diversified business as attractive. Spin-offs, in our opinion, would only dilute shareholder value. One major company experienced a cyclical downturn in its power systems business and its insurance business is down sharply as a result of a $1.4 billion restructuring charge. The other units of the company were not able to offset these events. In terms of allocation, three sectors figured prominently in the Portfolio's under performance. The Portfolio's underweight in energy detracted from performance. We found growth opportunities in exploration and production companies which we view as a hedge given the possibility of war. The underweight in financials had an adverse impact on performance. We favor diversified financial companies which demonstrate growth opportunities. The Portfolio's overweight in information technology detracted from relative performance. It was widely viewed that technology companies were poised for a second half recovery. Unfortunately, businesses chose to hold on to their capital and postponed technology spending. Stock selection within technology contributed to relative performance. The Portfolio's largest percentage of technology investments has positioned it to benefit from a possible recovery in technology and we believe these dominant players will continue to take market share from their smaller rivals. Health care represented the heaviest weight in the Portfolio and largest bet relative to the Index. In our view, pharmaceutical and biotechnology companies have compelling growth prospects. We take a portfolio approach to investing in this space by owning a number of companies.

MARKET OUTLOOK
We see signs of stabilization and are cautiously optimistic the economic recovery will continue. Recent data on purchasing activity are encouraging and we see early stage positives in areas such as advertising. Consumer spending has slowed somewhat, and in our view, what needs to unfold to sustain the recovery is a pickup in corporate spending. At this point, there is not a great deal of visibility for the vast number of companies we follow. Geo-political concerns around oil and the possibility of war continue to cast a cloud for individual companies and the markets in general. We continue to invest in a mix of stable and cyclical growth companies and at the margin will look to add beta to the Portfolio in anticipation of a recovery.

January 2003

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Focus Equity Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                            SHARES         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (94.3%)
CONSUMER DISCRETIONARY (11.2%)
MEDIA (2.8%)
Clear Channel Communications, Inc.                       (a)28,100     $   1,048
Univision Communications, Inc.                           (a)22,750           557
--------------------------------------------------------------------------------
                                                                           1,605
================================================================================
MULTILINE RETAIL (5.1%)
Kohl's Corp.                                             (a)11,675           653
Wal-Mart Stores, Inc.                                       45,800         2,314
--------------------------------------------------------------------------------
                                                                           2,967
================================================================================
SPECIALTY RETAIL (3.3%)
Bed Bath & Beyond, Inc.                                  (a)30,750         1,062
Lowe's Cos., Inc.                                           23,000           862
--------------------------------------------------------------------------------
                                                                           1,924
--------------------------------------------------------------------------------
                                                                           6,496
================================================================================
CONSUMER STAPLES (9.8%)
BEVERAGES (5.2%)
Anheuser Busch Cos., Inc.                                    9,300           450
Coca Cola Co. (The)                                         30,775         1,349
PepsiCo., Inc.                                              28,600         1,207
--------------------------------------------------------------------------------
                                                                           3,006
================================================================================
FOOD PRODUCTS (1.4%)
Kraft Foods, Inc., Class A                                  20,700           806
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (3.2%)
Procter & Gamble Co.                                        21,875         1,880
--------------------------------------------------------------------------------
                                                                           5,692
================================================================================
ENERGY (5.0%)
ENERGY EQUIPMENT & SERVICES (2.0%)
Baker Hughes, Inc.                                          35,800         1,152
--------------------------------------------------------------------------------
OIL & GAS (3.0%)
Exxon Mobil Corp.                                           49,500         1,730
--------------------------------------------------------------------------------
                                                                           2,882
================================================================================
FINANCIALS (12.5%)
DIVERSIFIED FINANCIALS (9.4%)
American Express Co.                                        21,550           762
Citigroup, Inc.                                             53,820         1,894
Federal Home Loan Mortgage Corp.                            47,000         2,775
--------------------------------------------------------------------------------
                                                                           5,431
================================================================================
INSURANCE (3.1%)
American International Group, Inc.                          30,875         1,786
--------------------------------------------------------------------------------
                                                                           7,217
================================================================================
HEALTH CARE (23.3%)
BIOTECHNOLOGY (2.3%)
Amgen, Inc.                                              (a)27,705         1,339
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.0%)
Medtronic, Inc.                                             25,100         1,145
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (3.1%)
AmerisourceBergen Corp.                                      9,450           513
UnitedHealth Group, Inc.                                    15,050         1,257
--------------------------------------------------------------------------------
                                                                           1,770
================================================================================
PHARMACEUTICALS (15.9%)
Eli Lilly & Co.                                             13,075     $     830
Johnson & Johnson                                           46,775         2,512
Merck & Co., Inc.                                           19,325         1,094
Pfizer, Inc.                                               123,100         3,763
Wyeth                                                       26,775         1,002
--------------------------------------------------------------------------------
                                                                           9,201
================================================================================
                                                                          13,455
================================================================================
INDUSTRIALS (9.9%)
AEROSPACE & DEFENSE (2.3%)
General Dynamics Corp.                                       6,675           530
Lockheed Martin Corp.                                       13,550           782
--------------------------------------------------------------------------------
                                                                           1,312
================================================================================
COMMERCIAL SERVICES & SUPPLIES (0.8%)
First Data Corp.                                            12,675           449
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES (6.8%)
3M Co.                                                       8,650         1,067
General Electric Co.                                       117,950         2,872
--------------------------------------------------------------------------------
                                                                           3,939
================================================================================
                                                                           5,700
================================================================================
INFORMATION TECHNOLOGY (22.2%)
COMMUNICATIONS EQUIPMENT (2.9%)
Cisco Systems, Inc.                                      (a)88,300         1,157
QUALCOMM, Inc.                                           (a)13,775           501
--------------------------------------------------------------------------------
                                                                           1,658
================================================================================
COMPUTERS & PERIPHERALS (4.7%)
Dell Computer Corp.                                      (a)43,025         1,150
Hewlett-Packard Co.                                         33,300           578
International Business Machines Corp.                       12,450           965
--------------------------------------------------------------------------------
                                                                           2,693
================================================================================
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
Jabil Circuit, Inc.                                      (a)13,670           245
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (6.3%)
Applied Materials, Inc.                                  (a)47,225           615
Intel Corp.                                                107,700         1,677
Linear Technology Corp.                                     16,025           412
Texas Instruments, Inc.                                     46,675           701
Xilinx, Inc.                                             (a)12,900           266
--------------------------------------------------------------------------------
                                                                           3,671
================================================================================
SOFTWARE (7.9%)
Microsoft Corp.                                          (a)72,300         3,738
Oracle Corp.                                             (a)74,375           803
--------------------------------------------------------------------------------
                                                                           4,541
================================================================================
                                                                          12,808
================================================================================
TELECOMMUNICATION SERVICES (0.4%)
WIRELESS TELECOMMUNICATION SERVICES (0.4%)
AT&T Wireless Services, Inc.                             (a)40,350           228
--------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $58,699)                                      54,478
================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Focus Equity Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

                                                              FACE
                                                            AMOUNT         VALUE
                                                             (000)         (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (6.5%)
REPURCHASE AGREEMENT (6.5%)
J.P. Morgan Securities, Inc., 1.05%,
 dated 12/31/02, due 1/2/03 (COST $3,767)               $ (f)3,767      $  3,767
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.8%) (COST $62,466)                                 58,245
================================================================================

                                                             VALUE
                                                             (000)
--------------------------------------------------------------------------------
OTHER ASSETS (4.7%)
 Cash                                                            1
 Receivable for Investments Sold                             2,642
 Dividends Receivable                                           50
 Receivable for Portfolio Shares Sold                            8
 Other                                                           1         2,702
--------------------------------------------------------------------------------
LIABILITIES (-5.5%)
 Payable for Investments Purchased                          (2,946)
 Investment Advisory Fees Payable                              (99)
 Payable for Portfolio Shares Redeemed                         (93)
 Directors' Fees and Expenses Payable                          (14)
 Administrative Fees Payable                                   (11)
 Custodian Fees Payable                                         (6)
 Distribution Fees, Class B                                     (4)
 Other Liabilities                                             (13)       (3,186)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                       $ 57,761
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                         $106,005
Undistributed Net Investment Income
 (Accumulated Net Investment Loss)                                           (13)
Accumulated Net Realized Gain (Loss)                                     (44,010)
Unrealized Appreciation (Depreciation) on Investments                     (4,221)
--------------------------------------------------------------------------------
NET ASSETS                                                              $ 57,761
================================================================================
CLASS A:
NET ASSETS                                                              $ 51,347
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 5,693,420 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                              $   9.02
================================================================================
CLASS B:
NET ASSETS                                                              $  6,414
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 724,920 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                              $   8.85
================================================================================

(a) -- Non-income producing security
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Small Company Growth Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

CONSUMER DISCRETIONARY              30.3%
TECHNOLOGY                          20.7%
HEALTH CARE                         14.9%
FINANCIAL SERVICES                   9.8%
PRODUCER DURABLES                    8.5%
OTHER                               15.8%

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT

           SMALL COMPANY GROWTH       RUSSELL 2000
              PORTFOLIO-CLASS A       GROWTH INDEX
1992                     500000             500000
1993                     500000             594396
1994                     496886             583555
1995                     662398             749582
1996                     687039             873220
1997                     765087            1068499
1998                     975792            1041304
1999                    1916943            1262685
2000                    1789581             979465
2001                    1571539             889060
2002                    1221544             620030

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE RUSSELL 2000 GROWTH INDEX(1)

                                           TOTAL RETURNS(2)
                               -----------------------------------------
                                                     AVERAGE ANNUAL
                                               -------------------------
                                  ONE           FIVE     TEN       SINCE
                                 YEAR          YEARS   YEARS   INCEPTION
------------------------------------------------------------------------
Portfolio - Class A(3)         (22.28)%         9.81%   9.34%      11.10%
Portfolio - Class B(4)         (22.44)          9.51     N/A        8.88
Index - Class A                (30.26)         (6.59)   2.62        4.47
Index - Class B                (30.26)         (6.59)    N/A       (1.61)

(1) The Russell 2000 Growth Index is a market capitalization - weighted index comprised of those companies of the Russell 3000 Index with higher forecasted growth values and higher price-to-book ratios.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on November 1, 1989
(4) Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Small Company Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. Investments in small sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

For the year ended December 31, 2002, the Portfolio had a total return of -22.28% for the Class A shares and -22.44% for the Class B shares compared to -30.26% for the Russell 2000 Growth Index (the "Index").

MARKET REVIEW
During 2002, domestic equities declined for a third straight year, the first time that has occurred since 1939 - 1941. The New Year began on a strong note, as investors were hopeful about the prospects for economic recovery, but that optimism quickly dissipated amid a growing number of headline accounting and corporate governance scandals. The viability of many companies and even entire industry groups also came into question, as 7 of the 12 largest U.S. bankruptcies ever took place during the year. Weak corporate profits, a slew of earnings warnings and misses, and a lack of encouraging forward guidance also contributed to market pessimism, as did investor concerns about geo-political issues overseas, particularly in the Middle East. The macroeconomic picture did show some signs of improvement, as evidenced by four

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Small Company Growth Portfolio (cont'd)

consecutive quarters of Gross Domestic Product growth, and interest rates fell to their lowest levels in 40 years. However, concerns remained about the psychology of the consumer, especially in light of unemployment levels which hit an 8 year high of 6%, and a sharp rise in energy prices.

The Portfolio outperformed the Index primarily as a result of stock selection, although sector allocation was a positive factor as well. Stock selection exceeded the Index in eight sectors, representing roughly 68% of the Portfolio, with the strongest contribution coming from consumer discretionary. A number of individual holdings within areas such as gaming, discount and specialty retail, education, radio, and consumer services showed solid business momentum, which became reflected in their stock prices. During the year, consumer discretionary represented our largest sector weighting and our largest overweight versus the Index. Many of the Portfolio's holdings are characterized by strong free cash flow generation and solid balance sheets, which we believe are desirable traits in an uncertain economy. The second half of the year represented a difficult environment for consumer-oriented companies, and we have generally attempted to own less economically sensitive stocks within the sector.

Stock selection was also favorable within health care. During the year, there were a large number of land mines within the sector, especially within biotechnology and pharmaceuticals, and we generally benefited from our underweights in these areas during the first half of the year. The Portfolio's better performing holdings tended to be more stable growth companies. We added somewhat to biotechnology during the second half of the year, as valuations became more compelling, and news flow for a number of companies became more positive. Other areas in which stock selection was strong included producer durables and consumer staples.

In terms of detractors, technology was the worst performing sector for the year for both the Index and the Portfolio. Stock selection lagged the benchmark sector, although our modest underweight had a slight offsetting positive impact. The sector was hurt by expectations at the beginning of the year for a strong second-half recovery in information technology spending, which did not materialize. With few exceptions, end demand did not pick up, and companies missed earnings and lowered guidance throughout the year. As the year progressed, our strategy was to focus on companies' earnings quality and balance sheet strength, as we sought companies that would be able to withstand the difficult environment. Financial services also detracted from performance, due to an underweight and unfavorable stock selection.

MARKET OUTLOOK
We see signs of stabilization and are cautiously optimistic that the economic recovery will continue. Recent data on purchasing activity are encouraging, and we see early stage positives in areas such as advertising. Consumer spending has slowed somewhat, and in our view, what needs to unfold to sustain the recovery is a pickup in corporate spending. At this point, there is not a great deal of visibility for the vast number of companies we follow. Geo-political concerns around oil and the possibility of war continue to cast a cloud for individual companies and the markets in general.

January 2003

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Small Company Growth Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                            SHARES         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (95.9%)
AUTO & TRANSPORTATION (0.2%)
TRUCKERS (0.2%)
Arkansas Best Corp.                                      (a)23,453     $     609
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (30.3%)
ADVERTISING AGENCIES (1.8%)
R.H. Donnelley Corp.                                    (a)177,977         5,216
--------------------------------------------------------------------------------
CASINOS & GAMBLING (4.9%)
Alliance Gaming Corp.                                   (a)104,300         1,776
GTECH Holdings Corp.                                    (a)285,169         7,945
Penn National Gaming, Inc.                              (a)284,350         4,510
--------------------------------------------------------------------------------
                                                                          14,231
================================================================================
COMMUNICATIONS & MEDIA (2.1%)
Media General, Inc., Class A                                65,725         3,940
Westwood One, Inc.                                       (a)60,325         2,254
--------------------------------------------------------------------------------
                                                                           6,194
================================================================================
CONSUMER ELECTRONICS (0.5%)
Activision, Inc.                                         (a)91,200         1,331
--------------------------------------------------------------------------------
EDUCATION SERVICES (1.2%)
Career Education Corp.                                   (a)50,850         2,034
Strayer Education, Inc.                                     23,600         1,357
--------------------------------------------------------------------------------
                                                                           3,391
================================================================================
HOTEL/MOTEL (0.6%)
Orient-Express Hotels Ltd., Class A                     (a)132,150         1,784
--------------------------------------------------------------------------------
HOUSEHOLD FURNISHINGS (0.5%)
Furniture Brands International, Inc.                     (a)60,357         1,439
--------------------------------------------------------------------------------
PUBLISHING: NEWSPAPERS (1.0%)
Pulitzer, Inc.                                              64,969         2,920
--------------------------------------------------------------------------------
RADIO & TV BROADCASTERS (1.3%)
Radio One, Inc., Class D                                (a)251,336         3,627
--------------------------------------------------------------------------------
RESTAURANTS (2.7%)
CBRL Group, Inc.                                           100,300         3,022
P.F. Chang's China Bistro, Inc.                          (a)49,350         1,792
Sonic Corp.                                             (a)141,738         2,904
--------------------------------------------------------------------------------
                                                                           7,718
================================================================================
RETAIL (7.9%)
Abercrombie & Fitch Co., Class A                        (a)130,500         2,670
Chico's FAS, Inc.                                       (a)122,750         2,321
Cost Plus, Inc.                                          (a)22,950           658
Dick's Sporting Goods, Inc.                             (a)156,700         3,009
Fred's, Inc.                                               115,575         2,971
HOT Topic, Inc.                                         (a)124,700         2,853
J. Jill Group, Inc. (The)                               (a)207,861         2,906
Kirkland's, Inc.                                        (a)127,450         1,440
Krispy Kreme Doughnuts, Inc.                             (a)44,900         1,516
Tractor Supply Co.                                       (a)70,800         2,662
--------------------------------------------------------------------------------
                                                                          23,006
================================================================================
SERVICES: COMMERCIAL (4.9%)
AMN Healthcare Services, Inc.                            (a)79,800         1,349
Arbitron, Inc.                                           (a)96,025         3,217
Corporate Executive Board Co. (The)                     (a)257,399         8,216
G & K Services, Inc., Class A                               43,050         1,524
--------------------------------------------------------------------------------
                                                                          14,306
================================================================================
TEXTILE APPAREL MANUFACTURERS (0.9%)
Coach, Inc.                                              (a)83,199     $   2,739
--------------------------------------------------------------------------------
                                                                          87,902
================================================================================
CONSUMER STAPLES (2.9%)
FOODS (2.9%)
Dreyer's Grand Ice Cream, Inc.                              43,050         3,055
International Multifoods Corp.                           (a)35,100           744
J & J Snack Foods Corp.                                 (a)130,724         4,668
--------------------------------------------------------------------------------
                                                                           8,467
================================================================================
FINANCIAL SERVICES (9.8%)
BANKS: OUTSIDE NEW YORK CITY (2.4%)
Doral Financial Corp.                                      168,750         4,826
Southwest Bancorp. of Texas, Inc.                        (a)70,550         2,033
--------------------------------------------------------------------------------
                                                                           6,859
================================================================================
FINANCIAL MISCELLANEOUS (4.6%)
Hilb, Rogal & Hamilton Co.                                 109,200         4,466
Interactive Data Corp.                                  (a)645,875         8,881
--------------------------------------------------------------------------------
                                                                          13,347
================================================================================
INSURANCE: LIFE (1.4%)
Stancorp Financial Group, Inc.                              82,525         4,031
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT COMPANIES (1.4%)
Affiliated Managers Group                                (a)44,700         2,248
Investment Technology Group, Inc.                        (a)43,600           975
W. P. Stewart & Co., Ltd.                                   52,100           934
--------------------------------------------------------------------------------
                                                                           4,157
================================================================================
                                                                          28,394
================================================================================
HEALTH CARE (14.9%)
BIOTECHNOLOGY RESEARCH & PRODUCTION (3.0%)
Celgene Corp.                                            (a)66,950         1,437
InterMune, Inc.                                          (a)31,050           792
Taro Pharmaceuticals Industries Ltd.                     (a)95,400         3,587
Telik, Inc.                                             (a)249,475         2,909
--------------------------------------------------------------------------------
                                                                           8,725
================================================================================
DRUGS & PHARMACEUTICALS (1.9%)
Array Biopharma, Inc.                                   (a)226,940         1,259
Regeneron Pharmaceuticals, Inc.                         (a)107,325         1,987
Scios, Inc.                                              (a)65,000         2,118
--------------------------------------------------------------------------------
                                                                           5,364
================================================================================
HEALTH CARE FACILITIES (0.8%)
Community Health Systems, Inc.                          (a)107,691         2,217
--------------------------------------------------------------------------------
HEALTH CARE SERVICES (2.8%)
Accredo Health, Inc.                                    (a)123,853         4,366
Stericycle, Inc.                                        (a)119,375         3,865
--------------------------------------------------------------------------------
                                                                           8,231
================================================================================
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (2.3%)
Cooper Cos., Inc.                                           99,936         2,500
Techne Corp.                                             (a)45,870         1,311
Viasys Healthcare, Inc.                                  (a)94,425         1,406
Wright Medical Group, Inc.                               (a)85,450         1,492
--------------------------------------------------------------------------------
                                                                           6,709
================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Small Company Growth Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                            SHARES         (000)
--------------------------------------------------------------------------------
HEALTH CARE (CONT'D)
MEDICAL SERVICES (0.6%)
Inveresk Research Group, Inc.                            (a)41,050     $     886
Laboratory Corp. of America Holdings                          (a)1           @--
Specialty Laboratories, Inc.                             (a)87,450           845
--------------------------------------------------------------------------------
                                                                           1,731
================================================================================
MISCELLANEOUS HEALTH CARE (3.5%)
Allos Therapeutics                                      (a)276,412         2,079
Amylin Pharmaceuticals, Inc.                             (a)97,300         1,570
CV Therapeutics, Inc.                                    (a)42,675           778
Neurocrine Biosciences, Inc.                             (a)16,550           756
NPS Pharmaceuticals, Inc.                               (a)147,200         3,705
Trimeris, Inc.                                           (a)31,850         1,372
--------------------------------------------------------------------------------
                                                                          10,260
================================================================================
                                                                          43,237
================================================================================
MATERIALS & PROCESSING (1.4%)
CHEMICALS (1.2%)
Albemarle Corp.                                            127,500         3,627
--------------------------------------------------------------------------------
METALS & MINERALS MISCELLANEOUS (0.2%)
Liquidmetal Technologies                                 (a)59,300           610
--------------------------------------------------------------------------------
                                                                           4,237
================================================================================
OTHER ENERGY (6.0%)
ENERGY MISCELLANEOUS (5.2%)
Chesapeake Energy Corp.                                    458,800         3,551
Frontier Oil Corp.                                         104,800         1,805
Patterson-UTI Energy, Inc.                              (a)150,225         4,532
Pioneer Natural Resources Co.                           (a)205,950         5,200
--------------------------------------------------------------------------------
                                                                          15,088
================================================================================
OIL: CRUDE PRODUCERS (0.8%)
Petroquest Energy, Inc.                                 (a)544,875         2,261
--------------------------------------------------------------------------------
                                                                          17,349
================================================================================
PRODUCER DURABLES (8.5%)
AEROSPACE (2.5%)
Alliant Techsystems, Inc.                                (a)35,637         2,222
Moog, Inc., Class A                                      (a)71,775         2,228
MTC Technologies, Inc.                                   (a)55,450         1,403
United Defense Industries, Inc.                          (a)62,175         1,448
--------------------------------------------------------------------------------
                                                                           7,301
================================================================================
ELECTRONICS: INSTRUMENTS GAUGES & METERS (0.8%)
Fisher Scientific International, Inc.                    (a)79,675         2,397
--------------------------------------------------------------------------------
HOMEBUILDING (1.6%)
NVR, Inc.                                                (a)13,900         4,525
--------------------------------------------------------------------------------
INDUSTRIAL PRODUCTS (0.6%)
Maverick Tube Corp.                                     (a)136,300         1,776
--------------------------------------------------------------------------------
MACHINERY & ENGINEERING (1.5%)
AGCO Corp.                                              (a)196,125         4,334
--------------------------------------------------------------------------------
MANUFACTURING (0.7%)
Actuant Corp., Class A                                   (a)20,550           955
Griffon Corp.                                            (a)86,850         1,183
--------------------------------------------------------------------------------
                                                                           2,138
================================================================================
PRODUCTION TECHNOLOGY EQUIPMENT (0.8%)
Cymer, Inc.                                              (a)66,550     $   2,146
--------------------------------------------------------------------------------
                                                                          24,617
================================================================================
TECHNOLOGY (20.4%)
COMMUNICATIONS TECHNOLOGY (1.2%)
Adtran, Inc.                                             (a)19,300           635
Advanced Fibre Communications, Inc.                      (a)66,150         1,103
Extreme Networks, Inc.                                  (a)200,075           654
Foundry Networks, Inc.                                  (a)177,050         1,247
--------------------------------------------------------------------------------
                                                                           3,639
================================================================================
COMPUTER SERVICES SOFTWARE & SYSTEMS (13.6%)
Forrester Research, Inc.                                (a)188,020         2,928
Global Payments, Inc.                                      133,375         4,269
Hyperion Solutions Corp.                                 (a)32,550           836
Imation Corp.                                            (a)37,450         1,314
Informatica Corp.                                       (a)522,300         3,008
Internet Security Systems                                (a)52,100           955
J.D. Edwards & Co.                                      (a)102,000         1,151
Mercury Interactive Corp.                                (a)65,900         1,954
NetIQ Corp.                                              (a)70,175           867
Precise Software Solutions Ltd.                         (a)185,300         3,059
Quest Software, Inc.                                    (a)172,100         1,774
Rational Software Corp.                                 (a)233,650         2,428
Secure Computing Corp.                                  (a)121,100           776
SRA International, Inc., Class A                         (a)54,825         1,485
Storage Technology Corp.                                (a)206,595         4,425
TIBCO Software, Inc.                                    (a)474,075         2,930
United Online, Inc.                                      (a)96,950         1,545
Verint Systems, Inc.                                     (a)68,500         1,382
VeriSign, Inc.                                           (a)81,600           654
Vignette Corp.                                        (a)1,429,175         1,754
--------------------------------------------------------------------------------
                                                                          39,494
================================================================================
COMPUTER TECHNOLOGY (1.6%)
Emulex Corp.                                            (a)103,373         1,918
SanDisk Corp.                                           (a)131,675         2,673
--------------------------------------------------------------------------------
                                                                           4,591
================================================================================
ELECTRONICS (0.3%)
Kopin Corp.                                             (a)197,372           774
--------------------------------------------------------------------------------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS (3.7%)
ASM International N.V.                                  (a)110,815         1,429
Exar Corp.                                              (a)108,700         1,348
Intersil Corp., Class A                                 (a)129,150         1,800
Marvell Technology Group Ltd.                            (a)83,500         1,575
Micrel, Inc.                                             (a)91,950           826
Skyworks Solutions, Inc.                                (a)292,116         2,518
Triquint Semiconductor, Inc.                            (a)294,125         1,247
--------------------------------------------------------------------------------
                                                                          10,743
================================================================================
                                                                          59,241
================================================================================
UTILITIES (1.5%)
UTILITIES: TELECOMMUNICATIONS (1.5%)
Commonwealth Telephone Enterprises, Inc.                 (a)58,525         2,098
IDT Corp., Class B                                      (a)149,350         2,316
--------------------------------------------------------------------------------
                                                                           4,414
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Small Company Growth Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                            SHARES         (000)
--------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $285,798)                                  $ 278,467
================================================================================
PREFERRED STOCK (0.3%)
TECHNOLOGY (0.3%)
COMPUTER TECHNOLOGY (0.3%)
Warp Solution, Inc., Series A (COST $785)          (a)(i)1,163,108           879
--------------------------------------------------------------------------------

                                                              FACE
                                                            AMOUNT
                                                             (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.2%)
REPURCHASE AGREEMENT (4.2%)
J.P. Morgan Securities, Inc., 1.05%,
  dated 12/31/02, due 1/2/03
  (COST $12,376)                                   $     (f)12,376        12,376
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%) (COST $298,959)                               291,722
================================================================================

                                                             VALUE
                                                             (000)
--------------------------------------------------------------------------------
OTHER ASSETS (0.4%)
  Cash                                                           1
  Receivable for Investments Sold                              603
  Receivable for Portfolio Shares Sold                         531
  Dividends Receivable                                          50
  Other                                                          9         1,194
--------------------------------------------------------------------------------
LIABILITIES (-0.8%)
  Payable for Portfolio Shares
    Redeemed                                                  (900)
  Payable for Investments Purchased                           (768)
  Investment Advisory Fees Payable                            (583)
  Distribution Fees, Class B                                  (124)
  Administrative Fees Payable                                  (44)
  Directors' Fees and Expenses Payable                         (11)
  Custodian Fees Payable                                       (10)
  Other Liabilities                                            (23)       (2,463)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                      $ 290,453
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                        $ 396,217
Undistributed Net Investment Income
  (Accumulated Net Investment Loss)                                          (10)
Accumulated Net Realized Gain (Loss)                                     (98,517)
Unrealized Appreciation (Depreciation) on Investments                     (7,237)
--------------------------------------------------------------------------------
NET ASSETS                                                             $ 290,453
================================================================================

                                                                           VALUE
                                                                           (000)
--------------------------------------------------------------------------------
CLASS A:
NET ASSETS                                                             $  74,554
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 9,936,752 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $    7.50
================================================================================
CLASS B:
NET ASSETS                                                             $ 215,899
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 29,727,815 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $    7.26
================================================================================

(a) -- Non-income producing security
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(i) -- Restricted security valued at fair value and not registered under the Securities Act of 1933. Acquired 12/99 and 7/00 at a cost of $402,000 and $383,000, respectively. At December 31, 2002, this security had an aggregate market value of $879,000, representing 0.3% of net assets.
 @ --  Value is less than $500.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Technology Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

SOFTWARE                                 26.4%
SEMICONDUCTOR EQUIPMENT & PRODUCTS       25.7%
COMMUNICATIONS EQUIPMENT                 12.8%
COMPUTERS & PERIPHERALS                   8.8%
INTERNET SOFTWARE & SERVICES              8.2%
OTHER                                    18.1%

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $250,000** INVESTMENT

        TECHNOLOGY PORTFOLIO - CLASS A     TECHNOLOGY PORTFOLIO - CLASS B   NASDAQ COMPOSITE INDEX
*                               250000                              50000                   250000
1996                            267750                              53550                   270325
1997                            367540                              73310                   328823
1998                            565645                             112545                   459136
1999                           1474184                             292910                   852111
2000                           1139984                             225952                   517316
2001                            594046                             117518                   408421
2002                            311458                              61556                   279646

 * Commenced operations on September 16, 1996

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different fees assessed to that class. The NASDAQ Composite Index value at December 31, 2002 assumes a minimum investment of $250,000; if a minimum initial investment of $50,000 (the minimum investment for Class B shares) is assumed, the value at December 31, 2002 would be $55,929.

PERFORMANCE COMPARED TO THE NASDAQ COMPOSITE INDEX AND THE S&P 500 INDEX(1)

                                          TOTAL RETURNS(2)
                                  ---------------------------------
                                                   AVERAGE ANNUAL
                                              ---------------------
                                      ONE         FIVE        SINCE
                                     YEAR        YEARS    INCEPTION
-------------------------------------------------------------------
Portfolio - Class A(3)             (47.57)%      (3.26)        3.56%
Portfolio - Class B(3)             (47.62)       (3.40)        3.37
NASDAQ Composite Index             (31.53)       (3.19)        1.80
S&P 500 Index                      (22.09)       (0.58)        5.63

(1) The NASDAQ Composite Index is a market capitalization - weighted index comprised of all common stocks listed on the NASDAQ Stock Market. The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity, and industry group representation.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on September 16, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Technology Portfolio seeks long-term capital appreciation by investing primarily in equity securities of companies that the investment adviser expects will benefit from their involvement in technology and technology-related industries. The Portfolio's concentration in the technology sector makes it subject to greater risk and volatility than portfolios that are more diversified, and the value of its shares may be substantially affected by economic events. In addition, the Portfolio may invest up to 35% of its total assets in the equity or fixed income securities of foreign issuers.

For the year ended December 31, 2002, the Portfolio had a total return of -47.57% for the Class A shares and -47.62% for the Class B shares compared to -31.53% for the NASDAQ Composite Index (the "Index") and -22.09% for the S&P 500 Index.

MARKET REVIEW
During 2002, domestic equities declined for a third straight year, the first time that has occurred since 1939 - 1941. Despite a rally during the fourth quarter, the S&P 500 finished the year down more than 22%, its worst year since 1974. Growth stocks were particularly hard hit across the capitalization spectrum and weakness was especially pronounced in the traditional growth areas of technology, biotechnology and telecommunication services.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Technology Portfolio (cont'd)

Our strategy in 2002 was to attempt to be more defensive in the face of extreme volatility and poor conditions for the technology sector. In retrospect, most of the moves we made were correct, but were not enough to offset the exposure to higher beta, premium valuation, and lower capitalization names. From a capitalization perspective, we increased the Portfolio weight in larger cap names, as the mid and small cap names we typically favor were hit harder in the downturn. The Portfolio increased its exposure to the largest names that dominate the Index, within its constraints on exposure to individual issues. The Portfolio held fewer names, concentrating in the names where we had the greatest conviction in the business model and underlying fundamentals. The Portfolio owned lower beta names in several areas, including information technology outsourcing, and payroll and transaction processors, and cut back on some of the highest beta areas such as communication integrated circuits, which were particularly volatile.

The sector emphasis in the Portfolio was fairly stable over the year. The Portfolio's biggest exposure was to semi-conductors, the only large area of the market that remained profitable even through the worst of the downturn. There was an inventory build-up in the first quarter, which benefited the names; however subsequent weakness was driven by the lack of end demand. Going into the end of last year, inventories were again lean, and semi-conductors are a necessary component for every area of technology, regardless of which area leads the recovery. We increased the Portfolio's exposure to semiconductors in the fourth quarter. The Portfolio's second largest exposure was in software. Software is a highly leveraged growth play, as there are no inventories to maintain and the businesses are highly scaleable as a result. Software was hurt by a lack of business visibility as companies deferred purchases. We tended to favor companies involved in smaller deal sizes, as large contracts were virtually nonexistent. Enterprise software, specifically in the areas of security and integration, were areas of emphasis in the Portfolio. Both corporate and government spending should be positive for selected software companies which we added in the fourth quarter. Throughout the year, the Portfolio was underweight in telecommunications, with the exception of its exposure to one major company. In our view, the workout in telecommunications will take years because there still is an excess of capacity and companies that impedes recovery in this area.

MARKET OUTLOOK
In our view, the significant economic stimulus that the Federal Reserve has provided will be a positive catalyst for the economic recovery. We are cautiously optimistic that the recovery in technology may happen sooner than the consensus expectations for the second half of this year. The consolidations, we are seeing, are signals usually seen at bottoming inflection points. Of concern is the geo-political overhang, most notably oil and the threat of war, which could destabilize or postpone the recovery.

January 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Technology Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                            SHARES         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (93.8%)
INFORMATION TECHNOLOGY (81.8%)
COMMUNICATIONS EQUIPMENT (12.8%)
Cisco Systems, Inc.                                      (a)85,950     $   1,126
Emulex Corp.                                             (a)15,225           282
Extreme Networks, Inc.                                   (a)18,650            61
Finisar Corp.                                            (a)54,725            52
McData Corp., Class A                                    (a)27,975           199
Motorola, Inc.                                              24,875           215
QUALCOMM, Inc.                                           (a)25,075           913
--------------------------------------------------------------------------------
                                                                           2,848
================================================================================
COMPUTERS & PERIPHERALS (8.8%)
Dell Computer Corp.                                      (a)22,000           588
EMC Corp.                                                (a)38,150           234
Hewlett-Packard Co.                                         29,750           517
Network Appliance, Inc.                                  (a)25,125           251
SanDisk Corp.                                            (a)12,925           263
Sun Microsystems, Inc.                                   (a)32,550           101
--------------------------------------------------------------------------------
                                                                           1,954
================================================================================
ELECTRONIC EQUIPMENT & INSTRUMENTS (3.6%)
Amphenol Corp., Class A                                   (a)1,725            66
Flextronics International Ltd.                           (a)17,375           142
Jabil Circuit, Inc.                                       (a)4,750            85
Micrel, Inc.                                             (a)13,025           117
QLogic Corp.                                             (a)11,025           380
--------------------------------------------------------------------------------
                                                                             790
================================================================================
INTERNET SOFTWARE & SERVICES (3.2%)
TIBCO Software, Inc.                                     (a)45,450           281
VeriSign, Inc.                                           (a)19,200           154
Vignette Corp.                                          (a)131,100           161
Yahoo!, Inc.                                              (a)7,675           125
--------------------------------------------------------------------------------
                                                                             721
================================================================================
IT CONSULTING & SERVICES (1.3%)
Internet Security Systems                                 (a)8,000           147
SunGard Data Systems, Inc.                                (a)5,925           139
--------------------------------------------------------------------------------
                                                                             286
================================================================================
SEMICONDUCTOR EQUIPMENT & PRODUCTS (25.7%)
Advanced Micro Devices, Inc.                             (a)15,700           102
Altera Corp.                                             (a)36,025           444
Analog Devices, Inc.                                     (a)10,200           244
Applied Materials, Inc.                                  (a)25,775           336
Broadcom Corp., Class A                                  (a)12,375           186
Conexant Systems, Inc.                                   (a)25,975            42
Cymer, Inc.                                               (a)3,200           103
Intel Corp.                                                 89,850         1,399
Intersil Corp., Class A                                  (a)29,125           406
KLA-Tencor Corp.                                          (a)4,450           157
Kopin Corp.                                              (a)86,050           337
Linear Technology Corp.                                      9,300           239
Marvell Technology Group Ltd.                             (a)5,250            99
Maxim Integrated Products, Inc.                              9,850           326
Microchip Technology, Inc.                                   4,800           117
Novellus Systems, Inc.                                   (a)11,000           309
Skyworks Solutions, Inc.                                 (a)19,187           165
STMicroelectronics NV (NY Shares)                            5,300     $     104
Texas Instruments, Inc.                                     10,600           159
Triquint Semiconductor, Inc.                             (a)13,875            59
Xilinx, Inc.                                             (a)18,200           375
--------------------------------------------------------------------------------
                                                                           5,708
================================================================================
SOFTWARE (26.4%)
Adobe Systems, Inc.                                          8,300           206
BEA Systems, Inc.                                        (a)41,025           471
Computer Associates International, Inc.                      6,275            85
Electronic Arts, Inc.                                       (a)875            44
Informatica Corp.                                        (a)38,395           221
Intuit, Inc.                                              (a)6,375           299
Mercury Interactive Corp.                                 (a)9,700           288
Microsoft Corp.                                          (a)39,175         2,025
Networks Associates, Inc.                                (a)14,500           233
Oracle Corp.                                             (a)74,825           808
Peoplesoft, Inc.                                         (a)11,100           203
Quest Software, Inc.                                     (a)17,800           183
SAP AG ADR                                                   4,500            88
Siebel Systems, Inc.                                      (a)7,800            58
Symantec Corp.                                            (a)7,650           310
VERITAS Software Corp.                                   (a)21,825           341
--------------------------------------------------------------------------------
                                                                           5,863
================================================================================
                                                                          18,170
================================================================================
CONSUMER DISCRETIONARY (0.5%)
SPECIALTY RETAIL (0.5%)
CDW Computer Centers, Inc.                                (a)2,275           100
--------------------------------------------------------------------------------
HEALTH CARE (7.4%)
BIOTECHNOLOGY (6.9%)
Amgen, Inc.                                              (a)10,810           522
Celgene Corp.                                             (a)7,175           154
Exelixis, Inc.                                           (a)23,775           190
Gilead Sciences, Inc.                                     (a)7,050           240
Idec Pharmaceuticals Corp.                                (a)4,875           162
Medimmune, Inc.                                           (a)3,625            98
Regeneron Pharmaceuticals, Inc.                           (a)9,400           174
--------------------------------------------------------------------------------
                                                                           1,540
================================================================================
HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Bruker Daltonics, Inc.                                   (a)23,200           113
--------------------------------------------------------------------------------
                                                                           1,653
================================================================================
INDUSTRIALS (2.2%)
COMMERCIAL SERVICES & SUPPLIES (2.2%)
Affiliated Computer Services, Inc., Class A               (a)2,400           126
Apollo Group, Inc., Class A                               (a)5,130           226
BISYS Group, Inc. (The)                                   (a)3,525            56
Concord EFS, Inc.                                         (a)5,350            84
--------------------------------------------------------------------------------
                                                                             492
================================================================================
TELECOMMUNICATION SERVICES (1.9%)
WIRELESS TELECOMMUNICATION SERVICES (1.9%)
AT&T Wireless Services, Inc.                             (a)43,200           244
Nextel Communications, Inc., Class A                     (a)14,600           169
--------------------------------------------------------------------------------
                                                                             413
================================================================================
  TOTAL COMMON STOCKS (COST $30,057)                                      20,828
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Technology Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                            SHARES         (000)
--------------------------------------------------------------------------------
PREFERRED STOCK (5.0%)
INFORMATION TECHNOLOGY (5.0%)
INTERNET SOFTWARE & SERVICES (5.0%)
Warp Solutions, Inc., Series A (COST $804)         (a)(i)1,480,824     $   1,119
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.8%) (COST $30,861)                                  21,947
================================================================================

                                                             VALUE
                                                             (000)
--------------------------------------------------------------------------------
OTHER ASSETS (2.7%)
  Receivable for Investments Sold                       $      597
  Dividends Receivable                                           3
  Other                                                          1           601
--------------------------------------------------------------------------------
LIABILITIES (-1.5%)
  Bank Overdraft Payable                                      (140)
  Payable for Portfolio Shares Redeemed                        (92)
  Investment Advisory Fees Payable                             (57)
  Payable for Investments Purchased                            (32)
  Administrative Fees Payable                                   (6)
  Directors' Fees and Expenses Payable                          (5)
  Custodian Fees Payable                                        (3)
  Distribution Fees, Class B                                    (1)
  Other Liabilities                                             (9)         (345)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                      $  22,203
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                        $ 115,932
Undistributed Net Investment Income
  (Accumulated Net Investment Loss)                                           (5)
Accumulated Net Realized Gain (Loss)                                     (84,810)
Unrealized Appreciation (Depreciation) on Investments                     (8,914)
--------------------------------------------------------------------------------
NET ASSETS                                                             $  22,203
================================================================================
CLASS A:
NET ASSETS                                                             $  20,331
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 3,038,483 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $    6.69
================================================================================
CLASS B:
NET ASSETS                                                             $   1,872
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 283,093 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $    6.61
================================================================================

(a) -- Non-income producing security
(i) -- Restricted security valued at fair value and not registered under the Securities Act of 1933. Acquired 12/99 at a cost of $804,000. At December 31, 2002, this security had a market value of $1,119,000, representing 5.0% of net assets.
ADR -- American Depositary Receipts

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

U.S. Real Estate Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

RESIDENTIAL APARTMENTS              20.8%
RETAIL REGIONAL MALLS               18.8%
OFFICE                              16.9%
LODGING/RESORTS                     11.1%
INDUSTRIAL                           8.3%
OTHER                               24.1%

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT

        U.S. REAL ESTATE PORTFOLIO CLASS A    NAREIT EQUITY INDEX
*                                   500000                 500000
1995                                605350                 572300
1996                                844826                 780617
1997                               1078167                 939004
1998                                945660                 774678
1999                                931664                 738888
2000                               1207902                 933659
2001                               1319875                1063718
2002                               1322251                1104352

 * Commenced operations on February 24, 1995

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS (NAREIT) EQUITY INDEX(1)

                                         TOTAL RETURNS(2)
                                --------------------------------
                                                AVERAGE ANNUAL
                                           ---------------------
                                  ONE         FIVE         SINCE
                                 YEAR        YEARS     INCEPTION
----------------------------------------------------------------
Portfolio - Class A(3)           0.18%        4.16%        13.19%
Portfolio - Class B(4)          (0.07)        3.88         11.38
Index - Class A                  3.82         3.30         10.57
Index - Class B                  3.82         3.30          9.72

(1) The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on February 24, 1995
(4) Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio's concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified, and the value of its shares may be substantially affected by economic events in the real estate industry.

For the year ended December 31, 2002, the Portfolio had a total return of 0.18% for the Class A shares and -0.07% for the Class B shares compared to 3.82% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (the "Index").

MARKET REVIEW
REIT shares dramatically outperformed the broader equity indexes. REIT returns can be divided into three distinct periods. In the first half of the year, REITs gained 13.7% while the broader market declined. In the third quarter, REITs declined along with the broader market as it appeared that deteriorating occupancies and rents caught up with the sector. In the fourth quarter, REITs were flat while the broader market surged.

From an attribution perspective, the bulk of the underperformance came from sector allocation. The larger

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

U.S. Real Estate Portfolio (cont'd)

detractions came from an overweight to the hotel, apartment and office sectors. The cause for the weakness in these sectors was the weaker than expected economic recovery, which resulted in a lack of meaningful job growth and continued weakness in business confidence. In contrast, the retail sector experienced favorable demand from tenants. Thus, the favorable attribution from the overweight of the mall sub-sector was primarily offset by an underweight to the strip shopping center sub-sector, where we view the stocks as expensive and vulnerable to the more successful discount stores.

We continued to shape the Portfolio with companies offering attractive fundamental valuations relative to their underlying real estate value. We reduced our position in apartments due to continued supply and weak levels of demand. We retained a significant overweight in the hotel sector where we are finding 30% to 40% discounts to asset value. We reduced our weight in the office sector and continue to favor urban assets, which feature longer lease terms. We increased our overweighting to the malls, where we continue to see good relative value.

MARKET OUTLOOK
Given the dramatic slowdown in new construction of real estate, we expect to see occupancy rates, rental levels, and property values to recover when demand recovers. There is some risk that non-dedicated real estate investors may rotate out of REITs and into early cyclical stocks that are likely to benefit more in the beginning stages of an economic recovery. However, since the sector is already trading on par with underlying asset value, we believe share price declines would result in additional corporate share repurchases, which would support valuations.

January 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.
U.S. Real Estate Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                            SHARES         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.3%)
REAL ESTATE (97.3%)
DIVERSIFIED (1.8%)
Frontline Capital Group                            (a)(d)1,179,600     $     @--
Vornado Realty Trust REIT                                  336,800        12,529
--------------------------------------------------------------------------------
                                                                          12,529
================================================================================
HEALTH CARE (0.6%)
Ventas, Inc. REIT                                          340,600         3,900
--------------------------------------------------------------------------------
INDUSTRIAL (8.3%)
AMB Property Corp. REIT                                    966,600        26,446
ProLogis Trust REIT                                      1,216,999        30,608
--------------------------------------------------------------------------------
                                                                          57,054
================================================================================
LODGING/RESORTS (10.3%)
Hilton Hotels Corp.                                      1,214,300        15,434
Host Marriot Corp. REIT                               (a)2,796,300        24,747
Innkeepers USA Trust REIT                                   27,100           208
Interstate Hotels & Resorts, Inc.                        (a)28,830           138
John Q. Hammons Hotels, Inc.                            (a)103,500           572
Starwood Hotels & Resorts Worldwide, Inc.                1,229,093        29,179
Wyndham International, Inc., Class A                  (a)1,468,154           338
--------------------------------------------------------------------------------
                                                                          70,616
================================================================================
MIXED (1.0%)
Kilroy Realty Corp. REIT                                   311,200         7,173
--------------------------------------------------------------------------------
OFFICE (16.4%)
Arden Realty, Inc. REIT                                  1,118,300        24,771
Beacon Capital Partners, Inc.                        (a)(i)335,100         1,743
Boston Properties, Inc. REIT                               848,450        31,274
Equity Office Properties Trust REIT                      1,294,367        32,333
Mack-Cali Realty Corp. REIT                                 66,700         2,021
Reckson Associates Realty Corp. REIT                       323,500         6,810
SL Green Realty Corp. REIT                                 274,400         8,671
Trizec Properties, Inc. REIT                               528,400         4,962
--------------------------------------------------------------------------------
                                                                         112,585
================================================================================
OTHER (6.9%)
Atlantic Gulf Communities Corp.                      (a)(i)140,284           @--
Brookfield Properties Corp.                              2,096,301        42,345
Internap Network Services Corp.                          (a)18,427             7
Pacific Gulf Properties, Inc.                           (d)413,000            10
Wellsford Real Properties, Inc.                         (a)305,949         4,822
--------------------------------------------------------------------------------
                                                                          47,184
================================================================================
RESIDENTIAL APARTMENTS (20.8%)
Amli Residential Properties Trust REIT                     139,000         2,958
Apartment Investment & Management Co.,
  Class A REIT                                             494,500        18,534
Archstone-Smith Trust REIT                               1,344,196        31,642
AvalonBay Communities, Inc. REIT                         1,064,962        41,683
Equity Residential REIT                                  1,126,480        27,689
Essex Property Trust, Inc. REIT                            343,400        17,462
Gables Residential Trust REIT                               69,200         1,725
Post Properties, Inc. REIT                                  43,100         1,030
Summit Properties, Inc. REIT                                26,100           464
--------------------------------------------------------------------------------
                                                                         143,187
================================================================================
RESIDENTIAL MANUFACTURED HOMES (3.4%)
Chateau Communities, Inc. REIT                             546,152     $  12,561
Manufactured Home Communities, Inc. REIT                   221,800         6,572
Sun Communities, Inc. REIT                                 107,000         3,913
--------------------------------------------------------------------------------
                                                                          23,046
================================================================================
RETAIL REGIONAL MALLS (18.8%)
Forest City Enterprises, Inc., Class A                      84,100         2,805
General Growth Properties, Inc. REIT                       483,900        25,163
Macerich Co. (The) REIT                                     43,000         1,322
Rouse Co. (The) REIT                                     1,074,200        34,052
Simon Property Group, Inc. REIT                          1,448,700        49,357
Taubman Centers, Inc. REIT                               1,013,678        16,452
--------------------------------------------------------------------------------
                                                                         129,151
================================================================================
RETAIL STRIP CENTERS (4.0%)
Burnham Pacific Property, Inc.                          (d)113,290           110
Chelsea Property Group, Inc. REIT                            6,400           213
Federal Realty Investment Trust REIT                       809,400        22,760
JDN Realty Corp. REIT                                          473             5
Regency Centers Corp. REIT                                 136,300         4,329
--------------------------------------------------------------------------------
                                                                          27,417
================================================================================
SELF STORAGE (5.0%)
Public Storage, Inc. REIT                                  676,590        21,861
Shurgard Storage Centers, Inc., Class A REIT               404,600        12,680
--------------------------------------------------------------------------------
                                                                          34,541
================================================================================
  TOTAL COMMON STOCKS (COST $658,639)                                    668,383
================================================================================
PREFERRED STOCKS (1.3%)
REAL ESTATE (1.3%)
LODGING/RESORTS (0.8%)
Wyndham International, Inc., Series I                    (d)79,846         5,766
--------------------------------------------------------------------------------
OFFICE (0.5%)
Wyndham International, Inc., Series II                   (d)42,734         3,233
--------------------------------------------------------------------------------
OTHER (0.0%)
Atlantic Gulf Communities Corp., Series B            (a)(d)107,021           @--
--------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $6,570)                                     8,999
================================================================================
CONVERTIBLE PREFERRED STOCK (0.0%)
REAL ESTATE (0.0%)
OTHER (0.0%)
Atlantic Gulf Communities Corp., Series B
  (COST $758)                                         (a)(d)75,765           @--
================================================================================

                                                             NO.OF
                                                          WARRANTS
--------------------------------------------------------------------------------
WARRANTS (0.0%)
REAL ESTATE (0.0%)
OTHER (0.0%)
Atlantic Gulf Communities Corp., Class A,
  expiring 6/24/04                                    (a)(d)62,000           @--
Atlantic Gulf Communities Corp., Class B,
  expiring 6/23/04                                    (a)(d)50,510           @--
Atlantic Gulf Communities Corp., Class B,
  expiring 6/24/04                                    (a)(d)62,000           @--
Atlantic Gulf Communities Corp., Class C,
  expiring 6/23/04                                    (a)(d)50,510           @--

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         U.S. Real Estate Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                             NO.OF         VALUE
                                                          WARRANTS         (000)
--------------------------------------------------------------------------------
REAL ESTATE (CONT'D)
Atlantic Gulf Communities Corp., Class C,
  expiring 6/24/04                                    (a)(d)62,000     $     @--
--------------------------------------------------------------------------------
  TOTAL WARRANTS (COST $--@)                                                 @--
================================================================================

                                                              FACE
                                                            AMOUNT
                                                             (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.3%)
REPURCHASE AGREEMENT (1.3%)
J.P. Morgan Securities, Inc., 1.05%,
  dated 12/31/02, due 1/2/03
  (COST $8,890)                                       $   (f)8,890         8,890
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%) (COST $674,857)                                686,272
================================================================================

                                                             VALUE
                                                             (000)
--------------------------------------------------------------------------------
OTHER ASSETS (1.5%)
  Cash                                                         179
  Dividends Receivable                                       5,244
  Receivable for Investments Sold                            3,839
  Receivable for Portfolio Shares Sold                         684
  Other                                                         13         9,959
--------------------------------------------------------------------------------
LIABILITIES (-1.4%)
  Payable for Portfolio Shares Redeemed                     (6,973)
  Investment Advisory Fees Payable                          (1,478)
  Payable for Investments Purchased                           (686)
  Administrative Fees Payable                                 (104)
  Directors' Fees and Expenses Payable                         (37)
  Distribution Fees, Class B                                   (24)
  Custodian Fees Payable                                       (16)
  Other Liabilities                                            (55)       (9,373)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                      $ 686,858
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                        $ 687,071
Undistributed (Distributions in Excess of)
  Net Investment Income                                                      (32)
Accumulated Net Realized Gain (Loss)                                     (11,596)
Unrealized Appreciation (Depreciation) on Investments                     11,415
--------------------------------------------------------------------------------
NET ASSETS                                                             $ 686,858
================================================================================
CLASS A:
NET ASSETS                                                             $ 655,274
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 48,358,333 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $   13.55
================================================================================
CLASS B:
NET ASSETS                                                             $  31,584
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 2,344,747 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $   13.47
================================================================================

(a) -- Non-income producing security
(d) -- Securities were valued at fair value -- See Note A-1 to financial statements. At December 31, 2002, the Portfolio held $9,119,000 of fair valued securities, representing 1.3% of net assets.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(i) -- Restricted security valued at fair value and not registered under the Securities Act of 1933. Atlantic Gulf Communities Corp. and Beacon Capital Partners, Inc. were acquired 6/97 and 3/98, respectively, at a cost of $790,000 and $1,743,000, respectively. At December 31, 2002, these securities had an aggregate market value of $1,743,000, representing 0.3% of net assets.
@ --   Value is less than $500.
REIT -- Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Value Equity Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

FINANCIAL SERVICES           33.3%
HEALTH CARE                  11.7%
INTEGRATED OILS              11.2%
PRODUCER DURABLES             9.8%
MATERIALS & PROCESSING        8.3%
OTHER                        25.7%

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT

          VALUE EQUITY PORTFOLIO-CLASS A    RUSSELL 1000 VALUE INDEX
1992                              500000                      500000
1993                              575720                      590350
1994                              568322                      578637
1995                              759812                      800603
1996                              909754                      973853
1997                             1175416                     1316455
1998                             1278735                     1522217
1999                             1427451                     1634100
2000                             1685535                     1748813
2001                             1659409                     1650983
2002                             1257321                     1394868

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE RUSSELL 1000 VALUE INDEX AND S&P 500 INDEX(1)

                                                  TOTAL RETURNS(2)
                                    ------------------------------------------
                                                         AVERAGE ANNUAL
                                                ------------------------------
                                         ONE       FIVE        TEN       SINCE
                                        YEAR      YEARS      YEARS   INCEPTION
------------------------------------------------------------------------------
Portfolio - Class A (3)               (24.22)%     1.36%      9.66%       9.46%
Portfolio - Class B (4)               (24.32)      1.12        N/A        7.08
Russell 1000 Value Index - Class A    (15.52)      1.16      10.80       11.04
Russell 1000 Value Index - Class B    (15.52)      1.16        N/A        8.16
S&P 500 Index - Class A               (22.09)     (0.58)      9.35       10.34
S&P 500 Index - Class B               (22.09)     (0.58)       N/A        6.76

(1) The Russell 1000 Value Index (the "Index") consists of the largest 1000 companies in the Russell 3000 Index. This Index represents the universe of large capitalization stocks from which most active money managers typically select. The S&P 500 Index is comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on January 31, 1990
(4) Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Value Equity Portfolio seeks high total return by investing primarily in equity securities that the investment adviser believes to be undervalued relative to the stock market in general at the time of purchase.

For the year ended December 31, 2002, the Portfolio had a total return of -24.22% for the Class A shares and -24.32% for the Class B shares compared to -15.52% for the Russell 1000 Value Index (the "Russell Index") and -22.09% for the S&P 500 Index (the "S&P Index").

MARKET REVIEW
Stocks in the U.S. suffered a third straight year of decline in 2002, as concerns about the pace of economic recovery, corporate governance scandals and geo-political issues took center stage. The Portfolio in comparison to the Russell Index had a relative performance differential of 870 basis points. Sector selection and stock selection were both negative factors affecting performance results for the year.

Sector selection was most unfavorable in the telephone services group, where the Portfolio is overweighted relative to the Russell Index. The Portfolio's underweights in the beverages & personal products and utility areas were also negatives. An overexposure in the heavy industry sector, however, proved to

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Value Equity Portfolio (cont'd)

be a positive, as did an underweight in the consumer services area. Other sector exposures were, essentially, neutral factors overall.

Stock selection detracted from Portfolio results in 2002, most notably in telephone services and health care stocks. Relatively good performance in the consumer durables, retail, and food & tobacco names provided a partial offset.

MARKET OUTLOOK
Although the prospect of war with Iraq and other geo-political concerns impact the level of uncertainty among investors, the general economic outlook for the U.S. appears to be somewhat more encouraging as we move into the new year. Weak capital spending, which has been widely identified as the primary cause of slow economic growth may be showing some signs of improving now that profits are recovering, and this may demonstrate gradually stronger momentum as depleted inventories are rebuilt and capital equipment expenditures increase. Consumer spending has been strong and should remain a factor as the mortgage refinancing wave continues to fuel the psychology of the retail buyer, and low interest rates continue to underpin strong housing and auto sales. The job market remains relatively stable, and after-tax incomes are growing. Also, a weaker U.S. dollar should impact export volumes positively.

We continue to believe that the Portfolio is well positioned to benefit and perform well as the economy in the U.S. improves and investor sentiment becomes more positive. Our sector distribution demonstrates a distinct cyclical bias, while portfolio valuations are reasonable and overall profitability and growth expectations are favorable, consistent with our disciplined portfolio management process.

January 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Value Equity Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                            SHARES         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.3%)
AUTO & Transportation (3.4%)
AIR TRANSPORT (0.2%)
Continental Airlines, Inc., Class B                      (a)36,100     $     262
--------------------------------------------------------------------------------
AUTO TRUCKS & PARTS (2.1%)
ArvinMeritor, Inc.                                         158,150         2,636
--------------------------------------------------------------------------------
AUTOMOBILES (1.1%)
General Motors Corp.                                        37,250         1,373
--------------------------------------------------------------------------------
                                                                           4,271
================================================================================
CONSUMER DISCRETIONARY (7.6%)
COMMUNICATIONS & MEDIA (0.2%)
Walt Disney Co. (The)                                       18,600           303
--------------------------------------------------------------------------------
COSMETICS (1.9%)
Procter & Gamble Co.                                        27,900         2,398
--------------------------------------------------------------------------------
RADIO & TV BROADCASTERS (0.9%)
Liberty Media Corp., Class A                            (a)119,600         1,069
--------------------------------------------------------------------------------
RETAIL (4.6%)
Best Buy Co., Inc.                                       (a)92,300         2,229
Federated Department Stores                               (a)3,100            89
TJX Cos., Inc.                                             171,900         3,356
--------------------------------------------------------------------------------
                                                                           5,674
================================================================================
                                                                           9,444
================================================================================
CONSUMER STAPLES (1.6%)
FOODS (1.6%)
Kraft Foods, Inc., Class A                                  49,250         1,917
--------------------------------------------------------------------------------
FINANCIAL SERVICES (33.3%)
BANKS: OUTSIDE NEW YORK CITY (12.2%)
Bank of America Corp.                                       76,550         5,326
Comerica, Inc.                                              58,300         2,521
PNC Financial Services Group, Inc.                          76,500         3,205
U.S. Bancorp                                               185,000         3,926
--------------------------------------------------------------------------------
                                                                          14,978
================================================================================
DIVERSIFIED FINANCIAL SERVICES (4.6%)
Citigroup, Inc.                                            160,200         5,637
--------------------------------------------------------------------------------
FINANCE COMPANIES (1.4%)
Mellon Financial Corp.                                      68,200         1,781
--------------------------------------------------------------------------------
FINANCIAL MISCELLANEOUS (6.6%)
Federal Home Loan Mortgage Corp.                           110,500         6,525
Federal National Mortgage Association                        9,950           640
MBNA Corp.                                                  52,900         1,006
--------------------------------------------------------------------------------
                                                                           8,171
================================================================================
INSURANCE: LIFE (2.8%)
Lincoln National Corp.                                      66,000         2,084
Principal Financial Group, Inc.                             43,700         1,317
--------------------------------------------------------------------------------
                                                                           3,401
================================================================================
INSURANCE: MULTI-LINE (4.7%)
Allstate Corp. (The)                                       137,050         5,070
Prudential Financial, Inc.                                  14,800           470
Travelers Property Casualty Corp., Class A                (a)6,921           101
Travelers Property Casualty Corp., Class B               (a)14,220           208
--------------------------------------------------------------------------------
                                                                           5,849
================================================================================
INVESTMENT MANAGEMENT COMPANIES (1.0%)
JP Morgan Chase & Co.                                       50,250     $   1,206
--------------------------------------------------------------------------------
                                                                          41,023
================================================================================
HEALTH CARE (11.7%)
DRUGS & PHARMACEUTICALS (8.1%)
Abbott Laboratories                                         28,200         1,128
Bristol-Myers Squibb Co.                                    85,700         1,984
Merck & Co., Inc.                                           66,800         3,781
Wyeth                                                       80,850         3,024
--------------------------------------------------------------------------------
                                                                           9,917
================================================================================
HEALTH CARE FACILITIES (1.8%)
Healthsouth Corp.                                       (a)526,800         2,213
--------------------------------------------------------------------------------
HEALTH CARE SERVICES (1.8%)
Health Net, Inc.                                         (a)86,200         2,276
--------------------------------------------------------------------------------
                                                                          14,406
================================================================================
INTEGRATED OILS (11.2%)
OIL: INTEGRATED DOMESTIC (11.2%)
BP plc ADR                                                  49,650         2,018
Exxon Mobil Corp.                                          171,600         5,996
Royal Dutch Petroleum Co. ADR                               73,100         3,218
TotalFinaElf S.A. ADR                                       36,300         2,595
--------------------------------------------------------------------------------
                                                                          13,827
================================================================================
MATERIALS & Processing (8.3%)
BUILDING: MISCELLANEOUS (1.4%)
Masco Corp.                                                 79,950         1,683
--------------------------------------------------------------------------------
CHEMICALS (4.8%)
Air Products & Chemicals, Inc.                              68,100         2,911
Engelhard Corp.                                             51,300         1,147
Millennium Chemicals, Inc.                                  99,950           952
PPG Industries, Inc.                                        16,700           837
--------------------------------------------------------------------------------
                                                                           5,847
================================================================================
CONTAINERS & PACKAGING: PAPER & PLASTIC (1.1%)
Smurfit-Stone Container Corp.                            (a)91,400         1,407
--------------------------------------------------------------------------------
PAPER (1.0%)
Weyerhaeuser Co.                                            26,100         1,284
--------------------------------------------------------------------------------
                                                                          10,221
================================================================================
OTHER ENERGY (2.3%)
ENERGY MISCELLANEOUS (0.6%)
Noble Corp.                                              (a)19,800           696
--------------------------------------------------------------------------------
MACHINERY: OIL WELL EQUIPMENT & SERVICES (1.7%)
Cooper Cameron Corp.                                     (a)42,100         2,097
--------------------------------------------------------------------------------
                                                                           2,793
================================================================================
PRODUCER DURABLES (9.8%)
AEROSPACE (3.4%)
Boeing Co. (The)                                            36,800         1,214
General Dynamics Corp.                                      20,400         1,619
United Technologies Corp.                                   21,950         1,360
--------------------------------------------------------------------------------
                                                                           4,193
================================================================================
INDUSTRIAL PRODUCTS (1.0%)
Stanley Works (The)                                         33,700         1,165
--------------------------------------------------------------------------------
MACHINERY: CONSTRUCTION & HANDLING (1.3%)
Caterpillar, Inc.                                           35,300         1,614
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Value Equity Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                            SHARES         (000)
--------------------------------------------------------------------------------
PRODUCER DURABLES (CONT'D)
MANUFACTURING (4.1%)
Honeywell International, Inc.                               12,250     $     294
Tyco International Ltd.                                    280,000         4,783
--------------------------------------------------------------------------------
                                                                           5,077
================================================================================
                                                                          12,049
================================================================================
TECHNOLOGY (4.1%)
COMMUNICATIONS TECHNOLOGY (2.0%)
ADC Telecommunications, Inc.                            (a)169,700           355
Lucent Technologies, Inc.                               (a)241,700           304
Motorola, Inc.                                             149,450         1,293
Tellabs, Inc.                                            (a)64,500           469
--------------------------------------------------------------------------------
                                                                           2,421
================================================================================
COMPUTER SERVICES SOFTWARE & SYSTEMS (0.5%)
Check Point Software Technologies                        (a)47,000           610
--------------------------------------------------------------------------------
COMPUTER TECHNOLOGY (0.6%)
Hewlett-Packard Co.                                         43,700           759
--------------------------------------------------------------------------------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS (1.0%)
Agere Systems, Inc., Class A                              (a)2,605             4
Koninklijke Philips Electronics N.V. (NY Shares)            68,250         1,206
--------------------------------------------------------------------------------
                                                                           1,210
================================================================================
                                                                           5,000
================================================================================
UTILITIES (5.0%)
UTILITIES: TELECOMMUNICATIONS (5.0%)
SBC Communications, Inc.                                   128,950         3,496
Verizon Communications, Inc.                                68,400         2,650
--------------------------------------------------------------------------------
                                                                           6,146
================================================================================
  TOTAL COMMON STOCKS (COST $135,941)                                    121,097
================================================================================

                                                              FACE
                                                            AMOUNT
                                                             (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.3%)
REPURCHASE AGREEMENT (2.3%)
J.P. Morgan Securities, Inc., 1.05%,
  dated 12/31/02, due 1/2/03 (COST $2,849)              $ (f)2,849         2,849
--------------------------------------------------------------------------------

                                                             VALUE         VALUE
                                                             (000)         (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%) (COST $138,790)                             $ 123,946
================================================================================
OTHER ASSETS (0.2%)
  Dividends Receivable                                  $      183
  Receivable for Portfolio Shares Sold                           2
  Other                                                          6           191
--------------------------------------------------------------------------------
LIABILITIES (-0.8%)
  Payable for Portfolio Shares Redeemed                       (552)
  Payable for Investments Purchased                           (163)
  Investment Advisory Fees Payable                            (129)
  Distribution Fees, Class B                                   (28)
  Administrative Fees Payable                                  (20)
  Directors' Fees and Expenses Payable                         (18)
  Custodian Fees Payable                                        (3)
  Other Liabilities                                            (15)         (928)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                      $ 123,209
================================================================================
Net Assets Consist Of:
Paid-in Capital                                                        $ 163,825
Undistributed (Distributions in Excess of)
  Net Investment Income                                                       (1)
Accumulated Net Realized Gain (Loss)                                     (25,771)
Unrealized Appreciation (Depreciation) on Investments                    (14,844)
--------------------------------------------------------------------------------
NET ASSETS                                                             $ 123,209
================================================================================
CLASS A:
NET ASSETS                                                             $  76,452
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 10,607,801 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $    7.21
================================================================================
CLASS B:
NET ASSETS                                                             $  46,757
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 6,486,421 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $    7.21
================================================================================

(a) -- Non-income producing security
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
ADR -- American Depositary Receipts

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Emerging Markets Debt Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

MEXICO                      19.7%
BRAZIL                      16.0%
RUSSIA                      15.2%
VENEZUELA                    6.6%
COLOMBIA                     5.7%
OTHER                       36.8%

Of the amount shown above as "Other", a significant portion represents cash equivalents required under regulations to be held as collateral relating to investments in futures contracts.

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT

        EMERGING MARKETS DEBT             J.P. MORGAN EMERGING
            PORTFOLIO-CLASS A        MARKETS BOND GLOBAL INDEX
*                     500,000                          500,000
1994                  429,500                          404,780
1995                  550,748                          511,541
1996                  828,986                          691,741
1997                  978,949                          774,404
1998                  627,017                          685,007
1999                  810,231                          850,641
2000                  914,022                          973,218
2001                1,010,634                          986,454
2002                1,124,735                        1,115,778

 * Commenced operations on February 1, 1994

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE J.P. MORGAN EMERGING MARKETS BOND GLOBAL INDEX(1)

                                       TOTAL RETURNS(2)
                                ------------------------------
                                               AVERAGE ANNUAL
                                            ------------------
                                  ONE         FIVE       SINCE
                                 YEAR        YEARS   INCEPTION
--------------------------------------------------------------
Portfolio - Class A(3)          11.29%        2.89%       9.59%
Portfolio - Class B(4)          10.34         2.63       10.38
Index - Class A                 13.11         7.58        9.42
Index - Class B                 13.11         7.58       11.60

(1) The J.P. Morgan Emerging Markets Bond Global Index tracks total returns for U.S. dollar - denominated debt instruments issued by emerging market sovereign and quasi - sovereign entities, including Brady Bonds, loans, Eurobonds and local market instruments for over 30 emerging market countries.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on February 1, 1994
(4) Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relatively higher degree of volatility.

For the year ended December 31, 2002, the Portfolio had a total return of 11.29% for the Class A shares and 10.34% for the Class B shares compared to 13.11% for the J.P. Morgan Emerging Markets Bond Global Index (the "Index").

MARKET REVIEW
The emerging market debt (EMD) asset class has spent the better part of the last decade trying to shake its reputation for high risk and volatile return pattern. With another year of muted volatility and solid returns under its belt in 2002, it seems likely that EMD could receive some overdue attention by investors seeking higher yields in 2003.

EMD performed quite well in 2002 due to the substantial decline in U.S. Treasury yields and contracting yield spreads for most EMD issues. More importantly, a number of positive trends gained momentum over the course of the year, including a continued improvement in overall credit quality, a

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Emerging Markets Debt Portfolio (cont'd)

steady decline in inter-country correlations and continued new allocations to the EMD asset class.

Relative returns were aided by security selection decisions in Russia, security selection in Indonesian corporates undergoing restructuring and consistent underweights in both Ecuador and Uruguay. Defensive positioning in Brazil, during the fourth quarter, detracted from relative returns, as did an overweight in Venezuelan assets.

The EMD asset class got off to a very strong start in 2002 as spreads tightened by over 130 basis points during the first five months of the year. The rebound in the global economy and significant inflows into EMD were major factors driving this strong absolute performance. Motivated by evidence of a turn in the global economic cycle and low nominal interest rates in the developed world, many investors increased their EMD allocations. In addition, oil exporters such as Ecuador, Mexico, Nigeria, Russia and Venezuela performed particularly well in this environment as a result of higher than expected oil prices.

The strong start for EMD gave way to a period of heightened volatility during the late spring and summer months. A left-leaning presidential candidate in Brazil unsettled the markets, as did a pause in global economic activity and revelations of corporate accounting scandals. These events rattled investor confidence in all financial markets and caused EMD to give back all of the gains earned during the first few months of the year. During the third quarter, the intensification of market volatility and the acknowledgement that new capital flows would not be forthcoming to Latin America caused EMD bond prices to fall further; yield spreads widened more than 300 basis points between May and the end of September. Fortunately, the asset class reversed course and rallied strongly during the final quarter of the year, allowing the yield spread on the overall Index to end the year 15 basis points below its starting level. The year end EMD rally was largely a response to the improvement in other non-Treasury bond markets, the sharp turnaround in equity prices in the final few months of the year, and the U.S. Federal Reserve's early November 50 basis point cut in the federal funds target rate.

There was tremendous dispersion in the performance of EMD countries during 2002 as a number of countries posted total returns above 20% including Russia, South Africa, Turkey and Pakistan; while other countries such as Argentina, Brazil and Uruguay experienced negative returns.

MARKET OUTLOOK
As is usually the case, the high current income provided by EMD bonds may provide some protection against the potential for rising interest rates within the developed markets. Moreover, the combination of favorable liquidity conditions, a rebounding U.S. economy and the continuation of EMD inflows from new investors may provide a strong foundation supporting the EMD asset class in 2003.

January 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Emerging Markets Debt Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets

                                                              FACE
                                                            AMOUNT         VALUE
                                                             (000)         (000)
--------------------------------------------------------------------------------
DEBT INSTRUMENTS (96.8%)
ALGERIA (0.7%)
SOVEREIGN (0.7%)
Republic of Algeria, Tranche 1, 7.188%, 3/31/10        $       361     $     336
--------------------------------------------------------------------------------
ARGENTINA (3.2%)
SOVEREIGN (3.2%)
Republic of Argentina, 11.375%, 3/15/10                      1,070           235
Republic of Argentina, 11.75%, 4/07/09                       1,120           252
Republic of Argentina, 11.75%, 6/15/15                       1,060           243
Republic of Argentina, Series L-GP,
  6.00%, 3/31/23                                             1,820           837
--------------------------------------------------------------------------------
                                                                           1,567
================================================================================
BRAZIL (16.0%)
SOVEREIGN (16.0%)
Federative Republic of Brazil, 2.563%, 4/15/24            (h)1,600           964
Federative Republic of Brazil, 2.625%, 4/15/09            (h)1,017           674
Federative Republic of Brazil, 2.625%, 4/15/12              (h)650           354
Federative Republic of Brazil, 8.875%, 4/15/24               2,880         1,555
Federative Republic of Brazil, 12.00%, 4/15/10                 660           478
Federative Republic of Brazil, 12.25%, 3/06/30                 250           174
Federative Republic of Brazil, 12.75%, 1/15/20                 440           308
Federative Republic of Brazil, Series C,
  8.00%, 4/15/14                                             2,746         1,799
Federative Republic of Brazil, Series Z-L,
  2.625%, 4/15/12                                         (h)2,830         1,528
--------------------------------------------------------------------------------
                                                                           7,834
================================================================================
BULGARIA (2.0%)
SOVEREIGN (2.0%)
Republic of Bulgaria, 8.25%, 1/15/15                        (e)373           407
Republic of Bulgaria, (Registered), 8.25%, 1/15/15             350           382
Republic of Bulgaria, Front Loaded Interest
  Reduction Bond, Series A, 2.688%, 7/28/12                 (h)190           180
--------------------------------------------------------------------------------
                                                                             969
================================================================================
CHILE (0.9%)
CORPORATE (0.9%)
Empresa Nacional De Petroleo, 6.75%, 11/15/12               (e)420           443
--------------------------------------------------------------------------------
COLOMBIA (5.7%)
SOVEREIGN (5.7%)
Republic of Colombia, 9.75%, 4/23/09                           220           227
Republic of Colombia, 9.75%, 4/09/11                         1,744         1,800
Republic of Colombia, 10.50%, 7/09/10                          710           745
--------------------------------------------------------------------------------
                                                                           2,772
================================================================================
CROATIA (0.7%)
SOVEREIGN (0.7%)
Croatia, Series A, 2.688%, 7/31/10                       (e)(h)327           324
--------------------------------------------------------------------------------
DOMINICAN REPUBLIC (0.6%)
SOVEREIGN (0.6%)
Dominican Republic, 9.50%, 9/27/06                          (e)100           107
Dominican Republic, (Registered), 9.50%, 9/27/06               190           205
--------------------------------------------------------------------------------
                                                                             312
================================================================================
EL SALVADOR (1.0%)
SOVEREIGN (1.0%)
Republic of El Salvador, 7.75%, 1/24/23                     (e)480           478
--------------------------------------------------------------------------------
INDONESIA (0.8%)
CORPORATE (0.8%)
Tjiwi Kimia Finance Mauritius Ltd.,
  10.00%, 8/01/04                                      $    (b)380     $      93
Tjiwi Kimia International BV, 13.25%, 8/1/49              (b)1,190           292
--------------------------------------------------------------------------------
                                                                             385
================================================================================
IVORY COAST (0.6%)
SOVEREIGN (0.6%)
Ivory Coast, 2.00%, 3/29/18                               (h)1,460           183
Ivory Coast, PDI, 2.00%, 3/29/18                         (b)(h)988           128
--------------------------------------------------------------------------------
                                                                             311
================================================================================
MALAYSIA (3.4%)
SOVEREIGN (3.4%)
Malaysia, 7.50%, 7/15/11                                     1,460         1,679
--------------------------------------------------------------------------------
MAURITIUS (0.6%)
CORPORATE (0.6%)
Pindo Deli Financial Mauritius, 10.75%, 10/01/07       (b)(e)1,300           299
--------------------------------------------------------------------------------
MEXICO (19.6%)
CORPORATE (4.6%)
Pemex Project Funding Master Trust,
  8.625%, 2/01/22                                           (e)480           506
Pemex Project Funding Master Trust,
  9.125%, 10/13/10                                             890         1,014
Petroleos Mexicanos, 9.50%, 9/15/27                            650           748
--------------------------------------------------------------------------------
                                                                           2,268
================================================================================
SOVEREIGN (15.0%)
United Mexican States, (MTN), 8.30%, 8/15/31                 2,170         2,296
United Mexican States, 11.375%, 9/15/16                      1,620         2,171
United Mexican States, Series A, 9.875%, 2/01/10          (h)2,350         2,885
--------------------------------------------------------------------------------
                                                                           7,352
================================================================================
                                                                           9,620
================================================================================
MOROCCO (2.3%)
SOVEREIGN (2.3%)
Kingdom of Morocco, Series A, 2.563%, 1/01/09             (h)1,242         1,134
--------------------------------------------------------------------------------
NIGERIA (1.0%)
SOVEREIGN (1.0%)
Central Bank of Nigeria, 6.25%,11/15/20                     (n)750           510
--------------------------------------------------------------------------------
PANAMA (2.9%)
SOVEREIGN (2.9%)
Republic of Panama, 2.25%, 7/17/16                          (h)286           228
Republic of Panama, 9.375%, 4/01/29                            770           826
Republic of Panama, 9.625%, 2/08/11                            345           377
--------------------------------------------------------------------------------
                                                                           1,431
================================================================================
PERU (4.7%)
SOVEREIGN (4.7%)
Republic of Peru, 9.125%, 2/21/12                              980           960
Republic of Peru, Front Loaded Interest
  Reduction Bond, 4.00%, 3/07/17                            (h)940           668
Republic of Peru, Front Loaded Interest
  Reduction Bond, 4.50%, 3/07/17                            (h)872           680
--------------------------------------------------------------------------------
                                                                           2,308
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Emerging Markets Debt Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                              FACE
                                                            AMOUNT         VALUE
                                                             (000)         (000)
--------------------------------------------------------------------------------
PHILIPPINES (1.5%)
SOVEREIGN (1.5%)
Republic of Philippines, 9.375%, 1/18/17                $      730     $     750
--------------------------------------------------------------------------------
POLAND (0.8%)
SOVEREIGN (0.8%)
Republic of Poland, 3.75%, 10/27/24                         (n)470           395
--------------------------------------------------------------------------------
QATAR (0.9%)
SOVEREIGN (0.9%)
State of Qatar, (Registered), 9.75%, 6/15/30                   350           445
--------------------------------------------------------------------------------
RUSSIA (15.2%)
SOVEREIGN (15.2%)
Russia Federation, 5.00%, 3/31/30                         (e)(n)65            52
Russia Federation, 5.00%, 3/31/30                         (n)4,003         3,172
Russia Federation, 8.25%, 3/31/10                              305           323
Russia Federation, 8.25%, 3/31/10                             (e)5             5
Russia Federation, 8.75%, 7/24/05                              740           802
Russia Federation, 12.75%, 6/24/28                           2,350         3,114
--------------------------------------------------------------------------------
                                                                           7,468
================================================================================
SOUTH AFRICA (1.7%)
SOVEREIGN (1.7%)
Republic of South Africa, 7.375%, 4/25/12                      790           855
--------------------------------------------------------------------------------
SOUTH KOREA (1.7%)
CORPORATE (1.2%)
Korea Electric Power, 7.75%, 4/01/13                           500           602
--------------------------------------------------------------------------------
SOVEREIGN (0.5%)
Republic of Korea, Global Bond, 8.875%, 4/15/08                200           248
--------------------------------------------------------------------------------
                                                                             850
================================================================================
TUNISIA (0.4%)
CORPORATE (0.4%)
Banque Centrale de Tunisie, 7.375%, 4/25/12                    210           220
--------------------------------------------------------------------------------
TURKEY (0.9%)
SOVEREIGN (0.9%)
Republic of Turkey, 12.375%, 6/15/09                           410           445
--------------------------------------------------------------------------------
UKRAINE (0.4%)
SOVEREIGN (0.4%)
Ukraine Government, 11.00%, 3/15/07                            192           197
--------------------------------------------------------------------------------
VENEZUELA (6.6%)
SOVEREIGN (6.6%)
Republic of Venezuela, 9.25%, 9/15/27                        2,080         1,407
Republic of Venezuela, Debt Conversion Bond,
  Series DL, 2.3125%, 12/18/07                            (h)1,786         1,370
Republic of Venezuela, Series A, 6.75%, 3/31/20                540           435
--------------------------------------------------------------------------------
                                                                           3,212
================================================================================
  TOTAL DEBT INSTRUMENTS (COST $47,669)                                   47,549
================================================================================

                                                            NO. OF
                                                            RIGHTS
--------------------------------------------------------------------------------
RIGHTS (0.1%)
MEXICO (0.1%)
United Mexican States, Value Recovery
  Rights, Series A, expiring 6/30/03
  (COST $--@)                                        (a)12,466,000            38
--------------------------------------------------------------------------------

                                                            NO. OF         VALUE
                                                          WARRANTS         (000)
--------------------------------------------------------------------------------
WARRANTS (0.0%)
COLOMBIA (0.0%)
Occidente y Caribe Cellular, expiring 3/15/04         (a)(e)20,600     $     @--
--------------------------------------------------------------------------------
NIGERIA (0.0%)
Central Bank of Nigeria, expiring 11/15/20             (a)(d)7,750           @--
--------------------------------------------------------------------------------
VENEZUELA (0.0%)
Republic of Venezuela, expiring 4/15/20                   (a)2,700           @--
--------------------------------------------------------------------------------
  TOTAL WARRANTS (COST $13)                                                  @--
================================================================================
TOTAL INVESTMENTS (96.9%) (COST $47,682)                                  47,587
================================================================================

                                                             VALUE
                                                             (000)
--------------------------------------------------------------------------------
OTHER ASSETS (3.6%)
  Interest Receivable                                  $     1,038
  Receivable for Investments Sold                              562
  Receivable Due from Broker                                    85
  Receivable for Portfolio Shares Sold                          59
  Other                                                          6         1,750
--------------------------------------------------------------------------------
LIABILITIES (-0.5%)
  Investment Advisory Fees Payable                             (93)
  Bank Overdraft Payable                                       (92)
  Directors' Fees and Expenses Payable                         (13)
  Administrative Fees Payable                                   (9)
  Custodian Fees Payable                                        (4)
  Other Liabilities                                            (14)         (225)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                      $  49,112
================================================================================
Net Assets Consist Of:
Paid-in Capital                                                        $ 143,644
Undistributed (Distributions in Excess of)
  Net Investment Income                                                     (570)
Accumulated Net Realized Gain (Loss)                                     (93,770)
Unrealized Appreciation (Depreciation) on Investments
  and Futures                                                               (192)
--------------------------------------------------------------------------------
NET ASSETS                                                             $  49,112
================================================================================
CLASS A:
NET ASSETS                                                             $  48,769
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 16,556,458 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $    2.95
================================================================================
CLASS B:
NET ASSETS                                                             $     343
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 114,172 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $    3.00
================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Emerging Markets Debt Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

(a) -- Non-income producing security
(b) -- Issuer is in default.
(d) -- Securities were valued at fair value -- See Note A-1 to financial statements. At December 31, 2002, the Portfolio held fair valued securities representing less than 0.05% of net assets.
(e) -- 144A security - certain conditions for public sale may exist.
(h) -- Variable/Floating Rate Security - interest rate changes on these instruments are based on changes in designated base rate. The rates shown are those in effect on December 31, 2002.
(n) -- Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2002. Maturity date disclosed is the ultimate maturity date.
@ --   Value is less than $500.
MTN -- Medium-Term Note
PDI -- Past Due Interest

FUTURES CONTRACTS:
The Portfolio had the following futures contract(s) open at period end:

                                                                 NET
                   NUMBER       NOTIONAL                      UNREALIZED
                     OF           VALUE        EXPIRATION     GAIN/(LOSS)
                  CONTRACTS       (000)           DATE           (000)
-------------------------------------------------------------------------
     SHORT:
 U.S. Treasury
   5 yr. Note        53         US$6,002         Mar-03          $ (97)
                                                                 ======

-------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Money Market Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

US GOVERNMENT & AGENCY SECURITIES        25.6%
INTERNATIONAL BANKS                      16.8%
INTEGRATED OIL COMPANIES                 11.3%
DIVERSIFIED FINANCIAL SERVICES            8.0%
MAJOR BANKS                               7.7%
OTHER                                    30.6%

[CHART]

COMPARATIVE MONTHLY AVERAGE YIELDS

          MONEY MARKET PORTFOLIO             iMONEYNET MONEY FUND
                   30 DAY YIELDS                COMPARABLE YIELDS
Jan                         1.46                             1.49
Feb                         1.35                             1.41
Mar                          1.3                             1.37
Apr                         1.31                             1.37
May                         1.33                             1.33
Jun                         1.35                             1.32
Jul                         1.33                             1.29
Aug                         1.31                             1.26
Sept                        1.29                             1.24
Oct                         1.26                             1.21
Nov                         1.26                             1.07
Dec                         1.16                             0.92

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Money Market Portfolio seeks to maximize current income and preserve capital while maintaining high levels of liquidity. Investments in shares of the Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The seven day yield and seven day effective yield (which assumes an annualization of the current yield with all dividends reinvested) for the Portfolio as of December 31, 2002, were 1.02% and 1.03%, respectively. The yield quotation more closely reflects the current earnings of the Portfolio than the total return. As with all money market portfolios, the seven day yields are not necessarily indicative of future performance.

MARKET REVIEW
The Federal Open Market Committee, having lowered its federal funds target to 1.75% on December 11, 2001, maintained that level for almost eleven months until November 6, 2002 when it reduced its target to 1.25%, a 41 year low. The Federal Reserve Bank has taken this accommodative posture as it tries to moderate the slowing pace of economic activity until greater confidence is achieved. Against this backdrop, money market yield levels have fallen to record lows.

With the federal funds target rate at such low levels for 2002, the economy appears to be firming. Gross Domestic Product growth rebounded to 4% in the third quarter of 2002, up from just 1.3% in the second quarter. However, early fourth quarter data have been mixed. The Institute for Supply Management Manufacturing Index rose in both November and December. The December level of
54.7 was well above expected, and the first reading above 50 since August. After declining for all of the third quarter, the Index of Leading Economic Indicators rose in both October and November. However, non-farm payrolls contracted in three of the final four months of 2002, and durable goods orders unexpectedly fell 1.4% in November, after a 1.7% gain in October.

Given the extremely low level of money market interest rates and our belief that the U.S. economy will continue to recover over the next year, we have begun to prudently shorten the weighted average maturity of the Portfolio slightly. Throughout the year, we maintained our high credit standards in the Portfolio by using a significant proportion of Federal agency obligations, especially in the three-month and longer maturity segment. At the same time, we attempted to limit purchases of corporate obligations to those issuers possessing

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Money Market Portfolio (cont'd)

both top short-term credit ratings and relatively high long-term debt ratings.

On December 31, 2002, approximately 42% of the Portfolio was invested in high-quality commercial paper, 25% in Federal agency obligations, 18% in repurchase agreements and the remaining 15% in short-term bank notes and certificates of deposit issued by financially strong commercial banks. The average maturity of the Portfolio was 45 days. At the end of the fiscal period, 83% of the Portfolio's holdings were due to mature in less than three months. Consequently, we believe that the Portfolio is well positioned for stability of value with a high degree of liquidity. As always, we attempt to operate the Portfolio in a conservative manner without the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. We believe that the Portfolio continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.

MARKET OUTLOOK
We expect the pace of economic activity during the first six months of 2003 to begin to reflect some improvement as the economy responds to stimulative monetary and fiscal conditions. Barring the outbreak of war or further significant terrorist activity, consumer and business confidence should continue to improve, producing meaningful economic expansion. Such an environment normally leads to moderately higher levels of short-term interest rates, which could become more evident during the second half of 2003.

January 2003

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Money Market Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets

                                                              FACE     AMORTIZED
                                                            AMOUNT          COST
                                                             (000)         (000)
--------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS (82.5%)
BANKING (2.2%)
Northern Trust, 1.70%, 1/07/03                         $    30,000   $    29,991
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (8.0%)
General Electric Capital Corp., 1.68%, 2/11/03              55,000        54,896
Mortgage Interest Networking Trust,
  1.33%, 1/21/03                                            55,000        54,959
--------------------------------------------------------------------------------
                                                                         109,855
================================================================================
FINANCE - AUTOMOTIVE (2.9%)
BMW US Capital Corp., 1.40%, 1/09/03                        40,000        39,987
--------------------------------------------------------------------------------
FINANCE - CONSUMER (4.0%)
New Center Asset Trust, 1.33%, 1/10/03                      25,000        24,992
New Center Asset Trust, 1.33%, 1/28/03                      30,000        29,970
--------------------------------------------------------------------------------
                                                                          54,962
================================================================================
INSURANCE (4.0%)
AIG Funding, 1.31%, 1/30/03                                 55,000        54,942
--------------------------------------------------------------------------------
INTEGRATED OIL COMPANIES (11.3%)
BP America, Inc., 1.33%, 6/02/03                            55,000        54,694
ChevronTexaco Corp., 1.32%, 1/15/03                         50,000        49,974
Shell Finance plc, 1.72%, 3/11/03                           50,000        49,837
--------------------------------------------------------------------------------
                                                                         154,505
================================================================================
INTERNATIONAL BANKS (16.8%)
BNP Paribas Finance, Inc., 1.73%, 1/16/03                   55,000        55,000
Lloyds TSB Bank plc, 1.32%, 2/19/03                         40,000        40,001
Royal Bank of Scotland, 1.33%, 1/06/03                      40,000        39,993
Societe Generale, 1.33%, 2/24/03                            55,000        54,891
Westpac Capital Corp., 1.30%, 2/12/03                       40,000        39,939
--------------------------------------------------------------------------------
                                                                         229,824
================================================================================
MAJOR BANKS (7.7%)
Citibank N.A., 1.32%, 2/20/03                               50,000        50,001
State Street Bank & Trust Co., 1.35%, 1/03/03               55,000        55,000
--------------------------------------------------------------------------------
                                                                         105,001
================================================================================
US GOVERNMENT & Agency Securities (25.6%)
Federal Farm Credit Bank, 1.48%, 8/06/03                    25,000        24,780
Federal National Mortgage Association,
  1.28%, 3/12/03                                            50,000        49,876
Federal National Mortgage Association,
  1.28%, 4/15/03                                            40,715        40,566
Federal National Mortgage Association,
  1.28%, 5/07/03                                            40,000        39,822
Federal National Mortgage Association,
  1.52%, 4/30/03                                            30,000        29,850
Federal National Mortgage Association,
  1.68%, 2/14/03                                            50,000        49,898
Federal National Mortgage Association,
  1.69%, 1/10/03                                            26,000        25,989
Federal National Mortgage Association,
  1.73%, 4/23/03                                            50,000        49,734
Federal National Mortgage Association,
  1.81%, 2/05/03                                            40,000        39,930
--------------------------------------------------------------------------------
                                                                         350,445
================================================================================
  TOTAL MONEY MARKET INSTRUMENTS (COST $1,129,512)                     1,129,512
================================================================================
REPURCHASE AGREEMENT (17.6%)
Bear Stearns & Co., Tri-Party, 1.25%, dated
  12/31/02, due 1/2/03 (COST $242,000)                 $(f)242,000   $   242,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%) (COST $1,371,512)                           1,371,512
================================================================================

                                                             VALUE
                                                             (000)
--------------------------------------------------------------------------------
OTHER ASSETS (0.1%)
  Cash                                                          98
  Interest Receivable                                          409
  Other                                                         62           569
--------------------------------------------------------------------------------
LIABILITIES (-0.2%)
  Investment Advisory Fees Payable                          (1,077)
  Dividends Declared                                          (645)
  Administrative Fees Payable                                 (195)
  Directors' Fees and Expenses Payable                        (186)
  Custodian Fees Payable                                       (11)
  Other Liabilities                                            (32)       (2,146)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                     $1,369,935
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                       $1,369,847
Undistributed Net Investment Income                                           88
--------------------------------------------------------------------------------
NET ASSETS                                                            $1,369,935
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,370,014,162 outstanding $0.001 par
    value shares (authorized 4,000,000,000 shares)                    $     1.00
================================================================================

(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Municipal Money Market Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

WEEKLY VARIABLE RATE BONDS               45.9%
COMMERCIAL PAPER                         24.7%
DAILY VARIABLE RATE BONDS                11.8%
MUNICIPAL BONDS & NOTES                  11.6%
PUT OPTION BONDS                          5.8%
OTHER                                     0.2%

[CHART]

COMPARATIVE MONTHLY AVERAGE YIELDS

               MUNICIPAL MONEY MARKET          iMONEYNET MUNICIPAL MONEY FUND
              PORTFOLIO 30 DAY YIELDS                       COMPARABLE YIELDS
Jan                              0.99                                    0.95
Feb                              0.89                                    0.92
Mar                               0.8                                     0.9
Apr                              0.84                                    1.02
May                              0.97                                    1.13
Jun                              0.86                                    0.95
Jul                              0.86                                    0.84
Aug                              0.86                                    0.85
Sept                             0.94                                    0.91
Oct                              1.04                                    1.08
Nov                              1.03                                    1.04
Dec                              0.82                                    0.67

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELD WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Municipal Money Market Portfolio seeks to maximize current tax-exempt income and preserve capital. Investments in shares of the Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve its net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

The seven day yield and seven day effective yield (assumes an annualization of the current yield with all dividends reinvested) for the Portfolio as of December 31, 2002, were 0.93% and 0.93%, respectively. The seven day taxable equivalent yield and the seven day taxable equivalent effective yield for the Portfolio at December 31, 2002 assuming a Federal income tax rate of 38.6% (maximum rate) were 1.51% and 1.51%, respectively. The seven day yields are not necessarily indicative of future performance.

MARKET REVIEW
Tax-free money market yields remained relatively stable during the first half of 2002, which was in line with prevailing monetary policy. The Federal Reserve Board shifted its bias from weakness to neutral and it held constant until November when they reduced the target rate for federal funds to 1.25%, a 41 year low. Subsequently, yields for both fixed-rate and variable-rate municipal money market instruments registered further sharp declines. The Bond Buyer One Year
Note Index, a benchmark indicator for the tax-free money market, decreased from 1.64% to 1.18% between the end of October and the end of December.

At the same time, yields for daily and weekly variable rate demand obligations (VRDOs) declined even more dramatically. Yields for weekly VRDOs fell from a 12 month high of 1.85% in late October to just above 1.00% in early December. The year closed with daily and weekly VRDO yields at more attractive levels as the market faced its traditional seasonal cash outflows. Nonetheless, the market was braced for another drop in yields with the start of 2003, and the heavy cash inflows that normally occur in early January.

During 2002, the net assets of the Portfolio declined 32% to $910 million as investors resisted the meager yields available. Our asset allocation heavily favored VRDOs and short-maturity commercial paper, and the Portfolio's weighted average maturity moved within a short to moderate range. In June, our seasonal purchases of new one year notes were more modest than a year earlier. The low interest rate environment, coupled with increasing municipal budgetary pressures, called for greater restraint in managing portfolio maturity. At the

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Municipal Money Market Portfolio (cont'd)

end of December, the Portfolio's average maturity was 32 days.

MARKET OUTLOOK
We expect the pace of economic activity during 2003 to begin to reflect some improvement as the economy responds to stimulative monetary and fiscal conditions. Barring the outbreak of war or further significant terrorist activity in the world, consumer and business confidence should continue to improve, producing meaningful economic expansion. Such an economic environment normally leads to moderately higher levels of short-term interest rates, which could become more evident during the second half of 2003.

January 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Municipal Money Market Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets

                                                                            FACE     AMORTIZED
                                                                          AMOUNT          COST
                                                                           (000)         (000)
----------------------------------------------------------------------------------------------
TAX-EXEMPT INSTRUMENTS (99.8%)
FIXED RATE INSTRUMENTS (42.1%)
COMMERCIAL PAPER (24.7%)
Clark County, Nevada, Motor Vehicle Fuel Tax, Ser. B,
  1.00%, 2/12/03                                                       $  15,000     $  15,000
Harris County, Texas, Ser. A-1Notes, 1.15%, 2/06/03                        7,422         7,422
Houston, Texas, Water & Sewer, Ser. 1994 A,
  1.10%, 2/20/03                                                           5,000         5,000
Indiana State Office Building Commission, Hoosier Notes,
  Ser. A, 1.10%, 2/18/03                                                   7,906         7,906
Jacksonville Health Facilities Authority, Florida, St Luke's
  Hospital Association, Ser. 2001 A, 1.25%, 2/26/03                        5,445         5,445
JEA, Florida, Water & Sewer System, Ser. E,
  1.15%, 2/25/03                                                          10,000        10,000
King County, Washington, Sewer Ser. A,
  1.35%, 1/13/03                                                          15,000        15,000
Maryland Health & Higher Educational Facilities Authority,
  Maryland, Johns Hopkins University, Ser. A,
  1.05%, 1/29/03                                                          10,000        10,000
Montgomery County Industrial Development Authority,
  Pennsylvania, PECO Energy Co., Ser. 1994 A,
  1.10%, 1/13/03                                                          13,000        13,000
Montgomery Industrial Development Board, Alabama,
  General Electric Co., Ser. 1990, 1.30%, 1/21/03                         10,000        10,000
New York City Municipal Water Finance Authority,
  New York, Ser. 4, 1.15%, 2/10/03                                         6,500         6,500
Purdue University Dormitory System, Indiana, Ser. 2000,
  1.25%, 2/25/03                                                           6,000         6,000
Rochester, Minnesota, Mayo Foundation, Ser. 1992 C,
  1.30%, 1/28/03                                                          12,000        12,000
Rochester, Minnesota, Mayo Foundation, Ser. 2000 C,
  1.25%, 1/14/03                                                          10,000        10,000
San Antonio, Texas, Electric & Gas, Ser. 1995 A,
  1.05%, 2/27/03                                                          12,000        12,000
San Antonio, Texas, Electric & Gas, Ser. 1995 A,
  1.25%, 2/26/03                                                           7,200         7,200
San Antonio, Texas, Water System, Ser. A,
  1.00%, 1/22/03                                                           7,200         7,200
South Carolina Public Service Authority, Santee Cooper,
  Ser. 1998, 1.05%, 2/11/03                                               15,000        15,000
South Carolina Public Service Authority, Santee Cooper,
  Ser. 1998, 1.05%, 2/13/03                                               15,000        15,000
Texas Municipal Power Agency, Ser. 1991,
  1.05%, 1/22/03                                                          20,000        20,000
University of Texas System Board of Regents, Ser. A,
  1.40%, 1/14/03                                                          15,000        15,000
----------------------------------------------------------------------------------------------
                                                                                       224,673
==============================================================================================
MUNICIPAL BONDS & NOTES (11.6%)
Colorado, Ser. 2002 A, TRANs, 3.00%, 6/27/03                              20,000        20,142
Greenville County School District, South Carolina,
  Ser. 2002, 2.00%, 3/01/03                                               10,000        10,012
Houston, Texas, Ser. 2002, TRANs, 3.00%, 6/30/03                          10,000        10,069
Idaho, Ser. 2002, TANs, 3.00%, 6/30/03                                    12,500        12,583
Illinois, Revenue Anticipation Certificates, Ser. 2002,
  3.00%, 4/15/03                                                          10,000        10,046
Indiana Bond Bank, Advance Funding, Ser. 2002 A-2,
  2.25%, 1/22/03                                                          10,000        10,004
Indianapolis Local Improvement Bond Bank, Indiana,
  Ser. 2002 A Notes, 2.375%, 1/09/03                                   $   3,000     $   3,001
New Jersey, Ser. 2003 A, TRANs, 3.00%, 6/12/03                            10,000        10,067
South Carolina Association of Government Organizations,
  Ser. 2002, COPs, TANs, 3.00%, 4/15/03                                   10,000        10,044
Texas, Ser. 2002, TRANs, 2.75%, 8/29/03                                   10,000        10,088
----------------------------------------------------------------------------------------------
                                                                                       106,056
==============================================================================================
PUT OPTION BONDS (5.8%)
Intermountain Power Agency, Utah, Ser. 1985 E,
  (Put 3/17/03), 1.50%, 7/01/14                                           23,500        23,500
Intermountain Power Agency, Utah, Ser. 1985 F,
  (Put 6/01/03), 1.25%, 7/01/18                                           10,000        10,000
Oklahoma Water Resources Board, State Loan,
  Ser. 1995, (Put 3/03/03), 1.30%, 9/01/24                                10,000        10,000
Oklahoma Water Resources Board, State Loan,
  Ser. 2001, (Put 4/01/03), 1.45%, 10/01/34                                9,100         9,100
----------------------------------------------------------------------------------------------
                                                                                        52,600
==============================================================================================
                                                                                       383,329
==============================================================================================
VARIABLE/FLOATING RATE INSTRUMENTS (57.7%)
DAILY VARIABLE RATE BONDS (11.8%)
Breckinridge County, Kentucky, Kentucky Association of
  Counties Leasing Trust, Ser. 2002 A, 1.80%, 2/01/32                      1,400         1,400
California Health Facilities Financing Authority,
  Adventist Health System/West, Ser. 1998 B (MBIA),
  1.55%, 9/01/28                                                           1,800         1,800
California Health Facilities Financing Authority, Adventist
  Health System/West, Ser. 2002 A, 1.50%, 9/01/25                          4,000         4,000
Clarksville Public Building Authority, Tennessee, Pooled
  Financing, Ser. 2001, 1.75%, 7/01/31                                     4,600         4,600
Harris County Health Facilities Development Corp., Texas,
  Methodist Hospital, Ser. 2002, 1.80%, 12/01/32                          16,250        16,250
Idaho Health Facilities Authority, St. Luke's Regional
  Medical Center, Ser. 1995, 1.80%, 5/01/22                                2,485         2,485
Illinois Development Finance Authority, Jewish Federation
  of Metropolitan Chicago, Ser. 2002 (AMBAC),
  1.80%, 9/01/32                                                           3,200         3,200
Illinois Development Finance Authority, YMCA of
  Metropolitan Chicago, Ser. 2001, 1.80%, 6/01/29                          4,240         4,240
Illinois Health Facilities Authority, Northwestern Memorial
  Hospital, Ser. 1995, 1.75%, 8/15/25                                      5,800         5,800
Illinois Health Facilities Authority, Northwestern Memorial
  Hospital, Ser. 2002 B, 1.75%, 8/15/09                                    7,200         7,200
Irvine Ranch Water District, California, Capital
  Improvement, Ser. 1986, COPs, 1.45%, 8/01/16                               600           600
Maricopa County, Arizona, Arizona Public Service Co.,
  Ser. 1994 C, 1.80%, 5/01/29                                              8,200         8,200
Metropolitan Government of Nashville & Davidson County
  Health & Education Board, Tennessee, Vanderbilt
  University, Ser. 2002 B, 1.85%, 10/01/32                                 2,600         2,600
Missouri Health & Educational Facilities Authority, Cox
  Health System, Ser. 1997 (MBIA), 1.75%, 6/01/15                          4,000         4,000
Missouri Health & Educational Facilities Authority,
  Washington University, Ser. 2000 B, 1.80%, 3/01/40                       4,200         4,200
Tempe, Arizona, Excise Tax, Ser. 1998,
  1.75%, 7/01/23                                                          15,600        15,600
University of Missouri, Ser. 2000 B, 1.80%, 11/01/30                       3,700         3,700

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Municipal Money Market Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                                            FACE     AMORTIZED
                                                                          AMOUNT          COST
                                                                           (000)         (000)
----------------------------------------------------------------------------------------------
VARIABLE/FLOATING RATE INSTRUMENTS (CONT'D)
DAILY VARIABLE RATE BONDS (CONT'D)
Utah County, Utah, IHC Health Services, Inc.,
  Ser. 2002 B, 1.80%, 5/15/35                                          $   4,500     $   4,500
Ward County, North Dakota, Trinity Obligated Group,
  Ser. 2002 A, 1.85%, 7/01/29                                              4,250         4,250
Washington Health Care Facilities Authority, Virginia
  Mason Medical Center, Ser. 1997 B (MBIA),
  1.66%, 2/15/27                                                           2,200         2,200
West Side Calhoun County, Texas, Sohio Chemical Co.,
  Ser. 1985, 1.80%, 12/01/15                                               6,100         6,100
----------------------------------------------------------------------------------------------
                                                                                       106,925
==============================================================================================
WEEKLY VARIABLE RATE BONDS (45.9%)
Arizona Health Facilities Authority, Northern Arizona
  Healthcare, Ser. 1996 B (MBIA), 1.60%, 10/01/26                          4,250         4,250
Arkansas Development Finance Authority, Higher
  Education Capital Asset Program, Ser. 1985 A,
  1.60%, 12/01/15                                                          6,900         6,900
Atlanta, Georgia, Water & Wastewater, Ser. 2001 B,
  1.55%, 11/01/38                                                         25,000        25,000
Bi-State Development Agency of the Missouri-Illinois
  Metropolitan District, Metrolink Cross County
  Extension, Ser. 2002 A (FSA), 1.60%, 10/01/32                           13,000        13,000
Charlotte-Mecklenburg Hospital Authority, North Carolina,
  Health Care System, Ser. C, 1.45%, 1/15/26                              11,000        11,000
Chicago Board of Education, Illinois, Ser. 2000 B,
  1.50%, 3/01/32                                                          11,400        11,400
Clark County, Nevada, Airport System, Sub-Lien,
  Ser. 2001 C (FGIC), 1.45%, 7/01/29                                      26,360        26,360
Clarksville Public Building Authority, Tennessee,
  Pooled Financing, Ser. 1995, 1.55%, 10/01/25                            11,310        11,310
Cleveland, Ohio, Airport System, Ser. 2001 C,
  1.55%, 1/01/31                                                          10,000        10,000
Cleveland, Ohio, Income Tax Refunding, Sub Ser. 1994,
  1.55%, 5/15/24                                                          11,823        11,823
Detroit, Michigan, Sewage Disposal System, Senior Lien,
  Ser. 2001 C-1 (FSA), 1.60%, 7/01/27                                     15,600        15,600
Fulton County Development Authority, Georgia,
  Morehouse College, Ser. 1997, 1.55%, 8/01/17                             3,415         3,415
Harris County, Texas, Toll Road Unlimited Tax Sub Lien,
  Ser. 1994 B, 1.60%, 8/01/15                                             13,800        13,800
Harris County Industrial Development Corporation, Texas,
  Baytank, Inc., Ser. 1998, 1.60%, 2/01/20                                 4,400         4,400
Illinois Development Finance Authority, Consolidated
  Edison Co., Ser. C, 1.60%, 3/01/09                                       5,000         5,000
Indiana Health Facilities Authority, Community Hospitals of
  Indiana, Inc., Ser. 2000 A, 1.55%, 7/01/28                               7,500         7,500
Jackson Energy Authority, Tennessee, Water
  System, Ser. 2002 (FSA), 1.55%, 12/01/23                                 5,390         5,390
Jacksonville Health Facilities Authority, Florida, Charity
  Obligated Group, Ser. 1997 C, 1.35%, 8/15/19                            21,205        21,205
Louisiana Public Facilities Authority, College &
  University Equipment, Ser. A, 1.60%, 9/01/10                             5,000         5,000
Michigan, Grant Anticipation Notes, Ser. 2001 B (FSA),
  1.45%, 9/15/08                                                          10,000        10,000
Michigan Building Authority, 2002 Multi-Modal Ser. II,
  1.60%, 10/15/36                                                         10,000        10,000
Missouri Health & Educational Facilities Authority,
  Stowers Institute, Ser. 2000 (MBIA),
  1.60%, 7/01/35                                                       $   8,600     $   8,600
Montgomery County Public Building Authority,
  Tennessee, Pooled Financing, Ser. 1997,
  1.55%, 11/01/27                                                          7,100         7,100
New York City Transitional Finance Authority, New York,
  Fiscal 1999 2nd Ser. SubSer. A-1, 1.60%, 11/15/22                        9,135         9,135
New York City Transitional Finance Authority, New York,
  Recovery, Fiscal 2003 Ser. 3 SubSer. 3D,
  1.55%, 11/01/22                                                         12,600        12,600
North Carolina Medical Care Commission, North Carolina
  Baptist Hospitals, Ser. 2000, 1.55%, 6/01/30                            13,900        13,900
North Carolina, Ser. 2002 C, 1.45%, 6/01/19                                5,700         5,700
Oregon, Veteran's Welfare, Ser. 73 F, 1.45%, 12/01/17                     20,500        20,500
Pennsylvania Higher Educational Facilities Authority,
  University of Pennsylvania Health Services,
  Ser. 1994 B, 1.60%, 1/01/24                                             10,500        10,500
Pennsylvania Turnpike Commission, Ser. 2002 A-2,
  1.50%, 12/01/31                                                         10,000        10,000
Piedmont Municipal Power Agency, South Carolina,
  Ser. 2002 B (FGIC), 1.60%, 1/01/18                                      15,900        15,900
Regional Transportation District, Colorado, Transit
  Vehicles, Ser. 2002 A, COPs (AMBAC),
  1.55%, 12/01/22                                                         11,000        11,000
University of Delaware, Ser. 1998, 1.60%, 11/01/23                        10,000        10,000
Utah, Ser. A, 1.45%, 7/01/16                                              10,500        10,500
Washington State, Ser. VR-96 B, 1.45%, 6/01/20                            11,000        11,000
Weber County, Utah, IHC Health Services, Inc.,
  Ser. 2000 C, 1.60%, 2/15/35                                             15,000        15,000
Williamsburg, Kentucky, Cumberland College,
  Ser. 2002, 1.52%, 9/01/32                                                9,500         9,500
Winston-Salem, North Carolina, Water & Sewer System,
  Ser. 2002 B, 1.50%, 6/01/30                                              4,700         4,700
----------------------------------------------------------------------------------------------
                                                                                       417,988
==============================================================================================
                                                                                       524,913
==============================================================================================
  TOTAL TAX-EXEMPT INSTRUMENTS (COST $908,242)                                         908,242
==============================================================================================
TOTAL INVESTMENTS (99.8%) (COST $908,242)                                              908,242
==============================================================================================

                                                                           VALUE
                                                                           (000)
----------------------------------------------------------------------------------------------
OTHER ASSETS (1.6%)
  Receivable for Investments Sold                                         12,011
  Interest Receivable                                                      2,729
  Other                                                                       36        14,776
----------------------------------------------------------------------------------------------
LIABILITIES (-1.4%)
  Bank Overdraft Payable                                                 (11,197)
  Investment Advisory Fees Payable                                          (754)
  Dividends Declared                                                        (335)
  Administrative Fees Payable                                               (137)
  Directors' Fees and Expenses Payable                                      (105)
  Custodian Fees Payable                                                     (13)
  Other Liabilities                                                          (51)      (12,592)
----------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                    $ 910,426
==============================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Municipal Money Market Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                                           (000)
--------------------------------------------------------------------------------
Net Assets Consist Of:
Paid-in Capital                                                        $ 910,417
Undistributed Net Investment Income                                            9
--------------------------------------------------------------------------------
NET ASSETS                                                             $ 910,426
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 910,419,519 outstanding $0.001 par value
    shares (authorized 4,000,000,000 shares)                           $    1.00
================================================================================

        SUMMARY OF TAX-EXEMPT INSTRUMENTS BY STATE

                                   AMORTIZED            PERCENT
                                     COST               OF NET
STATE                                (000)              ASSETS
--------------------------------------------------------------
Arizona                            $  28,050               3.1%
Arkansas                               6,900               0.8
California                             6,400               0.7
Colorado                              31,142               3.4
Florida                               36,650               4.0
Georgia                               28,415               3.1
Idaho                                 15,068               1.7
Illinois                              46,886               5.1
Indiana                               34,411               3.8
Kentucky                              10,900               1.2
Louisiana                              5,000               0.5
Maryland                              20,000               2.2
Michigan                              35,600               3.9
Minnesota                             22,000               2.4
Missouri                              33,500               3.7
Nevada                                41,360               4.5
New Jersey                            10,067               1.1
New York                              28,235               3.1
North Carolina                        35,300               3.9
North Dakota                           4,250               0.5
Ohio                                  21,823               2.4
Oklahoma                              19,100               2.1
Oregon                                20,500               2.3
Pennsylvania                          43,500               4.8
South Carolina                        65,956               7.2
Tennessee                             31,000               3.4
Texas                                134,529              14.8
Utah                                  63,500               7.0
Washington                            28,200               3.1
--------------------------------------------------------------
                                   $ 908,242              99.8%
==============================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Statements

                                         STATEMENTS OF OPERATIONS
                                         For the year ended December 31, 2002

                                                      ACTIVE                      ASIAN                    EUROPEAN       EUROPEAN
                                               INTERNATIONAL        ASIAN          REAL      EMERGING          REAL          VALUE
                                                  ALLOCATION       EQUITY        ESTATE       MARKETS        ESTATE         EQUITY
                                                   PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                       (000)        (000)         (000)         (000)         (000)          (000)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                         $  7,672      $   858         $  85      $ 16,668        $  753        $   909
  Interest                                               690            9             1           460             7             46
  Less: Foreign Taxes Withheld                          (830)         (64)           (4)       (1,065)           --            (60)
----------------------------------------------------------------------------------------------------------------------------------
    Total Income                                       7,532          803            82        16,063           760            895
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                             2,069          338            19        10,036           139            269
  Administrative Fees                                    512           71             9         1,176            36             58
  Custodian Fees                                         196          234            19         1,106            50            117
  Directors' Fees and Expenses                             3           --            --             7             1              1
  Filing and Registration Fees                            44           26            24           254            23             30
  Country Tax Expense                                     --           17            --           533            --             --
  Insurance Fees                                           8            1            --            19            --              1
  Interest Expense                                        --#           4            --#           10             1              3
  Professional Fees                                       52           28            15            43            15             20
  Shareholder Reporting Fees                              69           18            --#           35             1              1
  Distribution Fees on Class B Shares                     24            2             1            48             3              3
  Other Expenses                                           8            3             5            10             5              5
----------------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                     2,985          742            92        13,277           274            508
----------------------------------------------------------------------------------------------------------------------------------
  Waiver of Investment Advisory Fees                    (416)        (296)          (19)           --           (97)          (165)
  Expenses Reimbursed by Adviser                          --           (1)          (48)           --            --             --
----------------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                       2,569          445            25        13,277           177            343
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                           4,963          358            57         2,786           583            552
----------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS):
  Investments Sold                                   (45,403)      (3,151)           32       (50,980)          661         (2,002)
  Foreign Currency Transactions                        1,907         (126)            1        (5,392)           (7)            43
  Futures Contracts                                   (1,157)          --            --            --            --             --
----------------------------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                         (44,653)      (3,277)           33       (56,372)          654         (1,959)
----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
  Investments                                          5,572       (1,067)         (377)          698         2,332         (1,684)
  Foreign Currency Translations                         (227)           1            --         3,905*           34             44
  Futures Contracts                                     (284)          --            --            --            --             --
----------------------------------------------------------------------------------------------------------------------------------
    Net Change in Unrealized Appreciation
      (Depreciation)                                   5,061       (1,066)         (377)        4,603         2,366         (1,640)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
  UNREALIZED APPRECIATION (DEPRECIATION)             (39,592)      (4,343)         (344)      (51,769)        3,020         (3,599)
----------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                     $(34,629)     $(3,985)        $(287)     $(48,983)       $3,603        $(3,047)
==================================================================================================================================

* Net of foreign tax of $5,000.
# Amount is less than $500.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Statements

STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                GLOBAL                                                    JAPANESE
                                                    GLOBAL       VALUE   INTERNATIONAL  INTERNATIONAL   INTERNATIONAL        VALUE
                                                 FRANCHISE      EQUITY          EQUITY         MAGNUM       SMALL CAP       EQUITY
                                                 PORTFOLIO   PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO    PORTFOLIO
                                                     (000)       (000)           (000)          (000)           (000)        (000)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                         $1,528    $  1,373       $  98,520       $  1,495        $  9,991      $   245
  Interest                                              41          75           7,083            152             261           13
  Less: Foreign Taxes Withheld                        (154)        (53)        (10,820)          (167)         (1,070)         (37)
----------------------------------------------------------------------------------------------------------------------------------
    Total Income                                     1,415       1,395          94,783          1,480           9,182          221
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                             470         536          33,926            653           4,061          203
  Administrative Fees                                   95         109           6,639            147             673           45
  Custodian Fees                                        35          44           1,101            148             239           24
  Directors' Fees and Expenses                           1           4              64              2               7           --
  Filing and Registration Fees                          30          25              45             47              24           25
  Insurance Fees                                         1           1              94              3               7            1
  Interest Expense                                      --#         --#              3              8              --#           6
  Professional Fees                                     45          25             275             22              47           17
  Shareholder Reporting Fees                            72           4             273             24              29            3
  Distribution Fees on Class B Shares                    3          71             640             24              --            2
  Other Expenses                                         1           6              37              5               6            4
----------------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                     753         825          43,097          1,083           5,093          330
----------------------------------------------------------------------------------------------------------------------------------
  Waiver of Investment Advisory Fees                  (163)        (85)            (62)          (236)           (177)         (68)
----------------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                       590         740          43,035            847           4,916          262
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                           825         655          51,748            633           4,266          (41)
----------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS):
  Investments Sold                                     152      (3,285)        (72,312)        (7,957)        (15,539)      (3,518)
  Foreign Currency Transactions                     (1,312)         52          40,091           (232)             18          (11)
  Futures Contracts                                     --          --              --         (1,021)             --           --
----------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss)                       (1,160)     (3,233)        (32,221)        (9,210)        (15,521)      (3,529)
----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
  Investments                                        2,275      (9,698)       (190,089)        (3,264)         (5,727)         894
  Foreign Currency Translations                       (186)       (152)          5,638            298             197            2
  Futures Contracts                                     --          --              --            (44)             --           --
----------------------------------------------------------------------------------------------------------------------------------
    Net Change in Unrealized Appreciation
      (Depreciation)                                 2,089      (9,850)       (184,451)        (3,010)         (5,530)         896
----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
  UNREALIZED APPRECIATION (DEPRECIATION)               929     (13,083)       (216,672)       (12,220)        (21,051)      (2,633)
----------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                     $1,754    $(12,428)      $(164,924)      $(11,587)       $(16,785)     $(2,674)
==================================================================================================================================

# Amount is less than $500.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Statements

                                         STATEMENTS OF OPERATIONS
                                         For the year ended December 31, 2002

                                                                                                              SMALL
                                                               LATIN         EQUITY           FOCUS         COMPANY
                                                            AMERICAN         GROWTH          EQUITY          GROWTH   TECHNOLOGY
                                                           PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO    PORTFOLIO
                                                               (000)          (000)           (000)           (000)        (000)
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                  $   655      $   6,450        $    688        $    558     $     22
  Interest                                                        13            580              69             214           20
--------------------------------------------------------------------------------------------------------------------------------
    Total Income                                                 668          7,030             757             772           42
--------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                       231          4,119             592           2,747          275
  Administrative Fees                                             27          1,095             122             438           50
  Custodian Fees                                                  25             66              30              49           16
  Directors' Fees and Expenses                                     1             16               1               4           --
  Filing and Registration Fees                                    26             59              25              41           43
  Country Tax Expense                                             20             --              --              --           --
  Insurance Fees                                                   1             18               2               5            1
  Interest Expense                                                --#            29              --#              1            2
  Professional Fees                                               17             59              18              27           14
  Shareholder Reporting Fees                                      --             62               7              48           --
  Distribution Fees on Class B Shares                              1            460              23             496            5
  Other Expenses                                                   4              7               5               2            2
--------------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                               353          5,990             825           3,858          408
--------------------------------------------------------------------------------------------------------------------------------
  Waiver of Investment Advisory Fees                              --            (15)            (63)           (342)         (57)
--------------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                 353          5,975             762           3,516          351
--------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                     315          1,055              (5)         (2,744)        (309)
--------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS):
  Investments Sold                                            (3,863)      (161,941)        (22,037)        (42,857)     (22,790)
  Foreign Currency Transactions                                 (261)            --              --              --           --
--------------------------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                  (4,124)      (161,941)        (22,037)        (42,857)     (22,790)
--------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
  Investments                                                 (1,199)       (66,890)         (4,056)        (27,447)       3,898
  Foreign Currency Translations                                  209             --              --              --           --
--------------------------------------------------------------------------------------------------------------------------------
    Net Change in Unrealized Appreciation (Depreciation)        (990)       (66,890)         (4,056)        (27,447)       3,898
--------------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
  UNREALIZED APPRECIATION (DEPRECIATION)                      (5,114)      (228,831)        (26,093)        (70,304)     (18,892)
--------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                              $(4,799)     $(227,776)       $(26,098)       $(73,048)    $(19,201)
================================================================================================================================

# Amount is less than $500.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Statements

STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                                            EMERGING                   MUNICIPAL
                                                             U.S. REAL        VALUE          MARKETS          MONEY        MONEY
                                                                ESTATE       EQUITY             DEBT         MARKET       MARKET
                                                             PORTFOLIO    PORTFOLIO        PORTFOLIO      PORTFOLIO    PORTFOLIO
                                                                 (000)        (000)            (000)          (000)        (000)
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                   $ 35,217     $  3,147          $    --        $    --      $    --
  Interest                                                         454           68            5,235         32,339       15,750
  Less: Foreign Taxes Withheld                                    (127)          (2)             (20)            --           --
--------------------------------------------------------------------------------------------------------------------------------
    Total Income                                                35,544        3,213            5,215         32,339       15,750
--------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                       6,355          673              397          5,400        3,433
  Administrative Fees                                            1,248          217               88          2,822        1,703
  Custodian Fees                                                    71           24               21            107          103
  Directors' Fees and Expenses                                      16           13               --             76           37
  Filing and Registration Fees                                      33           48               24             52           39
  Insurance Fees                                                    17            3                1             45           --
  Interest Expense                                                   2            1                1             --           --
  Professional Fees                                                 54           19               23            149           89
  Shareholder Reporting Fees                                        97           18                3             47           22
  Distribution Fees on Class B Shares                               73          112                1             --           --
  Other Expenses                                                     8            7                3             24           14
--------------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                               7,974        1,135              562          8,722        5,440
--------------------------------------------------------------------------------------------------------------------------------
  Waiver of Investment Advisory Fees                                --          (80)              --             --           --
--------------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                 7,974        1,055              562          8,722        5,440
--------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                    27,570        2,158            4,653         23,617       10,310
--------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS):
  Investments Sold                                              20,017      (21,579)           2,057             --           --
  Foreign Currency Transactions                                     (6)          --               --             --           --
  Futures Contracts                                                 --           --             (303)            --           --
--------------------------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                    20,011      (21,579)           1,754             --           --
--------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
  Investments                                                  (55,613)     (19,695)          (1,149)            --           --
  Futures Contracts                                                 --           --              (97)            --           --
--------------------------------------------------------------------------------------------------------------------------------
    Net Change in Unrealized Appreciation (Depreciation)       (55,613)     (19,695)          (1,246)            --           --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
  UNREALIZED APPRECIATION (DEPRECIATION)                       (35,602)     (41,274)             508             --           --
--------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                               $ (8,032)    $(39,116)         $ 5,161        $23,617      $10,310
================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Statements

                                         Statements of Changes in Net Assets

                                                                        ACTIVE INTERNATIONAL ALLOCATION       ASIAN EQUITY
                                                                                   PORTFOLIO                    PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED     YEAR ENDED       YEAR ENDED     YEAR ENDED
                                                                        DECEMBER 31,   DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
                                                                                2002           2001             2002           2001
                                                                               (000)          (000)            (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                            $   4,963      $   5,682         $    358       $    370
  Net Realized Gain (Loss)                                                  (44,653)       (30,371)          (3,277)       (19,739)
  Net Change in Unrealized Appreciation (Depreciation)                        5,061        (65,978)          (1,066)        17,812
-----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations           (34,629)       (90,667)          (3,985)        (1,557)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                      (7,427)        (6,140)            (221)          (313)
  Net Realized Gain                                                              --           (219)              --             --
  Return of Capital                                                              --             --              (49)            --
  CLASS B:
  Net Investment Income                                                        (222)          (119)              (4)            (3)
  Net Realized Gain                                                              --            (10)              --             --
  Return of Capital                                                              --             --               (2)            --
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                        (7,649)        (6,488)            (276)          (316)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                                159,875        131,550           26,242         87,412
  Distributions Reinvested                                                    4,778          4,464              264            285
  Redeemed                                                                 (261,623)      (162,938)         (47,004)       (96,750)
  CLASS B:
  Subscribed                                                                 71,895        378,609              463            798
  Distributions Reinvested                                                      216            126                6              3
  Redeemed                                                                  (73,290)      (385,192)            (416)        (1,233)
-----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                                         (98,149)       (33,381)         (20,445)        (9,485)
-----------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                  (140,427)      (130,536)         (24,706)       (11,358)
NET ASSETS:
  Beginning of Period                                                       398,587        529,123           46,155         57,513
----------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                           $ 258,160      $ 398,587         $ 21,449       $ 46,155
==================================================================================================================================
  Undistributed (distributions in excess of) net investment income
    included in end of period net assets                                  $    (121)     $     469         $     30       $    (27)
  Accumulated net investment loss included in end of period net assets           --             --               --             --
==================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                        20,117         15,490            3,022         10,609
    Shares Issued on Distributions Reinvested                                   635            523               35             36
    Shares Redeemed                                                         (31,429)       (18,829)          (5,757)
-----------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                   (10,677)        (2,816)          (2,700)        (1,029)
==================================================================================================================================
    CLASS B:
    Shares Subscribed                                                         9,059         36,900               51             91
    Shares Issued on Distributions Reinvested                                    28             14                1             --
    Shares Redeemed                                                          (9,132)       (37,567)             (50)          (149)
-----------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                       (45)          (653)               2            (58)
==================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Statements

Statements of Changes in Net Assets

                                                                             ASIAN REAL ESTATE               EMERGING MARKETS
                                                                                 PORTFOLIO                       PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                        DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                                2002           2001            2002            2001
                                                                               (000)          (000)           (000)           (000)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                                $   57         $   44        $  2,786        $  4,088
  Net Realized Gain (Loss)                                                        33            119         (56,372)       (293,520)
  Net Change in Unrealized Appreciation (Depreciation)                          (377)          (591)          4,603         245,734
------------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations               (287)          (428)        (48,983)        (43,698)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                          (69)           (66)           (324)             --
  CLASS B:
  Net Investment Income                                                          (13)           (13)             --              --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                            (82)           (79)           (324)             --
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                                     160              2         888,416         649,086
  Distributions Reinvested                                                         5              1             306              --
  Redeemed                                                                       (41)          (349)       (928,810)       (774,429)
  CLASS B:
  Subscribed                                                                      33             12         446,446         108,329
  Distributions Reinvested                                                        13             12              --              --
  Redeemed                                                                        --             --        (449,154)       (107,814)
------------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                                              170           (322)        (42,796)       (124,828)
------------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                       (199)          (829)        (92,103)       (168,526)
NET ASSETS:
  Beginning of Period                                                          2,441          3,270         762,514         931,040
------------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                               $2,242         $2,441        $670,411        $762,514
===================================================================================================================================
  Undistributed (distributions in excess of) net investment income
    included in end of period net assets                                      $  (38)        $  (33)       $     --        $     --
  Accumulated net investment loss included in end of period net assets            --             --          (2,432)           (387)
===================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                             27             --          85,929          60,810
    Shares Issued on Distributions Reinvested                                      1             --              30              --
    Shares Redeemed                                                               (6)           (42)        (90,310)        (72,689)
------------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                         22            (42)         (4,351)        (11,879)
===================================================================================================================================
   CLASS B:
    Shares Subscribed                                                              5              2          40,886          10,642
    Shares Issued on Distributions Reinvested                                      2              1              --              --
    Shares Redeemed                                                               --             --         (40,921)        (10,534)
------------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                          7              3             (35)            108
===================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Statements

                                         Statements of Changes in Net Assets

                                                                          EUROPEAN REAL ESTATE          EUROPEAN VALUE EQUITY
                                                                                PORTFOLIO                     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                                2002           2001           2002           2001
                                                                               (000)          (000)          (000)          (000)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                               $   583        $   338        $   552        $   794
  Net Realized Gain (Loss)                                                       654             12         (1,959)        (1,484)
  Net Change in Unrealized Appreciation (Depreciation)                         2,366         (1,522)        (1,640)        (8,765)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations              3,603         (1,172)        (3,047)        (9,455)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                       (1,033)          (394)          (497)        (1,385)
  Net Realized Gain                                                               --             --             --         (2,150)
  CLASS B:
  Net Investment Income                                                          (54)           (38)           (13)           (29)
  Net Realized Gain                                                               --             --             --            (44)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                         (1,087)          (432)          (510)        (3,608)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                                   4,490          8,870         40,190         22,991
  Distributions Reinvested                                                       959            352            470          3,187
  Redeemed                                                                    (2,366)        (1,719)       (41,916)       (45,029)
  CLASS B:
  Subscribed                                                                     148            906            530             --
  Distributions Reinvested                                                        37             32             13             72
  Redeemed                                                                    (1,129)          (539)          (489)        (1,066)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                                            2,139          7,902         (1,202)       (19,845)
---------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                      4,655          6,298         (4,759)       (32,908)
NET ASSETS:
  Beginning of Period                                                         15,513          9,215         35,126         68,034
---------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                              $20,168        $15,513        $30,367        $35,126
=================================================================================================================================
  Undistributed (distributions in excess of) net investment income
    included in end of period net assets                                     $  (163)       $   (77)       $    29        $   (56)
  Accumulated net investment loss included in end of period net assets            --             --             --             --
=================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                            407            878          3,704          1,781
    Shares Issued on Distributions Reinvested                                     88             37             46            270
    Shares Redeemed                                                             (223)          (178)        (3,850)        (3,701)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                        272            737           (100)        (1,650)
=================================================================================================================================
    CLASS B:
    Shares Subscribed                                                             13             91             46             --
    Shares Issued on Distributions Reinvested                                      3              3              1              6
    Shares Redeemed                                                             (110)           (53)           (43)           (79)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                        (94)            41              4            (73)
=================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Statements

Statements of Changes in Net Assets

                                                                            GLOBAL FRANCHISE               GLOBAL VALUE EQUITY
                                                                                PORTFOLIO                       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        PERIOD FROM
                                                                                       NOVEMBER 28,
                                                                          YEAR ENDED       2001* TO     YEAR ENDED     YEAR ENDED
                                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                                2002           2001           2002           2001
                                                                               (000)          (000)          (000)          (000)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                              $    825        $     3      $     655       $    492
  Net Realized Gain (Loss)                                                    (1,160)            (7)        (3,233)           444
  Net Change in Unrealized Appreciation (Depreciation)                         2,089            263         (9,850)        (5,774)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations              1,754            259        (12,428)        (4,838)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                           --             --           (527)          (364)
  Net Realized Gain                                                             (164)            --           (335)            --
  CLASS B:
  Net Investment Income                                                           --             --           (334)          (262)
  Net Realized Gain                                                               (5)            --           (266)            --
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                           (169)            --         (1,462)          (626)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                                  60,250         10,351        143,418         11,104
  Distributions Reinvested                                                       164             --            844            319
  Redeemed                                                                   (24,012)            --       (135,881)       (14,405)
  CLASS B:
  Subscribed                                                                   1,835            400         15,905         14,901
  Distributions Reinvested                                                         4             --            600            262
  Redeemed                                                                      (765)            --        (14,001)       (13,163)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                                           37,476         10,751         10,885           (982)
---------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                     39,061         11,010         (3,005)        (6,446)
NET ASSETS:
  Beginning of Period                                                         11,010             --         64,168         70,614
---------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                             $ 50,071        $11,010      $  61,163       $ 64,168
=================================================================================================================================
  Undistributed (distributions in excess of) net investment income
    included in end of period net assets                                    $     --        $    (4)     $     (38)      $    116
  Accumulated net investment loss included in end of period net assets            --             --             --             --
=================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                          5,437          1,011         10,431            705
    Shares Issued on Distributions Reinvested                                     14             --             66             21
    Shares Redeemed                                                           (2,152)            --         (9,948)          (891)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                      3,299          1,011            549           (165)
=================================================================================================================================
    CLASS B:
    Shares Subscribed                                                            154             40          1,143            980
    Shares Issued on Distributions Reinvested                                      1             --             47             17
    Shares Redeemed                                                              (68)            --           (978)          (819)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                         87             40            212            178
=================================================================================================================================

* Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Statements

                                         Statements of Changes in Net Assets

                                                                          INTERNATIONAL EQUITY             INTERNATIONAL MAGNUM
                                                                               PORTFOLIO                         PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                                2002           2001           2002           2001
                                                                               (000)          (000)          (000)          (000)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                           $    51,748    $    60,117      $     633      $   1,634
  Net Realized Gain (Loss)                                                   (32,221)        98,154         (9,210)       (11,213)
  Net Change in Unrealized Appreciation (Depreciation)                      (184,451)      (642,551)        (3,010)       (23,558)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations           (164,924)      (484,280)       (11,587)       (33,137)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                      (87,623)       (83,187)          (442)          (750)
  Net Realized Gain                                                           (7,616)       (49,310)            --             --
  CLASS B:
  Net Investment Income                                                       (8,590)        (3,289)           (23)           (39)
  Net Realized Gain                                                             (802)        (2,059)            --             --
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                       (104,631)      (137,845)          (465)          (789)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                               1,471,477      1,309,026         86,175        372,553
  Distributions Reinvested                                                    79,948        110,929            433            726
  Redeemed                                                                (1,351,956)    (1,612,189)      (127,233)      (405,868)
  CLASS B:
  Subscribed                                                                 654,576        153,973        116,041         31,560
  Distributions Reinvested                                                     9,264          5,071             23             38
  Redeemed                                                                  (370,933)       (45,226)      (119,763)       (40,828)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Capital Share Transactions                                492,376        (78,416)       (44,324)       (41,819)
---------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                    222,821       (700,541)       (56,376)       (75,745)
NET ASSETS:
  Beginning of Period                                                      4,170,256      4,870,797        131,295        207,040
---------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                          $ 4,393,077    $ 4,170,256      $  74,919      $ 131,295
=================================================================================================================================
  Undistributed (distributions in excess of) net investment income
    included in end of period net assets                                 $   (13,902)   $    (1,972)     $      22      $     (56)
  Accumulated net investment loss included in end of period net assets            --             --             --             --
=================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                        129,820         95,828          9,726         37,283
    Shares Issued on Distributions Reinvested                                  5,495          7,260             51             79
    Shares Redeemed                                                         (121,464)      (115,322)       (14,222)       (40,315)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                     13,851        (12,234)        (4,445)        (2,953)
=================================================================================================================================
    CLASS B:
    Shares Subscribed                                                         43,886          9,784         13,932          3,167
    Shares Issued on Distributions Reinvested                                    640            333              3              4
    Shares Redeemed                                                          (24,947)        (2,826)       (14,240)        (4,077)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                     19,579          7,291           (305)          (906)
=================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Statements

Statements of Changes in Net Assets

                                                                          INTERNATIONAL SMALL CAP        JAPANESE VALUE EQUITY
                                                                                 PORTFOLIO                     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                                2002           2001           2002           2001
                                                                               (000)          (000)          (000)          (000)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                             $   4,266       $  5,123       $    (41)      $    (96)
  Net Realized Gain (Loss)                                                   (15,521)         7,218         (3,529)           508
  Net Change in Unrealized Appreciation (Depreciation)                        (5,530)       (35,447)           896        (14,454)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations            (16,785)       (23,106)        (2,674)       (14,042)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                       (4,135)        (6,718)            --           (683)
  Net Realized Gain                                                           (1,006)        (5,923)            --             --
  CLASS B:
  Net Investment Income                                                           --             --             --            (32)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                         (5,141)       (12,641)            --           (715)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                                 243,823         41,400         36,263         24,582
  Distributions Reinvested                                                     4,538         11,761             --            562
  Redeemed                                                                  (163,292)       (15,387)       (32,381)       (44,409)
  Transaction Fees                                                                --             30*            --             --
  CLASS B:
  Subscribed                                                                      --             --          1,345            994
  Distributions Reinvested                                                        --             --             --             26
  Redeemed                                                                        --             --         (2,064)        (3,177)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Capital Share Transactions                                 85,069         37,804          3,163        (21,422)
---------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                     63,143          2,057            489        (36,179)
NET ASSETS:
  Beginning of Period                                                        376,981        374,924         23,978         60,157
---------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                            $ 440,124       $376,981       $ 24,467       $ 23,978
=================================================================================================================================
  Undistributed (distributions in excess of) net investment income
    included in end of period net assets                                   $     416       $   (554)      $     --       $   (151)
  Accumulated net investment loss included in end of period net assets            --             --            (11)            --
=================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                         16,577          5,453          7,334          3,791
    Shares Issued on Distributions Reinvested                                    313            787             --             83
    Shares Redeemed                                                          (11,351)        (3,815)        (6,511)        (6,896)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                      5,539          2,425            823         (3,022)
=================================================================================================================================
    CLASS B:
    Shares Subscribed                                                             --             --            252            149
    Shares Issued on Distributions Reinvested                                     --             --             --              4
    Shares Redeemed                                                               --             --           (389)          (459)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                         --             --           (137)          (306)
=================================================================================================================================

* Effective January 18, 2001, the transaction fee of one-half of one percent charged on subscriptions and redemptions of capital shares was eliminated.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Statements

                                         Statements of Changes in Net Assets

                                                                              LATIN AMERICAN                EQUITY GROWTH
                                                                                 PORTFOLIO                    PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                                2002           2001           2002           2001
                                                                               (000)          (000)          (000)          (000)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                               $   315        $   568      $   1,055     $      (71)
  Net Realized Gain (Loss)                                                    (4,124)        (2,351)      (161,941)       (49,745)
  Net Change in Unrealized Appreciation (Depreciation)                          (990)         1,073        (66,890)      (141,991)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations             (4,799)          (710)      (227,776)      (191,807)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                         (233)          (327)        (1,002)            --
  Net Realized Gain                                                               --             --             --         (6,695)
  CLASS B:
  Net Investment Income                                                           (1)            (9)            --             --
  Net Realized Gain                                                               --             --             --         (2,633)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                           (234)          (336)        (1,002)        (9,328)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                                   5,693          3,163        152,575        340,476
  Distributions Reinvested                                                       230            322            978          6,571
  Redeemed                                                                    (5,623)        (5,176)      (158,888)      (484,577)
  CLASS B:
  Subscribed                                                                      99            256         39,890         80,644
  Distributions Reinvested                                                         2              8             --          2,609
  Redeemed                                                                      (664)          (546)       (44,367)      (154,670)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Net Assets
    Resulting from Capital Share Transactions                                   (263)        (1,973)        (9,812)      (208,947)
---------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                     (5,296)        (3,019)      (238,590)      (410,082)
NET ASSETS:
  Beginning of Period                                                         23,524         26,543        827,298      1,237,380
---------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                              $18,228        $23,524      $ 588,708     $  827,298
=================================================================================================================================
  Undistributed (distributions in excess of) net investment income
    included in end of period net assets                                     $     8        $   210      $     (37)    $       39
  Accumulated net investment loss included in end of period net assets            --             --             --             --
=================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                            741            318         19,117         21,593
    Shares Issued on Distributions Reinvested                                     32             37             77            360
    Shares Redeemed                                                             (741)          (571)       (19,492)       (30,299)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                         32           (216)          (298)        (8,346)
=================================================================================================================================
    CLASS B:
    Shares Subscribed                                                             10             25          2,672          4,462
    Shares Issued on Distributions Reinvested                                      1              1             --            144
    Shares Redeemed                                                              (74)           (57)        (3,079)        (8,764)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                        (63)           (31)          (407)        (4,158)
=================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Statements

Statements of Changes in Net Assets

                                                                               FOCUS EQUITY               SMALL COMPANY GROWTH
                                                                                 PORTFOLIO                     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                                2002           2001           2002           2001
                                                                               (000)          (000)          (000)          (000)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                              $     (5)      $   (269)      $ (2,744)      $ (1,797)
  Net Realized Gain (Loss)                                                   (22,037)       (20,649)       (42,857)       (51,329)
  Net Change in Unrealized Appreciation (Depreciation)                        (4,056)        (2,309)       (27,447)        35,383
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations            (26,098)       (23,227)       (73,048)       (17,743)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Realized Gain                                                               --         (2,293)            --            (16)
  CLASS B:
  Net Realized Gain                                                               --           (393)            --             (9)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                             --         (2,686)            --            (25)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                                  23,618         34,740         46,585         51,798
  Distributions Reinvested                                                        --          2,165             --              9
  Redeemed                                                                   (34,446)       (55,763)       (33,493)       (47,236)
  CLASS B:
  Subscribed                                                                   2,113          1,756        147,135        117,401
  Distributions Reinvested                                                        --            385             --             --
  Redeemed                                                                    (5,773)        (4,430)       (63,125)       (18,241)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                                          (14,488)       (21,147)        97,102        103,731
---------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                    (40,586)       (47,060)        24,054         85,963
NET ASSETS:
  Beginning of Period                                                         98,347        145,407        266,399        180,436
---------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                             $ 57,761       $ 98,347       $290,453       $266,399
=================================================================================================================================
  Undistributed (distributions in excess of) net investment income
    included in end of period net assets                                    $     --       $     15       $     --       $    (11)
  Accumulated net investment loss included in end of period net assets           (13)            --            (10)            --
=================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                          5,039          2,729          5,967          6,325
    Shares Issued on Distributions Reinvested                                     --            162             --              1
    Shares Redeemed                                                           (6,073)        (4,430)        (4,557)        (5,934)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                     (1,034)        (1,539)         1,410            392
=================================================================================================================================
    CLASS B:
    Shares Subscribed                                                            228            126         18,139         13,222
    Shares Issued on Distributions Reinvested                                     --             29             --              2
    Shares Redeemed                                                             (558)          (351)        (8,081)        (2,086)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                       (330)          (196)        10,058         11,138
=================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Statements

                                         Statements of Changes in Net Assets

                                                                                 TECHNOLOGY                 U.S. REAL ESTATE
                                                                                  PORTFOLIO                     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                                2002           2001           2002           2001
                                                                               (000)          (000)          (000)          (000)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                              $   (309)      $   (722)     $  27,570      $  27,219
  Net Realized Gain (Loss)                                                   (22,790)       (59,781)        20,011         26,151
  Net Change in Unrealized Appreciation (Depreciation)                         3,898          8,347        (55,613)         6,103
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations            (19,201)       (52,156)        (8,032)        59,473
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                           --             --        (26,650)       (25,005)
  Net Realized Gain                                                               --         (3,360)       (29,124)       (27,746)
  CLASS B:
  Net Investment Income                                                           --             --           (996)          (780)
  Net Realized Gain                                                               --           (260)        (1,321)          (934)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                             --         (3,620)       (58,091)       (54,465)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                                  15,412         37,400        290,341        210,287
  Distributions Reinvested                                                        --             --         50,451         47,000
  Redeemed                                                                   (19,397)       (44,388)      (319,193)      (149,787)
  CLASS B:
  Subscribed                                                                   6,182          3,474         24,064         14,956
  Distributions Reinvested                                                        --             --          2,306          1,633
  Redeemed                                                                    (6,125)        (3,217)       (15,057)       (13,526)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transaction                                            (3,928)        (6,731)        32,912        110,563
---------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                    (23,129)       (62,507)       (33,211)       115,571
NET ASSETS:
  Beginning of Period                                                         45,332        107,839        720,069        604,498
---------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                             $ 22,203       $ 45,332      $ 686,858      $ 720,069
=================================================================================================================================
  Undistributed (distributions in excess of) net investment income
    included in end of period net assets                                    $     --       $     (8)     $     (32)     $     291
  Accumulated net investment loss included in end of period net assets            (5)            --             --             --
=================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                          1,912          2,289         24,809         14,786
    Shares Issued on Distributions Reinvested                                     --             --          3,577          3,202
    Shares Redeemed                                                           (2,180)        (2,917)       (27,657)       (10,648)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                       (268)          (628)           729          7,340
=================================================================================================================================
    CLASS B:
    Shares Subscribed                                                            831            218          1,630          1,014
    Shares Issued on Distributions Reinvested                                     --             --            166            112
    Shares Redeemed                                                             (797)          (213)        (1,046)          (931)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                         34              5            750            195
=================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Statements

Statements of Changes in Net Assets

                                                                               VALUE EQUITY              EMERGING MARKETS DEBT
                                                                                 PORTFOLIO                     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                                2002           2001           2002           2001
                                                                               (000)          (000)          (000)          (000)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                              $  2,158       $  1,593       $  4,653       $  4,016
  Net Realized Gain (Loss)                                                   (21,579)         1,340          1,754           (453)
  Net Change in Unrealized Appreciation (Depreciation)                       (19,695)        (4,864)        (1,246)         1,951
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations            (39,116)        (1,931)         5,161          5,514
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                       (1,456)        (1,384)        (5,033)        (4,292)
  Net Realized Gain                                                               --         (3,174)            --             --
  CLASS B:
  Net Investment Income                                                         (693)          (247)           (33)           (30)
  Net Realized Gain                                                               --           (741)            --             --
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                         (2,149)        (5,546)        (5,066)        (4,322)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                                  42,581         71,706         10,976         20,595
  Distributions Reinvested                                                     1,266          4,178          4,640          3,069
  Redeemed                                                                   (42,155)       (38,786)       (19,493)       (19,363)
  CLASS B:
  Subscribed                                                                  43,271         28,809             --             --
  Distributions Reinvested                                                       644            816             33             30
  Redeemed                                                                    (7,421)        (4,303)          (129)            --
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                                           38,186         62,420         (3,973)         4,331
---------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                     (3,079)        54,943         (3,878)         5,523
NET ASSETS:
  Beginning of Period                                                        126,288         71,345         52,990         47,467
---------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                             $123,209       $126,288       $ 49,112       $ 52,990
=================================================================================================================================
  Undistributed (distributions in excess of) net investment income
    included in end of period net assets                                    $     (1)      $    (10)      $   (570)      $   (267)
  Accumulated net investment loss included in end of period net assets            --             --             --             --
=================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                          6,387          7,205          7,995          7,000
    Shares Issued on Distributions Reinvested                                    162            428          1,578          1,037
    Shares Redeemed                                                           (6,448)        (3,951)       (10,813)        (6,613)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                        101          3,682         (1,240)         1,424
=================================================================================================================================
    CLASS B:
    Shares Subscribed                                                          4,789          2,805             --             --
    Shares Issued on Distributions Reinvested                                     84             84             11             10
    Shares Redeemed                                                             (930)          (432)           (40)            --
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                      3,943          2,457            (29)            10
=================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Statements

                                         Statements of Changes in Net Assets

                                                                             MONEY MARKET              MUNICIPAL MONEY MARKET
                                                                               PORTFOLIO                      PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                              2002           2001           2002           2001
                                                                             (000)          (000)          (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                $    23,617   $    122,588    $    10,310    $    32,457
  Net Realized Gain (Loss)                                                      --            378             --            104
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations           23,617        122,966         10,310         32,561
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                    (23,615)      (122,588)       (10,310)       (32,457)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                             6,805,999     22,912,054      5,534,478      8,233,752
  Distributions Reinvested                                                  23,615        119,156         10,310         31,747
  Redeemed                                                              (8,165,964)   (23,351,717)    (5,981,180)    (8,395,221)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Capital Share Transactions                           (1,336,350)      (320,507)      (436,392)      (129,722)
-------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                               (1,336,348)      (320,129)      (436,392)      (129,618)
NET ASSETS:
  Beginning of Period                                                    2,706,283      3,026,412      1,346,818      1,476,436
-------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                        $ 1,369,935   $  2,706,283    $   910,426    $ 1,346,818
=================================================================================================================================
  Undistributed net investment income                                  $        88   $         86    $         9    $         9
=================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                    6,805,999     23,019,981      5,534,480      8,231,752
    Shares Issued on Distributions Reinvested                               23,615        119,148         10,310         31,746
    Shares Redeemed                                                     (8,165,964)   (23,459,644)    (5,981,170)    (8,393,216)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding               (1,336,350)      (320,515)      (436,380)      (129,718)
=================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Highlights

Active International Allocation Portfolio

Selected Per Share Data and Ratios

                                                                                             CLASS A
                                                                 ----------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                        2002++       2001        2000         1999        1998++
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $   8.65     $  10.68    $  14.26     $  11.90    $  10.39
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)(1)                                       0.13         0.12        0.19         0.22        0.22
  Net Realized and Unrealized Gain (Loss) on Investments               (1.26)       (2.01)      (2.32)        3.01        1.86
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (1.13)       (1.89)      (2.13)        3.23        2.08
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.22)       (0.14)      (0.01)       (0.11)      (0.34)
  Net Realized Gain                                                       --        (0.00)+     (1.44)       (0.76)      (0.23)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.22)       (0.14)      (1.45)       (0.87)      (0.57)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $   7.30     $   8.65    $  10.68     $  14.26    $  11.90
=================================================================================================================================
TOTAL RETURN                                                          (13.11)%     (17.63)%    (14.97)%      27.82%      20.12%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                               $249,742     $388,225    $509,309     $583,607    $266,832
Ratio of Expenses to Average Net Assets(1)                              0.80%        0.81%       0.82%        0.80%       0.80%
Ratio of Expenses to Average Net Assets Excluding Interest               N/A         0.80%       0.80%         N/A         N/A
  Expense
Ratio of Net Investment Income (Loss) to Average Net Assets(1)          1.57%        1.25%       1.55%        1.71%       1.91%
Portfolio Turnover Rate                                                   42%          36%         80%          53%         49%
---------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                    $   0.01     $   0.01    $   0.01     $   0.01    $   0.02
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    0.93%        0.89%       0.93%        0.92%       1.03%
      Net Investment Income (Loss) to Average Net Assets                1.44%        1.17%       1.45%        1.59%       1.70%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                             CLASS B
                                                                 ----------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                        2002++       2001        2000         1999        1998++
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $   8.77     $  10.80    $  14.41     $  12.12    $  10.48
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)(2)                                       0.11         0.13        0.27         0.13        0.22
  Net Realized and Unrealized Gain (Loss) on Investments               (1.27)       (2.06)      (2.43)        3.02        1.94
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (1.16)       (1.93)      (2.16)        3.15        2.16
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.20)       (0.10)      (0.01)       (0.10)      (0.29)
  Net Realized Gain                                                       --        (0.00)+     (1.44)       (0.76)      (0.23)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.20)       (0.10)      (1.45)       (0.86)      (0.52)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $   7.41     $   8.77    $  10.80     $  14.41    $  12.12
=================================================================================================================================
TOTAL RETURN                                                          (13.29)%     (17.81)%    (15.02)%      26.63%      20.71%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                               $  8,418     $ 10,362    $ 19,814     $  9,959    $     96
Ratio of Expenses to Average Net Assets(2)                              1.05%        1.06%       1.07%        1.05%       1.05%
Ratio of Expenses to Average Net Assets Excluding Interest               N/A         1.05%       1.05%         N/A         N/A
  Expense
Ratio of Net Investment Income (Loss) to Average Net Assets(2)          1.32%        1.05%       1.42%        1.16%       1.80%
Portfolio Turnover Rate                                                   42%          36%         80%          53%         49%
---------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                    $   0.01     $   0.01    $   0.02     $   0.01    $   0.03
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    1.18%        1.14%       1.18%        1.17%       1.27%
      Net Investment Income (Loss) to Average Net Assets                1.19%        0.97%       1.31%        0.95%       1.58%
---------------------------------------------------------------------------------------------------------------------------------

 +  Amount is less than $0.005 per share.
 ++ Per share amounts for the years ended December 31, 2002 and 1998 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Highlights

                                         Asian Equity Portfolio

Selected Per Share Data and Ratios

                                                                                             CLASS A
                                                                 ----------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                        2002++       2001++      2000         1999        1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $  8.16      $  8.53     $ 14.39     $   8.01     $  9.43
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)(1)                                       0.07         0.06        0.03         0.06        0.12
  Net Realized and Unrealized Gain (Loss) on Investments               (0.89)       (0.38)      (5.87)        6.42       (1.24)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (0.82)       (0.32)      (5.84)        6.48       (1.12)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.07)       (0.05)      (0.02)       (0.10)      (0.30)
  Return of Capital                                                    (0.02)          --          --           --          --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.09)       (0.05)      (0.02)       (0.10)      (0.30)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $  7.25      $  8.16     $  8.53     $  14.39     $  8.01
=================================================================================================================================
TOTAL RETURN                                                          (10.03)%      (3.69)%    (40.65)%      81.00%     (11.38)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $20,847      $45,489     $56,330     $103,513     $51,334
Ratio of Expenses to Average Net Assets (1)                             1.05%        1.18%       1.06%        1.07%       1.19%
Ratio of Expenses to Average Net Assets Excluding Country Tax
  Expense and Interest Expense                                          1.00%        1.00%       1.00%        1.00%       1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)         0.85%        0.71%       0.21%        0.58%       1.36%
Portfolio Turnover Rate                                                   73%          94%        101%         197%        151%
---------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                     $  0.06      $  0.06     $  0.04     $   0.06     $  0.05
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    1.75%        1.83%       1.32%        1.61%       1.79%
      Net Investment Income (Loss) to Average Net Assets                0.15%        0.06%      (0.05)%       0.04%       0.76%
---------------------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS B
                                                                 ----------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                        2002++       2001++      2000         1999        1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $  8.09      $  8.44     $ 14.28     $   7.97     $  9.40
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                      0.04        (0.13)      (0.06)        0.05        0.07
  Net Realized and Unrealized Gain (Loss) on Investments               (0.86)       (0.20)      (5.76)        6.34       (1.20)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (0.82)       (0.33)      (5.82)        6.39       (1.13)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.05)       (0.02)      (0.02)       (0.08)      (0.30)
  Return of Capital                                                    (0.02)          --          --           --          --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.07)       (0.02)      (0.02)       (0.08)      (0.30)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $  7.20      $  8.09     $  8.44     $  14.28     $  7.97
=================================================================================================================================
TOTAL RETURN                                                          (10.16)%      (3.89)%    (40.74)%      79.95%     (11.53)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $   602      $   666     $ 1,183     $  2,828     $ 1,487
Ratio of Expenses to Average Net Assets (2)                             1.30%        1.43%       1.31%        1.32%       1.47%
Ratio of Expenses to Average Net Assets Excluding Country Tax
  Expense and Interest Expense                                          1.25%        1.25%       1.25%        1.25%       1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)         0.60%        0.49%       0.02%        0.33%       1.06%
Portfolio Turnover Rate                                                   73%          94%        101%         197%        151%
---------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                     $  0.07      $  0.08     $  0.04     $   0.08     $  0.04
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    2.00%        2.08%       1.57%        1.87%       2.07%
      Net Investment Income (Loss) to Average Net Assets               (0.10)%      (0.16)%     (0.23)%      (0.22)%      0.46%
---------------------------------------------------------------------------------------------------------------------------------

++ Per share amounts for the years ended December 31, 2002 and 2001 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Highlights

Asian Real Estate Portfolio

Selected Per Share Data and Ratios

                                                                                             CLASS A
                                                                 ----------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                        2002++       2001        2000         1999        1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $  6.60      $  8.01     $  7.90     $   6.63     $  7.94
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)(1)                                       0.15         0.12        0.15         0.11        0.26
  Net Realized and Unrealized Gain (Loss) on Investments               (0.91)       (1.31)       0.11         1.50       (1.24)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (0.76)       (1.19)       0.26         1.61       (0.98)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.21)       (0.22)      (0.15)       (0.34)      (0.33)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $  5.63      $  6.60     $  8.01     $   7.90     $  6.63
=================================================================================================================================
TOTAL RETURN                                                          (11.55)%     (14.91)%      3.44%       24.27%     (11.82)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $ 1,843      $ 2,020     $ 2,786     $  2,912     $ 2,447
Ratio of Expenses to Average Net Assets(1)                              1.00%        1.02%       1.02%        1.01%       1.05%
Ratio of Expenses to Average Net Assets Excluding Interest Expense       N/A         1.00%       1.00%        1.00%       1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)          2.41%        1.69%       2.03%        1.64%       2.47%
Portfolio Turnover Rate                                                   38%          40%         87%          98%        261%
---------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                     $  0.18      $  0.17     $  0.22     $   0.15     $  0.36
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    3.81%        3.29%       4.04%        3.19%       4.52%
      Net Investment Income (Loss) to Average Net Assets               (0.40)%      (0.58)%     (0.98)%      (0.54)%     (1.00)%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                             CLASS B
                                                                 ----------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                        2002++       2001        2000         1999        1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $  6.64      $  8.06     $  7.93     $   6.66     $  8.03
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)(2)                                      0.14         0.10        0.09         0.13        0.12
  Net Realized and Unrealized Gain (Loss) on Investments               (0.91)       (1.32)       0.16         1.46       (1.16)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (0.77)       (1.22)       0.25         1.59       (1.04)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.20)       (0.20)      (0.12)       (0.32)      (0.33)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $  5.67      $  6.64     $  8.06     $   7.93     $  6.66
=================================================================================================================================
TOTAL RETURN                                                          (11.72)%     (15.18)%      3.29%       23.88%     (12.53)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $   399      $   421     $   484     $  1,372     $   761
Ratio of Expenses to Average Net Assets(2)                              1.25%        1.27%       1.27%        1.25%       1.38%
Ratio of Expenses to Average Net Assets Excluding Interest Expense       N/A         1.25%       1.25%        1.25%       1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)          2.16%        1.33%       1.56%        1.39%       2.39%
Portfolio Turnover Rate                                                   38%          40%         87%          98%        261%
---------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                     $  0.18      $  0.16     $  0.34     $   0.17     $  0.18
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    4.06%        3.54%       4.20%        3.10%       5.03%
      Net Investment Income (Loss) to Average Net Assets               (0.65)%      (0.94)%     (1.36)%      (0.45)%     (1.27)%
---------------------------------------------------------------------------------------------------------------------------------

++ Per share amounts for the year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Highlights

                                         Emerging Markets Portfolio

Selected Per Share Data and Ratios

                                                                                             CLASS A
                                                                 ----------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                        2002++      2001        2000          1999        1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $  10.81    $  11.31    $  19.27    $     9.55    $  12.97
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                          0.04        0.05       (0.10)        (0.03)       0.16
  Net Realized and Unrealized Gain (Loss) on Investments               (0.71)      (0.55)      (7.28)         9.75       (3.46)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (0.67)      (0.50)      (7.38)         9.72       (3.30)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.01)         --          --            --       (0.12)
  Net Realized Gain                                                       --          --       (0.58)           --          --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.01)         --       (0.58)           --       (0.12)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $  10.13    $  10.81    $  11.31    $    19.27    $   9.55
=================================================================================================================================
TOTAL RETURN                                                           (6.24)%     (4.42)%    (38.43)%      101.78%     (25.42)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                               $657,203    $748,058    $917,091    $1,544,893    $772,115
Ratio of Expenses to Average Net Assets                                 1.65%       1.65%       1.63%         1.64%       1.81%
Ratio of Expenses to Average Net Assets Excluding Country Tax
  Expense and Interest Expense                                          1.58%        N/A         N/A           N/A        1.70%
Ratio of Net Investment Income (Loss) to Average Net Assets             0.35%       0.47%      (0.63)%       (0.26)%      1.04%
Portfolio Turnover Rate                                                   91%         93%         92%          133%         98%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                             CLASS B
                                                                 ----------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                        2002++      2001        2000          1999        1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $  10.73    $  11.26    $  19.24    $     9.56    $  12.98
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                          0.01        0.03       (0.11)        (0.04)       0.10
  Net Realized and Unrealized Gain (Loss) on Investments               (0.68)      (0.56)      (7.29)         9.72       (3.43)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (0.67)      (0.53)      (7.40)         9.68       (3.33)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                   --          --          --            --       (0.09)
  Net Realized Gain                                                       --          --       (0.58)           --          --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                   --          --       (0.58)           --       (0.09)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $  10.06    $  10.73    $  11.26    $    19.24    $   9.56
=================================================================================================================================
TOTAL RETURN                                                           (6.24)%     (4.71)%    (38.60)%      101.26%     (25.65)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                               $ 13,208    $ 14,456    $ 13,949    $   16,999    $  7,199
Ratio of Expenses to Average Net Assets                                 1.90%       1.90%       1.88%         1.88%       2.06%
Ratio of Expenses to Average Net Assets Excluding Country Tax
  Expense and Interest Expense                                          1.83%        N/A         N/A           N/A        1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets             0.10%       0.22%      (0.82)%       (0.51)%      0.80%
Portfolio Turnover Rate                                                   91%         93%         92%          133%         98%
---------------------------------------------------------------------------------------------------------------------------------

 ++ Per share amounts for the year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Highlights

European Real Estate Portfolio

Selected Per Share Data and Ratios

                                                                                               CLASS A
                                                                   --------------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                   --------------------------------------------------------------
                                                                         2002++       2001        2000       1999         1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $  9.30      $ 10.38      $ 9.16     $ 9.58      $  9.52
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                       0.37         0.27        0.07      (0.05)        0.12
  Net Realized and Unrealized Gain (Loss) on Investments                 1.90        (1.09)       1.30      (0.17)        0.33
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                     2.27        (0.82)       1.37      (0.22)        0.45
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                 (0.64)       (0.26)      (0.15)     (0.20)       (0.39)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $ 10.93      $  9.30      $10.38     $ 9.16      $  9.58
=================================================================================================================================
TOTAL RETURN                                                            24.52%       (7.85)%     14.91%     (2.36)%       4.75%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                 $19,215      $13,826      $7,766     $9,931      $33,422
Ratio of Expenses to Average Net Assets (1)                              1.00%        1.01%       1.03%      1.23%        1.03%
Ratio of Expenses to Average Net Assets Excluding Interest Expense        N/A         1.00%       1.00%      1.00%        1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)          3.37%        2.30%       1.55%      2.33%        1.33%
Portfolio Turnover Rate                                                    79%          46%         74%        35%         119%
---------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                      $  0.06      $  0.05      $ 0.09     $ 0.01      $  0.03
     Ratios before expense limitation:
      Expenses to Average Net Assets                                     1.56%        1.53%       1.90%      1.71%        1.43%
      Net Investment Income (Loss) to Average Net Assets                 2.81%        1.74%       0.69%      1.85%        0.95%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                               CLASS B
                                                                   --------------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                   --------------------------------------------------------------
                                                                         2002++       2001        2000       1999         1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $  9.33      $ 10.41      $ 9.19     $ 9.61      $  9.52
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                       0.27         0.08        0.18       0.19         0.11
  Net Realized and Unrealized Gain (Loss) on Investments                 1.97        (0.93)       1.16      (0.43)        0.33
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                     2.24        (0.85)       1.34      (0.24)        0.44
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                 (0.61)       (0.23)      (0.12)     (0.18)       (0.35)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $ 10.96      $  9.33      $10.41     $ 9.19      $  9.61
=================================================================================================================================
TOTAL RETURN                                                            24.11%       (8.08)%     14.55%     (2.61)%       4.60%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                 $   953      $ 1,687      $1,449     $1,786      $ 2,531
Ratio of Expenses to Average Net Assets (2)                              1.25%        1.26%       1.28%      1.47%        1.28%
Ratio of Expenses to Average Net Assets Excluding Interest Expense        N/A         1.25%       1.25%      1.25%        1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)          3.12%        1.53%       1.50%      2.35%        1.15%
Portfolio Turnover Rate                                                    79%          46%         74%        35%         119%
---------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                      $  0.06      $  0.04      $ 0.10     $ 0.04      $  0.04
     Ratios before expense limitation:
      Expenses to Average Net Assets                                     1.81%        1.78%       2.15%      1.96%        1.68%
      Net Investment Income (Loss) to Average Net Assets                 2.56%        0.96%       0.61%      1.91%        0.77%
---------------------------------------------------------------------------------------------------------------------------------

 ++ Per share amounts for the year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Financial Highlights

                                         European Value Equity Portfolio

Selected Per Share Data and Ratios

                                                                                               CLASS A
                                                                 ----------------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                        2002++       2001        2000         1999        1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 11.42      $ 14.17     $ 15.09     $  15.75    $  17.96
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                      0.18         0.18        0.25         0.29        0.43
  Net Realized and Unrealized Gain (Loss) on Investments               (1.24)       (2.08)       0.76         1.10        1.08
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (1.06)       (1.90)       1.01         1.39        1.51
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.17)       (0.36)      (0.21)       (0.35)      (0.42)
  Net Realized Gain                                                       --        (0.49)      (1.72)       (1.70)      (3.30)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.17)       (0.85)      (1.93)       (2.05)      (3.72)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $ 10.19      $ 11.42     $ 14.17     $  15.09    $  15.75
=================================================================================================================================
TOTAL RETURN                                                           (9.24)%     (13.47)%      7.38%        9.60%       8.09%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $29,425      $34,117     $65,747     $105,030    $168,712
Ratio of Expenses to Average Net Assets (1)                             1.01%        1.07%       1.02%        1.09%       1.00%
Ratio of Expenses to Average Net Assets Excluding Interest              1.00%        1.00%       1.00%        1.00%        N/A
Expense
Ratio of Net Investment Income (Loss) to Average Net Assets (1)         1.65%        1.42%       1.22%        1.46%       1.47%
Portfolio Turnover Rate                                                  104%          59%         47%          74%         52%
---------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                     $  0.05      $  0.04     $  0.03     $   0.03    $   0.02
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    1.50%        1.31%       1.14%        1.22%       1.08%
      Net Investment Income (Loss) to Average Net Assets                1.16%        1.19%       1.09%        1.34%       1.40%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                               CLASS B
                                                                 ----------------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                        2002++       2001        2000         1999        1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 11.44      $ 14.19     $ 15.11     $  15.74    $  17.94
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                      0.18         0.03        0.19         0.12        0.33
  Net Realized and Unrealized Gain (Loss) on Investments               (1.26)       (1.96)       0.78         1.23        1.13
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (1.08)       (1.93)       0.97         1.35        1.46
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.15)       (0.33)      (0.17)       (0.28)      (0.36)
  Net Realized Gain                                                       --        (0.49)      (1.72)       (1.70)      (3.30)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.15)       (0.82)      (1.89)       (1.98)      (3.66)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $ 10.21      $ 11.44     $ 14.19     $  15.11    $  15.74
=================================================================================================================================
TOTAL RETURN                                                           (9.48)%     (13.71)%      7.08%        9.36%       7.80%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $   942      $ 1,009     $ 2,287     $  2,196    $  5,181
Ratio of Expenses to Average Net Assets (2)                             1.26%        1.32%       1.27%        1.34%       1.25%
Ratio of Expenses to Average Net Assets Excluding Interest              1.25%        1.25%       1.25%        1.25%        N/A
Expense
Ratio of Net Investment Income (Loss) to Average Net Assets (2)         1.40%        1.05%       0.96%        1.30%       1.15%
Portfolio Turnover Rate                                                  104%          59%         47%          74%         52%
---------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                     $  0.05      $  0.03     $  0.03     $   0.01    $   0.02
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    1.75%        1.56%       1.39%        1.48%       1.34%
      Net Investment Income (Loss) to Average Net Assets                0.91%        0.81%       0.83%        1.16%       1.08%
---------------------------------------------------------------------------------------------------------------------------------

 ++ Per share amounts for year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Highlights

Global Franchise Portfolio

Selected Per Share Data and Ratios

                                                                                               CLASS A
                                                                 ----------------------------------------------------------------
                                                                                           YEAR ENDED              PERIOD FROM
                                                                                         DECEMBER 31,       NOVEMBER 28, 2001*
                                                                                               2002++     TO DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                          $ 10.48                  $ 10.00
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                                               0.17                     0.01
  Net Realized and Unrealized Gain (Loss) on Investments                                         0.68                     0.47
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                                             0.85                     0.48
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Realized Gain                                                                             (0.04)                      --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                $ 11.29                  $ 10.48
=================================================================================================================================
TOTAL RETURN                                                                                     8.10%                    4.80%#
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                                         $48,644                  $10,595
Ratio of Expenses to Average Net Assets (1)                                                      1.00%                    1.00%**
Ratio of Net Investment Income (Loss) to Average Net Assets (1)                                  1.41%                    1.30%**
Portfolio Turnover Rate                                                                            62%                     N/A
---------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                                              $  0.03                  $  0.07
     Ratios before expense limitation:
      Expenses to Average Net Assets                                                             1.28%                   16.47%**
      Net Investment Income (Loss) to Average Net Assets                                         1.13%                  (14.17)%**
---------------------------------------------------------------------------------------------------------------------------------

                                                                                               CLASS B
                                                                 ----------------------------------------------------------------
                                                                                           YEAR ENDED              PERIOD FROM
                                                                                         DECEMBER 31,       NOVEMBER 28, 2001*
                                                                                               2002++     TO DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                          $ 10.46                  $ 10.00
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                                               0.11                    (0.09)
  Net Realized and Unrealized Gain (Loss) on Investments                                         0.71                     0.55
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                                             0.82                     0.46
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Realized Gain                                                                             (0.04)                      --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                $ 11.24                  $ 10.46
=================================================================================================================================
TOTAL RETURN                                                                                     7.82%                    4.60%#
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                                         $ 1,427                  $   415
Ratio of Expenses to Average Net Assets (2)                                                      1.25%                    1.25%**
Ratio of Net Investment Income (Loss) to Average Net Assets (2)                                  1.16%                  (13.29)%**
Portfolio Turnover Rate                                                                            62%                     N/A
---------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                                              $  0.04                  $  0.00+
     Ratios before expense limitation:
      Expenses to Average Net Assets                                                             1.53%                   16.72%**
      Net Investment Income (Loss) to Average Net Assets                                         0.88%                  (21.62)%**
---------------------------------------------------------------------------------------------------------------------------------

 +  Amount is less than $0.005 per share.
 ++ Per share amounts for the year ended December 31, 2002 are based on average shares outstanding.
 *  Commencement of Operations
 ** Annualized
 #  Not annualized.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Highlights

                                         Global Value Equity Portfolio

Selected Per Share Data and Ratios

                                                                                                CLASS A
                                                                 ----------------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                        2002++       2001        2000         1999        1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 15.45      $ 17.05     $ 18.32     $  20.74    $  18.52
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                      0.15         0.13        0.26         0.44        0.15
  Net Realized and Unrealized Gain (Loss) on Investments               (2.82)       (1.56)       1.75         0.32        2.55
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (2.67)       (1.43)       2.01         0.76        2.70
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.20)       (0.17)      (0.62)       (0.44)      (0.17)
  Net Realized Gain                                                    (0.12)          --       (2.66)       (2.74)      (0.31)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.32)       (0.17)      (3.28)       (3.18)      (0.48)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $ 12.46      $ 15.45     $ 17.05     $  18.32    $  20.74
=================================================================================================================================
TOTAL RETURN                                                          (17.34)%      (8.36)%     11.75%        4.01%      14.60%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $34,297      $34,079     $40,418     $115,646    $228,748
Ratio of Expenses to Average Net Assets (1)                             1.00%        1.01%       1.01%        1.01%       1.00%
Ratio of Expenses to Average Net Assets Excluding Interest               N/A         1.00%       1.00%        1.00%        N/A
Expense
Ratio of Net Investment Income (Loss) to Average Net Assets (1)         1.08%        0.79%       1.16%        1.26%       0.96%
Portfolio Turnover Rate                                                   42%          51%         48%          41%         39%
---------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                     $  0.02      $  0.02     $  0.04     $   0.02    $   0.01
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    1.12%        1.16%       1.17%        1.06%       1.07%
      Net Investment Income (Loss) to Average Net Assets                0.96%        0.64%       1.00%        1.20%       0.90%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                CLASS B
                                                                 ----------------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                        2002++       2001        2000         1999        1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 15.33      $ 16.92     $ 18.20     $  20.63    $  18.46
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                      0.12         0.13        0.27         0.21        0.15
  Net Realized and Unrealized Gain (Loss) on Investments               (2.82)       (1.58)       1.68         0.50        2.46
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (2.70)       (1.45)       1.95         0.71        2.61
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.16)       (0.14)      (0.57)       (0.40)      (0.13)
  Net Realized Gain                                                    (0.12)          --       (2.66)       (2.74)      (0.31)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.28)       (0.14)      (3.23)       (3.14)      (0.44)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $ 12.35      $ 15.33     $ 16.92     $  18.20    $  20.63
=================================================================================================================================
TOTAL RETURN                                                          (17.63)%      (8.58)%     11.52%        3.75%      14.15%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $26,866      $30,089     $30,196     $ 28,089    $ 13,123
Ratio of Expenses to Average Net Assets (2)                             1.25%        1.26%       1.26%        1.26%       1.25%
Ratio of Expenses to Average Net Assets Excluding Interest               N/A         1.25%       1.25%        1.25%        N/A
Expense
Ratio of Net Investment Income (Loss) to Average Net Assets (2)         0.83%        0.78%       1.14%        0.89%       0.68%
Portfolio Turnover Rate                                                   42%          51%         48%          41%         39%
---------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                     $  0.02      $  0.02     $  0.04     $   0.01    $   0.01
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    1.37%        1.41%       1.42%        1.31%       1.32%
      Net Investment Income (Loss) to Average Net Assets                0.71%        0.64%       0.97%        0.83%       0.62%
---------------------------------------------------------------------------------------------------------------------------------

 ++ Per share amounts for the year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Highlights

International Equity Portfolio

Selected Per Share Data and Ratios

                                                                                                CLASS A
                                                                 -------------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                 -------------------------------------------------------------------
                                                                        2002++        2001          2000         1999         1998++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $    15.59    $    17.88    $    19.62   $    18.25   $    17.16
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                      0.19          0.25          0.25         0.24         0.27
  Net Realized and Unrealized Gain (Loss) on Investments               (0.82)        (2.00)         1.44         2.80         2.86
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (0.63)        (1.75)         1.69         3.04         3.13
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.33)        (0.34)        (0.04)       (0.18)       (0.38)
  Net Realized Gain                                                    (0.03)        (0.20)        (3.39)       (1.49)       (1.66)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.36)        (0.54)        (3.43)       (1.67)       (2.04)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $    14.60    $    15.59    $    17.88   $    19.62   $    18.25
====================================================================================================================================
TOTAL RETURN                                                           (4.02)%       (9.74)%        9.29%       16.91%       18.30%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                             $3,953,655    $4,004,817    $4,810,852   $4,630,035   $3,400,498
Ratio of Expenses to Average Net Assets (1)                             1.00%         1.00%         1.00%        1.00%        1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)         1.24%         1.35%         1.45%        1.28%        1.33%
Portfolio Turnover Rate                                                   51%           63%           53%          37%          33%
------------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income:                 $     0.00+   $     0.00+          N/A   $     0.00+  $     0.00+
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    1.00%         1.01%         1.00%        1.01%        1.02%
      Net Investment Income (Loss) to Average Net Assets                1.24%         1.34%         1.45%        1.27%        1.32%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                CLASS B
                                                                 -------------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                 -------------------------------------------------------------------
                                                                        2002++        2001          2000         1999         1998++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $    15.53    $    17.81    $    19.58   $    18.22   $    17.13
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                      0.12          0.07          0.23         0.19         0.24
  Net Realized and Unrealized Gain (Loss) on Investments               (0.78)        (1.83)         1.39         2.81         2.85
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (0.66)        (1.76)         1.62         3.00         3.09
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.31)        (0.32)           --        (0.15)       (0.34)
  Net Realized Gain                                                    (0.03)        (0.20)        (3.39)       (1.49)       (1.66)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.34)        (0.52)        (3.39)       (1.64)       (2.00)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $    14.53    $    15.53    $    17.81   $    19.58   $    18.22
====================================================================================================================================
TOTAL RETURN                                                           (4.25)%       (9.83)%        8.94%       16.68%       18.13%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                             $  439,422    $  165,439    $   59,945   $   41,374   $   17,076
Ratio of Expenses to Average Net Assets (2)                             1.25%         1.25%         1.25%        1.25%        1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)         0.99%         0.73%         1.44%        0.93%        0.96%
Portfolio Turnover Rate                                                   51%           63%           53%          37%          33%
------------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income:                 $     0.00+   $     0.00+          N/A   $     0.00+  $     0.00+
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    1.25%         1.26%         1.25%        1.26%        1.28%
      Net Investment Income (Loss) to Average Net Assets                0.99%         0.72%         1.44%        0.92%        0.95%
------------------------------------------------------------------------------------------------------------------------------------

 +  Amount is less than $0.005 per share.
 ++ Per share amounts for the year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Highlights

                                         International Magnum Portfolio

Selected Per Share Data and Ratios

                                                                                                 CLASS A
                                                                 ------------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                 ------------------------------------------------------------------
                                                                       2002++        2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $  9.34      $  11.56     $  13.62     $  11.57     $  10.87
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                     0.07          0.11         0.11         0.19         0.14
  Net Realized and Unrealized Gain (Loss) on Investments              (1.31)        (2.27)       (1.52)        2.64         0.66
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                  (1.24)        (2.16)       (1.41)        2.83         0.80
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                               (0.06)        (0.06)       (0.16)       (0.15)       (0.10)
  Net Realized Gain                                                      --            --        (0.49)       (0.63)          --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                               (0.06)        (0.06)       (0.65)       (0.78)       (0.10)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $  8.04      $   9.34     $  11.56     $  13.62     $  11.57
===================================================================================================================================
TOTAL RETURN                                                         (13.36)%      (18.71)%     (10.50)%      24.87%        7.33%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                               $68,275      $120,753     $183,566     $188,586     $269,814
Ratio of Expenses to Average Net Assets (1)                            1.01%         1.01%        1.01%        1.01%        1.00%
Ratio of Expenses to Average Net Assets Excluding Interest             1.00%         1.00%        1.00%        1.00%         N/A
Expense
Ratio of Net Investment Income (Loss) to Average Net Assets (1)        0.81%         1.00%        0.84%        0.89%        1.34%
Portfolio Turnover Rate                                                  59%           44%          56%          59%          39%
-----------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                    $  0.02      $   0.01     $   0.01     $   0.02     $   0.01
     Ratios before expense limitation:
      Expenses to Average Net Assets                                   1.30%         1.14%        1.10%        1.11%        1.13%
      Net Investment Income (Loss) to Average Net Assets               0.52%         0.87%        0.75%        0.80%        1.24%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                 CLASS B
                                                                 ------------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                 ------------------------------------------------------------------
                                                                       2002++        2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $  9.32      $  11.52     $  13.58     $  11.54     $  10.84
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                     0.06          0.01         0.08         0.11         0.14
  Net Realized and Unrealized Gain (Loss) on Investments              (1.31)        (2.18)       (1.54)        2.68         0.64
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                  (1.25)        (2.17)       (1.46)        2.79         0.78
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                               (0.03)        (0.03)       (0.12)       (0.12)       (0.08)
  Net Realized Gain                                                      --            --        (0.48)       (0.63)          --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                               (0.03)        (0.03)       (0.60)       (0.75)       (0.08)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $  8.04      $   9.32     $  11.52     $  13.58     $  11.54
===================================================================================================================================
TOTAL RETURN                                                         (13.49)%      (18.87)%     (10.81)%      24.58%        7.13%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                               $ 6,644      $ 10,542     $ 23,474     $ 30,770     $ 26,151
Ratio of Expenses to Average Net Assets (2)                            1.26%         1.26%        1.26%        1.25%        1.25%
Ratio of Expenses to Average Net Assets Excluding Interest             1.25%         1.25%        1.25%        1.25%         N/A
Expense
Ratio of Net Investment Income (Loss) to Average Net Assets (2)        0.56%         0.75%        0.58%        0.87%        1.24%
Portfolio Turnover Rate                                                  59%           44%          56%          59%          39%
-----------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                    $  0.03      $   0.01     $   0.01     $   0.01     $   0.01
     Ratios before expense limitation:
      Expenses to Average Net Assets                                   1.55%         1.39%        1.35%        1.35%        1.37%
      Net Investment Income (Loss) to Average Net Assets               0.27%         0.62%        0.49%        0.54%        1.14%
-----------------------------------------------------------------------------------------------------------------------------------

 ++ Per share amounts for the year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Highlights

International Small Cap Portfolio

Selected Per Share Data and Ratios

                                                                                                 CLASS A
                                                                 -------------------------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
                                                                 -------------------------------------------------------------------
                                                                        2002++        2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $  14.82      $  16.30     $  19.67     $  15.25     $  15.61
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                      0.15          0.21         0.24         0.22         0.22
  Net Realized and Unrealized Gain (Loss) on Investments *             (0.59)        (1.18)       (0.86)        5.66         0.39
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (0.44)        (0.97)       (0.62)        5.88         0.61
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.13)        (0.27)       (0.17)       (0.29)       (0.24)
  Net Realized Gain                                                    (0.04)        (0.24)       (2.61)       (1.20)       (0.79)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.17)        (0.51)       (2.78)       (1.49)       (1.03)
------------------------------------------------------------------------------------------------------------------------------------
TRANSACTION FEES                                                          --          0.00+        0.03         0.03         0.06
====================================================================================================================================
NET ASSET VALUE, END OF PERIOD                                      $  14.21      $  14.82     $  16.30     $  19.67     $  15.25
====================================================================================================================================
TOTAL RETURN                                                           (2.99)%       (5.88)%      (2.92)%      39.34%        4.25%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                               $440,124      $376,981     $374,924     $357,708     $252,642
Ratio of Expenses to Average Net Assets (1)                             1.15%         1.15%        1.16%        1.15%        1.15%
Ratio of Expenses to Average Net Assets Excluding Interest               N/A           N/A         1.15%         N/A          N/A
Expense
Ratio of Net Investment Income (Loss) to Average Net Assets (1)         1.00%         1.38%        1.32%        1.30%        1.23%
Portfolio Turnover Rate                                                   34%           39%          54%          48%          39%
------------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                    $   0.01      $   0.01     $   0.01     $   0.01     $   0.01
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    1.19%         1.19%        1.22%        1.20%        1.21%
      Net Investment Income (Loss) to Average Net Assets                0.96%         1.34%        1.38%        1.25%        1.18%
------------------------------------------------------------------------------------------------------------------------------------

 * Includes a 1% transaction fee on purchases and redemptions of capital shares through 1999 and 0.50% for the years ended December 31, 2001 and 2000.
 +  Amount is less than $0.005 per share.
 ++ Per share amounts for year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Highlights

                                         Japanese Value Equity Portfolio

Selected Per Share Data and Ratios

                                                                                                  CLASS A
                                                                    ----------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------------------------------------
                                                                          2002++       2001++       2000        1999++       1998
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $  5.25      $  7.62      $ 10.12     $  6.18      $  5.89
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                       (0.01)       (0.01)       (0.02)      (0.02)        0.04
  Net Realized and Unrealized Gain (Loss) on Investments                 (0.58)       (2.25)       (2.37)       3.96         0.48
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                     (0.59)       (2.26)       (2.39)       3.94         0.52
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                     --        (0.11)       (0.11)         --        (0.23)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $  4.66      $  5.25      $  7.62     $ 10.12      $  6.18
====================================================================================================================================
TOTAL RETURN                                                            (11.22)%     (29.96)%     (23.69)%     63.75%        8.82%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $24,159      $22,921      $56,306     $73,666      $57,755
Ratio of Expenses to Average Net Assets (1)                               1.02%        1.02%        1.03%       1.01%        1.11%
Ratio of Expenses to Average Net Assets Excluding Interest Expense        1.00%        1.00%        1.00%       1.00%        1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)          (0.15)%      (0.21)%      (0.29)%     (0.28)%       0.03%
Portfolio Turnover Rate                                                     45%          14%          14%         26%          66%
------------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                       $  0.01      $  0.02      $  0.01     $  0.01      $  0.01
     Ratios before expense limitation:
      Expenses to Average Net Assets                                      1.29%        1.26%        1.12%       1.14%        1.30%
      Net Investment Income (Loss) to Average Net Assets                 (0.42)%      (0.45)%      (0.38)%     (0.41)%      (0.14)%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  CLASS B
                                                                    ----------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------------------------------------
                                                                          2002++       2001++       2000        1999++       1998
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $  5.18      $  7.54      $ 10.02     $  6.13      $  5.87
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                       (0.03)       (0.03)        0.02        0.08        (0.09)
  Net Realized and Unrealized Gain (Loss) on Investments                 (0.56)       (2.22)       (2.41)       3.81         0.58
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                     (0.59)       (2.25)       (2.39)       3.89         0.49
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                     --        (0.11)       (0.09)         --        (0.23)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $  4.59      $  5.18      $  7.54     $ 10.02      $  6.13
====================================================================================================================================
TOTAL RETURN                                                            (11.39)%     (30.15)%     (23.93)%     63.46%        8.33%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $   308      $ 1,057      $ 3,851     $ 3,538      $ 1,083
Ratio of Expenses to Average Net Assets (2)                               1.27%        1.27%        1.28%       1.26%        1.36%
Ratio of Expenses to Average Net Assets Excluding Interest Expense        1.25%        1.25%        1.25%       1.25%        1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)          (0.40)%      (0.50)%      (0.54)%     (0.57)%      (0.25)%
Portfolio Turnover Rate                                                     45%          14%          14%         26%          66%
------------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                       $  0.01      $  0.02      $  0.00+    $  0.01      $  0.02
     Ratios before expense limitation:
      Expenses to Average Net Assets                                      1.54%        1.51%        1.37%       1.39%        1.55%
      Net Investment Income (Loss) to Average Net Assets                 (0.67)%      (0.74)%      (0.62)%     (0.67)%      (0.42)%
------------------------------------------------------------------------------------------------------------------------------------

 +  Amount is less than $0.005 per share.
 ++ Per share amounts for the years ended December 31, 2002, 2001 and 1999 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Highlights

Latin American Portfolio

Selected Per Share Data and Ratios

                                                                                                  CLASS A
                                                                    ----------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------------------------------------
                                                                          2002++       2001         2000        1999         1998++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $  9.09      $  9.36      $ 11.32     $  6.74      $ 10.91
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                        0.12         0.23         0.01        0.18         0.13
  Net Realized and Unrealized Gain (Loss) on Investments                 (1.99)       (0.36)       (1.82)       4.59        (4.16)
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                     (1.87)       (0.13)       (1.81)       4.77        (4.03)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                  (0.09)       (0.14)       (0.15)      (0.19)       (0.09)
  Net Realized Gain                                                         --           --           --          --        (0.05)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                  (0.09)       (0.14)       (0.15)      (0.19)       (0.14)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $  7.13      $  9.09      $  9.36     $ 11.32      $  6.74
====================================================================================================================================
TOTAL RETURN                                                            (20.55)%      (1.48)%     (16.21)%     71.28%      (37.10)%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $18,032      $22,699      $25,403     $13,809      $15,012
Ratio of Expenses to Average Net Assets (1)                               1.67%        1.80%        1.84%       1.79%        1.81%
Ratio of Expenses to Average Net Assets Excluding Country Tax and
 Interest Expense                                                         1.58%        1.72%        1.70%       1.70%        1.64%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)           1.52%        2.27%       (0.03)%      1.40%        1.40%
Portfolio Turnover Rate                                                     76%          58%         133%        124%         196%
------------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                           N/A      $  0.00+     $  0.02     $  0.04          N/A
     Ratios before expense limitation:
      Expenses to Average Net Assets                                      1.67%        1.80%        2.06%       2.12%         N/A
      Net Investment Income (Loss) to Average Net Assets                  1.52%        2.25%       (0.25)%      1.07%         N/A
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  CLASS B
                                                                    ----------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------------------------------------
                                                                          2002++       2001         2000        1999         1998++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $  9.10      $  9.37      $ 11.36     $  6.78      $ 10.80
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                        0.13         0.25        (0.01)       0.19         0.12
  Net Realized and Unrealized Gain (Loss) on Investments                 (2.02)       (0.41)       (1.83)       4.58        (4.09)
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                     (1.89)       (0.16)       (1.84)       4.77        (3.97)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                  (0.06)       (0.11)       (0.15)      (0.19)          --
  Net Realized Gain                                                         --           --           --          --        (0.05)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                  (0.06)       (0.11)       (0.15)      (0.19)       (0.05)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $  7.15      $  9.10      $  9.37     $ 11.36      $  6.78
====================================================================================================================================
TOTAL RETURN                                                            (20.83)%      (1.77)%     (16.42)%     70.85%      (36.86)%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $   196      $   825      $ 1,140     $ 1,387      $ 1,148
Ratio of Expenses to Average Net Assets (2)                               1.92%        2.05%        2.09%       2.05%        2.01%
Ratio of Expenses to Average Net Assets Excluding Country Tax and
 Interest Expense                                                         1.83%        1.97%        1.95%       1.95%        1.85%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)           1.27%        2.05%        0.33%       1.04%        1.24%
Portfolio Turnover Rate                                                     76%          58%         133%        124%         196%
------------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                           N/A      $  0.00+     $  0.03     $  0.05          N/A
     Ratios before expense limitation:
      Expenses to Average Net Assets                                      1.92%        2.05%        2.31%       2.35%         N/A
      Net Investment Income (Loss) to Average Net Assets                  1.27%        2.03%       (0.26)%      0.75%         N/A
------------------------------------------------------------------------------------------------------------------------------------

 +  Amount is less than $0.005 per share.
 ++ Per share amounts for the years ended December 31, 2002 and 1998 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Highlights

                                         Equity Growth Portfolio

Selected Per Share Data and Ratios

                                                                                                CLASS A
                                                                -------------------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------------------------
                                                                       2002++        2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $  17.29      $  20.51     $  25.04     $  19.04     $  16.93
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                     0.03          0.01        (0.01)       (0.02)        0.04
  Net Realized and Unrealized Gain (Loss) on Investments              (4.80)        (3.08)       (2.76)        7.49         3.17
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                  (4.77)        (3.07)       (2.77)        7.47         3.21
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                               (0.03)           --           --        (0.00)+      (0.03)
  Net Realized Gain                                                      --         (0.15)       (1.76)       (1.47)       (1.07)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                               (0.03)        (0.15)       (1.76)       (1.47)       (1.10)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $  12.49      $  17.29     $  20.51     $  25.04     $  19.04
===================================================================================================================================
TOTAL RETURN                                                         (27.64)%      (14.97)%     (11.78)%      39.89%       19.04%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                              $432,207      $603,652     $886,824     $977,005     $784,565
Ratio of Expenses to Average Net Assets (1)                            0.80%         0.80%        0.80%        0.80%        0.80%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)        0.21%         0.05%        0.79%       (0.10)%       0.22%
Portfolio Turnover Rate                                                 143%           94%          71%          91%         156%
-----------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                   $   0.00+     $   0.00+    $   0.00+    $   0.00+    $   0.00+
     Ratios before expense limitation:
      Expenses to Average Net Assets                                   0.81%         0.81%        0.80%        0.80%        0.80%
      Net Investment Income (Loss) to Average Net Assets               0.21%         0.06%       (0.06)%      (0.10)%       0.22%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                CLASS B
                                                                -------------------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------------------------
                                                                       2002++        2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $  17.08      $  20.32     $  24.90     $  18.97     $  16.91
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                     0.00+        (0.04)       (0.04)       (0.04)       (0.00)+
  Net Realized and Unrealized Gain (Loss) on Investments              (4.74)        (3.05)       (2.78)        7.44         3.15
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                  (4.74)        (3.09)       (2.82)        7.40         3.15
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                  --            --           --        (0.00)+      (0.02)
  Net Realized Gain                                                      --         (0.15)       (1.76)       (1.47)       (1.07)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                  --         (0.15)       (1.76)       (1.47)       (1.09)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $  12.34      $  17.08     $  20.32     $  24.90     $  18.97
===================================================================================================================================
TOTAL RETURN                                                         (27.75)%      (15.26)%     (12.01)%      39.61%       18.71%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                              $156,501      $223,646     $350,556     $246,889     $ 83,330
Ratio of Expenses to Average Net Assets (2)                            1.05%         1.05%        1.05%        1.05%        1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)       (0.04)%       (0.22)%      (1.04)%      (0.34)%      (0.02)%
Portfolio Turnover Rate                                                 143%           94%          71%          91%         156%
-----------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                   $   0.00+     $   0.00+    $   0.00+    $   0.00+    $   0.00+
     Ratios before expense limitation:
      Expenses to Average Net Assets                                   1.06%         1.06%        1.05%        1.05%        1.05%
      Net Investment Income (Loss) to Average Net Assets              (0.04)%       (0.22)%      (0.30)%      (0.34)%      (0.20)%
-----------------------------------------------------------------------------------------------------------------------------------

 +  Amount is less than $0.005 per share.
 ++ Per share amounts for year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Highlights

Focus Equity Portfolio

Selected Per Share Data and Ratios

                                                                                                CLASS A
                                                                 -----------------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------------------------
                                                                       2002++       2001         2000         1999         1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $ 12.67      $ 15.31     $  19.70     $  17.50     $  15.78
==================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                     0.00+       (0.03)       (0.05)       (0.06)       (0.00)+
  Net Realized and Unrealized Gain (Loss) on Investments              (3.65)       (2.28)       (2.05)        7.89         2.42
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                  (3.65)       (2.31)       (2.10)        7.83         2.42
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Realized Gain                                                      --        (0.33)       (2.29)       (5.63)       (0.70)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $  9.02      $ 12.67     $  15.31     $  19.70     $  17.50
==================================================================================================================================
TOTAL RETURN                                                         (28.81)%     (15.22)%     (11.66)%      46.44%       15.35%
==================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                               $51,347      $85,204     $126,531     $136,128     $130,734
Ratio of Expenses to Average Net Assets (1)                            1.00%        1.01%        1.00%        1.01%        1.01%
Ratio of Expenses to Average Net Assets Excluding
 Interest Expense                                                       N/A         1.00%         N/A         1.00%        1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)        0.02%       (0.21)%      (0.27)%      (0.33)%       0.01%
Portfolio Turnover Rate                                                 173%          95%          93%         155%         373%
----------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                    $  0.01      $  0.01     $   0.00+    $   0.01     $   0.01
     Ratios before expense limitation:
      Expenses to Average Net Assets                                   1.09%        1.08%        1.04%        1.07%        1.03%
      Net Investment Income (Loss) to Average Net Assets              (0.07)%      (0.28)%      (0.29)%      (0.39)%      (0.01)%
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                CLASS B
                                                                 -----------------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------------------------
                                                                       2002++       2001         2000         1999         1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $ 12.45      $ 15.09     $  19.50     $  17.40     $  15.72
==================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                    (0.03)       (0.07)       (0.08)       (0.08)       (0.06)
  Net Realized and Unrealized Gain (Loss) on Investments              (3.57)       (2.24)       (2.04)        7.81         2.44
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                  (3.60)       (2.31)       (2.12)        7.73         2.38
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Realized Gain                                                      --        (0.33)       (2.29)       (5.63)       (0.70)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $  8.85      $ 12.45     $  15.09     $  19.50     $  17.40
==================================================================================================================================
TOTAL RETURN                                                         (28.92)%     (15.45)%     (11.89)%      46.13%       15.15%
==================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                               $ 6,414      $13,143     $ 18,876     $ 22,168     $ 16,682
Ratio of Expenses to Average Net Assets (2)                            1.25%        1.26%        1.25%        1.26%        1.26%
Ratio of Expenses to Average Net Assets Excluding
 Interest Expense                                                       N/A         1.25%        1.25%        1.25%        1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)       (0.23)%      (0.45)%      (0.52)%      (0.58)%      (0.26)%
Portfolio Turnover Rate                                                 173%          95%          93%         155%         373%
----------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                    $  0.01      $  0.00+    $   0.00+    $   0.01     $   0.00+
     Ratios before expense limitation:
      Expenses to Average Net Assets                                   1.34%        1.33%        1.29%        1.32%        1.28%
      Net Investment Income (Loss) to Average Net Assets              (0.32)%      (0.53)%      (0.54)%      (0.64)%      (0.28)%
----------------------------------------------------------------------------------------------------------------------------------

 +  Amount is less than $0.005 per share.
 ++ Per share amounts for year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Highlights

                                         Small Company Growth Portfolio

Selected Per Share Data and Ratios

                                                                                                   CLASS A
                                                                  ----------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                  ----------------------------------------------------------------
                                                                         2002++        2001        2000        1999        1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $   9.65      $  10.99     $ 13.32     $  8.07     $  7.72
==================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                      (0.07)        (0.06)      (0.08)      (0.05)       0.09
  Net Realized and Unrealized Gain (Loss) on Investments                (2.08)        (1.28)      (0.69)       7.40        1.97
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                    (2.15)        (1.34)      (0.77)       7.35        2.06
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                    --            --          --          --       (0.09)
  Net Realized Gain                                                        --         (0.00)+     (1.56)      (2.10)      (1.62)
----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                    --         (0.00)+     (1.56)      (2.10)      (1.71)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $   7.50      $   9.65     $ 10.99     $ 13.32     $  8.07
==================================================================================================================================
TOTAL RETURN                                                           (22.28)%      (12.18)%     (6.64)%     96.45%      27.54%
==================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $ 74,554      $ 82,300     $89,367     $77,193     $73,276
Ratio of Expenses to Average Net Assets (1)                              1.10%         1.10%       1.25%       1.25%       1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)         (0.82)%       (0.69)%     (0.68)%     (0.59)%      1.06%
Portfolio Turnover Rate                                                   133%          144%        129%        204%        331%
----------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                     $   0.01      $   0.01     $  0.01     $  0.01     $  0.01
     Ratios before expense limitation:
      Expenses to Average Net Assets                                     1.22%         1.25%       1.30%       1.43%       1.35%
      Net Investment Income (Loss) to Average Net Assets                (0.94)%       (0.83)%     (0.73)%     (0.78)%      0.96%
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   CLASS B
                                                                  ----------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                  ----------------------------------------------------------------
                                                                         2002++        2001        2000        1999        1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $   9.36      $  10.68     $ 13.01     $  7.93     $  7.63
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                      (0.09)        (0.06)      (0.10)      (0.08)       0.09
  Net Realized and Unrealized Gain (Loss) on Investments                (2.01)        (1.26)      (0.67)       7.26        1.90
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                    (2.10)        (1.32)      (0.77)       7.18        1.99
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                    --            --          --          --       (0.07)
  Net Realized Gain                                                        --         (0.00)+     (1.56)      (2.10)      (1.62)
----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                    --         (0.00)+     (1.56)      (2.10)      (1.69)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $   7.26      $   9.36     $ 10.68     $ 13.01     $  7.93
==================================================================================================================================
TOTAL RETURN                                                           (22.44)%      (12.35)%     (6.81)%     95.97%      26.86%
==================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $215,899      $184,099     $91,069     $14,775     $ 1,282
Ratio of Expenses to Average Net Assets (2)                              1.35%         1.35%       1.50%       1.50%       1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)         (1.07)%       (0.97)%     (0.97)%     (0.87)%      0.88%
Portfolio Turnover Rate                                                   133%          144%        129%        204%        331%
----------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                     $   0.01      $   0.01     $  0.00+    $  0.02     $  0.01
     Ratios before expense limitation:
      Expenses to Average Net Assets                                     1.47%         1.50%       1.55%       1.66%       1.60%
      Net Investment Income (Loss) to Average Net Assets                (1.19)%       (1.12)%     (1.02)%      1.03%       0.78%
----------------------------------------------------------------------------------------------------------------------------------

 +  Amount is less than $0.005 per share.
 ++ Per share amounts for year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Highlights

Technology Portfolio

Selected Per Share Data and Ratios

                                                                                                  CLASS A
                                                                    ----------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------------------------------------
                                                                          2002++       2001         2000        1999++       1998++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $ 12.76      $ 25.82     $  38.91     $ 17.98      $ 11.73
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                       (0.10)       (0.18)       (0.34)      (0.28)       (0.13)
  Net Realized and Unrealized Gain (Loss) on Investments                 (5.97)      (12.00)       (7.69)      28.07         6.45
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                     (6.07)      (12.18)       (8.03)      27.79         6.32
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Realized Gain                                                         --        (0.88)       (5.06)      (6.86)       (0.07)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $  6.69      $ 12.76     $  25.82     $ 38.91      $ 17.98
====================================================================================================================================
TOTAL RETURN                                                            (47.57)%     (47.89)%     (22.67)%    160.62%       53.90%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $20,331      $42,195     $101,588     $82,190      $27,506
Ratio of Expenses to Average Net Assets (1)                               1.26%        1.26%        1.26%       1.26%        1.29%
Ratio of Expenses to Average Net Assets Excluding Interest Expense        1.25%        1.25%        1.25%       1.25%        1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)          (1.11)%      (1.09)%      (1.05)%     (1.06)%      (0.95)%
Portfolio Turnover Rate                                                    122%         107%         150%        250%         265%
------------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income (Loss)                $  0.02      $  0.01     $   0.01     $  0.00+     $  0.07
     Ratios before expense limitation:
      Expenses to Average Net Assets                                      1.46%        1.34%        1.29%       1.28%        1.82%
      Net Investment Income (Loss) to Average Net Assets                 (1.32)%      (1.17)%      (1.08)%     (1.09)%      (1.47)%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  CLASS B
                                                                    ----------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------------------------------------
                                                                          2002++       2001         2000        1999++       1998++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $ 12.61      $ 25.58     $  38.69     $ 17.92      $ 11.72
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                       (0.12)       (0.21)       (0.41)      (0.35)       (0.16)
  Net Realized and Unrealized Gain (Loss) on Investments                 (5.88)      (11.88)       (7.64)      27.98         6.43
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                     (6.00)      (12.09)       (8.05)      27.63         6.27
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Realized Gain                                                         --        (0.88)       (5.06)      (6.86)       (0.07)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $  6.61      $ 12.61     $  25.58     $ 38.69      $ 17.92
====================================================================================================================================
TOTAL RETURN                                                            (47.62)%     (47.99)%     (22.86)%    160.26%       53.52%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $ 1,872      $ 3,137     $  6,251     $ 4,192      $   850
Ratio of Expenses to Average Net Assets (2)                               1.51%        1.51%        1.51%       1.51%        1.55%
Ratio of Expenses to Average Net Assets Excluding Interest Expense        1.50%        1.50%        1.50%       1.50%        1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)          (1.36)%      (1.34)%      (1.30)%     (1.31)%      (1.32)%
Portfolio Turnover Rate                                                    122%         107%         150%        250%         265%
------------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                       $  0.02      $  0.01     $   0.01     $  0.00+     $  0.07
     Ratios before expense limitation:
      Expenses to Average Net Assets                                      1.71%        1.59%        1.54%       1.53%        2.08%
      Net Investment Income (Loss) to Average Net Assets                 (1.57)%      (1.42)%      (1.34)%     (1.32)%      (1.84)%
------------------------------------------------------------------------------------------------------------------------------------

 +  Amount is less than $0.005 per share
 ++ Per share amounts for the years ended December 31, 2002, 1999 and 1998 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Highlights

                                         U.S. Real Estate Portfolio

Selected Per Share Data and Ratios

                                                                                                CLASS A
                                                                -------------------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------------------------
                                                                       2002++        2001         2000         1999         1998++
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $  14.63      $  14.50     $  11.84     $  12.71     $  15.38
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                     0.52          0.60         0.51         0.81         0.47
  Net Realized and Unrealized Gain (Loss) on Investments              (0.48)         0.71         2.94        (0.98)       (2.32)
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   0.04          1.31         3.45        (0.17)       (1.85)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                               (0.52)        (0.57)       (0.56)       (0.66)       (0.49)
  Net Realized Gain                                                   (0.60)        (0.61)       (0.23)       (0.04)       (0.33)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                               (1.12)        (1.18)       (0.79)       (0.70)       (0.82)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $  13.55      $  14.63     $  14.50     $  11.84     $  12.71
===================================================================================================================================
TOTAL RETURN                                                           0.18%         9.27%       29.65%       (1.48)%     (12.29)%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                              $655,274      $696,871     $584,263     $311,064     $259,589
Ratio of Expenses to Average Net Assets (1)                            0.99%         1.00%        1.00%        1.00%        1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)        3.49%         4.19%        4.13%        6.52%        3.33%
Portfolio Turnover Rate                                                  47%           33%          31%          47%         117%
-----------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                        N/A      $   0.00+    $   0.00+    $   0.00+    $   0.00+
     Ratios before expense limitation:
      Expenses to Average Net Assets                                   0.99%         1.01%        1.01%        1.02%        1.04%
      Net Investment Income (Loss) to Average Net Assets               3.49%         4.18%        4.11%        6.51%        3.30%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                CLASS B
                                                                -------------------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------------------------
                                                                       2002++        2001         2000         1999         1998++
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $  14.55      $  14.45     $  11.80     $  12.67     $  15.34
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                     0.45          0.56         0.49         0.82         0.47
  Net Realized and Unrealized Gain (Loss) on Investments              (0.45)         0.68         2.92        (1.02)       (2.35)
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   0.00          1.24         3.41        (0.20)       (1.88)
-----------------------------------------------------------------------------------------------------------------------------------
                     DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                               (0.48)        (0.53)       (0.53)       (0.63)       (0.46)
  Net Realized Gain                                                   (0.60)        (0.61)       (0.23)       (0.04)       (0.33)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                               (1.08)        (1.14)       (0.76)       (0.67)       (0.79)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $  13.47      $  14.55     $  14.45     $  11.80     $  12.67
===================================================================================================================================
TOTAL RETURN                                                          (0.07)%        8.78%       29.36%       (1.73)%     (12.52)%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                              $ 31,584      $ 23,198     $ 20,235     $ 13,418     $ 13,523
Ratio of Expenses to Average Net Assets (2)                            1.24%         1.25%        1.25%        1.25%        1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)        3.24%         3.96%        3.83%        6.13%        3.23%
Portfolio Turnover Rate                                                  47%           33%          31%          47%         117%
-----------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                        N/A      $   0.00+    $   0.00+    $   0.00+    $   0.01
     Ratios before expense limitation:
      Expenses to Average Net Assets                                   1.24%         1.26%        1.26%        1.27%        1.29%
      Net Investment Income (Loss) to Average Net Assets               3.24%         3.95%        3.81%        6.12%        3.20%
-----------------------------------------------------------------------------------------------------------------------------------

 +  Amount is less than $0.005 per share.
 ++ Per share amounts for the years ended December 31, 2002 and 1998 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Highlights

Value Equity Portfolio

Selected Per Share Data and Ratios

                                                                                             CLASS A
                                                                 ----------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                        2002++       2001++      2000         1999        1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $  9.68     $  10.32     $  9.63      $ 10.78     $ 13.62
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                      0.14         0.15        0.16         0.26        0.20
  Net Realized and Unrealized Gain (Loss) on Investments               (2.47)       (0.31)       1.54         0.97        0.98
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (2.33)       (0.16)       1.70         1.23        1.18
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.14)       (0.15)      (0.16)       (0.17)      (0.21)
  Net Realized Gain                                                       --        (0.33)      (0.85)       (2.21)      (3.81)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.14)       (0.48)      (1.01)       (2.38)      (4.02)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $  7.21     $   9.68     $ 10.32      $  9.63     $ 10.78
=================================================================================================================================
TOTAL RETURN                                                          (24.22)%      (1.55)%     18.08%       11.63%       8.79%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $76,452     $101,691     $70,454      $46,768     $57,543
Ratio of Expenses to Average Net Assets (1)                             0.70%        0.70%       0.70%        0.73%       0.70%
Ratio of Expenses to Average Net Assets Excluding Interest
 Expense                                                                 N/A          N/A         N/A         0.70%        N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)         1.69%        1.56%       1.64%        1.25%       1.36%
Portfolio Turnover Rate                                                   45%          50%         62%          80%        153%
---------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                     $  0.01     $   0.01     $  0.01      $  0.03     $  0.02
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    0.76%        0.79%       0.81%        0.86%       0.82%
      Net Investment Income (Loss) to Average Net Assets                1.63%        1.47%       1.54%        1.12%       1.25%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                             CLASS B
                                                                 ----------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                        2002++       2001++      2000         1999        1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $  9.67     $  10.32    $   9.60     $  10.76    $  13.59
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                      0.12         0.13        0.12         0.20        0.07
  Net Realized and Unrealized Gain (Loss) on Investments               (2.46)       (0.32)       1.56         0.99        1.08
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (2.34)       (0.19)       1.68         1.19        1.15
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.12)       (0.13)      (0.11)       (0.13)      (0.17)
  Net Realized Gain                                                       --        (0.33)      (0.85)       (2.22)      (3.81)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.12)       (0.46)      (0.96)       (2.35)      (3.98)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $  7.21     $   9.67    $  10.32     $   9.60    $  10.76
=================================================================================================================================
TOTAL RETURN                                                          (24.32)%      (1.89)%     17.92%       11.22%       8.59%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $46,757     $ 24,597    $    891     $    921    $  1,045
Ratio of Expenses to Average Net Assets (2)                             0.95%        0.95%       0.95%        0.98%       0.95%
Ratio of Expenses to Average Net Assets Excluding Interest
 Expense                                                                 N/A          N/A         N/A         0.95%        N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (2)         1.44%        1.25%       1.35%        1.01%       1.12%
Portfolio Turnover Rate                                                   45%          50%         62%          80%        153%
---------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                     $  0.00+    $   0.01    $   0.01     $   0.03    $   0.02
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    1.01%        1.04%       1.11%        1.13%       1.07%
      Net Investment Income (Loss) to Average Net Assets                1.38%        1.17%       1.24%        0.87%       1.01%
---------------------------------------------------------------------------------------------------------------------------------

 +  Amount is less than $0.005 per share.
 ++ Per share amounts for the years ended December 31, 2002 and 2001 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Highlights

                                         Emerging Markets Debt Portfolio

Selected Per Share Data and Ratios

                                                                                             CLASS A
                                                                 ----------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                        2002++       2001        2000         1999++      1998++
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $  2.95      $  2.88     $  3.00      $  2.61     $  5.77
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                 0.27         0.21        0.55         0.43        1.13
  Net Realized and Unrealized Gain (Loss) on Investments                0.06         0.09       (0.17)        0.34       (3.19)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                    0.33         0.30        0.38         0.77       (2.06)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.33)       (0.23)      (0.50)       (0.37)      (1.10)
  Return of Capital                                                       --           --          --        (0.01)         --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.33)       (0.23)      (0.50)       (0.38)      (1.10)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $  2.95      $  2.95     $  2.88      $  3.00     $  2.61
=================================================================================================================================
TOTAL RETURN                                                           11.29%       10.57%      12.81%       29.22%     (35.95)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $48,769      $52,561     $47,080      $52,654     $46,234
Ratio of Expenses to Average Net Assets                                 1.06%        1.13%       1.15%        1.40%       2.38%
Ratio of Expenses to Average Net Assets Excluding Interest
 Expense                                                                 N/A          N/A        1.10%        1.29%       1.34%
Ratio of Net Investment Income to Average Net Assets                    8.79%        8.22%      13.33%       13.12%      11.61%
Portfolio Turnover Rate                                                  157%         316%        375%         249%        457%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                             CLASS B
                                                                 ----------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                        2002++       2001        2000         1999++      1998++
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $  3.01      $  2.92     $  3.03      $  2.66     $  5.77
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                 0.26         0.30        0.20         0.28        1.13
  Net Realized and Unrealized Gain (Loss) on Investments                0.05         0.02        0.17         0.46       (3.17)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                    0.31         0.32        0.37         0.74       (2.04)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.32)       (0.23)      (0.48)       (0.05)      (1.07)
  Return of Capital                                                       --           --          --        (0.32)         --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.32)       (0.23)      (0.48)       (0.37)      (1.07)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $  3.00      $  3.01     $  2.92      $  3.03     $  2.66
=================================================================================================================================
TOTAL RETURN                                                           10.34%       10.50%      12.50%       28.01%     (35.37)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $   343      $   429     $   387      $   860     $ 1,187
Ratio of Expenses to Average Net Assets                                 1.31%        1.38%       1.40%        1.65%       2.62%
Ratio of Expenses to Average Net Assets Excluding Interest
 Expense                                                                 N/A          N/A        1.35%        1.55%       1.60%
Ratio of Net Investment Income to Average Net Assets                    8.54%        7.97%      13.28%       12.85%      11.09%
Portfolio Turnover Rate                                                  157%         316%        375%         249%        457%
---------------------------------------------------------------------------------------------------------------------------------

++ Per share amounts for the years ended December 31, 2002, 1999 and 1998 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Highlights

Money Market Portfolio

Selected Per Share Data and Ratios

                                                                                             CLASS A
                                                            ---------------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------------------------------
                                                                  2002          2001          2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $    1.000    $    1.000    $    1.000    $    1.000    $    1.000
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                          0.013         0.038         0.060         0.047         0.051
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                         (0.013)       (0.038)       (0.060)       (0.047)       (0.051)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $    1.000    $    1.000    $    1.000    $    1.000    $    1.000
=================================================================================================================================
TOTAL RETURN                                                      1.30%         3.82%         6.06%         4.80%         5.20%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                       $1,369,935    $2,706,283    $3,026,412    $2,931,316    $1,958,177
Ratio of Expenses to Average Net Assets                           0.48%         0.48%         0.48%         0.50%         0.49%
Ratio of Net Investment Income to Average Net Assets              1.32%         3.90%         6.07%         4.73%         5.07%
---------------------------------------------------------------------------------------------------------------------------------

Municipal Money Market Portfolio

                                                                                             CLASS A
                                                            ---------------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------------------------------
                                                                  2002          2001          2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  1.000    $    1.000    $    1.000    $    1.000      $  1.000
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                          0.009         0.022         0.044         0.027         0.030
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                         (0.009)       (0.022)       (0.044)       (0.027)       (0.030)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $  1.000    $    1.000    $    1.000    $    1.000      $  1.000
=================================================================================================================================
TOTAL RETURN                                                      0.90%         2.23%         3.57%         2.77%         3.00%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                         $910,426    $1,346,818    $1,476,436    $1,405,646      $990,579
Ratio of Expenses to Average Net Assets                           0.48%         0.49%         0.48%         0.50%         0.50%
Ratio of Net Investment Income to Average Net Assets              0.90%         2.25%         3.50%         2.76%         2.96%
---------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         December 31, 2002

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of twenty-two separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). Each Portfolio (with the exception of the International Small Cap, Money Market and Municipal Money Market Portfolios) offers two classes of shares -- Class A and Class B. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights. Effective May 20, 2002, the Fixed Income III and High Yield II Portfolios were combined with the assets of the Investment Grade Fixed Income and High Yield Portfolios, respectively, of the Morgan Stanley Institutional Fund Trust. Effective October 31, 2002, the Global Fixed Income II Portfolio was liquidated with the approval of the Directors of the Fund.

The investment objectives of each of the Portfolios are described in detail in the Investment Overviews appearing elsewhere in this Annual Report. Generally, the investment objective of the domestic and international equity portfolios is to seek capital appreciation by investing in equity and equity-related securities. The investment objective of the international fixed income portfolio is primarily to seek a high total return consistent with preservation of capital. The investment objective of the money market portfolios is to seek current income and preserve capital.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in the preparation of the financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and/or traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities owned by the Money Market and Municipal Money Market Portfolios are stated at amortized cost, which approximates market value. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures adopted by the Board of Directors, although actual calculations may be done by others.

2. REPURCHASE AGREEMENTS: The Portfolios may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Portfolios, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities-at the prevailing rates of exchange on the valuation date;

     - investment transactions, investment income and expenses-at the prevailing rates of exchange on the dates of such transactions.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

December 31, 2002

Notes to Financial Statements (cont'd)

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of government supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued on the Statement of Net Assets.

4. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Credit risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gains on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5. FORWARD COMMITMENTS AND WHEN-ISSUED/ DELAYED DELIVERY SECURITIES: Each Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, certain Portfolios may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the Portfolio's records. Purchasing securities on a forward commitment or when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         December 31, 2002

Notes to Financial Statements (cont'd)

     price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains or losses may have on a Portfolio.

6. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolios have the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolios generally have no right to enforce compliance by the borrower under the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Portfolio. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

7. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which a Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. Dividends and interest payable on such securities sold short are included as dividend expense and interest expense, respectively, in the Statement of Operations. A Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the Portfolio's records or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

8. SECURITY LENDING: Certain Portfolios may lend investment securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decline in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. Portfolios that lend securities receive cash as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

     Based on pre-established guidelines, the securities lending agent invests the cash collateral that is received in high-quality short-term investments. The Portfolio retains a portion of the income derived from these investments, which is included in the Statement of Operations in interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower. The value of loaned securities and related collateral outstanding at December 31, 2002 are as follows:

                                        VALUE OF
                                          LOANED     VALUE OF
                                      SECURITIES   COLLATERAL
PORTFOLIO                                  (000)        (000)
--------------------------------------------------------------
Active International Allocation       $   18,326   $   19,304
Emerging Markets                          72,128       74,343
European Value Equity                        925          972
International Equity                     204,085      214,519
International Magnum                       2,455        2,571
Equity Growth                             11,930       12,061

MORGAN STANLEY INSTITUTIONAL FUND, INC.

December 31, 2002

Notes to Financial Statements (cont'd)

The following Portfolios had income from securities lending (after rebates to borrowers and fee paid to securities lending agent):

                                                 NET INTEREST
                                                    EARNED BY
                                                    PORTFOLIO
PORTFOLIO                                               (000)
--------------------------------------------------------------
Active International Allocation                      $    341
Emerging Markets                                          415
European Value Equity                                      26
International Equity                                    3,280
International Magnum                                       38
Equity Growth                                              82

9. STRUCTURED SECURITIES: The Emerging Markets Debt Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Portfolio to credit risks of the underlying instruments as well as of the issuer of the structured security. Structured securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

10. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government securities or other high grade liquid investments deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date the contract was entered into and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from (to) broker is comprised of initial margin and variation margin, as stated in the Statement of Net Assets.

     Certain Portfolios may use futures contracts in order to manage their exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of hedged investments.

11. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, a Portfolio, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

     Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. Each Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         December 31, 2002

Notes to Financial Statements (cont'd)

     mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Dividends to the shareholders of the Money Market and the Municipal Money Market Portfolios are accrued daily and are distributed on or about the 15th of each month. Distributions for the remaining Portfolios are recorded on the ex-distribution date.

     The U.S. Real Estate Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

     For certain Portfolios that invest in international securities, a 2.00% redemption fee is imposed on shares purchased in those Portfolios and held less than 60 days. The purpose of the redemption fees is to protect the Portfolios and their shareholders from the effects of short-term trading in Portfolios' shares. These fees, if any, are included in Capital Share Redemptions on the Statement of Changes in Net Assets.

B. ADVISER: Morgan Stanley Investment Management, Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Fund with investment advisory services under the terms of an Investment Advisory and Management Agreement (the "Agreement") at the annual rates of average daily net assets indicated below. MS Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolios, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                     MAXIMUM
                                                  EXPENSE RATIO
                                     ADVISORY   -----------------
PORTFOLIO                                 FEE   CLASS A   CLASS B
------------------------------------------------------------------
Active International Allocation        0.65%      0.80%    1.05%
Asian Equity                           0.80       1.00     1.25
Asian Real Estate                      0.80       1.00     1.25
Emerging Markets                       1.25       1.75     2.00
European Real Estate                   0.80       1.00     1.25
European Value Equity                  0.80       1.00     1.25
Global Franchise                       0.80       1.00     1.25
Global Value Equity                    0.80       1.00     1.25
International Equity                   0.80       1.00     1.25
International Magnum                   0.80       1.00     1.25
International Small Cap                0.95       1.15      N/A
Japanese Value Equity                  0.80       1.00     1.25
Latin American                         1.10       1.70     1.95
Equity Growth                          0.60       0.80     1.05
Focus Equity                           0.80       1.00     1.25
Small Company Growth                   1.00       1.10     1.35
Technology                             1.00       1.25     1.50
U.S. Real Estate                       0.80       1.00     1.25
Value Equity                           0.50       0.70     0.95
Emerging Markets Debt                  0.75       1.75     2.00
Money Market                           0.30       0.55      N/A
Municipal Money Market                 0.30       0.57      N/A

Morgan Stanley Investment Advisors Inc., (the "Sub-Advisor" or "MS Advisors"), provides sub-advisory services to the Money Market and Municipal Money Market Portfolios. MS Advisors receives a sub-advisory fee from the investment advisory fees paid to MS Investment Management by the Money Market and Municipal Money Market Portfolios.

C. ADMINISTRATOR: MS Investment Management (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.15% of the average daily net assets of each Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. DISTRIBUTOR: Morgan Stanley & Co., Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley, and an affiliate of MS Investment Management, serves as the distributor of the Fund and provides Class B shareholders of the applicable Portfolios with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Distributor is entitled to receive from each applicable Portfolio, a distribution fee, which is accrued daily and paid quarterly, at an annual rate of 0.25% of the Class B shares' average daily net assets. The Distributor may voluntarily waive from time to time all or any portion of its distribution fee.

E. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

F. DIRECTORS' FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan

MORGAN STANLEY INSTITUTIONAL FUND, INC.

December 31, 2002

Notes to Financial Statements (cont'd)

(the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. The deferred fees payable, under the Compensation Plan, at December 31, 2002, totaled $1,054,000 and are included in Directors' Fees and Expenses Payable for the applicable Portfolios on the Statement of Net Assets. The deferred portion of Directors' Fees and Expenses shown on the Statement of Operations is impacted by fluctuations in the market value of the investments selected by each Director. For the year ended December 31, 2002, Directors' Fees and Expenses were reduced by approximately $65,000 due to these fluctuations.

G. PURCHASES AND SALES: During the year ended December 31, 2002, purchases and sales of investment securities, other than long-term U.S. Government securities and short-term investments, were:

                                     PURCHASES         SALES
PORTFOLIO                                (000)         (000)
------------------------------------------------------------
Active International Allocation     $  124,292   $   193,963
Asian Equity                            29,901        49,308
Asian Real Estate                        1,025           889
Emerging Markets                       704,667       752,232
European Real Estate                    14,341        13,274
European Value Equity                   33,756        34,354
Global Franchise                        70,144        33,867
Global Value Equity                     38,070        26,485
International Equity                 2,478,688     2,067,003
International Magnum                    45,571        92,208
International Small Cap                229,581       139,627
Japanese Value Equity                   16,733        11,148
Latin American                          15,317        15,473
Equity Growth                          948,941       966,471
Focus Equity                           122,424       137,900
Small Company Growth                   452,392       351,653
Technology                              33,326        37,321
U.S. Real Estate                       380,136       359,231
Value Equity                            96,120        58,469
Emerging Markets Debt                   78,127        82,857

There was no purchases and sales of U.S. Government securities for the year ended December 31, 2002.

During the year ended December 31, 2002, the following Portfolios paid brokerage commissions to Morgan Stanley & Co., an affiliated broker/dealer:

                                                   BROKERAGE
                                                 COMMISSIONS
PORTFOLIO                                              (000)
------------------------------------------------------------
Asian Equity                                            $ 19
Asian Real Estate                                          1
Emerging Markets                                         227
Global Value Equity                                        4
International Magnum                                       1
Japanese Value Equity                                      3
Equity Growth                                             34
Focus Equity                                              10
Small Company Growth                                      22
Technology                                                 1
Value Equity                                              24

H. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. In addition to the distributions shown below, Asian Equity Portfolio had a return of capital of $51,000 in 2002. Municipal Money Market Portfolio's ordinary income distributions shown below include tax-exempt as well as taxable components. The tax character of distributions paid during 2002 and 2001 was as follows:

                                       2002 DISTRIBUTIONS         2001 DISTRIBUTIONS
                                            PAID FROM:                PAID FROM:
                                    ------------------------   ------------------------
                                     ORDINARY      LONG-TERM    ORDINARY      LONG-TERM
                                       INCOME   CAPITAL GAIN      INCOME   CAPITAL GAIN
PORTFOLIO                               (000)          (000)       (000)          (000)
----------------------------------------------------------------------------------------
Active International
 Allocation                         $   7,649      $      --   $   6,488       $     --
Asian Equity                              225             --         316             --
Asian Real Estate                          82             --          79             --
Emerging Markets                          324             --          --             --
European Real Estate                    1,087             --         432             --
European Value Equity                     510             --       1,446          2,162
Global Franchise                          169             --          --             --
Global Value Equity                       861            601         626             --
International Equity                  104,631             --      86,476         51,369
International Magnum                      465             --         789             --
International Small Cap                 4,992            149      11,711            930
Japanese Value Equity                      --             --         715             --
Latin American                            234             --         336             --
Equity Growth                           1,002             --          --          9,328
Focus Equity                               --             --          --          2,686
Small Company Growth                       --             --          25             --
Technology                                 --             --          --          3,620
U.S. Real Estate                       30,807         27,284      30,286         24,179
Value Equity                            2,149             --       2,648          2,898
Emerging Markets Debt                   5,066             --       4,322             --
Money Market                           23,615             --     122,588             --
Municipal Money Market                 10,310             --      32,457             --

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         December 31, 2002

Notes to Financial Statements (cont'd)

The amount and character of income and capital gain distributions to be paid by the Portfolios of the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent book and tax basis differences may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital. Permanent book and taxes differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

At December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                   UNDISTRIBUTED
                                                   UNDISTRIBUTED       LONG-TERM
                                                 ORDINARY INCOME    CAPTIAL GAIN
PORTFOLIO                                                  (000)           (000)
--------------------------------------------------------------------------------
Active International Allocation                            $ 555           $  --
Asian Real Estate                                             22              --
European Real Estate                                          39              --
European Value Equity                                         47              --
Global Franchise                                             142              --
Global Value Equity                                           12             472
International Magnum                                         288              --
International Small Cap                                      448              --
Latin American                                                24              --
Equity Growth                                                 43              --
U.S. Real Estate                                              --             305
Value Equity                                                  16              --
Money Market                                                 270              --
Municipal Money Market                                       108              --

Any Portfolios not shown above have no distributable earnings on a tax basis. The undistributed ordinary income for the Municipal Money Market represents tax-exempt income.

At December 31, 2002, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios (excluding foreign currency if applicable) were:

                                                                                            NET
                                                                                   APPRECIATION
                                              COST   APPRECIATION   DEPRECIATION  (DEPRECIATION)
PORTFOLIO                                    (000)          (000)          (000)           (000)
-----------------------------------------------------------------------------------------------
Active International Allocation         $  360,653   $      7,712   $    (93,183)  $    (85,471)
Asian Equity                                24,768          1,027         (4,574)        (3,547)
Asian Real Estate                            2,595             44           (434)          (390)
Emerging Markets                           893,731         42,798       (192,700)      (149,902)
European Real Estate                        19,526          1,508           (966)           542
European Value Equity                       35,030            477         (4,349)        (3,872)
Global Franchise                            48,260          3,972         (2,040)         1,932
Global Value Equity                         76,462          1,154        (16,554)       (15,400)
International Equity                     4,856,496        211,698       (534,349)      (322,651)
International Magnum                        91,169          2,005        (17,047)       (15,042)
International Small Cap                    501,146         37,211        (98,082)       (60,871)
Japanese Value Equity                       38,630            138        (12,513)       (12,375)
Latin American                              22,766            133         (4,682)        (4,549)
Equity Growth                              685,715             --        (83,338)       (83,338)
Focus Equity                                70,219             --        (11,974)       (11,974)
Small Company Growth                       304,217         15,639        (28,134)       (12,495)
Technology                                  34,726            335        (13,114)       (12,779)
U.S. Real Estate                           678,331         60,587        (52,646)         7,941
Value Equity                               139,928          6,118        (22,100)       (15,982)
Emerging Markets Debt                       48,069          2,761         (3,243)          (482)
Money Market                             1,371,512             --             --             --
Municipal Money Market                     908,242             --             --             --

At December 31, 2002, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

                                                        EXPIRATION DATE DECEMBER 31, (000)
-----------------------------------------------------------------------------------------------------------
PORTFOLIO                                2005      2006     2007     2008       2009       2010       TOTAL
-----------------------------------------------------------------------------------------------------------
Active International Allocation       $    --   $    --   $   --   $   --   $ 20,350   $ 60,663   $  81,013
Asian Equity                           10,287    67,604       --       --     17,418      6,691     102,000
Asian Real Estate                          --     2,190       --       --         --         68       2,258
Emerging Markets                           --        --       --       --    266,985    102,776     369,761
European Real Estate                       --     1,283    4,708      215        101         --       6,307
European Value Equity                      --        --       --       --        717      1,359       2,076
International Magnum                       --        --       --       --     11,881      4,936      16,817
International Small Cap                    --        --       --       --         --      9,475       9,475
Japanese Value Equity                   9,712    23,700      583       --         --      3,162      37,157
Latin American                             --    15,053    5,508       --      1,705      4,597      26,863
Equity Growth                              --        --       --       --     33,000    117,052     150,052
Focus Equity                               --        --       --       --     14,650     21,111      35,761
Small Company Growth                       --        --       --       --     48,399     41,886      90,285
Technology                                 --        --       --       --     50,529     28,302      78,831
Value Equity                               --        --       --       --         --     23,101      23,101
Emerging Markets Debt                      --    83,015    9,761       --        704         --      93,480

During the year ended December 31, 2002, the European Real Estate, Global Value Equity and Emerging Markets Debt utilized capital loss carryforward for U.S. Federal income tax

MORGAN STANLEY INSTITUTIONAL FUND, INC.

December 31, 2002

Notes to Financial Statements (cont'd)

purposes of approximately $209,000, $75,000 and $1,030,000 respectively.

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Net capital, passive investment company (PFIC), and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2002, the Portfolio deferred to January 1, 2003 for U.S. Federal income tax purposes, post-October capital, PFIC and currency losses as indicated:

                                                CAPITAL            CURRENCY
                                                 LOSSES     PFIC     LOSSES
PORTFOLIO                                         (000)    (000)      (000)
----------------------------------------------------------------------------
Active International Allocation                 $ 5,259    $  --    $    --
Asian Equity                                        385       --          3
Emerging Markets                                     --       --        128
European Real Estate                                 --       --          3
European Value Equity                               389       --         --
Global Franchise                                     27       --        208
Global Value Equity                                  --       --         84
International Magnum                                933       --         --
International Small Cap                           4,057       --         --
Japanese Value Equity                                75       --         --
Latin American                                      813       --         12
Equity Growth                                    25,150       --         --
Focus Equity                                        496       --         --
Small Company Growth                              2,976       --         --
Technology                                        2,114       --         --
U.S. Real Estate                                  8,427       --         --
Value Equity                                      1,531       --         --

I. OTHER: The net assets of certain Portfolios are substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities. Further, at times certain of the Portfolios' investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

The Emerging Markets Debt Portfolio holds a significant portion of its investments in securities which are traded by a small number of market makers who may also be utilized by the Portfolio to provide pricing information used to value such investments. The amounts realized upon disposition of these securities may differ from the value reflected on the Statement of Net Assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, currently no central registration system exists and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a counterparty's failure to complete the transaction.

From time to time, certain Portfolios may have shareholders that hold a significant portion of a Portfolio's outstanding shares. Investment decisions of these shareholders could have a material impact on those Portfolios.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         December 31, 2001

Report of Ernst & Young, Independent Auditors

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF MORGAN STANLEY INSTITUTIONAL FUND, INC.

We have audited the accompanying statements of net assets of the Morgan Stanley Institutional Fund, Inc. (comprising, respectively, the Active International Allocation Portfolio, Asian Equity Portfolio, Asian Real Estate Portfolio, Emerging Markets Portfolio, European Real Estate Portfolio, European Value Equity Portfolio, Global Franchise Portfolio, Global Value Equity Portfolio, International Equity Portfolio, International Magnum Portfolio, International Small Cap Portfolio, Japanese Value Equity Portfolio, Latin American Portfolio, Equity Growth Portfolio, Focus Equity Portfolio, Small Company Growth Portfolio, Technology Portfolio, U.S. Real Estate Portfolio, Value Equity Portfolio, Emerging Markets Debt Portfolio, Money Market Portfolio and Municipal Money Market Portfolio) (the "Fund") as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Morgan Stanley Institutional Fund, Inc. at December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Ernst & Young LLP

Boston, Massachusetts
February 7, 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.

December 31, 2002

Federal Tax Information (Unaudited)

For the year ended December 31, 2002, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders for the Global Value Equity, Equity Growth and Value Equity Portfolios are 63.69%, 100%, and 100%, respectively.

For the year ended December 31, 2002, the percentage of income earned from direct U.S. Treasury Obligations for the Money Market Portfolio is 2.39%.

For the year ended December 31, 2002, the percentage of exempt interest dividends paid by the Municipal Money Market Portfolios is 99.63%.

For the year ended December 31, 2002, the following Portfolios intend to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

                                                   FOREIGN     FOREIGN
                                                TAX CREDIT      SOURCE
                                              PASS-THROUGH      INCOME
           PORTFOLIO                                 (000)       (000)
           ------------------------------------------------------------
           Active International Allocation        $    830     $ 7,692
           Asian Equity                                 64         857
           Asian Real Estate                             4          85
           Emerging Markets                          1,531      16,684
           European Real Estate                         86         840
           European Value Equity                        60         909
           Global Franchise                            154       1,199
           Global Value Equity                          53         765
           International Equity*                    10,410      95,692
           International Magnum                        167       1,499
           International Small Cap                   1,070       9,992
           Latin American                               30         654

*Amounts based on October 31 tax year end.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         December 31, 2002

Director and Officer Information (Unaudited)

Independent Directors:

                                           TERM OF                                       NUMBER OF
                                           OFFICE AND                                    PORTFOLIOS IN
                                           LENGTH OF                                     FUND COMPLEX
NAME, AGE AND ADDRESS     POSITION(S)HELD  TIME         PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY     OTHER DIRECTORSHIPS HELD
OF DIRECTOR               WITH REGISTRANT  SERVED*      PAST 5 YEARS                     DIRECTOR**       BY DIRECTOR
-----------------------   ---------------  ----------   ------------------------------   --------------  -------------------------
John D. Barrett II (67)   Director         Director     Chairman and Director of         71              Director of the Ashforth
565 Fifth Avenue                           since 1996   Barrett Associates, Inc.                         Company (real estate).
New York, NY 10017                                      (investment counseling).

Thomas P. Gerrity (61)    Director         Director     Professor of Management,         71              Director, ICG Commerce,
219 Grays Lane                             since 2001   formerly, Dean, Wharton School                   Inc.; Sunoco; Fannie Mae;
Haverford, PA 19041                                     of Business, University of                       Reliance Group Holdings,
                                                        Pennsylvania; formerly,                          Inc., CVS Corporation and
                                                        Director, IKON Office                            Knight-Ridder, Inc.
                                                        Solutions, Inc., Fiserv,
                                                        Digital Equipment Corporation,
                                                        Investor Force Holdings, Inc.
                                                        and Union Carbide Corporation.

Gerard E. Jones (65)      Director         Director     Of Counsel, Shipman & Goodwin,   72              Director of Tractor Supply
Shipman & Goodwin, LLP                     since 1996   LLP (law firm).                                  Company, Tiffany
43 Arch Street                                                                                           Foundation, and Fairfield
Greenwich, CT 06830                                                                                      County Foundation and The
                                                                                                         India Magnum Fund Ltd.

Joseph J. Kearns (60)     Director         Director     Investment consultant;           71              Director, Electro Rent
Kearns & Associates LLC                    since 2001   formerly CFO of The                              Corporation and The Ford
PMB754                                                  J. Paul Getty Trust.                             Family Foundation.
23852 Pacific
Coast Highway
Malibu, CA 90265

Vincent R. McLean (71)    Director         Director     Formerly, Executive Vice         71              Director, Banner Life
702 Shackamaxon Drive                      since 2001   President, Chief Financial                       Insurance Co.; William
Westfield, NJ 07090                                     Officer, Director and Member                     Penn Life Insurance
                                                        of the Executive Committee of                    Company of New York.
                                                        Sperry Corporation (now part
                                                        of Unisys Corporation).

C. Oscar Morong, Jr.      Director         Director     Managing Director, Morong        71              Trustee of the mutual
(67)                                       since 2001   Capital Management; formerly,                    funds in the Smith
1385 Outlook Drive West                                 Senior Vice President and                        Barney/CitiFunds fund
Mountainside, NJ 07092                                  Investment Manager for CREF,                     complex.
                                                        TIAA-CREF Investment
                                                        Management, Inc. (investment
                                                        management); formerly,
                                                        Director, The Indonesia Fund
                                                        (mutual fund).

William G. Morton, Jr.    Director         Director     Chairman Emeritus and former     71              Director of Radio Shack
(65)                                       since 2000   Chief Executive Officer of                       Corporation (electronics).
304 Newbury Street,                                     Boston Stock Exchange.
#560 Boston, MA 02115

Michael Nugent (66)       Director         Director     General Partner, Triumph         194             Director of various
c/o Triumph Capital,                       since 2001   Capital, L.P. (private                           business organizations;
L.P. 237 Park Avenue                                    investment partnership);                         Chairman of the Insurance
New York, NY 10017                                      formerly, Vice President,                        Committee and Director or
                                                        Bankers Trust Company and BT                     Trustee of the retail
                                                        Capital Corporation.                             families of funds advised
                                                                                                         by Morgan Stanley
                                                                                                         Investment Advisors Inc.

Fergus Reid (70)          Director         Director     Chairman and Chief Executive     72              Trustee and Director of
85 Charles Colman Blvd.                    since 1996   Officer of Lumelite Plastics                     approximately 30
Pawling, NY 12564                                       Corporation.                                     investment companies in
                                                                                                         the JPMorgan Funds complex
                                                                                                         managed by JPMorgan
                                                                                                         Investment Management
                                                                                                         Inc., Director of The
                                                                                                         India Magnum Fund Ltd.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

December 31, 2002

Director and Officer Information (cont'd)

Independent Directors:

                                           TERM OF                                       NUMBER OF
                                           OFFICE AND                                    PORTFOLIOS IN
                                           LENGTH OF                                     FUND COMPLEX
NAME, AGE AND ADDRESS     POSITION(S)HELD  TIME         PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY     OTHER DIRECTORSHIPS HELD
OF DIRECTOR               WITH REGISTRANT  SERVED*      PAST 5 YEARS                     DIRECTOR**       BY DIRECTOR
-----------------------   ---------------  ----------   ------------------------------   --------------  -------------------------
Barton M. Biggs (70)      Chairman and     Chairman     Chairman, Director and           72              Member of the Yale
1221 Avenue of the        Director         and          Managing Director of Morgan                      Development Board
Americas                                   Director     Stanley Investment Management
New York, NY 10020                         since 1996   Inc. and Chairman and Director
                                                        of Morgan Stanley Investment
                                                        Management Limited; Managing
                                                        Director of Morgan Stanley &
                                                        Co. Incorporated; Director and
                                                        Chairman of the Board of
                                                        various U.S. registered
                                                        companies managed by Morgan
                                                        Stanley Investment Management
                                                        Inc.

Ronald E. Robison (63)    President and    President    President and Trustee; Chief     72
1221 Avenue of the        Director         and          Global Operations Officer and
Americas                                   Director     Managing Director of Morgan
New York, NY 10020                         since 2001   Stanley Investment Management
                                                        Inc.; Managing Director of
                                                        Morgan Stanley & Co.
                                                        Incorporated; formerly,
                                                        Managing Director and Chief
                                                        Operating Officer of TCW
                                                        Investment Management Company;
                                                        Director and President of
                                                        various funds in the Fund
                                                        Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment
  Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 836487 and the SAI is found within form type 485BPOS.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         December 31, 2002

Director and Officer Information (cont'd)

Officers:

                                                               TERM OF OFFICE
NAME, AGE AND ADDRESS                        POSITION(S)HELD   AND LENGTH OF
OF EXECUTIVE OFFICER                         WITH REGISTRANT   TIME SERVED*     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------   ---------------   ---------------  ---------------------------------------------------
Ronald E. Robison (63                        President and     President since  Chief Global Operations Officer and Managing
Morgan Stanley Investment Management Inc.    Director          2001             Director of Morgan Stanley Investment Management
1221 Avenue of the Americas                                                     Inc.; Director and President of various U.S.
New York, NY 10020                                                              registered investment companies managed by Morgan
                                                                                Stanley Investment Management Inc.; previously,
                                                                                Managing Director and Chief Operating Officer of
                                                                                TCW Investment Management Company.

Stefanie V. Chang (36)                       Vice President    Vice President   Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                      since 1997       Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                     Management Inc.; formerly, practiced law with the
New York, NY 10020                                                              New York law firm of Rogers & Wells (now Clifford
                                                                                Chance US LLP); Vice President of certain funds in
                                                                                the Fund Complex.

Lorraine Truten (41)                         Vice President    Vice President   Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.                      since 2001       Management Inc.; Head of Global Client Services,
1221 Avenue of the Americas                                                     Morgan Stanley Investment Management Inc.;
New York, NY 10020                                                              President, Morgan Stanley Fund Distribution, Inc.
                                                                                formerly, President of Morgan Stanley Institutional
                                                                                Fund Trust; Vice President of certain funds in the
                                                                                Fund Complex.

Mary E. Mullin (35)                          Secretary         Secretary since  Vice President of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment Management Inc.                      1999             and Morgan Stanley Investment Management Inc.;
1221 Avenue of the Americas                                                     formerly, practiced law with the New York law firms
New York, NY 10020                                                              of McDermott, Will & Emery and Skadden, Arps,
                                                                                Slate, Meagher & Flom LLP; Secretary of certain
                                                                                funds in the Fund Complex.

James W. Garrett (34)                        Treasurer         Treasurer since  Executive Director of Morgan Stanley & Co.,
Morgan Stanley Investment Management Inc.                      2002             Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                     Management Inc. and Treasurer of various U.S.
New York, NY 10020                                                              registered investment companies managed by Morgan
                                                                                Stanley Investment Management Inc.; formerly, with
                                                                                Price Waterhouse LLP (now PricewaterhouseCoopers
                                                                                LLP)

Belinda A. Brady (35)                        Assistant         Assistant        Fund Administration Senior Manager, J.P. Morgan
J.P. Morgan Investor Services Co.            Treasurer         Treasurer since  Investor Services Co. (formerly, Chase Global Funds
73 Tremont Street                                              2001             Services Company); formerly, Senior Auditor at
Boston, MA 02108-3913                                                           Price Waterhouse LLP (now PricewaterhouseCoopers
                                                                                LLP); Assistant Treasurer of certain funds in the
                                                                                Fund Complex.

----------------
* Each Officer serves an indefinite term, until his or her successor is elected.

Morgan Stanley Institutional Fund, Inc.

December 31, 2002

Director and Officer Information (cont'd)

Investment Adviser and Administrator
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Distributor
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

Custodian
JP Morgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Legal Counsel
Mayer, Brown, Rowe & Maw LLP
1675 Broadway
New York, New York 10019-5820

Independent Auditors
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


This report is authorized for distribution only when preceded or accompanied by the prospectus of the The Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call 1(800) 548-7786.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.


Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, NY 10020
MSIF: (800) 548-7786

(C) 2003 Morgan Stanley

Morgan Stanley                                            1231-fibaleqseman-0203